FILE NOS. 333-39804; 811-03457

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 20	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 132	☒

Penn Mutual Variable Annuity Account III

(Exact Name of Registrant)

THE PENN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

600 Dresher Road

Horsham, Pennsylvania 19044

(Address of Principal Executive Offices of Depositor)

Depositor’s Telephone Number: 215-956-8000

Kevin T. Reynolds

Senior Vice President and Chief Legal Officer

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

Copy to:

Christopher D. Menconi

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, DC 20004

Title of Securities Being Registered:    Individual Variable Annuity Contracts – Flexible Purchase Payments.

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

            immediately upon filing pursuant to paragraph (b) of Rule 485.

   X      on May 1, 2018 pursuant to paragraph (b) of Rule 485.

            60 days after filing pursuant to paragraph (a) of Rule 485.

            on (date) pursuant to paragraph (a) of Rule 485.

Penn Mutual Variable Annuity Account III May 1, 2018 Enhanced Credit Variable Annuity

PROSPECTUS — MAY 1, 2018

Individual Variable and Fixed Annuity Contract - Flexible Purchase Payments

ENHANCED CREDIT VARIABLE ANNUITY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

This prospectus describes an individual variable and fixed annuity contract (“Contract”) offered by The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) and contains information that you should know before purchasing a Contract. Please read it carefully and save it for future reference.

The Contract is an agreement between you and Penn Mutual. You agree to make one or more payments to us and we agree to make annuity and other payments to you at a future date. The Contract:

•	has a variable component, which means that your Variable Account Value and any variable payout will be based upon investment experience (see investment options on next page),
•	has a fixed component, which means that your Fixed Account Value and any fixed payout will be based on purchase payments accumulated with interest at a rate of not less than 3%,
•	has a purchase payment enhancement feature, which means that each time you make a purchase payment, Penn Mutual will add an additional credit to your Contract Value,
•	is tax-deferred, which means that you will not pay taxes until we begin to make annuity payments to you or you take money out,
•	allows you to choose to receive annuity payments over different periods of time, including over your lifetime,
•	offers an optional guaranteed minimum accumulation benefit rider,
•	offers an optional guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit rider,
•	offers a growth and income advantage benefit rider, and
•	offers a purchasing power protector benefit rider with an adjustment for changes in the inflation rate.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. It is a crime for anyone to tell you otherwise.

The Contract is not suitable for short-term investment. You may pay a deferred sales charge of up to 8% on early withdrawals. If you withdraw money before age 59 1/2 you may pay a 10% additional income tax. The Contract is not a bank deposit and is not federally insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal government agency.

Contract expenses are higher than other annuity contracts offered by Penn Mutual without a purchase payment enhancement feature. The benefit of the purchase payment enhancement may be more than offset by the higher expenses, relative to other annuity contracts we offer, if withdrawals are made in the early years of the Contract.

You may return your Contract within ten days of receipt for a full refund of the greater of the Contract Value or, if required by state law, purchase payments. Longer free look periods apply in some states. Your purchase payments and purchase payment enhancement will be allocated to the Subaccounts you have selected on the date we issued your Contract. The refund will not include the portion of the Contract Value which is attributable to the purchase payment enhancement. To return your Contract, simply deliver or mail it to our office or to our representative who delivered the Contract to you. The date of the cancellation will be the date we receive your Contract.

You may obtain a Statement of Additional Information, dated May 1, 2018, from us free of charge by writing The Penn Mutual Life Insurance Company, Attn: SAI Request — CNN, Philadelphia, PA 19172 or by visiting our web site at www.pennmutual.com. Or, you can call us at (800) 523-0650. The Statement of Additional Information contains more information about the Contract. It is filed with the Securities and Exchange Commission (the “Commission”) and we incorporate it by reference into this prospectus. The table of contents of the Statement of Additional Information is at the end of this prospectus.

The Commission maintains a web site (http://www.sec.gov) that contains this prospectus, the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

Under the variable component of the Contract, you may direct us to invest your payments in one or more of the following underlying funds (the “Funds”) through Penn Mutual Variable Annuity Account III (the “Separate Account”).

Penn Series Funds, Inc.	Manager
Money Market Fund	Penn Mutual Asset Management, LLC
Limited Maturity Bond Fund	Penn Mutual Asset Management, LLC
Quality Bond Fund	Penn Mutual Asset Management, LLC
High Yield Bond Fund	Penn Mutual Asset Management, LLC
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Balanced Fund	Penn Mutual Asset Management, LLC
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Massachusetts Financial Services Company
Large Core Growth Fund	Morgan Stanley Investment Management Inc.
Large Cap Value Fund	Loomis, Sayles & Company, L.P.
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSGA Funds Management, Inc.
Mid Cap Growth Fund	Ivy Investment Management Company
Mid Cap Value Fund	Neuberger Berman Investment Advisers LLC
Mid Core Value Fund	American Century Investment Management, Inc.
SMID Cap Growth Fund	Goldman Sachs Asset Management, L.P.
SMID Cap Value Fund	AllianceBernstein L.P.
Small Cap Growth Fund	Janus Capital Management LLC
Small Cap Value Fund	Goldman Sachs Asset Management L.P.
Small Cap Index Fund	SSGA Funds Management, Inc.
Developed International Index Fund	SSGA Funds Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management Inc.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.
Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Aggressive Allocation Fund	Penn Mutual Asset Management, LLC
Moderate Allocation Fund	Penn Mutual Asset Management, LLC
Moderately Conservative Allocation Fund	Penn Mutual Asset Management, LLC
Conservative Allocation Fund	Penn Mutual Asset Management, LLC

A prospectus for each of these Funds accompanies this prospectus.

PROSPECTUS CONTENTS

GLOSSARY	5

EXPENSES	7

EXAMPLES OF FEES AND EXPENSES	9

GLOSSARY

We have included in this section additional explanation of certain words or terms used in this prospectus. These words or terms are capitalized throughout this prospectus.

Accumulation Period:  A period that begins with your first purchase payment and ends on the Annuity Date.

Accumulation Unit:  A unit of measure used to compute the Variable Account Value under the Contract prior to the Annuity Date.

Administrative Office:  A reference to our administrative office means The Penn Mutual Life Insurance Company, Administrative Office, 600 Dresher Road, Horsham, Pennsylvania 19044.

Age Actual:  True calendar age in exact years (including fractions).

Age Nearest Birthday:  Age rounded to nearest whole number of years.

Annuitant:  The person during whose life annuity payments are made.

Annuity Date:  The date on which annuity payments start.

Annuity Payout Period:  The period of time, starting on the Annuity Date, during which we make annuity payments.

Annuity Unit:  A unit of measure used to calculate the amount of each variable annuity payment.

Beneficiary:  The person(s) named by the Contract Owner to receive the death benefit payable upon the death of the Contract Owner or Annuitant.

Code:  The Internal Revenue Code of 1986, as amended.

Contract:  The combination variable and fixed annuity contract described in this prospectus.

Contract Anniversary:  Any subsequent anniversary date of the Contract Date. All values determined on a Contract Anniversary are based on the next close of regular trading on the New York Stock Exchange (NYSE). To the extent the Contract Anniversary falls on a date other than a business day any value to be determined as of the Contract Anniversary will be determined as of the close of regular trading of the NYSE on the next business day.

Contract Date:  The date the Contract is issued.

Contract Owner:  The person specified in the Contract as the Contract Owner.

Contract Value:  The sum of the Variable Account Value and the Fixed Account Value.

Contract Year:  Each twelve-month period following the contract date.

Dollar Cost Averaging Accounts:  The two fixed account options available under the Contract that are used in conjunction with our dollar cost averaging program. We offer a Six Month Dollar Cost Averaging Account and a Twelve Month Dollar Cost Averaging Account.

Fixed Account Value:  The value of amounts held under the Contract in the Dollar Cost Averaging Accounts.

Fund:  An open-end management investment company registered with the Securities and Exchange Commission (commonly known as a “mutual fund”) in which a Subaccount of a Separate Account invests all of its assets.

Separate Account:  Penn Mutual Variable Annuity Account III, a separate account of The Penn Mutual Life Insurance Company that is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

Subaccount:  A division of the Separate Account which holds shares of the Funds.

Valuation Period:  The period from one valuation of Separate Account assets to the next. Valuation is performed on each day the New York Stock Exchange is open for trading.

Variable Account Value:  The value of amounts held under the Contract in all Subaccounts of the Separate Account.

We or Us:  A reference to “we” or “us” denotes The Penn Mutual Life Insurance Company, also referred to in this prospectus as Penn Mutual or the Company.

You:  A reference to “you” denotes the Contract Owner or prospective Contract Owner.

EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender the Contract, or transfer cash value between Subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchase Payments	None

Maximum Contingent Deferred Sales Charge	8% of purchase payments withdrawn	(a)

Transfer Fee	None(b)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Maximum Annual Contract Administration Charge	$40(c)
Separate Account Annual Expenses (as a percentage of Variable Account Value)
Mortality and Expense Risk Charge	1.25%
Asset Based Contract Administration Charge	0.15%

Total Separate Account Annual Expenses (without riders)	1.40%
Contract Rider Charges (Optional)
Estate Enhancement Death Benefit Rider (for Annuitants Age 60 and Under)	0.20%(d)
Estate Enhancement Death Benefit Rider (for Annuitants Age 61 to 70)	0.30%(e)
Estate Enhancement Death Benefit Rider (for Annuitants Age 71 to 80)	0.60%(f)
Guaranteed Minimum Accumulation Benefit Rider (for Annuitants to Age 80)	1.00%(g)
Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider (for Annuitants Ages 35 to 80)	1.00%(h)
Growth and Income Advantage Benefit Rider	1.00%(i)
Purchasing Power Protector Benefit Rider	1.25%(j)
Total Separate Account Annual Expenses, Including Maximum Charges for Contract Riders (as a percentage of Variable Account Value)	3.00%(k)

Optional Step-Up Plus Death Benefit Enhancement Rider(l)	Monthly Charge Per $1,000 of Benefit
	Minimum	Maximum
	$0.208	$17.292

(a)	The charge decreases to zero after the ninth year. (See What Charges Do I Pay? in this prospectus.)

(b)	Although we have no present intention of charging a transfer fee, we reserve the right to do so in the future.

(c)	You pay $40 or 2% of the Variable Account Value, whichever is less. You do not pay this charge if your Variable Account Value is more than $100,000.

(d)	The current annual charge for this rider is 0.15% and may not be increased beyond the maximum of 0.20%.

(e)	The current annual charge for this rider is 0.25% and may not be increased beyond the maximum of 0.30%.

(f)	The current annual charge for this rider is 0.55% and may not be increased beyond the maximum of 0.60%.

(g)	The current annual charge for this rider is 0.60% and may not be increased beyond the maximum of 1.00%.

(h)	The current annual charge for this rider is 0.90% for a single life guarantee and 1.00% for a joint life guarantee and neither may be increased beyond the maximum of 1.00%.

(i)	The current annual charge for this rider is 0.90% for a single life guarantee and 1.00% for a joint life guarantee and neither may be increased beyond the maximum of 1.00%.

(j)	The current annual charge for this rider is 1.15% for a single life guarantee and 1.25% for a joint life guarantee assessed as a percent of the Withdrawal Base, and neither may be increased beyond the maximum of 1.25%.

(k)	This is the total of the maximum total Separate Account Annual Expenses that may be charged with all available riders attached. Your total current charges will be between 1.40% and 3.00%, depending on whether you choose optional riders and which rider(s) you choose to purchase.

(l)	A Contract Owner may elect the Optional Step-Up Plus Death Benefit Enhancement Rider. The charge for the rider depends on the attained age of the Annuitant and on the amount of the Death Benefit Enhancement. It will be assessed on a pro rata basis on the Subaccounts of the Separate Account. See What Charges Do I Pay? in this prospectus.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Maximum and Minimum Total Fund Operating Expenses	Minimum:	Maximum:
(expenses that are deducted from assets of the Funds, including management fees and other expenses)	0.36%	1.41%

The following table provides more specific detail about the total fund operating expenses for each Fund.

Penn Series Funds, Inc.

Underlying Fund Annual Expenses (as a % of an Underlying Fund’s average daily net assets)

Fund	Investment Advisory Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Operating Expenses		Less Expense Waivers; Plus Recapture		Total Fund Operating Expenses (After Expense Waivers/ Recapture)		Expense Limitation(1)
Money Market	0.33%	0.26%	0.01%	0.60%	(2)	0.00%		0.60%	(2)	0.64%
Limited Maturity Bond	0.46%	0.24%	0.00%	0.70%		0.00%		0.70%		0.74%
Quality Bond	0.44%	0.22%	0.00%	0.66%		0.00%		0.66%		0.73%
High Yield Bond	0.46%	0.30%	0.02%	0.78%	(2)(3)	0.00%		0.78%	(2)(3)	0.92%
Flexibly Managed	0.70%	0.19%	0.05%	0.94%	(2)	0.00%		0.94%	(2)	0.94%
Balanced	0.00%	0.19%	0.48%	0.67%	(2)	0.00%		0.67%	(2)	0.79%
Large Growth Stock	0.71%	0.25%	0.00%	0.96%		0.00%		0.96%		1.02%
Large Cap Growth	0.55%	0.34%	0.00%	0.89%		0.00%		0.89%		0.89%
Large Core Growth	0.60%	0.26%	0.00%	0.86%		0.00%		0.86%		0.90%
Large Cap Value	0.66%	0.24%	0.00%	0.90%		0.00%		0.90%		0.96%
Large Core Value	0.67%	0.23%	0.00%	0.90%		0.00%		0.90%		0.96%
Index 500	0.13%	0.23%	0.00%	0.36%		0.00%		0.36%		0.42%
Mid Cap Growth	0.70%	0.26%	0.00%	0.96%		0.00%		0.96%		1.00%
Mid Cap Value	0.55%	0.23%	0.00%	0.78%		0.00%		0.78%		0.83%
Mid Core Value	0.72%	0.30%	0.01%	1.03%	(2)	0.00%		1.03%	(2)	1.11%
SMID Cap Growth	0.75%	0.29%	0.01%	1.05%	(2)	0.01%	(4)	1.06%	(2)(4)	1.07%
SMID Cap Value	0.84%	0.26%	0.00%	1.10%	(5)	0.00%		1.10%	(5)	1.26%
Small Cap Growth	0.74%	0.27%	0.00%	1.01%		0.00%		1.01%		1.13%
Small Cap Value	0.72%	0.25%	0.01%	0.98%	(2)	0.00%		0.98%	(2)	1.02%
Small Cap Index	0.30%	0.35%	0.00%	0.65%		0.00%		0.65%		0.74%
Developed International Index	0.30%	0.52%	0.00%	0.82%		0.00%		0.82%		0.94%
International Equity	0.85%	0.27%	0.00%	1.12%		0.00%		1.12%		1.20%
Emerging Markets Equity	0.92%	0.49%	0.00%	1.41%	(6)	0.00%		1.41%	(6)	1.78%
Real Estate Securities	0.70%	0.25%	0.00%	0.95%		0.00%		0.95%		1.02%
Aggressive Allocation	0.12%	0.19%	0.97%	1.28%	(2)	0.00%		1.28%	(2)	0.40%
Moderately Aggressive Allocation	0.12%	0.17%	0.93%	1.22%	(2)	0.00%		1.22%	(2)	0.34%
Moderate Allocation	0.12%	0.17%	0.86%	1.15%	(2)	0.00%		1.15%	(2)	0.34%
Moderately Conservative Allocation	0.12%	0.18%	0.79%	1.09%	(2)	0.00%		1.09%	(2)	0.35%
Conservative Allocation	0.12%	0.20%	0.73%	1.05%	(2)	0.00%		1.05%	(2)	0.38%

(1)

The Funds are subject to an expense limitation agreement under which a portion of each Fund’s fees and expenses will be waived and/or reimbursed to the extent necessary to keep total operating expenses of each Fund from exceeding the amounts shown in the table. This agreement is limited to a Fund’s direct operating expenses and, therefore, does not apply to nonrecurring account fees, fees on portfolio transactions, such as exchange fees, dividends and interest on securities sold short, acquired fund fees and expenses (“AFFE”), service fees, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses or extraordinary expenses not incurred in the ordinary course of the Fund’s business. Notwithstanding the foregoing, for the Balanced Fund, AFFE shall be included as a direct operating expense of the Fund for purposes of the expense limitation agreement. Further, this agreement is expected to continue through April 30, 2019. The agreement may be terminated prior to April 30, 2019 only by a majority vote of the Board of Directors of Penn Series Funds, Inc. for any reason and at any time.

(2)	The Fund’s Total Annual Fund Operating Expenses may not correlate to the expense ratios in the Fund’s financial statements because financial statements reflect only the operating expenses of the Fund and do not include AFFE, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.

(3)	The Fund’s expense information has been restated to reflect a reduction in the Fund’s Investment Advisory Fee rate, effective May 1, 2018. As such, the Fund’s Total Fund Operating Expenses may not correlate to the expense ratio in the Fund’s financial statements, which reflect the prior Investment Advisory Fee rate.

(4)	The “Recapture” amount represents the Fund’s reimbursement of the Fund’s investment adviser for previously waived fees and/or expenses reimbursed by the Fund’s investment adviser. Under the Fund’s expense limitation agreement, to the extent Penn Mutual and the Fund’s investment adviser do not have an obligation to waive fees and/or reimburse expenses of the Fund (e.g., the Fund is operating at or below its expense limitation), Penn Mutual and the Fund’s investment adviser may seek reimbursement from the Fund for amounts previously waived or reimbursed by Penn Mutual and the Fund’s investment adviser, if any, during the Fund’s preceding three years, but limited to the lesser of (1) the expense cap in effect at the time of the waiver or reimbursement and (2) the expense cap in effect at the time of recapture. Penn Mutual and the Fund’s investment adviser, however, shall not be entitled to any reimbursement that would cause the Fund to exceed its expense limitation.

(5)	The Fund’s expense information has been restated to reflect a reduction in the Fund’s Investment Advisory Fee rate, effective October 1, 2017. As such, the Fund’s Total Fund Operating Expenses may not correlate to the expense ratio in the Fund’s financial statements, which reflect the prior Investment Advisory Fee rate.

(6)	The Fund’s expense information has been restated to reflect a reduction in the Fund’s Investment Advisory Fee rate, effective June 1, 2017. As such, the Fund’s Total Fund Operating Expenses may not correlate to the expense ratio in the Fund’s financial statements, which reflect the prior Investment Advisory Fee rate.

Please review these tables carefully. They show the expenses that you pay directly and indirectly when you purchase a Contract. Your expenses include Contract expenses and the expenses of the Funds that you select. See the prospectus of Penn Series Funds, Inc. for additional information on Fund expenses.

You also may pay premium taxes. These tables and the examples that follow do not show the effect of premium taxes. See What Charges Do I Pay? in this prospectus.

EXAMPLES OF FEES AND EXPENSES

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses. The examples do not reflect the deduction of state premium taxes.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The Example assumes that a 3.00% Premium Bonus percentage was applied to the Contract Value at the time of issue. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period and have purchased riders with maximum charges*:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,161	$2,092	$2,942	$4,684
Assuming Minimum Total Annual Fund Expenses	$1,063	$1,808	$2,480	$3,765

(2)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and you have purchased riders with maximum charges*:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$456	$1,377	$2,308	$4,684
Assuming Minimum Total Annual Fund Expenses	$350	$1,066	$1,806	$3,765

(3)	If you surrender your Contract at the end of the applicable time period and you have not purchased any riders:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$1,012	$1,655	$2,227	$3,239
Assuming Minimum Total Annual Fund Expenses	$912	$1,356	$1,724	$2,143

(4)	If you do not surrender your Contract or if you annuitize at the end of the applicable time period and have not purchased any riders:

	One Year	Three Years	Five Years	Ten Years
Assuming Maximum Total Annual Fund Expenses	$293	$899	$1,532	$3,239
Assuming Minimum Total Annual Fund Expenses	$185	$573	$986	$2,143

*	The examples do not reflect charges for the Optional Step-Up Plus Death Benefit Enhancement Rider because the examples assume a 5% rate of return. There is no charge for the Optional Step-Up Plus Death Benefit Enhancement Rider for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

CONDENSED FINANCIAL INFORMATION

Appendix A to this prospectus contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the Statement of Additional Information.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of the Company appear in the Statement of Additional Information. The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

THE PENN MUTUAL LIFE INSURANCE COMPANY

Penn Mutual is a Pennsylvania mutual life insurance company chartered in 1847. We are located at 600 Dresher Road, Horsham, PA 19044. Our mailing address is The Penn Mutual Life Insurance Company Attn: Customer Service Group, Philadelphia, PA 19172. We issue and are liable for all benefits and payments under the Contract.

THE SEPARATE ACCOUNT

Penn Mutual established Penn Mutual Variable Annuity Account III (the “Separate Account”) on April 13, 1982. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust and is a “separate account” within the meaning of the federal securities laws. The Separate Account is divided into Subaccounts that invest in shares of different mutual funds.

•	The income, gains and losses, whether or not realized, of Penn Mutual do not have any effect on the income, gains or losses of the Separate Account or any Subaccount.

•	The Separate Account and its Subaccounts are not responsible for the liabilities of any other business of Penn Mutual.

The financial statements of the Subaccounts of the Separate Account for the year ended December 31, 2017 are included in the Statement of Additional Information referred to on the cover page of this prospectus.

Investment Options in the Separate Account

The Separate Account currently has Subaccounts that invest in the following Funds:

Penn Series Funds, Inc.:

Money Market Fund — The Fund is a government money market fund that seeks current income, while preserving capital and liquidity, and will invest no less than 99.5% of its total assets in government securities, cash or repurchase agreements that are collateralized fully by government securities or cash. The Fund may invest only in U.S. dollar-denominated securities that are determined to present minimal credit risk and meet certain other criteria, including relating to maturity, diversification, liquidity and credit quality.

Limited Maturity Bond Fund — The Fund seeks to maximize total return consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in short- to intermediate-term investment grade debt securities of U.S. government and corporate issuers, including mortgage-backed and asset-backed securities.

Quality Bond Fund — The Fund seeks to maximize total return over the long term consistent with the preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in marketable investment grade debt securities, which are those securities rated BBB- or higher by S&P, Baa3 or higher by Moody’s, or the equivalent by any other nationally recognized statistical rating organization, or, if unrated, determined by the Fund’s investment adviser to be of comparably quality.

High Yield Bond Fund — The Fund seeks to realize high current income by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a widely diversified portfolio of high yield corporate bonds, commonly known as “junk bonds,” income-producing convertible securities and preferred stocks that are rated below investment-grade or not rated by any major credit rating agency but deemed to be below investment-grade by the Fund’s investment adviser.

Flexibly Managed Fund — The Fund seeks to maximize total return (capital appreciation and income) by normally investing at least 50% of its total assets in stocks of established U.S. companies that the Fund believes have above-average potential for capital growth.

Balanced Fund —The Fund seeks to achieve long-term growth and current income by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with the Fund’s target asset allocation. Under normal circumstances, the Fund will invest 50%-70% of its assets in stock and other equity underlying funds, 30%-50% of its assets in bond and other fixed income funds, and 0%-20% of its assets in money market funds. The Fund also may invest directly in equity and fixed income securities and cash equivalents, including money market securities.

Large Growth Stock Fund — The Fund seeks to achieve long-term growth of capital and increase of future income by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large capitalization companies (companies with market capitalizations that fall within the market capitalization range of companies in the Russell 1000®

Growth Index at the time of purchase). The Fund invests primarily in common stocks of well established companies the Fund’s sub-adviser believes have long-term growth potential as well as companies that have the ability to pay increasing dividends through strong cash flow.

Large Cap Growth Fund — The Fund seeks to achieve long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies with large market capitalizations (companies with market capitalizations of more than $3 billion at the time of purchase). The Fund invests in the stocks of companies its sub-adviser believes to have above average earnings growth potential compared to other companies.

Large Core Growth Fund — The Fund seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in equity securities of large capitalization U.S. companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell 1000® Growth Index at the time of purchase). Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization companies. The Fund’s sub-adviser seeks to invest in companies with strong name recognition and sustainable competitive advantages and typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk/reward.

Large Cap Value Fund — The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities, of U.S. and non-U.S. incorporated entities, including, but not limited to common stock, American Depositary Receipts (ADRs), equity real estate investment trust securities (REITs), preferred securities and convertible preferred securities. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large capitalization companies (companies that have market capitalizations of more than $2 billion at the time of purchase). The Fund primarily invests in common stocks that its sub-adviser deems to be underpriced relative to long-term earnings and for cash flow potential.

Large Core Value Fund — The Fund seeks to achieve total return by investing primarily in value stocks of large capitalization companies (companies that have market capitalizations within the range of companies included in the Russell 1000® Value Index at the time of purchase); however, the Fund will generally consist of stocks with a market capitalization equal to or greater than the median market capitalization of companies included in the Russell 1000® Value Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large capitalization companies. Value stocks are stocks that, in the opinion of the Fund’s sub-adviser, are inexpensive or undervalued relative to the overall stock market.

Index 500 Fund — The Fund seeks to achieve total return (capital appreciation and income) which corresponds to that of the S&P 500® Index by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the S&P 500® Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the S&P 500® Index and close substitutes (such as index futures contracts) that are designed to track the S&P 500® Index.

Mid Cap Growth Fund — The Fund seeks to maximize capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-cap companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell MidCap® Growth Index at the time of purchase). The Fund invests in equity securities of companies that the Fund’s sub-adviser believes have the potential for strong growth, increasing profitability, attractive valuations and sound capital structures.

Mid Cap Value Fund — The Fund seeks to achieve growth of capital by investing, under normal market circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-cap companies (companies that have market capitalizations that fall within the market capitalization range of companies in the Russell MidCap® Index at the time of purchase).

The Fund seeks to invest in the equity securities of high quality companies that the Fund’s sub-adviser believes are trading at a substantial discount to their intrinsic value where there is a strategic plan or event that is expected to both enhance value and narrow the value/price gap.

Mid Core Value Fund — The Fund seeks to achieve capital appreciation by investing, under normal conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of medium capitalization companies (companies whose market capitalization at the time of purchase is within the capitalization range of the Russell 3000® Index, excluding the largest 100 such companies). The Fund seeks to invest in undervalued companies and hold each stock until the price has increased to, or is higher than, a level the Fund’s sub-adviser believes more accurately reflects the fair value of the company.

SMID Cap Growth Fund — The Fund seeks to achieve long-term growth of capital (capital appreciation) by investing primarily in common stocks of small and medium capitalization U.S. companies (companies that have market capitalizations that fall within the outside range of the market capitalizations of companies in the Russell 2000® Growth Index and the Russell Midcap® Growth Index at the time of purchase) that the Fund’s sub-adviser believes have specific characteristics indicating high quality and sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small and medium capitalization companies.

SMID Cap Value Fund — The Fund seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of small and medium capitalization U.S. companies (companies that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500™ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500™ Value Index), generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small and medium capitalization companies. The Fund invests in companies that are determined by the Fund’s sub-adviser to be undervalued using its fundamental value approach.

Small Cap Growth Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small capitalization companies with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Growth Index at the time of investment. The small capitalization companies in which the Fund invests are selected for their growth potential.

Small Cap Value Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of equity investments in small-cap issuers with public stock market capitalizations (measured at the time of purchase) within the range of the market capitalization of companies constituting the Russell 2000® Value Index at the time of investment. The Fund invests in equity securities that the Fund’s sub-adviser believes to be underpriced relative to a combination of such companies’ long term earnings prospects, growth rate, free cash flow and/or dividend-paying ability.

Small Cap Index Fund — The Fund seeks to replicate the returns and characteristics of a small cap index by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the Russell 2000® Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Russell 2000® Index and close substitutes (such as index futures contracts or other investment companies) that are designed to track the Russell 2000® Index.

Developed International Index Fund — The Fund seeks to replicate the returns and characteristics of an international index composed of securities from developed countries by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities listed in the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI EAFE) Index. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the MSCI EAFE Index (including American Depositary Receipts and Global Depositary Receipts) and close substitutes (such as index futures contracts) that are designed to track the MSCI EAFE Index.

International Equity Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, such as common stocks, preferred stocks, convertible bonds, and warrants. The Fund invests primarily in companies operating in the countries in Europe and the Pacific Basin. The Fund’s sub-adviser seeks to identify high-quality growth companies for inclusion in the Fund’s portfolio.

Emerging Markets Equity Fund — The Fund seeks to achieve capital appreciation by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities located in emerging market countries. For the Fund, an issuer is considered to be located in an emerging market country if, at the time of investment: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging market countries or it has at least 50% of its assets in emerging markets countries, or (iii) it is organized under the laws of, or has a principal office in, an emerging market country.

Real Estate Securities Fund — The Fund seeks to achieve a high total return consistent with reasonable investment risks by investing, under normal circumstances, at least 80%, and normally substantially all, of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities issued by real estate companies, including real estate investment trusts.

Aggressive Allocation Fund — The Fund seeks to achieve long-term capital growth consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (85%-100% of its assets in equity funds and 0%-15% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to stocks, and reflects an aggressive approach.

Moderately Aggressive Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (70%-100% of its assets in equity funds and 0%-30% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to stocks, and reflects a moderately aggressive approach.

Moderate Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (50%-70% of its assets in equity funds and 30%-50% of its assets in fixed income and money market funds). The portfolio of the Fund is allocated among stock, bond and cash investments with a majority of its assets allocated to stocks, and is designed to offer investors an investment option that is less aggressive than the Penn Series Aggressive Allocation and Moderately Aggressive Allocation Funds, but more aggressive than the Penn Series Moderately Conservative Allocation and Conservative Allocation Funds.

Moderately Conservative Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (30%-50% of its assets in equity funds and 50%-70% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a moderately conservative approach.

Conservative Allocation Fund — The Fund seeks to achieve long-term capital growth and current income consistent with its asset allocation strategy by using a “fund-of-funds” strategy and investing in a combination of other portfolios of Penn Series Funds, Inc. in accordance with its target asset allocations (20%-40% of its assets in equity funds and 60%-80% of its assets in fixed income and money market funds). The portfolio of the Fund is more heavily allocated to bonds and cash investments, and reflects a conservative approach.

Penn Mutual Asset Management, LLC, Horsham, Pennsylvania is investment adviser to each of the Funds and a wholly owned subsidiary of Penn Mutual. T. Rowe Price Associates, Inc., Baltimore, Maryland, is investment sub-adviser to the Flexibly Managed and Large Growth Stock Funds. Ivy Investment Management Company, Shawnee Mission, Kansas, is investment sub-adviser to the Mid Cap Growth Fund. Massachusetts Financial Services Company, Boston, Massachusetts, is investment sub-adviser to the Large Cap Growth Fund. Neuberger Berman Investment Advisers LLC, New York, New York, is investment sub-adviser to the Mid Cap Value Fund. American Century Investment Management, Inc., Kansas City, Missouri, is investment sub-adviser to the Mid Core Value Fund. Goldman Sachs Asset Management, L.P., New York, New York, is investment sub-adviser to the Small Cap Value Fund and SMID Cap Growth Fund. Vontobel Asset Management, Inc., New York, New York, is investment sub-adviser to the International Equity Fund. Cohen & Steers Capital Management, Inc., New York, New York, is investment sub-adviser to the Real Estate Securities Fund. Janus Capital Management LLC, Denver, Colorado, is investment sub-adviser to the Small Cap Growth Fund. Eaton Vance Management, Boston, Massachusetts, is investment sub-adviser to the Large Core Value Fund. AllianceBernstein L.P., New York, New York, is investment sub-adviser to the SMID Cap Value Fund. Morgan Stanley Investment Management Inc., New York, New York, is investment sub-adviser to the Emerging Markets Equity Fund and Large Core Growth Fund. SSGA Funds Management, Inc., Boston, Massachusetts, is investment sub-adviser to the Index 500, Small Cap Index and Developed International Index Funds. Loomis, Sayles & Company, L.P., Boston, Massachusetts, is investment sub-adviser to the Large Cap Value Fund.

Shares of Penn Series are sold to other variable life and variable annuity separate accounts of Penn Mutual and its subsidiary, The Penn Insurance and Annuity Company. For more information on the possible conflicts involved when the Separate Account invests in Funds offered to other separate accounts, see the Fund prospectuses and statements of additional information.

Read the prospectuses of these Funds carefully before investing.  You may obtain copies of the prospectuses which contain additional information about the Funds including their investment objectives and policies and expenses, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group — C3R, Philadelphia, PA 19172. Or, you may call, toll free, 800-523-0650.

Voting Instructions

You have the right to tell us how to vote proxies for the Fund shares in which your purchase payments are invested. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a Contract Owner, we determine the number of full and fractional Fund shares that you may vote by dividing your interest in a Subaccount by the net asset value per share of the Fund. If you are receiving annuity payments, we determine the number of full and fractional Fund shares that you may vote by dividing the reserve allocated to the Subaccount by the net asset value per share of the Fund. We may change these procedures whenever we are required or permitted to do so by law.

Shares for which no timely instructions are received will be voted by Penn Mutual in the same proportion as those shares for which voting instructions are received.

Accumulation Units — Valuation

Your allocations and transfers to the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a

Subaccount, you receive the Accumulation Unit price next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received from you or the agent of record (pursuant to your instruction) at our Administrative Office after the close of regular trading on the NYSE will be valued based on the value of an Accumulation Unit computed as of the close of regular trading on the next NYSE business day. In the case of your first purchase payment, you receive the price next computed after we accept your application to purchase a Contract. Any purchase payment enhancements credited to the Contract are allocated to the Subaccount and Dollar Cost Averaging Accounts in the same proportions as purchase payments are allocated.

The value of an Accumulation Unit may vary, and is determined by multiplying its last computed value by the net investment factor for the Subaccount for the current Valuation Period. The net investment factor measures (1) investment performance of Fund shares held in the Subaccount, (2) any taxes on income or gains from investments held in the Subaccount and (3) the mortality and expense risk charge at an annual rate of 1.25% and contract administration charge at an annual rate of 0.15% assessed against the Subaccount.

THE FIXED INTEREST ACCOUNT

The fixed interest account is part of the Company’s general investment account. Interests in the fixed interest account are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. This prospectus generally discusses only the variable portion of the Contract. The staff of the Commission has not reviewed the disclosure in this prospectus relating to the fixed interest account. Disclosure regarding the fixed interest account, however, may be subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. The fixed interest account may not be available in all states. See MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNT.

THE CONTRACT

An individual variable and fixed annuity contract may be an attractive long-term investment vehicle for many people. Our Contract allows you to invest in the Separate Account, through which you may invest in one or more of the available Funds. See THE SEPARATE ACCOUNT in this prospectus.

You may also allocate purchase payments to our Dollar Cost Averaging Accounts if you participate in our dollar cost averaging program. The Dollar Cost Averaging Accounts are guaranteed and funded by Penn Mutual through its general account. See THE FIXED INTEREST ACCOUNT and MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNT in this prospectus.

You decide, within Contract limits,

•	how often you make a purchase payment and how much you invest;

•	the Subaccounts and/or Dollar Cost Averaging Accounts in which your purchase payments and purchase payment enhancements are invested;

•	whether or not to transfer money among the available Subaccounts and Dollar Cost Averaging Accounts;

•	the type of annuity that we pay and who receives it;

•	the Beneficiary or Beneficiaries to whom we pay death benefits; and

•	the amount and frequency of withdrawals from the Contract Value.

Your Contract has

•	an Accumulation Period, during which you make one or more purchase payments and we invest your purchase payments and any purchase payment enhancement as you tell us; and

•	an Annuity Payout Period, during which we make annuity payments to you. Your Annuity Payout Period begins on your Annuity Date.

We may amend your Contract at any time to comply with legal requirements. State law may require us to obtain your approval for any Contract amendment. We may, with any required approval of the Securities and Exchange Commission and the governing state insurance department, substitute another mutual fund for any of the Funds currently available. We will notify you of any material contract amendment and mutual fund substitutions.

The Contract is available to individuals and institutions. The Contract also may be issued as individual retirement annuities under Section 408(b) of the Code in connection with IRA rollovers and as tax-deferred annuities under Section 403(b) of the Code (often referred to as qualified contracts).

You may contact us by writing The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172. Or, you may call (800) 523-0650.

How Do I Purchase a Contract?

Our representative will assist you in completing an application and sending it, together with a check for your first purchase payment, to our Administrative Office. All subsequent purchase payments should be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 9773, Providence, RI 02940-9773, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, 4400 Computer Drive, Westborough, MA 01581. We accept a complete application to purchase a Contract within two business days after we receive it at our Administrative Office. If you send us an incomplete application, we will return your purchase payment to you within five business days unless you ask us to keep it while you complete the application.

The minimum initial purchase payment that we will accept is $25,000 with minimum subsequent purchase payments of $5,000 ($1,000 subsequent purchase payments for qualified contracts), although we may decide to accept lower amounts. The Contract form describes a total purchase payment maximum of $2 million. We will accept up to $2 million in cumulative purchase payments per annuitant, across all Variable Annuity contracts with Penn Mutual.

What Are Purchase Payment Enhancements?

We will credit purchase payment enhancements to your Contract based upon the amounts of your purchase payments and withdrawals (if any).

When you make a purchase payment, we will determine your purchase payment enhancement by multiplying the amount of the purchase payment by the applicable purchase payment enhancement percentage set forth in the tables below. The purchase payment enhancement percentage is based on cumulative total of purchase payments received (including the purchase payment being processed) less withdrawals. We will credit the purchase payment enhancement to your Contract and allocate the enhancement amount to the Subaccounts of the Separate Account and/or the Dollar Cost Averaging Accounts, along with your purchase payments, in accordance with your direction.

If you make more than one purchase payment during the first Contract Year, we will determine if any additional purchase payment enhancements will be credited for the prior purchase payments you have made by taking the difference between (1) the cumulative prior purchase payments paid during the Contract Year less any withdrawals multiplied by the purchase payment enhancement percentage applied to the current purchase payment, and (2) the prior cumulative purchase payment enhancements credited to the Contract during that Contract Year. If the result exceeds zero, the excess will be credited to the Contract as a purchase payment enhancement at the same time as the purchase payment is credited.

First Contract Year

During the first Contract Year, the calculation of premium bonuses will be as follows:

•	The initial purchase payment will receive the rate applicable as set forth in the first year bonus rate table below and payment amount.

•

If a purchase payment is received within the first Contract year and does not cause the updated cumulative net payments to cross a bonus tier threshold, then the premium bonus to be applied with that current purchase payment will be the product of the payment amount and the applicable bonus rate for the appropriate tier set forth in the first year rate table below.

•	Premium bonuses are not included in the determination of total net purchase payments.

We reserve the right to discontinue crediting purchase payment enhancements under this Contract in the future provided we give you advance written notice:

First Contract Year Bonus Rate Table

Cumulative Total of Purchase Payments Less Withdrawals	1st Year Premium Bonus percentage
Up to $49,999.99	3%
$50,000 to $149,999.99	4%
$150,000 to $1,999,999	5%
$2,000,000	6%*

*	The purchase payment on the initial application must be equal to $2,000,000 for a 6% purchase payment enhancement to be applied.

Second and Subsequent Contract Years

•

When a purchase payment is allocated to a Contract in the second and subsequent Contract Years, it will receive the premium bonus percentage rate applicable as set forth in the Renewal Bonus Rate Table below and the cumulative total of net purchase payments now received.

•	When the new cumulative total of net purchase payments moves the contract into a new tier, there is to be no look back/adjustment of premium bonuses previously allocated.

Renewal Bonus Rate Table

Cumulative Total of Purchase Payments Less Withdrawals	Renewal Years Premium Bonus percentage
Up to $49,999.99	3%
$50,000 to $149,999.99	4%
$150,000 & above	5%

The Contract provides no specific charge for providing the purchase payment enhancement. Penn Mutual pays the purchase payment enhancement from its surplus which reflects revenues from multiple sources, including the administrative, mortality and expense risk, and deferred sales charges made under the Contract. The charges are expected to produce a profit or return to Penn Mutual’s surplus, in addition to covering the cost of issuing and administering the Contract.

For purposes of calculating any death benefit available under the Contract or through a rider, any purchase payment enhancements are included.

Do I Always Get To Keep My Purchase Payment Enhancements?

You won’t always get to keep the purchase payment enhancements credited to your Contract. We will take back or “recapture” some or all of the purchase payment enhancements under certain circumstances:

•	If you cancel your Contract during the “Right to Review” period described in your Contract, we will recapture the entire dollar amount of the purchase payment enhancement from the Contract Value.

•

If you make a withdrawal from your Contract where a contingent deferred sales charge is applied or surrender your Contract, we will recapture any purchase payment enhancement credited to your Contract within 12 months of the withdrawal or surrender. We will not recapture the purchase payment enhancement when there is a free withdrawal. See Free Withdrawals in this prospectus.

Do Purchase Payment Enhancements Benefit All People?

No. Penn Mutual issues a variety of individual variable and fixed annuity contracts designed to meet different retirement planning goals. We issue contracts with no purchase payment enhancement, lower mortality and expense risk charges, lower contingent deferred sales charges and/or shorter contingent deferred sales charge periods. You should consider the following factors when determining which annuity contract is appropriate for you:

•	The length of time that you plan to continue to own your Contract.

•	The frequency, amount and timing of withdrawals you plan to make.

•	The amount of purchase payments you plan to make.

•	Whether you might experience an event that results in the loss of some or all of the purchase payment enhancements.

The purchase payment enhancement feature would be disadvantageous to a purchaser who makes a withdrawal, subject to a contingent deferred sales charge, within 12 months of the crediting of a purchase enhancement. With respect to a withdrawal during the first Contract Year, the contingent deferred sales charge would be higher than in other contracts we offer. Also, in a declining market, the purchaser would bear the loss on the credit enhancement.

What Types of Annuity Payments May I Choose?

After the first Contract anniversary date, you may choose:

•	An annuity for a set number of years — Annuity payments will continue for a specified number of years, which may not be for less than 5 nor more than 30;

•	A life annuity — Annuity payments will continue until the Annuitant’s death;

•

A life annuity with payments guaranteed for 10 or 20 years — Annuity payments will continue until the Annuitant’s death with payments for 10 or 20 years guaranteed regardless of when the Annuitant dies;

•	A joint and survivor life annuity — Annuity payments will continue until the death of the surviving joint Annuitant; or

•

Any other form of annuity that we and you may agree upon. You may choose a variable annuity (except for the set number of years option), a fixed annuity, or a combination of both. You may choose a person other than yourself to be the Annuitant. The shorter the expected length of the Annuity Payout Period, the larger each payment will be. Currently, during the Annuity Payout Period, your variable annuity may not be allocated to more than four Subaccounts.

Variable Annuity Payments.  The size of your variable annuity payments will vary depending upon the performance of the Subaccounts that you choose for the Annuity Payout Period. Your payments also will depend on the size of your investment, the type of annuity you choose, the expected length of the annuity period, frequency with which you receive payments, and the annuity purchase rates and charges in your Contract.

When you purchase a variable annuity, you will pick an assumed interest rate of 3% or 5%. If the annual net investment return during the Annuity Payout Period is greater than the assumed rate, your annuity payments will increase. If the annual net investment return is less, your payments will decrease. Choosing a higher assumed interest rate would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. Choosing a lower assumed interest rate would have the opposite effect.

During the Variable Annuity Payout Period, you (or your Beneficiary in the event of death) may transfer your Annuity Unit values among four Subaccounts of the Separate Account that you choose on the Annuity Date. You may not select other Subaccounts after the Annuity Date.

Fixed Annuity Payments.  The size of your fixed annuity payments will not change. The size of these payments is determined by a number of factors, including the size of your investment, the form of annuity chosen, the expected length of the annuity period, and a guaranteed 3% rate of return.

Other Information.  Unless you tell us otherwise:

•	you will receive a life annuity with payments guaranteed for 10 years (except if your Contract is issued under Section 403(b) of the Code you will receive a joint and survivor annuity).

•

the annuity will be split between fixed and variable accounts in the same proportions as your Contract Value on the Annuity Date. If your Contract Value is allocated to more than four Subaccounts, the variable portion will be allocated to the Money Market Subaccount until you give us instructions to allocate it to not more than four Subaccounts.

•

your annuity payments will begin on the later of (1) the first day of the next month after the Annuitant’s 95th birthday, or (2) 10 years after the contract date, unless state law requires an earlier Annuity Date. The Annuity Date under the Contract must be on the first day of a month.

You may change the Annuity Date or your annuity option by giving us written notice at our Administrative Office at least 30 days prior to the current Annuity Date. If your Contract Value is less than $5,000 ($2,000 for Contracts sold in New York), we may pay you in a lump sum. We usually make annuity payments monthly, starting with the Annuity Date, but we will pay you quarterly, semiannually or annually, if you prefer. The less frequently we make payments, the larger each payment will be. If necessary, we will adjust the frequency of your payments so that payments are at least $50 each ($20 for Contracts sold in New York).

For information on the tax treatment of annuity payments, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

What Are the Death Benefits Under My Contract?

You may designate a Beneficiary in your application. If you fail to designate a Beneficiary, your Beneficiary will be your estate.

You may change the Beneficiary at any time before your death or the death of the Annuitant, whichever occurs first.

If you die before the Annuity Date and you are not the Annuitant, we will pay your Beneficiary the Contract Value as of the date our Administrative Office receives proof of death, i.e., a death certificate or other official document establishing death, and any other information required to process the payment. If you are the Annuitant, we will pay your Beneficiary the death benefit described in the next paragraph.

For Contracts issued on or after August 11, 2003, if the Annuitant dies before the Annuity Date, we will pay a death benefit equal to the sum of the Separate Account death benefit and the Fixed Interest Account death benefit as of the date we receive proof of death and other information required to process the payment. The Fixed Interest Account death benefit is the Fixed Account Value. The Separate Account death benefit is the greater of: (1) the Variable Account Value; or (2) all purchase payments allocated and transfers made to the Separate Account, less adjusted partial withdrawals and transfers. “Adjusted partial withdrawals and transfers” means the amount of each partial withdrawal from or transfer out of the Separate Account, multiplied by the amount of the Separate Account death benefit just before the partial withdrawal or transfer, divided by your Variable Account Value just before the partial withdrawal or transfer. If you make a partial withdrawal or transfer at a time when the amount of your Separate Account death benefit is greater than your Variable Account Value, then your Separate Account death benefit amount will be reduced by an amount greater than the amount withdrawn or transferred.

For Contracts issued prior to August 11, 2003, the Separate Account death benefit is the greater of: (1) the Variable Account Value; or (2) all purchase payments allocated and transfers made to the Separate Account, less partial withdrawals and transfers from the Separate Account on a dollar-for-dollar basis.

We generally pay the death benefit within seven days after we receive proof of death and all required information.

Optional Step-Up Plus Death Benefit Enhancement Rider.  If the Annuitant is age 75 or less, you may purchase this death benefit enhancement rider as part of your Contract, and this must be elected at the time of application. If you purchase this death benefit enhancement rider, we will pay your Beneficiary(ies), upon the Annuitant’s death, a Death Benefit Enhancement, as described below, in addition to any other death benefit payment under the Contract. This Optional Step-Up Plus death benefit enhancement rider provides a benefit when (1) cumulative prior performance has been negative such that the Minimum Death Benefit Amount (defined below) exceeds the Variable Account Value, as determined on the first day of a calendar month, and (2) the Annuitant dies during that month.

You may purchase this rider only at the time you purchase your Contract. This rider may only be purchased in combination with the optional estate enhancement death benefit rider described below and may not be purchased with any other rider described in this prospectus, except for Contract Owners who purchased the rider prior to May 1, 2007, who may purchase the Optional Guaranteed Minimum Accumulation Benefit Rider described below. The Death Benefit Enhancement from this rider is limited to $1 million. The Death Benefit Enhancement is payable until age 95.

If you purchase this rider, the Death Benefit Enhancement is determined on the first day of each calendar month before age 80 and remains level during the month. The Death Benefit Enhancement is the Minimum Death Benefit Amount as of the first day of that month minus the greater of (a) the Variable Account Value as of the first day of that month and (b) the sum of the purchase payments paid into the Separate Account less any withdrawals or transfers from the Separate Account. The Death Benefit Enhancement cannot be less than zero.

On the first contract anniversary, the Minimum Death Benefit Amount is equal to the greater of (a) the Variable Account Value and (b) the sum of the purchase payments paid into the Separate Account less any withdrawals from the Separate Account.

On each subsequent contract anniversary, the Minimum Death Benefit Amount is equal to the greater of (a) the Variable Account Value and (b) the Minimum Death Benefit Amount immediately prior to the contract anniversary.

In between contract anniversaries, the Minimum Death Benefit Amount is increased for purchase payments paid into the Separate Account and adjusted for withdrawals and transfers taken from the Separate Account. The adjustment is the greater of (a) the amount of the withdrawal and (b) the Minimum Death Benefit Amount immediately prior to the withdrawal divided by the Variable Account Value as of the day of the withdrawal multiplied by the amount of the withdrawal.

The Minimum Death Benefit Amount under this rider is based on the Variable Account Value. Accordingly, the amount of the premiums allocated to the Separate Account and investment experience are the factors which affect the Minimum Death Benefit Amount. Transfers into the Separate Account are treated as purchase payments paid into the Separate Account. Likewise, all transfers from the Separate Account are treated as withdrawals taken from the Separate Account. A full withdrawal of funds from the Separate Account will cause the Rider to terminate.

Charge.  We will calculate and accrue a charge for your rider on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The charge will be based on the attained age of the Annuitant as of the prior Contract Anniversary and the amount of the Death Benefit Enhancement. Accrued charges will be deducted on the last day of the contract year or, if sooner, on the date we pay the death benefit, you begin taking annuity payments or you surrender the Contract. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

For information on the cost of this death benefit enhancement rider, see What Charges Do I Pay? in this prospectus.

Estate Enhancement Death Benefit Rider.  You may purchase an estate enhancement death benefit rider with your Contract at the time the Contract is issued. If you purchase the rider and the Annuitant dies before the Annuity Date, we will pay the estate enhancement death benefit to the Beneficiary as of the date we receive due proof of death and other information required to process the payment. The estate enhancement death benefit is in addition to the death benefit described in the preceding section and may not be purchased in combination with any other rider described in this prospectus, except (1) Contract Owners who purchased the rider prior to May 1, 2007, who may purchase the Optional Guaranteed Minimum Accumulation Benefit Rider described below, or (2) Contract Owners who purchased the Step-Up Plus Death Benefit Rider. If you purchase the rider and the Annuitant dies before the Annuity Date, we will pay the estate enhancement death benefit to the Beneficiary as of the date we receive due proof of death and other information required to process the payment.

The amount of the estate enhancement death benefit will be a percentage of the sum of the Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, less all purchase payments, and any purchase payment enhancements, subject to a limit as specified in the Contract. If the purchase payments, and any purchase payment enhancements exceed the sum of Fixed Account Value, the Variable Account Value and all withdrawals from the Contract, no estate enhancement death benefit will be paid.

The Estate Enhancement Benefit Percentage and Benefit Cap vary based on the issue age of the Annuitant as shown below:

Issue Age Range	Estate Enhancement Benefit %	Estate Enhancement Benefit Cap % (applied to total purchase payments and any purchase payment enhancements net of withdrawals)
1 - 60	40%	100%
61 - 70	35%	60%
71 - 80	30%	40%
81 and above	0%	0%

Example 1.  Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $90,000 and the Fixed Account Value is $30,000. The benefit amount before applying the limit would be $14,000, which is 35% of $40,000 (the sum of the Variable Account Value ($90,000), the Fixed Account Value ($30,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the benefit amount before applying the limit is less than the cap. Therefore, the estate enhancement death benefit would be $14,000.

Example 2.  Assume an individual purchases the Contract with Annuitant age 65 and with the estate enhancement death benefit attached. Assume further that $100,000 of purchase payments and $20,000 of withdrawals have been made, and that when the Annuitant dies the Variable Account Value is $190,000 and the Fixed Account Value is $130,000. The benefit amount before applying the limit would be $84,000, which is 35% of $240,000 (the sum of the Variable Account Value ($190,000), the Fixed Account Value ($130,000) and withdrawals ($20,000) less purchase payments ($100,000)). The benefit cap would be $48,000 ($600 for each $1,000 of the total $100,000 purchase payments that were made less the $20,000 of withdrawals). In this example, the benefit amount before applying the limit is greater than the cap. Therefore, the estate enhancement death benefit would be capped at $48,000.

For information on the cost of the estate enhancement death benefit, see What Charges Do I Pay? in this prospectus.

Choosing a Lump Sum or Annuity.  Your Beneficiary has one year from your death to choose to receive the death benefit in a lump sum or as an annuity. Your Beneficiary has only 60 days to make this election if the death benefit is paid upon death of an Annuitant other than you.

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If the Beneficiary chooses a lump sum, he or she may ask us to postpone payment of the lump sum for up to five years (until paid out, the death benefit will be allocated to Subaccounts of the Separate Account and/or the fixed interest account as directed by the Beneficiary).

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If the Beneficiary chooses an annuity, we will begin annuity payments no later than one year from the date of death. Payments will be made over the Beneficiary’s life or over a period not longer than the Beneficiary’s life expectancy.

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If an election is not made within one year of the date of death of the Contract Owner or within 60 days of the death of an Annuitant other than you, the death benefit will be paid to the Beneficiary in a lump sum.

If your Beneficiary is your surviving spouse, he or she may become the Contract Owner rather than receive the death benefit.

If there is more than one surviving Beneficiary, they must choose their portion of the death benefit in accordance with the above options.

If the Annuitant dies on or after the Annuity Date, the death benefit payable, if any, will be paid in accordance with your choice of annuity.

Same sex marriages that are recognized as marriages under the law of the jurisdiction in which the marriage occurred are so recognized under federal law and will be afforded the same tax treatment and spousal annuity provisions. However, the IRS currently takes the position that relationships such as civil unions and domestic partnerships that are not recognized as marriages under applicable state (or foreign) law are not recognized as marriages for federal tax purposes. Please consult a tax or legal advisor for details and up-to-date information.

For further information on the tax treatment of death benefits, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

May I Transfer Money Among Subaccounts and the Dollar Cost Averaging Accounts?

Transfer Limits.  Notwithstanding any other provision of this contract, no more than two transfers may be made in a calendar month and no more than 12 such transfers can be made in a calendar year. Transfers pursuant to Dollar Cost Averaging or to Automatic Rebalancing programs will not count against this limit.

Before the Annuity Date.  You may transfer your Contract Value among Subaccounts of the Separate Account.

•	The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount. In the case of partial transfers, the amount remaining in the Subaccount must be at least $250.

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You may transfer from the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account to a Subaccount of the Separate Account as described under Dollar Cost Averaging below.

•	You may not transfer from a Subaccount of the Separate Account to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account.

After the Annuity Date.  You or the Beneficiary (upon your death or the death of the Annuitant) may transfer amounts among Subaccounts of the Separate Account.

•	The minimum amount that may be transferred is $250 or, if less, the amount held in the Subaccount. In the case of partial transfers, the amount remaining in the Subaccount must be at least $250.

•	Transfers are currently limited to a total of three Subaccounts and one fixed interest account selected at the time of annuitization.

General Rules.  Transfers will be based on values at the end of the Valuation Period in which the transfer request is received at our Administrative Office. A transfer request must be received at our Administrative Office from you or the agent of record (pursuant to your instruction), and all other administrative requirements must be met to make the transfer. We will not be liable for following instructions, including instructions from the agent of record, communicated by telephone that we reasonably believe to be genuine. We require certain personal identifying information to process a request for transfer made over the telephone. For transfers other than dollar cost averaging and automatic rebalancing, we reserve the right to charge a fee, although we have no present intention of doing so. The Contract is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options to engage in market timing. We therefore reserve the right not to accept programmed or frequent requests used for market timing, to change our telephone transaction policies and procedures at any time to restrict the use of telephone transfers for market timing and to otherwise restrict market timing when we believe it is in the interest of all of our Contract Owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused, by those we do detect. We will notify you in writing in a timely manner of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks.  We did not design this variable annuity and the available Subaccounts to accommodate market timing or frequent transfers between the Subaccounts. Frequent exchanges among Subaccounts and market timing by Contract Owners can reduce the long-term returns of the underlying mutual funds. The reduced returns could adversely affect the Contract Owners, Annuitants, insureds or beneficiaries of any variable annuity or variable life insurance contract issued by any insurance company with respect to values allocated to the underlying fund. Frequent exchanges may reduce the mutual fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt portfolio management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the fund’s net asset value.

The insurance-dedicated mutual funds available through the Subaccounts generally cannot detect individual contract owner exchange activity, because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual contracts. Accordingly, the funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by contract owners.

As outlined below, we have adopted policies regarding frequent trading, but there is the risk that these policies and procedures concerning frequent trading will prove ineffective in whole or in part in detecting or preventing frequent trading. As a result of these limitations, some Contract Owners may be able to engage in frequent trading, while other Contract Owners will bear the effects of such frequent trading. Please review the mutual funds’ prospectuses for specific information about the funds’ short-term trading policies and risks.

Frequent Trading Policies.  We have adopted policies and procedures designed to discourage frequent trading as described below. We intend to monitor on an ongoing basis the operation of these policies and procedures and may, at any time without notice to Contract Owners, revise them in any manner not inconsistent with the terms of the Contract. If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage frequent trading. In addition, we reserve the right to reject any purchase payment or exchange request at any time for any reason.

We have adopted certain procedures to detect frequent trading. If it appears that market timing activity is occurring or the transfer frequency would be expected to have a detrimental impact on the affected Funds, the following steps will be taken on a uniform basis:

(1)	A letter is sent to the Contract Owner and to the registered representative/insurance agent associated with the Contract reiterating the policy with respect to frequent transfers and urging a cessation of any market timing or frequent transfer activity.

(2)	If market timing or frequent transfer activity continues after the initial letter, a second letter is sent requiring that all subsequent transfer requests be submitted in writing via standard Mail containing the Contract Owner’s original signature. Thereafter, any attempt to make a transfer request through overnight deliveries, electronically, telephonically or by facsimile will be rejected.

(3)	Any Contracts which have been the subject of a letter referred to in paragraph 1 or 2 will be subject to special monitoring to determine whether the potentially detrimental frequent trading has ceased.

Dollar Cost Averaging.  Dollar cost averaging is a way to invest in which securities are purchased at regular intervals in fixed dollar amounts, so that the cost of the securities gets averaged over time and possibly over market cycles. If you have Contract Value of at least $10,000, you may allocate money to the Six Month Dollar Cost Averaging Account or the Twelve Month Dollar Cost Averaging Account, and have a fixed percentage transferred monthly from the account to variable Subaccounts to achieve dollar cost averaging. The minimum transfer to each Subaccount must be at least $50. Dollar cost averaging may also be done from one of the following accounts: Money Market Subaccount, Limited Maturity Bond Subaccount and Quality Bond Subaccount. You may dollar cost average from these variable Subaccounts for up to 60 months, from the Six Month Dollar Cost Averaging Account for up to 6 months and from the Twelve Month Dollar Cost Averaging Account for up to twelve months. Only new purchase payments may be allocated to the six and twelve month Dollar Cost Averaging accounts. If you stop the program while in the Six or Twelve Month Dollar Cost Averaging Accounts, any money left in the account will be transferred into the Money Market Subaccount.

Automatic Rebalancing.  Automatic rebalancing is a way to maintain your desired asset allocation percentages. Because the value of your Subaccounts will fluctuate in response to investment performance, your assets allocation percentages may become out of balance over time. If you have a Contract Value of at least $10,000 you may elect automatic rebalancing. We will transfer funds under your Contract on a quarterly (calendar) basis among the Subaccounts to maintain a specified percentage allocation among your selected variable investment options. You may elect to participate in the program when you apply for your Contract or, after you have owned your Contract, by completing an election form or by calling our office at 800-523-0650. You may discontinue the program at any time.

Dollar cost averaging and automatic rebalancing may not be in effect at the same time and are not available after annuitization. There is no charge for dollar cost averaging or automatic rebalancing.

May I Withdraw Any of My Money?

Before the Annuity Date and the death of the Contract Owner or Annuitant, you may withdraw all or part of your Contract Value. We base your withdrawal on your Contract Value next determined after we receive proper authorization (and the Contract, in case of a full withdrawal) from the Contract Owner for withdrawal at our Administrative Office. We will pay you within seven days, except in limited circumstances. Please see “Deferment of Payment and Transfers” for more information on these limited circumstances. You may pay a contingent deferred sales charge when you withdraw Contract Value. See What Charges Do I Pay — Contingent Deferred Sales Charge. You may pay tax when you make a withdrawal, including an additional 10% tax under certain circumstances. See FEDERAL INCOME TAX CONSIDERATIONS.

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The minimum withdrawal is $500. However, if it is your first withdrawal in a Contract Year, the minimum withdrawal is the Free Withdrawal Amount (as defined below) if that amount is less than $500. See Free Withdrawals below.

•	You may make a partial withdrawal only if the amount remaining in the Contract is at least $5,000 and the balance remaining in each Subaccount from which the withdrawal is made is at least $250.

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If you do not tell us otherwise, the withdrawal will be taken pro rata from the variable Subaccounts; if the partial withdrawal exhausts your Variable Account Value, then any remaining withdrawal will be taken from Dollar Cost Averaging Accounts beginning with the one having the shortest interest period.

Systematic Withdrawals.  If you have not made a Free Withdrawal in the current Contract Year, you can make systematic withdrawals. These are regular payments that we make to you on a monthly, quarterly, semiannual or annual basis. It is a convenient way for you to withdraw a limited percentage of purchase payments without incurring a contingent deferred sales charge. The total amount that you withdraw in a Contract Year cannot exceed your Free Withdrawal Amount, and the minimum amount of each withdrawal payment is $50. Your payments will begin on the next withdrawal date following one modal period after we receive your request. For example, if we receive your request for quarterly withdrawals on January 3rd, and the next withdrawal date is the 8th of the month, your quarterly withdrawals will begin on April 8th. Please note that no confirmations will be sent on systematic withdrawals. They will, however be reflected on statements. See Free Withdrawals below. For information on the tax treatment of withdrawals, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

The first year Systematic Withdrawals are elected the entire amount of the withdrawal requested will be disbursed among the remaining Systematic Withdrawal payments to be made prior to the next contract anniversary. Systematic Withdrawal amounts will then be recalculated upon the next contract anniversary to reflect the annual withdrawal amount requested and a full year of systematic payments. For example, if you request your Free Withdrawal Amount with monthly Systematic Withdrawals and there are four months remaining in your Contract Year, you will receive the entire Free Withdrawal Amount divided by the four payments remaining in your Contract Year. Upon your next contract anniversary, your monthly Systematic Withdrawal payment will be recalculated to be  1/12 of the annual Free Withdrawal Amount. This could result in lower Systematic Withdrawal payments in your second year of withdrawal.

403(b) Withdrawals.  There are restrictions on withdrawals from Contracts qualifying under Section 403(b) of the Code. Generally, withdrawals may be made only if the Contract Owner is over the age of 59 1/2, leaves the employment of the employer, dies, or becomes disabled as defined in the Code. Withdrawals (other than withdrawals attributable to income earned on purchase payments) may also be possible in the case of hardship as defined in the Code. The restrictions do not apply to transfers among Subaccounts and may also not apply to transfers to other investments qualifying under Section 403(b). For information on the tax treatment of withdrawals under Section 403(b) Contracts, see FEDERAL INCOME TAX CONSIDERATIONS in this prospectus.

Optional Guaranteed Minimum Accumulation Benefit Rider.  You may purchase a guaranteed minimum accumulation benefit rider as part of your Contract at the time the Contract is issued or on any contract anniversary after your Contract is issued as long as we receive written notice of your intention to do so. This rider may not be purchased in combination with any other rider described in this prospectus, except that this rider is available to Contract Owners who purchased the Optional Step-Up Plus Death Benefit Enhancement Rider or the Optional Estate Enhancement Death Benefit Rider prior to May 1, 2007. The date of such purchase, however, must be at least ten years prior to the Annuity Date specified in the contract. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, at least 30 calendar days prior to your contract anniversary date.

A guaranteed minimum accumulation benefit ensures the availability of a minimum Contract Value at the end of the benefit period, which is defined below. It may provide protection in the event of lower Contract Values that may result from the investment performance of the Contract. The Company also reserves the right to make the availability of the guaranteed minimum accumulation benefit contingent upon the investment of the entire Contract Value, according to an asset allocation program established by the Company for the full benefit period. At the present time, no asset allocation program is required for this rider. If the Company requires an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this benefit.

The guaranteed minimum accumulation benefit will be equal to the Contract Value at the start of the benefit period, plus the amount of any subsequent purchase payments (and any purchase payment enhancements) received during the first Contract Year of the benefit period, reduced by a proportional amount for any partial withdrawals of the Contract Value during the benefit period. The reductions in the guaranteed minimum accumulation benefit will occur as of the date of each applicable partial withdrawal. If the guaranteed minimum accumulation benefit exceeds the Contract Value at the end of the benefit period, which is equal to ten years, the Company will increase the Contract Value so that it equals the guaranteed minimum accumulation benefit. At the end of the benefit period, the Contract Owner can elect to renew the guaranteed minimum accumulation benefit for a new benefit period.

The Contract Owner may elect to increase the guaranteed minimum accumulation benefit through the use of the Step-Up Benefit as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the effective date of the rider. The Step-Up Benefit is the increase of the guaranteed minimum accumulation benefit to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, 30 days prior to the contract anniversary. An additional Step-Up Benefit can be elected on or after the 5th anniversary of the most recent Step-Up Benefit Date. Electing a Step-Up of the guaranteed minimum accumulation benefit extends the benefit period for an additional five years from the Step-Up date.

The guaranteed minimum accumulation benefit will terminate under the following conditions:

(a)	at the end of the benefit period if the guaranteed minimum accumulation benefit is not renewed;

(b)	on the contract anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the agreement;

(c)	full surrender of the Contract;

(d)	date of the first death of a Contract Owner or the date of death of the last surviving Annuitant; or

(e)	annuitization.

Optional Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit Rider (Growth & Income Protector Benefit Rider) — At the time you purchase your Contract, you may purchase a Growth & Income Protector Benefit rider for an additional charge, which includes the following enhancements to your Contract:

(1)	Guaranteed Minimum Accumulation Benefit (GMAB) — This benefit allows the Annuitant or Joint Annuitant, if applicable, to receive the guaranteed return of initial purchase payments, plus a percentage of additional purchase payments, for the first 10 years, pro-rated for withdrawals. If the GMAB exceeds the contract value in year 10, the contract value will be increased to equal the GMAB.

(2)	Guaranteed Minimum Withdrawal Benefit — This benefit permits the Annuitant or Joint Annuitant, if applicable, to receive annual minimum payments regardless of the Contract Value either for a certain period of time or for the Annuitant’s lifetime or Joint Annuitant’s lifetime.

(3)	Death Benefit Enhancement — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant, a death benefit enhancement in addition to the death benefit provided in your Contract.

Complete descriptions of these three enhancements are included below.

How do I elect the Growth & Income Protector Benefit Rider?

You may elect the Growth & Income Protector Benefit rider at the time of purchase of your Contract for an additional charge. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected in combination with any other Living Benefit or Death Benefit riders described in this Prospectus. This rider can be purchased on a single or a joint life basis. The joint life basis permits joint annuitants, but does not allow joint ownership of the Contract.

You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by Age Nearest Birthday.) The Contract Owner must satisfy the requirements of the base Contract.

Important information to note about the Growth & Income Protector Benefit Rider:

–	At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company imposes investment allocation restrictions in the future, the restrictions may apply to in-force and/or new contracts, upon the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect. Rider Charges are subject to change in the future. (See “Rider Charges” section of the Prospectus for details.)

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and Death Benefit.

–	Once you elect this rider, any withdrawal will still be subject to the terms of the Contract. This includes the Free Withdrawal Amount.

–	If the Withdrawal Amount is greater than the Free Withdrawal Amount, we will apply Contingent Deferred Sales Charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–	The Death Benefit Enhancement available as part of the package differs from the death benefit riders described above. (See “What are the Death Benefits under my Contract?” section of the Prospectus for details.)

–	The rider can be terminated on or after the fifth contract anniversary.

(1)	GUARANTEED MINIMUM ACCUMULATION BENEFIT

The Guaranteed Minimum Accumulation Benefit (GMAB) will be equal to the Contract Value at the start of the benefit period, plus a percentage (set forth in the table below), of any subsequent purchase payments received during the benefit period, reduced by a proportional amount for any withdrawals during the benefit period. The benefit period is 10 years from the effective date of the rider. The reductions in the GMAB will occur as of the date of each applicable withdrawal. If the GMAB exceeds the Contract Value at the end of the benefit period, the Company will increase the Contract Value so that it equals the GMAB. At the end of 10 years, the GMAB will be automatically renewed for a new benefit period. The GMAB benefit period may also reset upon the election of a Step-Up Benefit (see below).

Step-Up Benefit and Step-Up Benefit Date — The Step-Up Benefit for the GMAB is the increase in the GMAB to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the fifth anniversary of the effective date of the rider.

On the Step-Up Benefit Date, the Contract Owner has the option to increase both the GMAB and the Guaranteed Minimum Withdrawal Benefit (see below). If the Contract Owner elects to exercise the Step-Up Benefit, both the GMAB and the Guaranteed Minimum Withdrawal Benefit (see below) are evaluated for Step-Up. A Step-Up is effective if either the GMAB and/or the Guaranteed Minimum Withdrawal Benefit is increased to the Contract Value as of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the GMAB is increased to the Contract Value, a new 10-year benefit period begins. An additional Step-Up Benefit cannot be elected until after the fifth anniversary of the most recent Step-Up Benefit Date.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

How will additional Purchase Payments affect the Guaranteed Minimum Accumulation Benefit Base?

For each 10-year benefit period, subsequent purchase payments made to the Contract will increase the Guaranteed Minimum Accumulation Benefit Base as follows:

•	100% of Purchase Payments made in years one through two

•	90% of Purchase Payments made in years three through four

•	80% of Purchase Payments made in years five through six

•	70% of Purchase Payments made in years seven through eight

•	60% of Purchase Payments made in years nine through ten

How will withdrawals affect the Guaranteed Minimum Accumulation Benefit Base?

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the withdrawal in a proportional manner. The reductions in the Guaranteed Minimum Accumulation Benefit Base occur as of the date of each applicable withdrawal. The proportional reduction, which is subtracted from the GMAB base immediately prior to the withdrawal, is determined by multiplying (i) and (ii) where:

(i)	is the Guaranteed Minimum Accumulation Benefit immediately prior to the withdrawal, and

(ii)	is a ratio of the current withdrawal amount to the Contract Value immediately prior to the withdrawal.

Example: Assume there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Accumulation Benefit Base just prior to the withdrawal are $110,000 and $100,000 respectively.

The Guaranteed Minimum Accumulation Benefit Base will be reduced by the following amount: Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$110,000) = $6,818.18

If the Contract Value just before the $7,500 withdrawal was $90,000, the reduction to the Guaranteed Minimum Accumulation Benefit Base would be as follows: Guaranteed Minimum Accumulation Benefit Base x (Withdrawal/Contract Value) = $100,000 x ($7,500/$90,000) = $8,333.33

(2)	GUARANTEED MINIMUM WITHDRAWAL BENEFIT

What are the two withdrawal options that I can choose with this rider?

The Guaranteed Minimum Withdrawal Benefit allows you to receive withdrawals in guaranteed minimum amounts annually in two different ways — via the Return of Benefit Base Withdrawal Option or the Guaranteed Lifetime Withdrawal Option.

The Guaranteed Minimum Withdrawal Benefit Base (see below for description) is the starting point for determining the amounts you receive under the two minimum withdrawal options. These options are defined below and operate concurrently until one or both terminate.

1)	The Return of Benefit Base Withdrawal Option — You can withdraw an amount annually until the Guaranteed Minimum Withdrawal Benefit Base (see below for a description) is depleted. The amount that can be withdrawn is called the Guaranteed Annual Withdrawal Amount. This amount is first determined by multiplying the initial Guaranteed Minimum Withdrawal Benefit Base by the Guaranteed Annual Withdrawal Percentage. The current Guaranteed Annual Withdrawal Percentage is 7.0%.

2)	The Guaranteed Lifetime Withdrawal Option — You can withdraw an amount annually as long as either the Annuitant or Joint Annuitant, if applicable, is alive. The amount that can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount. This amount is first determined by multiplying the initial Lifetime Withdrawal Benefit Base by the Guaranteed Annual Lifetime Withdrawal Percentage. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0%. Any change in the Lifetime Withdrawal Benefit Base will also change the Guaranteed Annual Lifetime Withdrawal Amount on the next Contract Anniversary.

How do I begin taking withdrawals?

To begin withdrawals, call Annuity Customer Service at 1-800-523-0650.

What if I withdraw less than the Guaranteed Annual Withdrawal Amount or Guaranteed Annual Lifetime Withdrawal Amount?

For both withdrawal options, you may take withdrawals equal to or less than the Guaranteed Annual Amount during each Contract Year as calculated per the above. Withdrawals in a Contract Year that do not exceed the Guaranteed Annual Amount do not affect the guaranteed amount for that option for subsequent years: if you elect to take less than or none of the Guaranteed Annual Amount in any given Contract Year, the Guaranteed Annual Amount is not increased in subsequent Contract Years. You cannot carry over any unused guaranteed withdrawal amounts to any future Contract Years.

Example: Suppose that with either withdrawal option, the Guaranteed Annual Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Amount will not increase by $500 in the next Contract Year.

What if I withdraw more than the Guaranteed Annual Amount?

Each Contract Year, if your Contract Value is greater than zero, you may withdraw more than the Guaranteed Annual Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Guaranteed Minimum Withdrawal Benefit Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Amount.

Once I select a withdrawal option, can I change to the other option?

Even after you start withdrawing from one option, you may exchange to the other option and back as frequently as you want until one or both of them terminate. However, it is important to note that if you switch from a Return of Benefit Base Withdrawal Option to a Lifetime Benefit Base Withdrawal Option, the portion of the Guaranteed Annual Withdrawal Amount that was in excess of the Guaranteed Annual Lifetime Withdrawal Amount will be treated as an Excess Withdrawal under the Lifetime Benefit Base Withdrawal Option. This will result in a reduced Guaranteed Annual Lifetime Withdrawal Amount in subsequent years.

What is the Guaranteed Minimum Withdrawal Benefit Base?

The Guaranteed Minimum Withdrawal Benefit Base is the starting point for determining the amounts you receive under the two minimum withdrawal options.

1)	On the Contract Date:

The Guaranteed Minimum Withdrawal Benefit Base is the Initial Purchase Payment received and any Purchase Payment Enhancement, if applicable.

2)	After the Contract Date, but prior to the date of the first withdrawal:

The Guaranteed Minimum Withdrawal Benefit Base is equal to the greater of (a) or (b), below, where:

(a)	is the sum of each Purchase Payment received and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate equal to the Benefit Base Accumulation Rate (described below) until the earlier of 10 years from the Contract Date or the Benefit Base Accumulation Cease Date (described below) and the date of the first withdrawal; and

(b)	is the highest Contract Value as of any Contract Anniversary Date until the earlier of 10 years from the Contract Date or the Benefit Base Accumulation Cease Date (described below) and the date of the first withdrawal.

3)	On the date of the first withdrawal:

The Guaranteed Minimum Withdrawal Benefit Base is equal to the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of each Purchase Payment received and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate equal to the Benefit Base Accumulation Rate (described below) until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(c)	is the highest Contract Value on any Contract Anniversary Date until the earlier of 10 years and the date of the first withdrawal.

The current Benefit Base Accumulation Rate is 3% and the current Benefit Base Accumulation Cease Date is 10 years from the contract issue date. For contracts issued prior to May 4, 2009, the Benefit Base Accumulation Rate is 5% (3% for contracts issued in Washington).

How can the Guaranteed Minimum Withdrawal Benefit Base be affected?

Your Benefit Base may be affected by withdrawals, step-ups or additional purchase payments:

Effect of Withdrawals on Guaranteed Minimum Withdrawal Benefit Base

1)	Return of Benefit Base Withdrawal Option

The Return of Benefit Base Withdrawal Option guarantees that each Contract Year you can take withdrawals up to Return of Benefit Base Withdrawal Amount which is initially equal to the Guaranteed Annual Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Return of Benefit Base Withdrawal Percentage is 7.0%.

If you take withdrawals less than or equal to the 7.0% Guaranteed Annual Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the dollar amount of the withdrawals until the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Once the 7.0% Guaranteed Annual Withdrawal Amount has been withdrawn in any Contract Year, any additional withdrawals where the full amount or a portion of the withdrawal exceeds the Guaranteed Annual Withdrawal Amount will reduce the Benefit Base in a proportional manner until it is reduced to zero. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Return of Benefit Base Withdrawal; and

ii)	is the ratio of the Excess Return of Benefit Base Withdrawal to the Contract Value just prior to the Excess Return of Benefit Base Withdrawal.

2)	Lifetime Benefit Base Withdrawal Option

The Lifetime Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Lifetime Withdrawal Amount which is initially equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by the initial Lifetime Withdrawal Benefit Base. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0%.

If you take withdrawals less than or equal to the 5.0% Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will not be adjusted;

If you take withdrawals greater than the 5.0% Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will be reduced by the Excess Withdrawal Amount in a proportional manner. The proportional reduction is applied to the Lifetime Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Lifetime Withdrawal Benefit Base just before the Excess Lifetime Withdrawal; and

ii)	is the ratio of the Excess Lifetime Withdrawal to the Contract Value just before the Excess Lifetime Withdrawal

This adjustment to your Lifetime Withdrawal Benefit Base will also result in a reduction to the Guaranteed Annual Lifetime Withdrawal Amount.

Example:

Assume that the Guaranteed Annual Withdrawal Amount (GAWA) is $7,000 and there is a single $7,500 withdrawal (WD) during a Contract Year.

Suppose that the Contract Value (CV) and Guaranteed Minimum Withdrawal Base (GMWB) just prior to the $500 Excess Withdrawal are $110,000 and $100,000, respectively:

GAWA = $7,000, WD = $7,500, Excess WD = $500, CV = $110,000, GMWB = $100,000

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

GMWB x (Excess WD/CV) = $100,000 x ($500/$110,000) = $454.5

The Guaranteed Annual Withdrawal Amount will be reduced by the following amount:

Previous GAWA x (Excess WD/CV) = $7,000 x ($500/$110,000) = $31.82

If the Contract Value just before the $500 Excess Withdrawal was $90,000:

GAWA = $7,000, WD = $7,500, Excess WD = $500, CV = $90,000, GMWB = $100,000

The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

GMWB x (Excess Withdrawal/Contract Value) = $100,000 x $500/$90,000) = $555.5

Guaranteed Annual Withdrawal Amount will be reduced as follows:

Previous GAWA x (Excess WD/CV) = $7,000 x ($500/$90,000) = $38.89

Effect of Step-Ups on Guaranteed Minimum Withdrawal Benefit Base

Optional Step-Up Benefit and Return of Benefit Base:  After the first withdrawal, on each Step-Up Benefit Date, if the Contract Owner elects a Step-Up and the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased to an amount equal to 100% of the Contract Value as of the Step-up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the Contract Date. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the Guaranteed Minimum Withdrawal Benefit Base is increased to the Contract Value as of the most recent Step-Up Benefit Date, the new Guaranteed Minimum Withdrawal Benefit Base replaces the previous benefit base. A new Guaranteed Annual Withdrawal Amount will commence as of the most recent Step-Up Benefit Date and will equal the Contract Value as of the Step-Up Benefit Date multiplied by the Guaranteed Annual Withdrawal Percentage.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Optional Step-Up Benefit and Lifetime Benefit Base:   After the first withdrawal, on each Step-Up Benefit Date, if the Contract Owner elects a Step-Up and the Contract Value is greater than the Step-Up Benefit for the Lifetime Withdrawal Benefit Base, then the Lifetime Withdrawal Benefit Base will be increased to an amount equal to 100% of the Contract Value as of the Step-up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the Contract Date. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

Once a step-up has been elected and is effective, if the Lifetime Withdrawal Benefit Base is increased to the Contract Value as of the most recent Step-Up Benefit Date, the new Lifetime Withdrawal Benefit Base replaces the previous benefit base. A new Guaranteed Annual Lifetime Withdrawal Amount will commence as of the most recent Step-Up Benefit Date and will equal the Contract Value as of the Step-Up Benefit Date multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage.

To elect a Step-Up Benefit, written notice must be received by The Penn Mutual Life Insurance Company, Annuity Customer Service, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Effect of Additional Purchase Payments made after the date of first withdrawal on Guaranteed Minimum Withdrawal Benefit Base

As long as the Contract Value is positive, additional Purchase Payments will increase the Guaranteed Minimum Withdrawal Benefit Base, for both withdrawal options, on a dollar-for-dollar basis. The Guaranteed Annual Withdrawal Amount (or Guaranteed Lifetime Withdrawal Amount) will be increased by the amount of the additional Purchase Payment to the Guaranteed Minimum Withdrawal Base multiplied by the applicable Guaranteed Annual Withdrawal Percentage.

What happens to withdrawal benefits if the Contract Value is reduced to zero?

If the Contract Value is reduced to zero and any benefits are due under either of the two withdrawal options, no additional Purchase Payments will be accepted and the remaining minimum withdrawals will be made as follows:

The Owner has the option to receive the remaining Guaranteed Minimum Withdrawal Benefit payment under either of the two withdrawal options:

(a)	If you choose the Return of Benefit Base Withdrawal Option, you will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero until your Guaranteed Withdrawal Benefit Base Remaining is depleted.

(b)	If you choose the Lifetime Withdrawal Option, you will receive the remaining Guaranteed Annual Lifetime Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Lifetime Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(c)	If you do not specify a withdrawal option, the default option is the Lifetime Withdrawal Option.

What if the Contract Value is reduced to zero due to Excess Withdrawals?

If the Contract Value is reduced to zero in a Contract Year where:

(1)	The Guaranteed Annual Lifetime Withdrawal Amount is reduced to zero due to the impact of withdrawals in excess of the Guaranteed Annual Lifetime Withdrawal Amount, and

(2)	The Guaranteed Minimum Withdrawal Benefit Base is positive, you will receive the remaining minimum withdrawals under the Return of Benefit Base Withdrawal Option only. In the Contract Year in which the Contract Value is reduced to zero, we will pay the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent Contract Years, we will pay the Guaranteed Annual Withdrawal Amount, in effect as of the date that the Contract Value was reduced to zero, or any remaining Guaranteed Minimum Withdrawal Benefit Base, if less.

Remaining minimum withdrawal payments are made on an annual basis in a Contract Year. If the total remaining minimum withdrawals due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid.

If the remaining minimum withdrawals are based on the Guaranteed Annual Lifetime Withdrawal Amount, such payments will be commuted using the then currently available annuity factors for a single life annuity under the Contract. If the remaining minimum withdrawals are based on the Guaranteed Annual Withdrawal Amount, the remaining Benefit Base will be paid.

Effect of Required Minimum Distributions on Guaranteed Minimum Withdrawal Benefit — If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. If the RMD withdrawal is in excess of the Guaranteed Withdrawal Amount, the impact of the RMD withdrawal on the Guaranteed Minimum Withdrawal Benefit Base will be as follows:

Return of Benefit Base Withdrawal Option: The RMD withdrawal will reduce the Guaranteed Minimum Withdrawal Base by the dollar amount of the withdrawal.

Lifetime Withdrawal Option: The RMD withdrawal will not reduce the Lifetime Withdrawal Benefit Base.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date — If the Annuity Date occurs while the rider is in effect, upon your request, you may elect one of the following options:

(a)	Default Annuity Option: Apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	Lifetime Withdrawal Option: Request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees;

(c)	Return of Benefit Base Withdrawal Option: Request that as of the annuity payment commencement date, the remaining Guaranteed Minimum Withdrawal Benefit Base is paid out in the form of annuity payments. Each year, these annuity payments will equal the lesser of the Guaranteed Annual Withdrawal Amount or the remaining Guaranteed Minimum Withdrawal Benefit Base. These annuity payments will be made until the earlier of the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees or the date that the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Single and Joint Life Guarantees

The Growth & Income Protector Benefit can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Withdrawal Amounts are guaranteed over the lifetime of the Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option.

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime

Withdrawal Option is not available if withdrawals begin prior to the younger Annuitant or Joint Annuitant attaining age 59 1/2.) You must specify the Joint Annuitant on your application. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. The Joint Annuitant also must always be the Contract Owner’s primary beneficiary.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee, and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee.

Can I change the Annuitant or Joint Annuitant?

You cannot change the primary Annuitant. However, you may change the Joint Annuitant under certain circumstances. The Joint Annuitant can be changed to the Annuitant’s current spouse, if no withdrawals have been taken.

If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change.

If no withdrawals have been taken, the guarantee and the associated Rider Charge convert to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Withdrawal Amount applies to the Joint Annuitant’s lifetime.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the Contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The Contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the Contract Owner is alive and steps into ownership upon the death of the Contract Owner.

(3)	DEATH BENEFIT ENHANCEMENT

The Growth & Income Protector Benefit rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant. This Death Benefit Enhancement is paid only if the Death Benefit Enhancement Benefit Base, described below, is greater than the standard death benefit provided by the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit Enhancement payable under the rider. This Death Benefit Enhancement is paid upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date:

The Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date, but prior to the first withdrawal:

Equal to the greater of (a) or (b) below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(2)	is each additional Purchase Payment received after the rider effective date but prior to the first withdrawal, accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(b)	is the highest Contract Value on any Contract Anniversary Date until the earliest of:

(1)	10 years from the Contract Date;

(2)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(3)	the date of the first withdrawal.

3.	On the date of first withdrawal after the Contract Date:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(2)	is each additional Purchase Payment received after the rider effective date but prior to the first withdrawal, accumulated on a daily basis at a rate of 3% (5% for Contracts issued prior to May 4, 2009 except in Washington) until the earliest of

(i)	10 years from the Contract Date;

(ii)	the Annuitant’s attainment of age 80 for Single Life Guarantees or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees; and

(iii)	the date of the first withdrawal;

(b)	is the highest Contract Value on any Contract Anniversary Date until the earlier of 10 years from the contract issue date and the date of the first withdrawal; and

(c)	is the Contract Value on the date of the first withdrawal, just before the first withdrawal.

4.	After the date of first withdrawal:

If and only if there is a step-up of the Withdrawal Benefit Base, the Death Benefit Enhancement Base automatically increases to 100% of the Contract Value until the Annuitant’s attainment of age 80 for Single Life Guarantees, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

What are the effects of withdrawals on the Death Benefit Enhancement Benefit Base?

If you withdraw less than or equal to the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Withdrawal Amount.

If you withdraw greater than the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Withdrawal Amount is an Excess Withdrawal. Excess withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value just before the withdrawal of the Excess Withdrawal.

What are the effects of additional Purchase Payments on the Death Benefit Enhancement Benefit Base?

If you make any Purchase payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Step-Up Benefit and Step-Up Benefit Date

The Step-Up Benefit for the Death Benefit Enhancement Benefit Base is the increase in the Death Benefit Enhancement Benefit Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. The Step-Up Benefit Date is any contract anniversary starting with the 5th anniversary of the effective date of the rider. An additional step-up benefit cannot be elected until after the 5th anniversary of the most recent Step-Up Benefit Date.

On the Step-Up Benefit Date, the Contract Owner has the option to increase the Guaranteed Minimum Withdrawal Benefit (see above) as of the Step-Up Benefit Date. Any increase in the Guaranteed Minimum Withdrawal Benefit Base as a result of a Step-Up Benefit will increase the Death Benefit Enhancement Benefit Base as of the Step-Up Benefit Date until age 80. The Death Benefit Enhancement Benefit Base cannot step up independently from the Guaranteed Minimum Withdrawal Benefit Base.

Written notice must be received by The Penn Mutual Life Insurance Company, Customer Service Group, Philadelphia, PA 19172, 30 days prior to the contract anniversary.

Impact of Annuitant Death on the Rider

1)	Single Life Guarantees — Upon the death of the Annuitant, the Company will pay the Beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the rider is terminated.

2)	Joint Life Guarantees — If the Annuitant dies and the Joint Annuitant is still alive after the Annuitant’s death, the Joint Annuitant can surrender the Contract, and receive a Death Benefit equal to the Contract Value and the Contract and rider terminate.

The Joint Annuitant as successor owner may elect to continue the Contract and the rider. If no withdrawals have been taken, the successor owner may convert to a Single Life Guarantee based on his/her lifetime. If withdrawals have been taken, the guarantee does not change.

If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Contract Owner does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Standard Death Benefit and the Enhanced Death Benefit amount, if applicable, is payable to a Beneficiary and the rider is terminated.

Can I cancel the Growth & Income Protector Benefit Rider?

You may cancel the Growth & Income Protector Benefit rider on or after the fifth contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Growth & Income Protector Benefit Rider terminate?

This rider will terminate upon the earliest of:

a)	cancellation of the Growth & Income Protector Benefit Rider;

b)	if the Contract Value equals zero and there is no Guaranteed Annual Withdrawal Amount due in future years, no Guaranteed Annual Lifetime Withdrawal Amount due in future years, and no remaining Guaranteed Minimum Withdrawal Benefit Base;

c)	full surrender of the Contract;

d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

e)	on the date of death of the Annuitant for Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

f)	annuitization.

All charges for this rider will cease upon Contract termination.

Growth & Income Advantage Benefit Rider — At the time you purchase your Contract, you may purchase a Growth & Income Advantage Benefit rider, which includes the following enhancements to your Contract:

1)	Guaranteed Minimum Withdrawal Benefit — The Guaranteed Minimum Withdrawal Benefit permits the Annuitant or Joint Annuitant, if applicable, to receive annual minimum payments regardless of the Contract Value either for a certain period of time or during the Annuitant’s lifetime or Joint Annuitant’s lifetime (in case of a Joint Life Guarantee).

2)	Enhanced Death Benefit — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a death benefit enhancement in addition to the death benefit provided in your Contract.

How do I elect the Growth & Income Advantage Benefit Rider?

You may elect the Growth & Income Advantage Benefit rider at the time of purchase of your Contract for an additional charge. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected if you intend to purchase any of the other available Living Benefit or Death Benefit Riders. This rider can be purchased on a single or a joint life basis. The joint life basis permits joint annuitants, but does not allow joint ownership of the contract. You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by Age Nearest Birthday.)

Important information to note about the Growth & Income Advantage Benefit Rider:

–	At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company requires an asset allocation program in the future, the restrictions may apply to in-force and/or new contracts, at the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect. Rider Charges are subject to change in the future. (See “Rider Charges” section of the Prospectus for details.)

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and death benefit.

–	Once you elect this rider, any withdrawal will still be subject to the terms of the Contract. This includes the free-withdrawal amount.

–	If the Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–

If the age of the Annuitant or younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59 1/2, the lifetime withdrawal provision is not available and you can only withdraw under the Return of Benefit Base Withdrawal Option (see below for a description).

–	The Enhanced Death Benefit available as part of the Growth and Income Advantage Benefit rider is different from the optional Death Benefit Riders offered.

–	The rider can be terminated on or after the fifth contract anniversary.

What are the two withdrawal options that I can choose with this rider?

If this rider is purchased, the Company guarantees that you can withdraw an amount annually in two different ways — the Return of Benefit Base Withdrawal Option or the Lifetime Withdrawal Option.

1)	The Return of Benefit Base Withdrawal Option — You can withdraw an amount annually until the Guaranteed Minimum Withdrawal Benefit Base (see below for a description) is depleted. The amount that can be withdrawn is called the Guaranteed Annual Withdrawal Amount. This amount is first determined by multiplying the initial Guaranteed Minimum Withdrawal Benefit Base by the Guaranteed Annual Withdrawal Percentage. The current Guaranteed Annual Withdrawal Percentage is 7.0%.

2)

The Guaranteed Lifetime Withdrawal Option — You can withdraw an amount annually as long as either the Annuitant or Joint Annuitant, if applicable, is alive. The Guaranteed Annual Lifetime Withdrawal Amount is first determined by multiplying the initial Lifetime Withdrawal Benefit Base by the Guaranteed Annual Lifetime Withdrawal Percentage. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010). Any change in the Lifetime Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount. This option is not available if withdrawals begin prior to Age Actual of 59 1/2.

How do I begin to take withdrawals?

To begin withdrawals, call Annuity Customer Service at 1-800-523-0650.

Once I select a withdrawal option, can I change to the other option?

Yes, as long as you start withdrawals after Age Actual of 59 1/2. Even after you start withdrawing from one option, you may exchange to the other option and back as frequently as you want until one or both of them terminate. If withdrawals begin before Age Actual of 59 1/2, only the Return of Benefit Base Withdrawal Option is available.

However, it is important to note that if you switch from a Return of Benefit Base Withdrawal Option to the Lifetime Benefit Base Withdrawal Option, the Guaranteed Annual Withdrawal Amount will be treated as an

Excess Withdrawal under the Lifetime Benefit Base Withdrawal Option as it may be greater than the Guaranteed Annual Lifetime Withdrawal Amount. This will result in a reduced Guaranteed Annual Lifetime Withdrawal Amount in subsequent years.

What if I withdraw less than the Guaranteed Annual Withdrawal Amount or Guaranteed Annual Lifetime Withdrawal Amount?

For both withdrawal options, you may take withdrawals equal to or less than the Guaranteed Annual Amount during each Contract Year as calculated per the above. If you elect to take less than or none of the Guaranteed Annual Amount in any given Contract Year, the Guaranteed Annual Amount is not increased in subsequent Contract Years. You cannot carry over any unused guaranteed withdrawal amounts to any future Contract Years.

Example #1:  Suppose that with either withdrawal option, the Guaranteed Annual Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Amount will not increase by $500 in the next Contract Year.

What if I withdraw more than the Guaranteed Annual Amount?

Each Contract Year, you may withdraw more than the Guaranteed Annual Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Guaranteed Minimum Withdrawal Benefit Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Amount.

Guaranteed Minimum Withdrawal Benefit — The Guaranteed Minimum Withdrawal Benefit allows you to receive withdrawals in guaranteed minimum amounts via the Return of Benefit Base Withdrawal Option or the Lifetime Withdrawal Option. These options operate concurrently until one or both terminate. If the Annuitant’s Age Actual (or younger of the Annuitant and Joint Annuitant’s Age Actual for a Joint Life Guarantee) on the date of the first withdrawal is less than 59 1/2, the Return of Benefit Base Withdrawal Option is the only guaranteed withdrawal option available for the life of the contract.

Guaranteed Minimum Withdrawal Benefit Base — The Guaranteed Minimum Withdrawal Benefit Base is the starting point for determining the amounts you receive under the two minimum withdrawal options.

(1)	On the Contract Date:

The Guaranteed Minimum Withdrawal Benefit Base is the Initial Purchase Payment received and any Purchase Payment Enhancement, if applicable.

(2)	After the Contract Date, but prior to the date of the first withdrawal:

Equal to the greater of (a) or (b), below, where:

(a)	is the sum of (1) plus (2), where:

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(2)	is each Purchase Payment received and any Purchase Payment Enhancements, if applicable, after the Contract Date but prior to the first withdrawal, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal.

For policies issued prior to May 4, 2009, the annual accumulation rate is 7.2%;

For policies issued on or after May 4, 2009, but prior to February 1, 2010, the annual accumulation rate is 4.0%; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of the first withdrawal.

(3)	On the date of the first withdrawal:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of (1) plus (2), where;

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancements, if applicable, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal; and

(2)	is each Purchase Payment and any Purchase Payment Enhancements received after the Contract Date but prior to the first withdrawal, accumulated on a daily basis at an annual effective rate of 6.0% until the earlier of 10 years from the Contract Date or the date of the first withdrawal

For policies issued prior to May 4, 2009, the annual accumulation rate is 7.2%;

For policies issued on or after May 4, 2009, but prior to February 1, 2010, the annual accumulation rate is 4.0%; and

(c)	is the highest Contract Value on any Contract Anniversary Date before the date of the first withdrawal.

(4)	After the date of the first withdrawal:

If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, is greater than or equal to 59 1/2, then you have two withdrawal options to choose from. Both withdrawal options operate concurrently until one or both terminate. This interrelationship between the two options means that a withdrawal under one option will also impact the calculations for the other option.

Return of Benefit Base Withdrawal Option — The Return of Benefit Base Withdrawal Option guarantees that each Contract Year you can take withdrawals up to Return of Benefit Base Withdrawal Amount which is initially equal to the Guaranteed Annual Withdrawal Percentage multiplied by the initial Guaranteed Minimum Withdrawal Benefit Base. The current Return of Benefit Base Withdrawal Percentage is 7.0%.

If you take withdrawals less than or equal to the 7.0% Guaranteed Annual Withdrawal Amount during any Contract Year, the Guaranteed Minimum Withdrawal Benefit Base will be reduced by the dollar amount of the withdrawals until the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero. Once the 7.0% Guaranteed Annual Withdrawal Amount has been withdrawn in any Contract Year, any extra Return of Benefit Base Withdrawals (the full amount or a portion of a withdrawal that exceeds the remaining Guaranteed Annual Withdrawal Amount within any Contract Year) reduce the Benefit Base in a proportional manner until it is reduced to zero. The proportional reduction is applied to the Guaranteed Minimum Withdrawal Benefit Base and is determined by multiplying (i) and (ii) where:

i)	is the Guaranteed Minimum Withdrawal Benefit Base just before the Excess Return of Benefit Base Withdrawal; and

ii)	is the ratio of the Excess Return of Benefit Base Withdrawal to the Contract Value just prior to the Excess Return of Benefit Base Withdrawal.

Example #2:  Assume that the Guaranteed Annual Withdrawal Amount is $7,000 and there is a single $7,500 withdrawal during a Contract Year. Suppose that the Contract Value and Guaranteed Minimum Withdrawal Base just prior to the $500 Excess Withdrawal are $110,000 and $100,000 respectively. The Guaranteed Minimum Withdrawal Base will be reduced by the following amount:

Guaranteed Minimum Withdrawal Base x (Excess Withdrawal/Contract Value) = $100,000 x ($500/$110,000) = $454.50

If the Contract Value just before the $500 Excess Withdrawal was $90,000, the reduction to the Guaranteed Minimum Withdrawal Base would be as follows:

Guaranteed Minimum Withdrawal Base x (Excess Withdrawal/Contract Value) = $100,000 x ($500/$90,000)= $555.50

Automatic Annual Step-Up — On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Guaranteed Minimum Withdrawal Benefit Base, then the Guaranteed Minimum Withdrawal Benefit Base will be increased automatically to the Contract Value. If, as a result of a step-up, the new Benefit Base multiplied by the Guaranteed Annual Withdrawal Percentage is higher than the previous Guaranteed Annual Withdrawal Amount, then the annual withdrawal amount will be increased.

Additional Purchase Payments — If you make additional Purchase Payments after the date of first withdrawal, they will increase the Guaranteed Minimum Withdrawal Benefit Base and the Guaranteed Annual Withdrawal Amount as long as the Contract Value is positive. The Guaranteed Minimum Withdrawal Benefit Base will be increased by the amount of each additional Purchase Payment. The increase to the Guaranteed Annual Withdrawal Benefit will be equal to the Guaranteed Annual Withdrawal Percentage multiplied by each additional Purchase Payment.

Lifetime Benefit Base Withdrawal Option:  The Lifetime Withdrawal Option guarantees that each Contract Year you can take withdrawals up to the Guaranteed Annual Lifetime Withdrawal Amount which is initially equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by the initial Lifetime Withdrawal Benefit Base. The current Guaranteed Annual Lifetime Withdrawal Percentage is 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010).

If you take withdrawals less than or equal to the 5.0% (4.0% for contracts issued on or after May 4, 2009, but prior to February 1, 2010) Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will not be adjusted;

If you take withdrawals greater than the 5.0% (4.0 % for contracts issued on or after May 4, 2009, but prior to February 1, 2010) Guaranteed Annual Lifetime Withdrawal Amount during any Contract Year, the Lifetime Withdrawal Benefit Base will be reduced by the Excess Withdrawal Amount in a proportional manner. The proportional reduction is applied to the Lifetime Withdrawal Benefit Base and is determined by multiplying (a) and (b) where:

(a)	is the Lifetime Withdrawal Benefit Base just before the Excess Lifetime Withdrawal; and

(b)	is the ratio of the Excess Lifetime Withdrawal to the Contract Value just before the Excess Lifetime Withdrawal

This adjustment to your Lifetime Withdrawal Benefit Base will also result in a reduction to the Guaranteed Annual Lifetime Withdrawal Amount.

Automatic Annual Step-Up — On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Lifetime Withdrawal Benefit Base, then the Lifetime Withdrawal Benefit Base will be increased automatically to the Contract Value. As a result of the Step-Up, the Guaranteed Annual Lifetime Withdrawal Amount steps up to an amount equal to the Contract Value, multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage.

Additional Purchase Payments — If you make additional Purchase Payments after the date of first withdrawal, they will increase the Lifetime Withdrawal Benefit Base and the Guaranteed Annual Lifetime Withdrawal Amount as long as the Contract Value is positive. The Lifetime Withdrawal Benefit Base will be increased by the amount of each additional Purchase Payment. The increase to the Guaranteed Annual Lifetime Withdrawal Benefit will be equal to the Guaranteed Annual Lifetime Withdrawal Percentage multiplied by each additional Purchase Payment.

What happens to withdrawal benefits if the Contract Value is reduced to zero?

If the Contract Value is reduced to zero and any benefits are due under either of the two withdrawal options, no additional Purchase Payments will be accepted and the remaining minimum withdrawals will be made as follows:

(1)

If Age Actual at first withdrawal is less than 59 1/2 — If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59 1/2, you will only receive the Guaranteed Annual Withdrawal Amount under the Return of Benefit Base Withdrawal Option. You will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(2)

If Age Actual at first withdrawal is equal to or greater than 59 1/2 — If the Age Actual of the Annuitant or the younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is equal to or greater than 59 1/2, you can receive the remaining Guaranteed Minimum Withdrawal Benefit Payment under either of the withdrawal options:

(a)	If you choose the Return of Benefit Base Withdrawal Option, you will receive the remaining Guaranteed Annual Withdrawal Amount not yet withdrawn in the current Contract Year. In subsequent Contract Years, you will receive the Guaranteed Annual Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(b)	If you choose the Lifetime Withdrawal Option, you will receive the remaining Guaranteed Annual Lifetime Withdrawal Amount not yet withdrawn in the current

Contract Year. In subsequent Contract Years, we will pay the Guaranteed Annual Lifetime Withdrawal Amount in effect as of the date that the Contract Value was reduced to zero.

(c)	If you do not specify a withdrawal option, the default option is the Lifetime Withdrawal Option.

What if the Contract Value is reduced to zero due to Excess Withdrawals?

If the Contract Value is reduced to zero in a Contract Year where:

(1)	The Guaranteed Annual Lifetime Withdrawal Amount is reduced to zero due to the impact of Excess Lifetime Withdrawals, and

(2)	The Guaranteed Minimum Withdrawal Benefit Base is positive, you will receive the remaining minimum withdrawals under the Return of Benefit Base Withdrawal Option only. In the Contract Year in which the Contract Value is reduced to zero, we will pay the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent Contract Years, we will pay the Guaranteed Annual Withdrawal Amount, in effect as of the date that the Contract Value was reduced to zero, or any remaining Guaranteed Minimum Withdrawal Benefit Base, if less.

Remaining minimum withdrawal payments are made on an annual basis in a Contract Year. If the total remaining minimum withdrawals due each Contract Year are less than $100, the remaining payments will be commuted and a lump sum will be paid.

If the remaining minimum withdrawals are based on the Guaranteed Annual Lifetime Withdrawal Amount, such payments will be commuted using the greater of the then currently available single premium immediate annuity factors or the then currently available annuity factors for a single life annuity under the Contract. If the remaining minimum withdrawals are based on the Guaranteed Annual Withdrawal Amount, the remaining Guaranteed Minimum Withdrawal Benefit Base will be paid.

Effect of Required Minimum Distributions on Guaranteed Minimum Withdrawal Benefit — If you have elected required minimum distribution (RMD) withdrawals and your Contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. If the RMD withdrawal is in excess of the Guaranteed Withdrawal Amount, the impact of the RMD withdrawal on the Guaranteed Minimum Withdrawal Benefit Base will be as follows:

Return of Benefit Base Withdrawal Option: The RMD withdrawal will reduce the Guaranteed Minimum Withdrawal Base by the dollar amount of the withdrawal.

Lifetime Withdrawal Option: The RMD withdrawal will not reduce the Lifetime Withdrawal Benefit Base.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date — If the Annuity Date occurs while the rider is in effect, upon your request, you may elect one of the following options:

(a)	Default Annuity Option: Apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	Lifetime Withdrawal Option: Request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

(c)	Return of Benefit Base Withdrawal Option: Request that as of the annuity payment commencement date, the remaining Guaranteed Minimum Withdrawal Benefit Base is paid out in the form of annuity payments. Each year these annuity payments will equal the lesser of the Guaranteed Annual Withdrawal Amount or the remaining Guaranteed Minimum Withdrawal Benefit Base. These annuity payments will be made until the earlier of the death of the Annuitant for Single Life Guarantees, or the death of the survivor of the Annuitant and Joint Annuitant for Joint Life Guarantees or the date that the Guaranteed Minimum Withdrawal Benefit Base is reduced to zero.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Single and Joint Life Guarantees

The Growth & Income Advantage Benefit rider can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Withdrawal Amounts are guaranteed over the lifetime of the Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime Withdrawal Option is not available if withdrawals begin before Actual Age 59 1/2. See “What are the two withdrawal options that I can choose with this rider?” subsection of the “Growth & Income Advantage Benefit Rider” section).

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant under the Lifetime Withdrawal Option, or until the Guaranteed Minimum Withdrawal Benefit Base is depleted under the Return of Benefit Option. (Note that the Lifetime Withdrawal Option is not available if withdrawals begin prior to the younger Annuitant or Joint Annuitant attaining age 59 1/2. See “What are the two withdrawal options that I can choose with this rider?” subsection of the “Growth & Income Advantage Benefit Rider” section). You must specify the Joint Annuitant on your application. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. The Joint Annuitant also must always be the Contract Owner’s primary beneficiary.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee, and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee going forward.

Can I change the Annuitant or Joint Annuitant?

You cannot change the primary Annuitant. However, you may change the Joint Annuitant under the following conditions:

•	If no withdrawals have been taken, the Joint Annuitant can be changed to the Annuitant’s current spouse.

•	If withdrawals have been taken, the Joint Annuitant cannot be changed.

•

If withdrawals have been taken, the Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge, and the Withdrawal Percentage would not change and the payout is based on the single annuitant’s lifetime.

•	If no withdrawals have been taken, the guarantee and the associated Rider Charge convert to a Single Life Guarantee based on the Annuitant’s lifetime.

Death Benefit Enhancement

The Growth & Income Advantage Benefit rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant. This Death Benefit Enhancement is paid only if the Death Benefit Enhancement Benefit Base, described below, is greater than the Standard Death Benefit provided by the Contract. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit Enhancement payable under the rider. This Death Benefit Enhancement is paid upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date:

The Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date, but prior to the first withdrawal:

Equal to the greater of (a) or (b) below, where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and any Purchase Payment Enhancements as applicable;

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of age 80, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

3.	On the date of first withdrawal after the Contract Date:

Equal to the greatest of (a), (b) or (c) below, where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment; and any Purchase Payment Enhancements as applicable;

(2)	is each additional Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of age 80, or age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

(c)	is the Contract Value immediately prior to the first withdrawal.

4.	After the date of first withdrawal:

If and only if there is a step-up of the Withdrawal Benefit Base, the Death Benefit Enhancement Base automatically increases to 100% of the Contract Value until the Annuitant’s attainment of age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees. The Death Benefit Enhancement Base cannot step-up independently of the Withdrawal Benefit Base.

What are the effects of withdrawals on the Death Benefit Enhancement Benefit Base?

If you withdraw less than or equal to the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Withdrawal Amount.

If you withdraw greater than the Guaranteed Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Withdrawal Amount is an Excess Withdrawal. Excess Withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value just before the withdrawal of the Excess Withdrawal.

What are the effects of additional Purchase Payments on the Death Benefit Enhancement Benefit Base?

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Impact of Annuitant’s Death

Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any, and the rider is terminated. However, an eligible Spousal Beneficiary can continue the Contract but not the Growth & Income Advantage Benefit rider.

Joint Life Guarantees

Upon the death of the Annuitant, an eligible spousal beneficiary who is also the primary beneficiary can become the Successor Owner of the Contract and continue the Contract and the Growth & Income Advantage Benefit rider upon Annuitant’s death. If you have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime and pay the Rider Charge for a Single Life Guarantee going forward.

If withdrawals have been taken, the guarantee and the Rider Charge do not change and the annuitant cannot name a new spouse.

The spousal beneficiary also has the option of surrendering the Contract and receiving a Death Benefit equal to the Contract Value as of the date of the Annuitant’s death, and the Contract and rider will terminate.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the owner is alive and steps into ownership upon the death of the owner. In addition, it is important to name a contingent beneficiary in addition to your primary beneficiary.

Impact of Joint Annuitant’s Death for Joint Life Guarantees. If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse as Joint Annuitant.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Standard Death Benefit plus any Death Benefit Enhancement, if applicable is payable to a beneficiary and the rider is terminated.

Can I cancel the Growth & Income Advantage Benefit Rider?

You may cancel the Growth & Income Advantage Benefit rider on or after the fifth contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Growth & Income Advantage Benefit Rider terminate?

This rider will terminate upon the earliest of:

(a)	cancellation of the Growth & Income Advantage Benefit Rider;

(b)	if the Contract Value equals zero and there is no Guaranteed Annual Withdrawal Amount due in future years, no Guaranteed Annual Lifetime Withdrawal Amount due in future years, or no remaining Guaranteed Minimum Withdrawal Benefit Base;

(c)	upon full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	on the date of death of the Annuitant for Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	upon annuitization.

All charges for this rider will cease upon Contract termination.

Purchasing Power Protector Benefit Rider — This version of the Purchasing Power Protector rider applies to policies who elected this rider on or after the date of availability in the State of issue (refer to Appendix B).

For those policies who elected this rider prior to the date of availability in the State of issue, the older version of this rider (refer to Appendix C) will apply.

This rider is not available with new Contracts. If you purchased your Contract prior to February 7, 2011, you may have purchased a Purchasing Power Protector Benefit rider which includes the following enhancements to your Contract:

1)	Purchasing Power Protector Benefit — The Purchasing Power Protector Benefit permits the Annuitant or Joint Annuitants, if applicable, to receive annual minimum payments adjusted for inflation regardless of the Contract Value during the Annuitant’s lifetime or Joint Annuitant’s lifetime (in case of a Joint Life Guarantee).

2)	Death Benefit Enhancement — The Company will pay to a beneficiary upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant a death benefit enhancement in addition to the death benefit provided in your Contract.

How do I elect the Purchasing Power Protector Benefit Rider?

For an additional charge, you may purchase the Purchasing Power Protector Benefit rider at the time of purchase of your Contract. The Rider Effective Date is the Contract Date. This rider may not be added after you purchase your Contract and may not be selected if you intend to purchase any of the other available Living Benefit or Death Benefit Riders. This rider can be purchased on a single or a joint life basis. The joint life basis permits Joint Annuitants, but does not allow joint ownership of the contract. You may elect the rider only if the Annuitant (if a Single Life Guarantee) or the younger of the Annuitant and the Joint Annuitant (if a Joint Life Guarantee) is at least 35 years old and is not older than 80 on the Contract Date. (Issue age is determined by Age Nearest Birthday.)

Important information to note about the Purchasing Power Protector Benefit Rider:

–	At the present time, there are no investment allocation restrictions required for this rider. However, the Company reserves the right to impose certain investment allocation restrictions in the future. If the Company requires an asset allocation program in the future, the restrictions may apply to in-force and/or new contracts, upon the Company’s discretion.

–	The Contract Rider Charges are non-refundable, whether or not you have taken withdrawals while the rider is in effect.

–	All withdrawals, including the withdrawals made while the rider is in effect, reduce your Contract Value and death benefit.

–	Once you elect this rider, any withdrawal will be subject to the terms of the rider. This includes the free-withdrawal amount.

–	If the Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the prospectus for details) and any other applicable charges.

–	The rider may not be added after you purchase your Contract or in combination with any other riders.

–	If the Age Actual of the Annuitant or younger of the Annuitant or Joint Annuitant, if applicable, at first withdrawal is less than 59 1/2, no inflation adjustment will be made.

–	The Enhanced Death Benefit available as part of the Purchasing Power Protector Benefit rider is different from the optional Death Benefit riders offered.

What is the Guaranteed Annual Lifetime Withdrawal Amount?

If this rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if applicable, can withdraw an amount annually as long as the Annuitant or either of the Joint Annuitants, if applicable is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount. The Guaranteed Annual Lifetime Withdrawal Amount is determined by multiplying the Lifetime Withdrawal Benefit Base (“Withdrawal Base”) by the Guaranteed Annual Lifetime Withdrawal Percentage. For a Single Life Guarantee, the Withdrawal Percentage is based on the Age Actual of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the Age Actual of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. The Guaranteed Annual Lifetime Withdrawal Percentage is 4% if the Age Actual at the time of the first withdrawal is less than 64 1/2. The Guaranteed Annual Lifetime Withdrawal Percentage is 5% if the Age Actual at the time of the first withdrawal is greater than or equal to 64 1/2. Any change in the Withdrawal Base will also change the Guaranteed Annual Lifetime Withdrawal Amount.

For policies issued prior to February 1, 2010, the Guaranteed Annual Lifetime Withdrawal Percentage is 5% for all ages.

What if I withdraw less than the Guaranteed Annual Lifetime Withdrawal Amount?

You may take withdrawals equal to or less than the Guaranteed Annual Lifetime Withdrawal Amount during each Contract Year. If you elect to take less than or none of the Guaranteed Annual Lifetime Withdrawal Amount in any given Contract Year, the Guaranteed Annual Lifetime Withdrawal Amount is not increased in subsequent Contract Years for the amount not taken. You cannot carry over any unused Guaranteed Annual Lifetime Withdrawal Amounts to any future Contract Years.

Example #1:  Suppose that the Guaranteed Annual Lifetime Withdrawal Amount is $1,000 and you withdraw $500 during the current Contract Year. The Guaranteed Annual Lifetime Withdrawal Amount will not increase by $500 in the next Contract Year.

If the Guaranteed Annual Lifetime Withdrawal Amount is greater than the free withdrawal amount, we will apply contingent deferred sales charges (See “Contingent Deferred Sales Charge” section of the Prospectus for details) and any other applicable charges.

What if I withdraw more than the Guaranteed Annual Lifetime Withdrawal Amount?

Each Contract Year, you may withdraw more than the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of the withdrawal request. Any portion of a withdrawal that causes cumulative withdrawals in a given Contract Year to exceed the Guaranteed Annual Lifetime Withdrawal Amount is referred to as an Excess Withdrawal. An Excess Withdrawal could significantly reduce your Withdrawal Base by more than your actual Excess Withdrawal amount. Excess Withdrawals will also reduce the amount of the future Guaranteed Annual Lifetime Withdrawal Amount.

How is the Withdrawal Base determined?

The Withdrawal Base is used to calculate the Guaranteed Annual Lifetime Withdrawal Amount and determine the rider charge. Please note that if the Withdrawal Base increases, the Guaranteed Annual Lifetime Withdrawal Amount and the rider charge will increase. It is also important to note that the Withdrawal Base does not establish or guarantee a Contract Value, Surrender Value or any kind of death benefit.

The value of the Withdrawal Base depends upon when you take your first withdrawal.

(1)	On the Contract Date:

On the Contract Date, the Withdrawal Base is equal to the Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

(2)	After the Contract Date but prior to the date of first withdrawal:

The Withdrawal Base is equal to the greater of (a) or (b), where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment;

(2)	is each Purchase Payment received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary date before the date of first withdrawal.

(3)	On the date of first withdrawal:

The Withdrawal Base is equal to the greatest of (a) or (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal;

(b)	is the sum of (1) plus (2), where;

(1)	is the Initial Purchase Payment; and

(2)	is each Purchase Payment received after the Contract Date; and

(c)	is the highest Contract Value on any Contract Anniversary date before the date of first withdrawal.

(4)	After the first withdrawal after the Contract Date

Inflation Adjustment — The Company credits an automatic inflation adjustment to the Withdrawal Base following the first withdrawal, if the Age Actual of the Annuitant or the younger of the Annuitant and Joint Annuitant, if applicable is greater than or equal to 59 1/2. The inflation adjustment is only made when it is greater than 0.0% and there is no upper limit to the inflation adjustment. Please note that the Withdrawal Base will NOT be adjusted for inflation, if the Age Actual of the Annuitant or the younger of the Annuitant and Joint Annuitant is less than 59 1/2 at the time of the first withdrawal. This is in effect even after the Annuitant or the younger of the Annuitant and Joint Annuitant has reached Age Actual of 59 1/2.

The inflation adjustment is made on each contract anniversary after the first withdrawal and equals (a) multiplied by (b), where:

(a)	is the current CPI Factor; and

(b)	is the average monthly value of the Withdrawal Base throughout the Contract Year.

CPI Factor — The CPI Factor equals the ratio of (a) to (b), where:

(a)	is the greater of 0 and the difference between (1) and (2), where:

(1)	is the Consumer Price Index for All Urban Consumers (“CPI-U”) released in the previous month; and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The CPI-U is published monthly by the United States Department of Labor on a one month lag. If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

The CPI Factor applicable to your Contract on your Contract Anniversary is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula above such that the CPI Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U from the month of January of the current year and the CPI-U from the month of January of the prior year for (1) and (2) under (a) above.

If you take the first withdrawal between contract anniversaries, the Company will calculate the CPI Factor for the partial year between the date of the first withdrawal and the following contract anniversary.

Automatic Annual Step-Up

On each contract anniversary following the first withdrawal, if the Contract Value is greater than the Withdrawal Base, then the Withdrawal Base will automatically be increased to the Contract Value. The Guaranteed Annual Lifetime Withdrawal Amount will increase by the same percentage as the Withdrawal Base.

The Withdrawal Base at any Contract Anniversary following the first withdrawal will be the greater of (1) or (2), where:

(1)	is the average monthly value of the Withdrawal Base throughout the Contract Year multiplied by the CPI Factor; and

(2)	is the Withdrawal Base after a step-up, if any, on the contract anniversary

Any additional purchase payments made after the date of first withdrawal will be added dollar for dollar to the Withdrawal Base.

Effect of Withdrawals on the Withdrawal Base

If your total withdrawals in a Contract Year do not exceed the Guaranteed Annual Lifetime Withdrawal Amount, the Withdrawal Base will not be reduced. It remains equal to the Withdrawal Base just prior to the withdrawal. However, if the total withdrawals in a Contract Year exceed the Guaranteed Annual Lifetime Withdrawal Amount, the Withdrawal Base is reduced. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

(a)	is the Withdrawal Base just prior to the Excess Withdrawal; and

(b)	is the Contract Value just prior to the Excess Withdrawal.

Effect of Required Minimum Distributions (RMD) on Guaranteed Annual Lifetime Withdrawal Amount

If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. An RMD withdrawal will not reduce the Withdrawal Base if the required amount exceeds the Guaranteed Annual Lifetime Withdrawal Amount.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Benefit Available on Annuity Date

If the Annuity Date occurs while the rider is in effect, upon your request, you may elect one of the following options:

(a)	apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract; or

(b)	request that as of the annuity payment commencement date, annuity payments are made each year equal to the Guaranteed Annual Lifetime Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees.

Our Administrative Office must receive a written notice at least 30 days prior to the current Annuity Date. If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

What if the Contract Value is reduced to zero?

If the Contract Value is reduced to zero and the Withdrawal Base is greater than zero, any Remaining Payments under the Purchasing Power Protector Benefit rider will be made on an annual basis in a Contract Year. In this situation, no additional Purchase Payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Purchasing Power Protector Benefit Payments.

If the Contract Value is reduced to zero in a Contract Year and there is any Guaranteed Annual Lifetime Withdrawal Amount due for that year, the Contract Owner will receive any Remaining Payment, as of the date the Contract Value is reduced to zero.

If the Remaining Payments due each Contract Year are less than $100, the Remaining Payments will be commuted and a lump sum will be paid.

Single and Joint Life Guarantees

The Purchasing Power Protector Benefit can be purchased on a single or a joint life basis. Under a Single Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant. You need not specify a Joint Annuitant in the Contract Specifications at the time of issue of the Single Life Guarantee.

Under a Joint Life Guarantee, the Guaranteed Annual Lifetime Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. You must specify the Joint Annuitant in the Contract Specifications at the time of issue of the Joint Life Guarantee. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date and the spousal Joint Annuitant must always be the Contract Owner’s primary beneficiary unless the rider is changed to a Single Life Guarantee before withdrawals have begun.

Can I convert a Single Life Guarantee to a Joint Life Guarantee and vice-versa?

You cannot convert a Single Life Guarantee to a Joint Life Guarantee.

If you have a Joint Life Guarantee and have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee and pay the Rider Charge for a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant’s current spouse, if no withdrawals have been taken.

If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be removed from the Contract, but the charge for the rider would remain at the Joint Life Guarantee charge.

Death Benefit Enhancement

The Purchasing Power Protector rider has a Death Benefit that is payable prior to the Annuity Date upon the Annuitant’s death or the last death of the Annuitant and Joint Annuitant only if the Death Benefit Enhancement Benefit Base is greater than the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The amount by which the Enhanced Death Benefit Base exceeds the death benefit provided in your Contract is called the Death Benefit Enhancement. This amount cannot be less than zero or greater than $1,000,000. There is no additional charge for the Death Benefit enhancement payable under the rider. Upon receipt of due proof of Annuitant death or the last death of the Annuitant and Joint Annuitant and the necessary forms to make payment to a beneficiary, the Company will pay the Death Benefit Enhancement in addition to the death benefit provided in your Contract.

Death Benefit Enhancement Benefit Base

The value of the Death Benefit Enhancement Benefit Base depends upon when you make your first withdrawal.

The Death Benefit Enhancement Benefit Base equals:

1.	On the Contract Date

On the Contract Date, the Death Benefit Enhancement Benefit Base is the Initial Purchase Payment received plus any Purchase Payment Enhancement, if applicable;

2.	After the Contract Date but prior to the first withdrawal

The Death Benefit Enhancement Benefit Base is equal to the greater of (a) or (b), where:

(a)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment and any Purchase Payment Enhancement, if applicable and

(2)	is each additional Purchase Payment and any Purchase Payment Enhancement received after the Contract Date; and

(b)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of Age 80, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

3.	On the date of first withdrawal after the Contract Date

The Benefit Base is the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, immediately prior to the first withdrawal; and

(b)	is the sum of (1) plus (2), where,

(1)	is the Initial Purchase Payment and any purchase Payment Enhancement, if applicable and

(2)	is each additional Purchase Payment and any Purchase Payment Enhancement, if applicable, received after the Contract Date; and

(c)	is the highest Contract Value on any Contract Anniversary Date before the date of first withdrawal until the Annuitant’s attainment of Age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant for Joint Life Guarantees.

4.	After the date of first withdrawal

If and only if there is a step-up of the Withdrawal Base, the Death Benefit Enhancement Benefit Base automatically increases to 100% of the Contract Anniversary Value until the Annuitant’s attainment of Age 80 for Single Life Guarantees, or Age 80 of the younger of the Annuitant and the Joint Annuitant, if applicable for Joint Life Guarantees. The Death Benefit Enhancement Benefit Base cannot step-up independently of the Withdrawal Base.

Effect of Withdrawals on the Death Benefit Enhancement Benefit Base

If you withdraw less than or equal to the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of request during each Contract Year, the Death Benefit Enhancement Benefit Base is reduced by the dollar amount of the withdrawal. This is the case even when RMD withdrawals exceed the Guaranteed Annual Lifetime Withdrawal Amount. Note that the Guaranteed Minimum Withdrawal Base is not reduced by the amount of this withdrawal but the Death Benefit Enhancement Benefit Base is.

If you withdraw greater than the Guaranteed Annual Lifetime Withdrawal Amount in effect at the time of request during each Contract Year, then the amount that is in excess of the Guaranteed Annual Lifetime Withdrawal Amount is an Excess Withdrawal. Excess withdrawals reduce the Death Benefit Enhancement Benefit Base. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b), where:

(a)	is the Death Benefit Enhancement Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

If you make any Purchase Payments after the date of the first withdrawal, the Death Benefit Enhancement Benefit Base will be increased on a dollar-for-dollar basis.

Impact of Annuitant’s Death

1.	Single Life Guarantees

Upon the death of the Annuitant, the Company will pay the beneficiary the Standard Death Benefit under the Contract and the Death Benefit Enhancement, if any and the rider is terminated. An eligible Spousal Beneficiary, however can continue the Contract but not the Purchasing Power Protector Benefit rider.

2.	Joint Life Guarantees

Upon the Annuitant’s death, an eligible spousal beneficiary who is also the primary beneficiary can become the Successor Owner of the Contract and continue the Contract and the Purchasing Power Protector Benefit rider upon Annuitant’s death.

The spousal beneficiary also has the option of surrendering the Contract and receiving a Death Benefit equal to the Contract Value as of the date of the Annuitant’s death.

If you have not taken any withdrawals, you can change a Joint Life Guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime and pay the Rider Charge for a Single Life Guarantee going forward.

If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees

If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company, to convert the guarantee, and the associated Rider Charge, to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee and the Rider Charge do not change and the Annuitant cannot name a new spouse.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a beneficiary and the rider is terminated.

For information on the cost of this package of enhancements, see What Charges Do I Pay? in this prospectus.

Can I cancel the Purchasing Power Protector Benefit Rider?

You may cancel the Purchasing Power Protector Benefit rider on or after the third contract anniversary effective on the contract anniversary immediately following receipt by the Company of a written cancellation request by the Contract Owner.

When will the Purchasing Power Protector Benefit Rider terminate?

This rider will terminate upon the earliest of:

(a)	cancellation of the Purchasing Power Protector Benefit rider;

(b)	the Contract Value equals zero and there is no Guaranteed Annual Lifetime Withdrawal Amount due in future years;

(c)	full surrender of the Contract;

(d)	the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	the date of death of the Annuitant for Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	annuitization.

All charges for this rider will cease upon Contract termination.

Deferment of Payments and Transfers

We reserve the right to defer a withdrawal, a transfer of Contract Value, or annuity payments funded by the Separate Account if: (a) the NYSE is closed (other than customary weekend and holiday closings); (b) trading on the NYSE is restricted; (c) an emergency exists that makes it impractical for us to dispose of securities held in the Separate Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of investors. Conditions described in (b) and (c) will be decided by, or in accordance with rules of, the Commission.

What Charges Do I Pay?

The following discussion explains the Contract charges that you pay. You also pay expenses of the Funds that you select as investment options in the Separate Account. See the prospectuses of the Funds for information on Fund expenses.

Administration Charges.  These charges reimburse us for administering the Contract and the Separate Account.

•

We deduct from your Variable Account Value an annual contract administration charge that is the lesser of $40 or 2% of your Variable Account Value on the deduction date, the last day of your contract year. This charge will also be deducted if the Variable Account Value is withdrawn or transferred in full on a date other than the deduction date. You will not pay this charge if your Variable Account Value is more than $100,000 on the deduction date. To pay this charge, we cancel Accumulation Units credited to your Contract, pro rata among the Subaccounts in which you invest.

•	We deduct from the net asset value of the Separate Account a daily administration charge that currently is, and will not exceed an effective annual rate of 0.15%.

For transfers among investment options other than dollar cost averaging and automatic rebalancing, we reserve the right to charge for making the transfer, although we have no present intention of doing so.

Mortality and Expense Risk Charge.  We deduct from the net asset value of the Separate Account a daily mortality and expense risk charge that currently is, and will not exceed, an effective annual rate of 1.25%. This charge compensates us for the mortality-related guarantees we make under the Contract (e.g., the death benefit and the guarantee that the annuity factors will never be decreased even if mortality experience is substantially different than originally assumed), and for the risk that our administration charges will be insufficient to cover administration expenses over the life of the Contracts. The mortality and expense risk charge is paid during both the accumulation and variable annuity payout phases of the Contract.

Contingent Deferred Sales Charge.  This charge pays for our sales expenses. Sales expenses that are not covered by the deferred sales charge are paid from the surplus of the Company, which may include proceeds from the mortality and expense risk charge.

You pay this charge only if you withdraw a purchase payment within nine years of the effective date of payment. This charge does not apply to earnings or purchase payment enhancements. We will apply the following schedule of contingent deferred sales charges to all withdrawals of purchase payments (including withdrawals of amounts attributable to the Guaranteed Minimum Withdrawal Benefit and Purchasing Power Protector Benefit), which are not free withdrawals as described in the next subsection.

Year After Purchase Payment In Which Withdrawal Is Made	Applicable Charge
First	8%
Second	8%
Third	8%
Fourth	8%
Fifth	7%
Sixth	6%
Seventh	5%
Eighth	3%
Ninth	3%
Tenth and thereafter	0%

Purchase payments will be treated as withdrawn on a first-in, first-out basis, and will be treated as withdrawn before gains from market appreciation or interest. However, for Contracts sold to certain charitable remainder trusts, any gains will be treated as withdrawn before the withdrawal of purchase payments.

The contingent deferred sales charge may be reduced on Contracts sold to a trustee, employer or similar party pursuant to a retirement plan or to a group of individuals, if such sales are expected to involve reduced sales or other expenses. The amount of reduction will depend upon such factors as the size of the group, any prior or existing relationship with the purchaser or group, the total amount of purchase payments and other relevant factors that might tend to reduce expenses incurred in connection with such sales. The reduction will not unfairly discriminate against any Contract Owner.

Free Withdrawals.  The following withdrawals may be made free of the contingent deferred sales charge.

Nine Year-Old Purchase Payments.  You may withdraw any purchase payment that was made more than nine years before the withdrawal without incurring a contingent deferred sales charge.

Annual Withdrawals of 15% of Purchase Payments.  On the last day of the first Contract Year and once each Contract Year thereafter, you may withdraw an amount (the “Free Withdrawal Amount”), without incurring a contingent deferred sales charge, up to 15% of total purchase payments as of the date of the request. You may take a free withdrawal on a single sum basis or systematically, but not both. The Free Withdrawal Amount will be applied to purchase payments on a first-in, first-out basis. With respect to any withdrawal in excess of the free withdrawal limit in a Contract Year, the contingent deferred sales charge schedule set forth above will apply to the remainder of the purchase payments so withdrawn on a first-in, first-out basis. This free withdrawal applies only to the first withdrawal request made in a Contract Year and the amount is not cumulative from year to year.

Medically Related Withdrawal.  Subject to state law, after the first Contract Year and before the Annuity Date, you may withdraw, without incurring a contingent deferred sales charge, all or part of your Contract Value (up to a maximum of $500,000) if certain medically related contingencies occur. This free withdrawal is available if you are (1) first confined in a nursing home or hospital while this Contract is in force and remain confined for at least 90 days in a row, or (2) first diagnosed as having a fatal illness (an illness expected to result in death within 2 years for 80% of diagnosed cases) while this Contract is in force. The precise terms and conditions of this benefit are set forth in the Contract. It is not available if your age at issue is greater than 75. The medically related contingencies that must be met for free withdrawal vary in some states.

Disability Related Withdrawal.  You may withdraw at any time, without incurring a contingent deferred sales charge, part or all of your Contract Value if (1) you (you or the Annuitant for qualified contracts) are then disabled as defined in Section 72(m)(7) of the Internal Revenue Code and as applied under the Social Security Act, and (2) the disability began after the Contract Date, and (3) the disability has continued without interruption for four months.

Required Minimum Distributions.  There is no contingent deferred sales charge imposed upon Required Minimum Distributions under qualified contracts which are required by the Code1 even if this amount exceeds the Free Withdrawal Amount. Required Minimum Distributions reduce the Free Withdrawal Amount during the Contract Year. During any given contract year, you are entitled to receive either the Required Minimum Distribution Amount or the entire Free Withdrawal Amount free of Contingent Deferred Sales Charge, not both. Additional withdrawals taken in the same contract year as your RMD payments will be subject to any applicable Contingent Deferred Sales Charge.

Contract Rider Charges.  You may elect to purchase optional contract riders to increase the benefits paid under your Contract. If you purchase any optional contract riders, the charges for which are deducted

[1]	If your purchase of an Enhanced Credit Variable Annuity is made through a qualified IRA rollover you must satisfy the required distribution for the current calendar year before initiating the exchange. Contingent deferred sales charge in the first contract year will only be waived if required minimum distribution is taken on the last day of the contract year.

annually, and make a full surrender of your Contract before the costs for these optional contract riders have been deducted, your Contract Value will be reduced by the accrued costs of the optional contract riders, plus any applicable surrender charge. In addition, upon payment of the Death Benefit associated with the contract, the Death Benefit payable will be reduced by the accrued costs of the optional contract riders.

Optional Step-Up Plus Death Benefit Enhancement Rider.  We will calculate a charge on the first day of each calendar month but only if the Death Benefit Enhancement is greater than zero on that day. The monthly charges will be accumulated during a Contract Year and deducted on the last day of each contract year. In addition, we will deduct any uncollected rider charges on the date we pay the death benefit under your Contract, the date you elect to begin taking annuity payments or the date you surrender your Contract.

The charge for any month will be the rate from the tables shown below based on the attained age of the Annuitant as of the prior contract anniversary multiplied by the Death Benefit Enhancement. There is no charge for any month if cumulative prior performance has been positive and there is no Death Benefit Enhancement payable.

We will deduct the charge by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Subaccounts comprising the Variable Account Value.

Attained Age	Monthly Charge per $1,000 of Benefit
Less than 40	$0.208
40-44	0.208
45-49	0.333
50-54	0.458
55-59	0.708
60-64	1.083
65-69	1.667
70-74	2.708
75-79	4.250
80-84	7.083
85-89	11.000
90-94	17.292

Estate Enhancement Death Benefit Rider.  For Annuitants who are 60 years of age or less at date of issue, the current charge for the rider is 0.15% of the average Variable Account Value and Fixed Account Value. For Annuitants between the age of 61 and 70, the current charge is 0.25% and for Annuitants between the age of 71 and 80, the current charge is 0.55%. The guaranteed maximum charge that we may make for this rider for issue ages of 60 years or less, issues ages between 61 and 70, and issue ages between 71 and 80 are 0.20%, 0.30% and 0.60%, respectively.

The charge will be made on the last day of each contract year and at any time the Variable Account Value is withdrawn or transferred in full. The charge will be deducted by canceling Accumulation Units credited to your Contract, with the charge allocated pro rata among the Subaccounts comprising the Variable Account Value.

Guaranteed Minimum Accumulation Benefit Rider.  The rider charge for this benefit, to be assessed annually, will be a percentage of the monthly Contract Value that is allocated to the variable sub-accounts. Effective May 4, 2009, the current effective annual charge for this agreement is 0.60% and may not be increased beyond the maximum of 1.00%. If a Step-Up Benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit. We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009, the current effective annual charge for this agreement remains at 0.50%. of the monthly Contract Value and may not be increased beyond the maximum of 1.00%.

Growth and Income Protector Rider.  The rider charge for this package of enhancements, to be assessed annually, will be a percentage of the monthly average Contract Value that is allocated to the variable sub-accounts and will be deducted from the Contract Value on the Contract Anniversary. Effective May 4, 2009, the current effective annual charge for this agreement is 0.90% for a Single Life Guarantee and 1.00% for a Joint Life Guarantee, and may not be increased beyond the maximum of 1.00%. If a step-up benefit is elected, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing such benefit. We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009 but after March 31, 2009, the current effective annual charge for this agreement remains at 0.85% of monthly average Contract Value for a Single Life Guarantee and 0.95% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement remains at 0.65% of monthly average Contract Value for a Single Life Guarantee and 0.85% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

Growth and Income Advantage Benefit Rider.  The rider charge for this package of enhancements, to be assessed annually, will be a percentage of the monthly average Contract Value that is allocated to the variable sub-accounts and will be deducted from the Contract Value on the Contract Anniversary. Effective April 1, 2009 the current effective annual charge for the rider is 0.90% of monthly average Contract Value for a Single Life Guarantee and 1.00% of monthly average Contract Value for a Joint Life Guarantee and neither may be increased beyond a maximum of 1.00%.

If an automatic step-up in the Withdrawal Base is scheduled to occur, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing this rider. The Contract Owner can opt out of any future rider charge increases by sending, at least 30 days prior to a contract anniversary, a written request to the Company to do so. No future increases in the current charge for the rider will be made and all future Automatic Annual Step-Ups will be suspended.

The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent contract anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following contract anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the maximum Rider Charge of 1.00%.

We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement is 0.70%. of monthly average Contract Value for a Single Life Guarantee and 0.90% of monthly average Contract Value for a Joint Life Guarantee and may not be increased beyond the maximum of 1.00%.

Purchasing Power Protector Benefit.  On an annual basis the Rider Charge will be a percentage of the monthly average of the Withdrawal Base and will be deducted from the Contract Value. The Rider Charge will be deducted annually on each Contract Anniversary until the Annuity Date. Effective May 4, 2009, the current effective annual charge for the rider is 1.15% of monthly average Withdrawal Base for a Single Life Guarantee and 1.25% of monthly average Withdrawal Base for a Joint Life Guarantee and neither may be increased beyond a maximum of 1.25%.

If an automatic step-up in the Withdrawal Base is scheduled to occur, the monthly charge may be increased, but not above the then current charge applicable to the class of Contract Owners then electing this rider. The Contract Owner can opt out of any future rider charge increases by sending, at least 30 days prior to a contract anniversary, a written request to the Company to do so. No future increases in the current charge for the rider will be made and all future Automatic Annual Step-Ups will be suspended.

The Contract Owner may send a written request to the Company, at least 30 days prior to a subsequent contract anniversary, to reinstate the Automatic Annual Step-Ups of the Withdrawal Base. The reinstatement will be effective on the following contract anniversary. Future current charges will be the same as the charges applied to the class of Contract Owners electing the benefit at that time, not to exceed the Maximum Rider Charge of 1.25%.

We will deduct any accrued, but uncollected rider charges on the date you surrender your Contract or upon your death as of the date of surrender or death. No rider charge will be imposed upon annuitization.

If you elected to participate in this rider prior to May 4, 2009 but after March 31, 2009, the current effective annual charge for this agreement remains at 0.95%. of monthly average Withdrawal Base for a Single Life Guarantee and 1.05% of monthly average Withdrawal Base for a Joint Life Guarantee and may not be increased beyond the maximum of 1.25%.

If you elected to participate in this rider prior to April 1, 2009, the current effective annual charge for this agreement remains at 0.65% of monthly average Withdrawal Base for a Single Life Guarantee and 0.85% of monthly average Withdrawal Base for a Joint Life Guarantee and may not be increased beyond the maximum of 1.25%.

Underlying Fund Charges.  The Funds assess fees and charges that you pay indirectly through your investment subaccount. For more information about these fees see EXPENSES in this prospectus and the fee table in a Fund’s prospectus.

Premium Taxes.  Some states and municipalities impose premium taxes on purchase payments received by insurance companies. Generally, any premium taxes payable will be deducted upon annuitization, although we reserve the right to deduct such taxes when due in jurisdictions that impose such taxes on purchase payments. Currently, state premium taxes on purchase payments range from 0% to 3 1/2%.

The Company or an affiliate may receive asset-based compensation from the Funds’ advisors or their affiliates for, among other things, customer service and recordkeeping services with respect to those assets. These payments are not charges under your Contract and do not increase the Underlying Fund or Contract charges described in this section or in the fee table.

MORE INFORMATION ABOUT THE FIXED INTEREST ACCOUNT

General Information

If you participate in our dollar cost averaging program, you may allocate money to either our Six Month Dollar Cost Averaging Account or our Twelve Month Dollar Cost Averaging Account. Amounts may be only allocated to one of the dollar cost averaging accounts. The interest rate that you earn is set at the time that you invest and will not vary during the period you selected. The rate will never be less than 3%, unless applicable law permits a reduction. If you stop dollar cost averaging before your money has been in either account for the full six month or twelve month term, your money will be transferred to the Money Market Subaccount unless you specify a different investment option. The One Year Fixed Interest Account is not available to Contracts issued on or after August 11, 2003.

FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of some federal income tax considerations generally applicable to Contracts owned by natural persons. This general summary of federal income tax does not address every issue that may affect you. It is based on the law in effect on the date of this prospectus, which may change, and does not address state or local tax laws. For further information, you should consult qualified tax counsel.

You pay no federal income tax on increases in the value of your Contract until money is distributed to you or your Beneficiary as a withdrawal, death benefit or an annuity payment.

Same sex marriages that are recognized as marriages under the law of the jurisdiction in which the marriage occurred are so recognized under federal law and will be afforded the same tax treatment and spousal annuity provisions. However, the IRS currently takes the position that relationships such as civil unions and domestic partnerships that are not recognized as marriages under applicable state (or foreign) law are not recognized as marriages for federal tax purposes. Please consult a tax or legal advisor for details and up-to-date information.

Withdrawals and Death Benefits.  You may pay tax on a withdrawal, and your Beneficiary may pay tax on a death benefit. These payments generally will be taxable to the extent the cash value of your Contract exceeds your investment in the Contract. Ordinary income tax rates apply. If you designate a Beneficiary who is either your grandchild or more than 37 1/2 years younger than you, you may be subject to the Generation Skipping Transfer Tax under Section 2601 of the Code.

In the case of a nonqualified Contract and death of an Annuitant who was not the Contract Owner, an election to receive the death benefit in the form of annuity payment must be made within 60 days. If such election is not made, the gain from the Contract will generally be taxed as a lump sum payment, as described in the preceding paragraph.

Annuity Payments.  The non-taxable portion of an annuity payment generally is determined by multiplying the payment by the ratio of the investment in the Contract (as adjusted for any refund feature) to the expected return under the Contract. The remaining portion is taxed at ordinary income tax rates. Once you have recovered the investment in the Contract, further annuity payments are taxable at ordinary income tax rates.

Subject to certain exceptions, a Contract must be held by or on behalf of a natural person in order to be treated as an annuity contract under federal income tax law and to be accorded the tax treatment described in the preceding paragraphs. If a Contract is not treated as an annuity contract for federal income tax purposes, the income on the Contract is treated as ordinary income received or accrued by the Contract Owner during the taxable year.

If your nonqualified Contract contains a Guaranteed Minimum Withdrawal Benefit Rider, certain rules may apply. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement or income (payout) phase may be taxed as either withdrawals or annuities. In view of this uncertainty, we intend to adopt a conservative approach and treat guaranteed minimum withdrawal payments during the settlement phase under nonqualified Contracts as withdrawals. Consult a tax advisor before purchasing a Guaranteed Minimum Withdrawal Benefit Rider or option.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities that are includable in gross income are considered net investment income. Income from annuities that are part of a qualified retirement plan are not treated as investment income for the purpose of this tax but may be includible for purposes of determining whether the applicable income limits are exceeded for purposes of this tax.

Early Withdrawals.  An additional income tax of 10% may be imposed on the taxable portion of an early withdrawal or distribution unless one of several exceptions apply. Generally, there will be no additional income tax on:

•

early withdrawals that are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a Beneficiary;

•	withdrawals made on or after age 59 1/2;

•	distributions made on or after death; or

•	withdrawals attributable to disability, as determined under the Code.

If you receive systematic payments that you intend to qualify for the “substantial equal periodic payments” exception described above, any modification (except due to death or disability) to your systematic payments before the age of 59 1/2 or within five years after the beginning of those payments, whichever is later, will result in the retroactive imposition of the 10% additional income tax and an interest charge.

Multiple Contracts.  All nonqualified Contracts that are issued by Penn Mutual to the same Contract Owner during any calendar year are treated as one annuity for purposes of determining the amount includable in such Contract Owner’s taxable income when a taxable distribution (other than an annuity payment) occurs. A Nonqualified Contract is generally a Contract that does not qualify for favorable tax treatment as a qualified plan (described in more detail below), individual retirement annuity (“IRA”), Roth IRA, Simplified Employee Pension IRA, or tax-sheltered annuity.

Transfers.  You may pay tax if you transfer your Contract to someone else. If the transfer is for less than adequate consideration, the taxable portion would be the Contract Value at the time of transfer over the investment in the Contract at such time. This rule does not apply to transfers between spouses or to transfers incident to a divorce.

Separate Account Diversification.  Section 817(h) of the Code provides that the investments of a separate account in which a Contract invests (underlying a variable annuity contract which is not purchased under a qualified retirement plan or certain other types of plans or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be “adequately diversified” in order for the Contract to be treated as an annuity contract for tax purposes. The Treasury Department has issued regulations prescribing such diversification requirements. The funds in which each Subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each Subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the Subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that each Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement. The requirements are briefly discussed in the accompanying prospectuses for the underlying funds.

The Treasury Department has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If a variable contract owner is treated as owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income. The Treasury Department has indicated that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular Subaccounts without being treated as owners of the underlying shares. No such regulations have been issued to date. The Internal Revenue Service has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a contract being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under your Contract are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that contract owners were not owners of the subaccount assets. Although we do not believe this to be the case, these differences could result in Contract owners being treated as the owners of the assets of the Subaccounts under the Contract. We, therefore, reserve the right to modify the Contract as necessary to attempt to prevent the owners of the Contract from being considered the owners of a pro rata share of the assets of the Subaccounts under the Contract. It is possible that if regulations or additional rulings are issued, the Contracts may need to be modified to comply with them.

Qualified Plans.  The Contracts may be used in connection with certain retirement plans that qualify for special tax treatment under the Code. The plans include rollover individual retirement annuities qualified under Section 408(b) of the Code (referred to as IRAs) and certain tax deferred annuities qualified under Section 403(b) of the Code. Qualified Contracts have special provisions in order to be treated as qualified under the Code.

For some types of qualified retirement plans, there may be no cost basis in the Contract. In this case, the total payments received may be taxable. Before purchasing a Contract under a qualified retirement plan, the tax consequences of purchasing such a Contract should be considered.

Distribution must generally commence from individual retirement annuities and from Contracts qualified under Section 403(b) no later than the April 1 following the calendar year in which the Contract Owner attains age 70 1/2. Failure to make such required minimum distributions may result in a 50% tax on the amount of the required distribution.

If your qualified Contract contains a Guaranteed Minimum Withdrawal Benefit Rider, certain rules may apply. If you elect a guaranteed minimum withdrawal benefit and your minimum required distribution amount exceeds your guaranteed withdrawal amount, you will have to withdraw more than the guaranteed withdrawal amount to avoid imposition of a 50% excise tax. It is not clear whether guaranteed minimum withdrawal benefit payments made during the settlement phase will be taxed as withdrawals or as annuity payments. In view of this uncertainty, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the Contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the Guaranteed Minimum Withdrawal Benefit Rider itself.

Withholding.  Generally, for purposes of a nonqualified annuity or rollover IRA qualified under Section 408(b), unless the Contract Owner elects to the contrary and properly notifies the Company of that election, any amounts that are received under the Contract that the Company believes are includable in gross income for tax purposes will be subject to mandatory withholding to meet federal income tax obligations. The same treatment will apply to distributions from a Section 403(b) annuity that are payable as an annuity for the life or life expectancy of one or more individuals, or for a period of at least 10 years, or are required minimum distributions. Other distributions from a qualified plan or a Section 403(b) annuity are subject to mandatory withholding, unless an election is made to receive the distribution as a direct rollover to another eligible retirement plan.

This general summary of federal income tax considerations does not address every issue that may affect you. You should consult qualified tax counsel.

OTHER INFORMATION

Cyber Security.  We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, the underlying funds, the principal underwriter and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of policy transactions, including the processing of orders with the underlying funds; cause the release and possible destruction of confidential customer or business information; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.

Abandoned Property.  Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your contract and other information on file with us up to date, including the names, contact and identifying information for owners, insureds, annuitants, beneficiaries and other payees.

Anti-Money Laundering.  Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for surrenders (either full or partial), or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your Contract to government agencies or departments.

Legal Proceedings.  We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, Inc. (“HTK”) to act as principal underwriter for the distribution and sale of the Contracts. HTK is a wholly owned subsidiary of Penn Mutual and is located at 600 Dresher Road, Suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Contracts through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Contracts through their sales representatives. HTK is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose registered representatives are authorized by state insurance and securities departments to solicit applications for the Contracts. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Premium-based commissions on purchase payments made under the Contract will not exceed 5 1/2%.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Penn Mutual a “preferred” status at the recipient broker-dealer (along with other product vendors that provide similar support) and offer some other marketing benefit such as web site placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the contracts.

Finally, within certain limits imposed by FINRA, registered representatives who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK registered representatives are also agents of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Contract rather than other investment options.

Individual registered representatives typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Contract, depending on the agreement between the registered representative and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will be compensated for the transaction.

STATEMENT OF ADDITIONAL INFORMATION CONTENTS
VARIABLE ANNUITY PAYMENTS	D-2
First Variable Annuity Payment	D-2
Subsequent Variable Annuity Payments	D-2
Annuity Units	D-2
Value of Annuity Units	D-2
Net Investment Factor	D-2
Assumed Interest Rate	D-3
Valuation Period	D-3
Transaction Valuation	D-3
ADMINISTRATIVE AND RECORDKEEPING SERVICES	D-3
DISTRIBUTION OF CONTRACTS	D-3
CUSTODIAN	D-4
EXPERTS	D-4
LEGAL MATTERS	D-4
FINANCIAL STATEMENTS	D-4

APPENDIX A

This Appendix contains tables that show Accumulation Unit values and the number of Accumulation Units outstanding for each of the Subaccounts of the Separate Account. The financial data included in the tables should be read in conjunction with the financial statements and the related notes that are included in the Statement of Additional Information.

PENN SERIES MONEY MARKET FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$10.914	$11.006	$11.221	$11.378	$11.537
Accumulation Unit Value, end of period	$10.763	$10.914	$11.006	$11.221	$11.378
Number of Accumulation Units outstanding, end of period	1,718,471	2,616,669	2,096,930	2,829,423	2,612,313

	Year Ended December 31,
	2012	2011	2010	2009	2008
Accumulation Unit Value, beginning of period	$11.699	$11.862	$12.028	$12.145	$11.997
Accumulation Unit Value, end of period	$11.537	$11.699	$11.862	$12.028	$12.145
Number of Accumulation Units outstanding, end of period	3,794,860	3,728,995	3,216,104	4,572,363	6,573,149

PENN SERIES LIMITED MATURITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$13.456	$13.301	$13.384	$13.549	$13.752
Accumulation Unit Value, end of period	$13.493	$13.456	$13.301	$13.384	$13.549
Number of Accumulation Units outstanding, end of period	1,367,056	1,591,957	1,770,720	2,302,229	2,207,538

	Year Ended December 31,
	2012	2011	2010	2009	2008
Accumulation Unit Value, beginning of period	$13.861	$13.748	$13.442	$13.379	$12.918
Accumulation Unit Value, end of period	$13.752	$13.861	$13.748	$13.442	$13.379
Number of Accumulation Units outstanding, end of period	2,960,961	2,447,222	2,261,684	2,257,904	1,999,145

PENN SERIES QUALITY BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$18.258	$17.749	$17.933	$17.303	$18.084
Accumulation Unit Value, end of period	$18.826	$18.258	$17.749	$17.933	$17.303
Number of Accumulation Units outstanding, end of period	3,259,729	3,649,664	4,205,031	4,689,154	5,583,599

	Year Ended December 31,
	2012	2011	2010	2009	2008
Accumulation Unit Value, beginning of period	$17.768	$16.361	$15.644	$14.965	$14.440
Accumulation Unit Value, end of period	$18.084	$17.768	$16.361	$15.644	$14.965
Number of Accumulation Units outstanding, end of period	7,702,990	6,738,943	6,516,256	5,578,885	4,548,548

PENN SERIES HIGH YIELD BOND FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$25.410	$22.281	$23.383	$23.281	$21.879
Accumulation Unit Value, end of period	$26.916	$25.410	$22.281	$23.383	$23.281
Number of Accumulation Units outstanding, end of period	1,237,952	1,366,102	1,548,938	1,720,585	1,947,998

	Year Ended December 31,
	2012	2011	2010	2009	2008
Accumulation Unit Value, beginning of period	$19.367	$19.054	$16.924	$11.720	$15.634
Accumulation Unit Value, end of period	$21.879	$19.367	$19.054	$16.924	$11.720
Number of Accumulation Units outstanding, end of period	2,228,919	2,266,283	2,009,432	1,614,186	1,267,078

PENN SERIES FLEXIBLY MANAGED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$45.561	$42.708	$41.250	$37.309	$30.939
Accumulation Unit Value, end of period	$51.666	$45.561	$42.708	$41.250	$37.309
Number of Accumulation Units outstanding, end of period	13,103,994	14,775,557	16,466,688	17,886,048	19,533,488

	Year Ended December 31,
	2012	2011	2010	2009	2008
Accumulation Unit Value, beginning of period	$27.348	$26.916	$23.959	$18.279	$25.686
Accumulation Unit Value, end of period	$30.939	$27.348	$26.916	$23.959	$18.279
Number of Accumulation Units outstanding, end of period	20,502,441	20,923,310	20,650,645	18,191,433	16,646,842

PENN SERIES BALANCED FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$16.300	$15.252	$15.362	$14.207	$12.341
Accumulation Unit Value, end of period	$18.366	$16.300	$15.252	$15.362	$14.207
Number of Accumulation Units outstanding, end of period	680,749	757,559	845,918	948,620	1,008,353

	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$11.323	$10.878	$9.877	$8.483	$10.000
Accumulation Unit Value, end of period	$12.341	$11.323	$10.878	$9.877	$8.483
Number of Accumulation Units outstanding, end of period	1,135,150	1,188,251	1,235,106	1,290,953	1,228,679

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES LARGE GROWTH STOCK FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$11.807	$11.843	$10.868	$10.171	$7.414
Accumulation Unit Value, end of period	$15.505	$11.807	$11.843	$10.868	$10.171
Number of Accumulation Units outstanding, end of period	3,504,183	4,002,843	4,646,154	4,950,420	5,322,922

	Year Ended December 31,
	2012	2011	2010	2009	2008
Accumulation Unit Value, beginning of period	$6.332	$6.522	$5.662	$4.018	$7.009
Accumulation Unit Value, end of period	$7.414	$6.332	$6.522	$5.662	$4.018
Number of Accumulation Units outstanding, end of period	5,930,883	6,378,074	5,967,660	5,334,205	4,354,845

(a)	Penn Series Growth Stock Fund Subaccount prior to September 25, 2008.

PENN SERIES LARGE CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$13.342	$12.769	$12.969	$11.817	$9.736
Accumulation Unit Value, end of period	$16.866	$13.342	$12.769	$12.969	$11.817
Number of Accumulation Units outstanding, end of period	562,054	619,567	652,707	689,676	769,721

	Year Ended December 31,
	2012	2011	2010	2009	2008
Accumulation Unit Value, beginning of period	$8.955	$9.740	$8.784	$6.477	$11.692
Accumulation Unit Value, end of period	$9.736	$8.955	$9.740	$8.784	$6.477
Number of Accumulation Units outstanding, end of period	882,546	928,419	910,928	908,071	727,635

PENN SERIES LARGE CORE GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$14.560	$14.747	$14.707	$13.844	$10.180
Accumulation Unit Value, end of period	$19.065	$14.560	$14.747	$14.707	$13.844
Number of Accumulation Units outstanding, end of period	789,504	748,085	807,075	933,780	1,112,280

	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$8.889	$9.489	$8.206	$6.124	$10.000
Accumulation Unit Value, end of period	$10.180	$8.889	$9.489	$8.206	$6.124
Number of Accumulation Units outstanding, end of period	1,181,282	1,379,071	1,599,167	1,646,709	1,707,336

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES LARGE CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$19.192	$17.436	$18.486	$16.842	$12.822
Accumulation Unit Value, end of period	$21.690	$19.192	$17.436	$18.486	$16.842
Number of Accumulation Units outstanding, end of period	1,148,759	1,322,093	1,540,314	1,739,580	2,010,056

	Year Ended December 31,
	2012	2011	2010	2009	2008
Accumulation Unit Value, beginning of period	$11.483	$12.184	$10.758	$8.165	$14.952
Accumulation Unit Value, end of period	$12.822	$11.483	$12.184	$10.758	$8.165
Number of Accumulation Units outstanding, end of period	2,212,488	2,554,927	2,346,804	2,081,114	1,964,102

PENN SERIES LARGE CORE VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$14.542	$13.462	$13.763	$12.541	$9.800
Accumulation Unit Value, end of period	$16.521	$14.542	$13.462	$13.763	$12.541
Number of Accumulation Units outstanding, end of period	1,354,644	1,657,616	1,964,102	2,190,456	2,490,275

	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$8.598	$9.101	$8.356	$7.258	$10.000
Accumulation Unit Value, end of period	$9.800	$8.598	$9.101	$8.356	$7.258
Number of Accumulation Units outstanding, end of period	2,615,209	2,937,117	3,103,516	3,205,643	3,061,370

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES INDEX 500 FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$19.185	$17.444	$17.515	$15.683	$12.061
Accumulation Unit Value, end of period	$22.987	$19.185	$17.444	$17.515	$15.683
Number of Accumulation Units outstanding, end of period	2,598,570	3,103,519	3,585,158	3,899,221	4,056,588

	Year Ended December 31,
	2012	2011	2010	2009	2008
Accumulation Unit Value, beginning of period	$10.573	$10.537	$9.309	$7.486	$11.877
Accumulation Unit Value, end of period	$12.061	$10.573	$10.537	$9.309	$7.486
Number of Accumulation Units outstanding, end of period	4,156,505	4,154,874	4,047,730	4,090,155	3,807,774

PENN SERIES MID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$11.814	$11.258	$12.117	$11.222	$8.324
Accumulation Unit Value, end of period	$14.805	$11.814	$11.258	$12.117	$11.222
Number of Accumulation Units outstanding, end of period	1,382,238	1,611,338	1,858,420	2,060,578	2,413,380

	Year Ended December 31,
	2012	2011	2010	2009	2008
Accumulation Unit Value, beginning of period	$7.958	$8.750	$6.995	$4.800	$9.521
Accumulation Unit Value, end of period	$8.324	$7.958	$8.750	$6.995	$4.800
Number of Accumulation Units outstanding, end of period	2,684,931	2,843,165	2,778,858	2,749,061	2,586,806

PENN SERIES MID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$34.278	$29.658	$32.686	$29.161	$21.712
Accumulation Unit Value, end of period	$39.702	$34.278	$29.658	$32.686	$29.161
Number of Accumulation Units outstanding, end of period	804,193	943,144	1,075,017	1,240,287	1,405,635

	Year Ended December 31,
	2012	2011	2010	2009	2008
Accumulation Unit Value, beginning of period	$19.118	$20.686	$16.678	$11.506	$22.128
Accumulation Unit Value, end of period	$21.712	$19.118	$20.686	$16.678	$11.560
Number of Accumulation Units outstanding, end of period	1,526,177	1,641,772	1,668,928	1,483,670	1,286,062

PENN SERIES MID CORE VALUE FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$25.775	$21.290	$21.922	$19.103	$15.000
Accumulation Unit Value, end of period	$28.352	$25.775	$21.290	$21.922	$19.103
Number of Accumulation Units outstanding, end of period	483,050	651,672	626,962	801,072	779,262

	Year Ended December 31,
	2012	2011	2010	2009	2008
Accumulation Unit Value, beginning of period	$13.290	$13.971	$11.294	$9.088	$15.081
Accumulation Unit Value, end of period	$15.000	$13.290	$13.971	$11.294	$9.088
Number of Accumulation Units outstanding, end of period	852,234	923,389	956,156	991,705	968,578

(a)	Penn Series Strategic Value Fund Subaccount prior to September 25, 2008.

PENN SERIES SMID CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$18.397	$17.555	$18.077	$18.221	$12.936
Accumulation Unit Value, end of period	$23.142	$18.397	$17.555	$18.077	$18.221
Number of Accumulation Units outstanding, end of period	324,230	289,775	353,295	335,549	375,714

	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$11.373	$12.104	$9.831	$6.467	$10.000
Accumulation Unit Value, end of period	$12.936	$11.373	$12.104	$9.831	$6.467
Number of Accumulation Units outstanding, end of period	365,839	321,374	362,621	318,988	13,156

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES SMID CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$22.080	$17.883	$19.230	$17.850	$13.118
Accumulation Unit Value, end of period	$24.604	$22.080	$17.883	$19.230	$17.850
Number of Accumulation Units outstanding, end of period	327,448	444,075	366,731	416,940	399,125

	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$11.183	$12.216	$9.764	$6.802	$10.000
Accumulation Unit Value, end of period	$13.118	$11.183	$12.216	$9.764	$6.802
Number of Accumulation Units outstanding, end of period	390,019	385,707	369,470	203,034	26,083

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES SMALL CAP GROWTH FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$20.418	$19.046	$19.247	$18.100	$13.339
Accumulation Unit Value, end of period	$25.136	$20.418	$19.046	$19.247	$18.100
Number of Accumulation Units outstanding, end of period	676,726	771,192	884,359	998,582	1,171,580

	Year Ended December 31,
	2012	2011	2010	2009	2008
Accumulation Unit Value, beginning of period	$12.795	$14.597	$12.426	$7.943	$16.126
Accumulation Unit Value, end of period	$13.339	$12.795	$14.597	$12.426	$7.943
Number of Accumulation Units outstanding, end of period	1,557,544	1,579,091	1,448,626	1,263,936	1,061,056

PENN SERIES SMALL CAP VALUE FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$47.400	$38.528	$41.328	$39.114	$28.551
Accumulation Unit Value, end of period	$52.469	$47.400	$38.528	$41.328	$39.114
Number of Accumulation Units outstanding, end of period	1,003,672	1,212,697	1,364,442	1,536,183	1,710,375

	Year Ended December 31,
	2012	2011	2010	2009	2008
Accumulation Unit Value, beginning of period	$24.926	$25.058	$20.050	$16.020	$22.301
Accumulation Unit Value, end of period	$28.551	$24.926	$25.058	$20.050	$16.020
Number of Accumulation Units outstanding, end of period	1,748,872	1,880,174	1,910,288	1,835,689	1,683,247

PENN SERIES SMALL CAP INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$17.985	$15.151	$16.193	$15.759	$11.569
Accumulation Unit Value, end of period	$20.181	$17.985	$15.151	$16.193	$15.759
Number of Accumulation Units outstanding, end of period	444,963	516,056	543,828	544,411	598,787

	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.158	$10.788	$8.668	$6.969	$10.000
Accumulation Unit Value, end of period	$11.569	$10.158	$10.788	$8.668	$6.969
Number of Accumulation Units outstanding, end of period	510,045	474,114	359,395	143,362	8,688

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES DEVELOPED INTERNATIONAL INDEX FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$10.203	$10.310	$10.603	$11.451	$9.590
Accumulation Unit Value, end of period	$12.528	$10.203	$10.310	$10.603	$11.451
Number of Accumulation Units outstanding, end of period	759,608	797,247	841,459	963,657	986,304

	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$8.231	$9.552	$9.016	$7.114	$10.000
Accumulation Unit Value, end of period	$9.590	$8.231	$9.552	$9.016	$7.114
Number of Accumulation Units outstanding, end of period	933,368	827,120	753,785	313,867	23,592

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES INTERNATIONAL EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$19.169	$20.496	$20.065	$19.765	$18.914
Accumulation Unit Value, end of period	$24.892	$19.169	$20.496	$20.065	$19.765
Number of Accumulation Units outstanding, end of period	2,613,034	3,111,519	3,655,005	3,935,028	4,235,226

	Year Ended December 31,
	2012	2011	2010	2009	2008
Accumulation Unit Value, beginning of period	$15.844	$15.922	$14.536	$12.109	$20.913
Accumulation Unit Value, end of period	$18.914	$15.844	$15.922	$14.536	$12.109
Number of Accumulation Units outstanding, end of period	4,375,313	4,755,864	5,024,201	4,646,136	4,312,715

PENN SERIES EMERGING MARKETS EQUITY FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$9.129	$8.750	$9.958	$10.620	$10.893
Accumulation Unit Value, end of period	$12.157	$9.129	$8.750	$9.958	$10.620
Number of Accumulation Units outstanding, end of period	2,065,019	2,320,075	2,618,924	2,786,333	3,049,449

	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.236	$11.484	$9.773	$5.984	$10.000
Accumulation Unit Value, end of period	$10.893	$9.236	$11.484	$9.773	$5.984
Number of Accumulation Units outstanding, end of period	3,177,217	3,347,903	3,699,424	3,275,675	2,537,224

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES REAL ESTATE SECURITIES FUND SUBACCOUNT(a)

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$30.172	$29.004	$27.954	$21.768	$21.405
Accumulation Unit Value, end of period	$31.957	$30.172	$29.004	$27.954	$21.768
Number of Accumulation Units outstanding, end of period	745,233	894,932	1,031,400	1,150,909	1,345,100

	Year Ended December 31,
	2012	2011	2010	2009	2008
Accumulation Unit Value, beginning of period	$18.713	$17.728	$14.365	$11.513	$19.262
Accumulation Unit Value, end of period	$21.405	$18.713	$17.728	$14.365	$11.513
Number of Accumulation Units outstanding, end of period	1,280,856	1,256,064	1,217,443	1,067,948	956,660

(a)	Penn Series REIT Fund Subaccount prior to May 1, 2011.

PENN SERIES AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$14.445	$13.640	$14.056	$13.349	$11.052
Accumulation Unit Value, end of period	$17.116	$14.445	$13.640	$14.056	$13.349
Number of Accumulation Units outstanding, end of period	843,791	828,215	893,019	1,040,637	1,117,786

	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$9.705	$10.215	$8.933	$7.026	$10.000
Accumulation Unit Value, end of period	$11.052	$9.705	$10.215	$8.933	$7.026
Number of Accumulation Units outstanding, end of period	1,248,433	1,197,452	970,373	554,353	6,378

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATELY AGGRESSIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$15.178	$14.314	$14.684	$14.011	$11.923
Accumulation Unit Value, end of period	$17.599	$15.178	$14.314	$14.684	$14.011
Number of Accumulation Units outstanding, end of period	3,742,074	4,105,068	4,732,789	5,224,400	5,608,275

	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.641	$10.988	$9.731	$7.755	$10.000
Accumulation Unit Value, end of period	$11.923	$10.641	$10.988	$9.731	$7.755
Number of Accumulation Units outstanding, end of period	5,942,569	5,501,937	4,937,134	3,105,630	448,494

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$13.999	$13.272	$13.534	$12.993	$11.547
Accumulation Unit Value, end of period	$15.737	$13.999	$13.272	$13.534	$12.993
Number of Accumulation Units outstanding, end of period	4,082,370	4,525,268	5,232,419	5,839,008	6,570,191

	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.557	$10.636	$9.609	$8.082	$10.000
Accumulation Unit Value, end of period	$11.547	$10.557	$10.636	$9.609	$8.082
Number of Accumulation Units outstanding, end of period	6,825,525	6,786,123	6,117,751	3,533,713	589,150

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES MODERATELY CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$13.214	$12.637	$12.844	$12.404	$11.503
Accumulation Unit Value, end of period	$14.332	$13.214	$12.637	$12.844	$12.404
Number of Accumulation Units outstanding, end of period	1,529,912	1,746,590	2,028,387	2,072,512	2,438,302

	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.771	$10.634	$9.863	$8.609	$10.000
Accumulation Unit Value, end of period	$11.503	$10.771	$10.634	$9.863	$8.609
Number of Accumulation Units outstanding, end of period	2,543,245	2,888,943	2,272,235	1,609,148	210,982

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

PENN SERIES CONSERVATIVE ALLOCATION FUND SUBACCOUNT

Values of an Accumulation Unit Outstanding Throughout Each Period

	Year Ended December 31,
	2017	2016	2015	2014	2013
Accumulation Unit Value, beginning of period	$12.242	$11.855	$12.013	$11.742	$11.402
Accumulation Unit Value, end of period	$12.842	$12.242	$11.855	$12.013	$11.742
Number of Accumulation Units outstanding, end of period	1,140,700	1,128,597	1,281,528	1,490,840	1,731,902

	Year Ended December 31,
	2012	2011	2010	2009	2008(a)
Accumulation Unit Value, beginning of period	$10.963	$10.697	$10.149	$9.289	$10.000
Accumulation Unit Value, end of period	$11.402	$10.963	$10.697	$10.149	$9.289
Number of Accumulation Units outstanding, end of period	1,969,412	2,053,523	1,421,944	972,481	311,307

(a)	For the period August 25, 2008 (date Subaccount was established) through December 31, 2008.

APPENDIX B

This appendix shows the date of availability by State of the version of the Purchasing Power Protector Benefit rider launched as of August 25, 2008.

State	Date	State	Date
Alaska	9/3/2008	Montana	10/7/2008
Alabama	9/3/2008	North Carolina	9/3/2008
Arkansas	9/3/2008	North Dakota	9/3/2008
Arizona	9/3/2008	Nebraska	9/3/2008
California	12/5/2008	New Hampshire	9/8/2008
Colorado	9/3/2008	New Jersey	10/6/2008
Connecticut	9/3/2008	New Mexico	9/3/2008
District of Columbia	9/3/2008	Nevada	9/3/2008
Delaware	10/1/2008	New York	9/24/2008
Florida	9/3/2008	Ohio	9/3/2008
Georgia	9/3/2008	Oklahoma	9/3/2008
Hawaii	9/3/2008	Oregon	11/4/2008
Iowa	9/3/2008	Pennsylvania	9/3/2008
Idaho	9/3/2008	Rhode Island	9/3/2008
Illinois	9/3/2008	South Carolina	9/3/2008
Indiana	9/3/2008	South Dakota	9/3/2008
Kansas	9/3/2008	Tennessee	9/3/2008
Kentucky	9/3/2008	Texas	9/3/2008
Louisiana	9/3/2008	Utah	9/18/2008
Massachusetts	1/23/2009	Virginia	9/3/2008
Maryland	9/3/2008	Vermont	9/3/2008
Maine	9/3/2008	Washington	9/3/2008
Michigan	9/3/2008	Wisconsin	9/3/2008
Minnesota	10/8/2008	West Virginia	9/3/2008
Missouri	9/3/2008	Wyoming	9/3/2008
Mississippi	9/3/2008

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APPENDIX C

This appendix applies to policies who elected the Purchasing Power Protector Benefit rider prior to the date of availability in the State of issue (see Appendix B):

Guaranteed Lifetime Withdrawal Benefit Rider.  At the time you purchase your Contract, you may purchase The Purchasing Power Protector, a package which includes the following enhancements to your Contract:

1)	Guaranteed Lifetime Withdrawal Benefit; and

2)	Death Benefit Enhancement.

This package of enhancements is available for Annuitants ages 35 to 80 and may not be added after you purchase your Contract and may not be selected if you intend to purchase any other package of enhancements or riders described in this prospectus. Certain capitalized terms used to describe this package of enhancements are defined in this section or in the rider itself.

The Death Benefit Enhancement available as part of the package differs from the death benefit riders described above, see WHAT ARE THE DEATH BENEFITS UNDER MY CONTRACT?

If this rider is purchased, the Company guarantees that the Annuitant or Joint Annuitants, if selected, can withdraw an amount annually as long as either the Annuitant or the Joint Annuitant, if applicable, is alive. The amount which can be withdrawn is called the Guaranteed Annual Lifetime Withdrawal Amount (“Withdrawal Amount”) and equals the Lifetime Withdrawal Base (“Withdrawal Base”) multiplied by the Guaranteed Annual Lifetime Withdrawal Percentage (“Withdrawal Percentage”).

Withdrawal Base.  The Withdrawal Base is the greater of (a) or (b) where:

(a)	is the Contract Value on the date of the first withdrawal, prior to the first withdrawal; and

(b)	is the sum of (1) plus (2), where;

(1)	is the Contract Value on the rider effective date; and

(2)	is each purchase payment received after the rider effective date, including any purchase payment enhancements.

Withdrawal Percentage.  For a Single Life Guarantee, the Withdrawal Percentage is based on the age of the Annuitant at the time of the first withdrawal. For a Joint Life Guarantee, the Withdrawal Percentage is based on the age of the younger of the Annuitant or Joint Annuitant at the time of the first withdrawal. Set forth below are the Withdrawal Percentages for your Contract.

Single or Joint Life Guarantee

Age of Annuitant (at time of first withdrawal)	Withdrawal Percentage
Under 55	2.5%
55-59	3.0%
60-64	3.5%
65-69	4.0%
70-74	4.5%
75 and older	5.0%

The Withdrawal Base is subject to certain adjustments while the rider is in effect. The Withdrawal Base will automatically be increased by an inflation adjustment on each contract anniversary after the first

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withdrawal from the Contract and will be increased if the Contract Owner elects a step-up benefit. The Withdrawal Base will be reduced if cumulative withdrawals in a Contract Year exceed the Withdrawal Amount.

Inflation Adjustment.  The inflation adjustment is credited to the Withdrawal Base following the first withdrawal. The inflation adjustment is made on each contract anniversary and equals (a) multiplied by (b), where:

(a)	is the current CPI Factor; and

(b)	is the average monthly value of the Withdrawal Base throughout the Contract Year.

CPI Factor.  The CPI Factor equals the ratio of (a) to (b), where:

(a)	is the greater of 0 and the difference between (1) and (2), where:

(1)	is the Consumer Price Index for All Urban Consumers (“CPI-U”) released in the previous month; and

(2)	is the CPI-U released twelve months prior to the most recent release; and

(b)	is the CPI-U released twelve months prior to the most recent release.

The CPI-U is published monthly by the United States Department of Labor on a one month lag. If this index is discontinued or a new index series is established on a different basis, the Company may establish a new basis for determining the CPI Factor. The Contract Owner will be given at least 90 days notice prior to any such change.

The CPI Factor applicable to your Contract on your Contract Anniversary, is determined at the beginning of the calendar month that contains your Contract Anniversary. It is determined according to the formula above such that the CPI Factor for a Contract Anniversary that occurs in the month of March will use the CPI-U from the month of January of the current year and the CPI-U from the month of January of the prior year for (1) and (2) under (a) above.

If you take the first withdrawal between contract anniversaries, the Company will calculate the CPI Factor as stated above and apply it to the average monthly Withdrawal Base as defined under Inflation Adjustment. The Inflation Adjustment is then pro-rated for the partial year between the date of the first withdrawal and the following contract anniversary before being added to the Withdrawal Base.

Step-Up Benefit and Step-Up Benefit Date.  The Step-Up Benefit allows the Contract Owner to increase the Withdrawal Base to an amount equal to 100% of the Contract Value as of the Step-Up Benefit Date. This would increase the Withdrawal Amount which would then equal the increased Contract Value multiplied by the Withdrawal Percentage.

The first Step-Up Benefit Date a Contract Owner can elect is the third contract anniversary starting with the rider’s effective date. Subsequent Step-Up Benefit Dates can be no earlier than the third anniversary of the previous Step-Up Benefit Date.

Election of a Step-Up Benefit must be made in writing by the Contract Owner and received by the Company, in good order, at least thirty days prior to the contract anniversary on which the Step-Up Benefit is effective.

Excess Withdrawal Reduction.  If your cumulative withdrawals in a Contract Year exceed the Withdrawal Amount, the Withdrawal Base will be reduced. The Excess Withdrawal is the amount by which the

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cumulative withdrawals exceed the Withdrawal Amount. The reduction is determined by multiplying the Excess Withdrawal by the ratio of (a) to (b) where:

(a)	is the Withdrawal Base; and

(b)	is the Contract Value immediately prior to the Excess Withdrawal.

Waiting Bonus.  In addition to the adjustments to the Withdrawal Base described above, the Withdrawal Percentage can be increased by an amount (the “Waiting Bonus”) which is added to the Withdrawal Percentage if the first withdrawal is taken after a specified contract anniversary. The Waiting Bonus percentages are as follows:

Contract Year at First Withdrawal	Waiting Bonus
1 - 5	0%
6 - 10	0.5%
11 and later	1.0%

Effect of Withdrawals Less Than the Withdrawal Amount.  If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Withdrawal Amount is not increased in subsequent Contract Years.

Effect of Required Minimum Distributions on Withdrawal Amount.  If you have elected required minimum distribution (RMD) withdrawals and your contract was in effect through at least one calendar year-end, you will automatically receive the Contract Year’s RMD requirement according to the IRS Code. An RMD withdrawal will not reduce the Withdrawal Base if the required amount exceeds the Guaranteed Annual Lifetime Withdrawal Amount.

This treatment of the excess of the RMD withdrawal over the Guaranteed Withdrawal Amount will apply only in relation to the required minimum distribution based on the value of the Contract, including the actuarial present value of any optional death benefit or living benefit riders elected.

Annuity Payments.  The Contract Owner can elect to receive annuity payments under one of the following options:

(a)	apply the Contract Value to any of the annuity options available in the Annuity Options section of the Contract;

(b)	request that as of the annuity payment commencement date, annuity payments are made each year equal to the Withdrawal Amount until the death of the Annuitant for Single Life Guarantees, or the death of the Annuitant and Joint Annuitant for Joint Life Guarantees;

If annuity payments are to commence and none of the above elections have been made, then the default annuity option in your Contract will apply.

Remaining Payments When Contract Value is Reduced to Zero.  If the Contract Value is reduced to zero and the Withdrawal Base is still positive, such Remaining Payments will be made once each Contract Year. In this situation, no additional purchase payments will be accepted. The only provisions of the Contract that remain in effect are those that are associated with Remaining Guaranteed Lifetime Withdrawal Benefit Payments.

If the Contract Value is reduced to zero in a Contract Year and there is any Withdrawal Amount due for that year, the Contract Owner will receive any Remaining Payment, as of the date the Contract Value is reduced to zero.

Joint and Single Life Guarantees.  The Guaranteed Lifetime Withdrawal Benefit can be purchased on a single or a joint life basis. A Joint Life Guarantee is issued when a Joint Annuitant is specified in the Contract

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Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant and Joint Annuitant. The Joint Annuitant must be the spouse of the Annuitant on the rider effective date. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant, and the spouse must be the Joint Annuitant and Successor Owner.

A Single Life Guarantee is issued when a Joint Annuitant is not specified in the Contract Specifications. The Withdrawal Amount is guaranteed over the lifetime of the Annuitant. If the Contract Owner is a natural person, the Contract Owner must also be the Annuitant.

A Single Life Guarantee cannot be converted to a Joint Life Guarantee. If no withdrawals have been taken, a Joint Life Guarantee can be changed to a Single Life Guarantee. The Joint Annuitant can also be changed to the Annuitant’s current spouse if no withdrawals have been taken. If a withdrawal has been taken, the Joint Annuitant cannot be changed. The Joint Annuitant can be dropped from the Contract, but the charge for the Rider would remain at the Joint Life Guarantee charge.

Note that the Joint Life Guarantee option acts like a second to die policy. Therefore, the contract with the Joint Life Guarantee option is set up with one owner and two annuitants. Upon the death of the first annuitant, the second annuitant becomes the successor owner. The contract then stays in force, and the living benefit features continue until the death of the second annuitant. Also note that the successor owner has no contractual rights while the owner is alive and steps into ownership upon the death of the owner. The Spousal Joint Annuitant must always be the Contract Owner’s primary beneficiary unless the rider is changed to a Single Life Guarantee before withdrawals have begun.

Death Benefit Enhancement.  Prior to the Annuity Date and upon receipt of due proof of the Annuitant’s death for Single Life Guarantees, or the last death of the Annuitant and Joint Annuitant for Joint Life Guarantees, and the necessary forms to make payment to a Beneficiary, the Company will pay a Death Benefit Enhancement in addition to the death benefit provided in your Contract. The Death Benefit Enhancement is equal to the remaining Death Benefit Enhancement Benefit Base (the “Benefit Base”), minus the sum of the Fixed Account death benefit and the Variable Account death benefit payable under the Contract. The Death Benefit Enhancement cannot be less than zero. The maximum Death Benefit Enhancement is $1 million.

Death Benefit Enhancement Benefit Base.  For purposes of calculating the Death Benefit Enhancement, the Benefit Base is the greatest of (a), (b) or (c) below, where:

(a)	is the Contract Value on the date of the first withdrawal, just before the first withdrawal; and

(b)	is the sum of (1) plus (2), where:

(1)	is the Contract Value on the rider effective date accumulated on a daily basis at a rate of 5% (3% for Contracts issued in Washington) until the earliest of:

(i)	10 years from the contract issue date;

(ii)	attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant;

(iii)	the date of the first withdrawal; and

(2)	is each purchase payment received after the rider effective date but prior to the first withdrawal, including purchase payment enhancements, accumulated on a daily basis at a rate of 5% (3% for Contracts issued in Washington) until the earliest of (i) 10 years from the contract issue date until the earliest of:

(i)	10 years from the contract issue date,

C-4

(ii)	attainment of age 80 of the Annuitant, or age 80 of the younger of the Annuitant or the Joint Annuitant,

(iii)	the date of the first withdrawal; and

(c)	the highest Contract Value as of a contract anniversary date until the earliest of:

(i)	10 years from the contract issue date,

(ii)	attainment of age 80 of the Annuitant for Single Life Guarantees, or age 80 of the younger of the Annuitant or the Joint Annuitant for Joint Life Guarantees, and

(iii)	the date of the first withdrawal.

Purchase payments made after the date of the first withdrawal will increase the Death Benefit Enhancement Benefit Base on a dollar-for-dollar basis.

Any increase in the Guaranteed Withdrawal Benefit Base as a result of a Step-Up Benefit will increase the Death Benefit Enhancement Benefit Base as of the Step-Up Benefit Date.

Effect of Withdrawals on the Death Benefit Enhancement Benefit Base.  If total withdrawals in a Contract Year are less than the Withdrawal Amount, the Benefit Base is reduced for the withdrawals on a dollar-for-dollar basis. If the total withdrawals in a Contract Year exceed the Withdrawal Amount, the Benefit Base is reduced for the amount of the Excess Withdrawals by multiplying the Excess Withdrawal by the ratio of (a) to (b) where

(a)	is the Benefit Base immediately prior to the Excess Withdrawal; and

(b)	is the Contract Value immediately prior to the withdrawal of the Excess Withdrawal.

Impact of Annuitant’s Death for Joint Life Guarantees.

The Joint Annuitant has the option of continuing the contract. If no withdrawals have been taken, the successor owner may elect to convert the guarantee to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If no withdrawals have been taken, the guarantee converts to a Single Life Guarantee based on the Joint Annuitant’s lifetime. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Joint Annuitant’s lifetime.

The Joint Annuitant also has the option to surrender the Contract and receive a Death Benefit equal to the Contract Value, and the Contract and rider terminate.

If the Joint Annuitant is not alive on the date of death of the Annuitant, the Death Benefit is payable to a Beneficiary and the Contract and rider are terminated.

Impact of Joint Annuitant’s Death for Joint Life Guarantees.  If the Joint Annuitant dies and the Annuitant is still alive, no Death Benefit is paid. If no withdrawals have been taken, the Contract Owner has the option, upon written request to the Company to convert the guarantee to a Single Life Guarantee based on the Annuitant’s lifetime. If the Annuitant does not convert the guarantee to a Single Life Guarantee, the Annuitant may name a new spouse as the Joint Annuitant before withdrawals are taken. If withdrawals have been taken, the guarantee does not change and the Withdrawal Amount applies to the Annuitant’s lifetime.

If the Annuitant is not alive on the date of death of the Joint Annuitant, the Death Benefit is payable to a Beneficiary and the rider is terminated.

For information on the cost of this package of enhancements, see — What Charges Do I Pay? in this prospectus.

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Termination of Rider.  This Rider will terminate:

(a)	on any contract anniversary, after the third contract anniversary immediately following receipt by the Company of a written request by the Contract Owner to discontinue the Rider;

(b)	if the Contract Value equals zero and there is no Withdrawal Amount due in future years;

(c)	upon full surrender of the Contract;

(d)	on the date of the death of the Annuitant for Single Life Guarantees, or the date of the last death of the Annuitant or Joint Annuitant for Joint Life Guarantees;

(e)	on the date of death of the Annuitant for Joint Life Guarantee if the Joint Annuitant receives the death benefit equal to Contract Value; or

(f)	upon annuitization.

C-6

Our Noble Purpose Since 1847, Penn Mutual has been driven by our noble purpose - to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come. Enhanced Credit Variable Annuity is issued by The Penn Mutual Life Insurance Company on Policy Form BV-790 and state variations thereof. © 2018 The Penn Mutual Life Insurance Company, Philadelphia PA 19172 www.pennmutual.com PM 8433 05/18

STATEMENT OF ADDITIONAL INFORMATION — MAY 1, 2018

ENHANCED CREDIT VARIABLE ANNUITY

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

THE PENN MUTUAL LIFE INSURANCE COMPANY

Philadelphia, Pennsylvania 19172 • Telephone (800) 523-0650

INDIVIDUAL VARIABLE AND FIXED ANNUITY CONTRACT

This statement of additional information is not a prospectus. It should be read in conjunction with the current Prospectus dated May 1, 2018 for the individual variable and fixed annuity contract (the “Contract”). The Contract is funded through Penn Mutual Variable Annuity Account III (referred to as the “Separate Account” in the Prospectus and this Statement of Additional Information). To obtain the Prospectus you may write to The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”), Customer Service Group, Philadelphia, PA 19172 or visit our web site at www.pennmutual.com or you may call (800) 523-0650. Terms used in this Statement of Additional Information have the same meaning as in the Prospectus.

VARIABLE ANNUITY PAYMENTS

First Variable Annuity Payment

When a variable annuity is effected, we will first deduct applicable premium taxes, if any, from the Contract Value. The dollar amount of the first monthly annuity payment will be determined by applying the net Contract Value to the annuity table set forth in the contract for the annuity option chosen. The annuity tables show the amount of the first monthly income payment under each annuity option for each $1,000 of value applied, based on the Annuitant’s age at the Annuity Date. The annuity tables are based on the Annuity 2000 Basic Table with interest rates at 3% or 5%.

Subsequent Variable Annuity Payments

The dollar amount of subsequent variable annuity payments will vary in accordance with the investment experience of the Subaccount(s) of the Separate Account applicable to the annuity. Each subsequent variable annuity payment will equal the number of annuity units credited, multiplied by the value of the annuity unit for the Valuation Period. Penn Mutual guarantees that the amount of each subsequent annuity payment will not be affected by variations in expense or mortality experience.

Annuity Units

For each Subaccount selected, the number of annuity units is the amount of the first annuity payment allocated to the Subaccount divided by the value of an annuity unit for the Subaccount on the Annuity Date. The number of your annuity units will not change as a result of investment experience.

Value of Annuity Units

The value of an annuity unit for each Subaccount was arbitrarily set at $10 when the Subaccount was established. The value may increase or decrease from one Valuation Period to the next. For a Valuation Period, the value of an annuity unit for a Subaccount is the value of an annuity unit for the Subaccount for the last prior Valuation Period multiplied by the net investment factor for the Subaccount for the Valuation Period. The result is then multiplied by a factor to neutralize an assumed interest rate of 3% or 5%, as applicable, built into the annuity tables.

Net Investment Factor

For any Subaccount, the net investment factor for a Valuation Period is determined by dividing (a) by (b) and subtracting (c):

Where (a) is:

The net asset value per share of the mutual fund held in the Subaccount, as of the end of the Valuation Period.

plus

The per share amount of any dividend or capital gain distributions by the mutual fund if the “ex-dividend” date occurs in the Valuation Period.

plus or minus

A per share charge or credit, as we may determine as of the end of the Valuation Period, for provision for taxes (if applicable).

Where (b) is:

The net asset value per share of the mutual fund held in the Subaccount as of the end of the last prior Valuation Period.

plus or minus

The per share charge or credit for provision for taxes as of the end of the last prior Valuation Period (if applicable).

Where (c) is:

The sum of the mortality and expense risk charge and the asset based contract administration charge. On an annual basis, the sum of such charges equals 1.40% of the daily net asset value of the Subaccount.

Assumed Interest Rate

Assumed interest rates of 3% or 5% are included in the annuity tables in the contracts. A higher assumption would mean a higher first annuity payment but more slowly rising or more rapidly falling subsequent payments. A lower assumption would have the opposite effect. If the actual net investment rate on an annual basis is equal to the assumed interest rate you have selected, annuity payments will be level.

Valuation Period

Valuation Period is the period from one valuation of underlying fund assets to the next. Valuation is performed each day the New York Stock Exchange is open for trading.

Transaction Valuation

Your allocations and transfers to the Separate Account are held as Accumulation Units of the Subaccounts that you select. We value Accumulation Units as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. ET). When you invest in, withdraw from or transfer money to a Subaccount, you receive the Accumulation Unit price next computed after we receive and accept your purchase payment or your withdrawal or transfer request at our Administrative Office. Allocation, withdrawal and transfer instructions received at our Administrative Office after the close of regular trading on the NYSE will be valued based on the value of an Accumulation Unit computed as of the close of regular trading on the next NYSE business day. In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on that day. Telephone instructions must be received in full, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price.

ADMINISTRATIVE AND RECORDKEEPING SERVICES

Penn Mutual performs all data processing, recordkeeping and other related services with respect to the Contracts and the Separate Accounts.

DISTRIBUTION OF CONTRACTS

Hornor, Townsend & Kent, Inc. (“HTK”), a wholly owned subsidiary of Penn Mutual, serves as principal underwriter of all annuity contracts funded through the Separate Account, including the Contract. The address of HTK is 600 Dresher Road, Horsham, PA 19044. For 2017, 2016, and 2015, Penn Mutual paid HTK commissions of approximately $5,293, $8,762, and $14,099, respectively.

The Contracts will be distributed by HTK through broker-dealers. Total commissions on purchase payments made under the Contract will not exceed 5 1/2% and trailer commissions based on a percentage of Contract Value, other allowances and overrides may be paid.

CUSTODIAN

Penn Mutual is custodian of the assets held in the Separate Account.

EXPERTS

The financial statements of the Company as of December 31, 2017 and 2016 and for each of the two years in the period ended December 31, 2017, and the financial statements and financial highlights of the Separate Account of the Company as of December 31, 2017 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

LEGAL MATTERS

Morgan, Lewis & Bockius LLP has provided advice on certain matters relating to the federal securities laws and the offering of the Contract. Their offices are located at 1111 Pennsylvania Avenue, NW, Washington, D.C. 20004.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of the Company appear on the following pages. The statutory financial statements of the Company should be considered only as bearing upon the Company’s ability to meet its obligations under the Contracts.

The Penn Mutual Life Insurance Company

Variable Annuity Account III

Audited Financial Statements

as of December 31, 2017

and for the periods presented

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103 T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Penn Mutual Life Insurance Company

and Contract Owners of Penn Mutual Variable Annuity Account III

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Money Market Fund, Limited Maturity Bond Fund, Quality Bond Fund, High Yield Bond Fund, Flexibly Managed Fund, Balanced Fund, Large Growth Stock Fund, Large Cap Growth Fund, Large Core Growth Fund, Large Cap Value Fund, Large Core Value Fund, Index 500 Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Mid Core Value Fund, SMID Cap Growth Fund, SMID Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Small Cap Index Fund, Developed International Index Fund, International Equity Fund, Emerging Markets Equity Fund, Real Estate Securities Fund, Aggressive Allocation Fund, Moderately Aggressive Allocation Fund, Moderate Allocation Fund , Moderately Conservative Allocation Fund, Conservative Allocation Fund, High Income Bond Fund II, Financial Services Fund, Health Care Fund, Russell 2000 1.5x Strategy Fund , Nova Fund , NASDAQ-100 Fund, Technology Fund, Inverse S&P 500 Strategy Fund, Government Long Bond 1.2x Strategy Fund, U.S. Government Money Market Fund, Utilities Fund, Equity Income Portfolio II, and International Stock Portfolio (constituting Penn Mutual Variable Annuity Account III, hereafter collectively referred to as the “Subaccounts”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Subaccounts as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Subaccounts’ management. Our responsibility is to express an opinion on the Subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinions.

April 4, 2018

We have served as the auditor of one or more of the Subaccounts in Penn Mutual Variable Annuity Account III since 2004.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2017

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
Assets:
Investments at fair value	$65,668,922	$80,697,982	$247,884,271	$128,684,033
Dividends receivable	587	—	—	—
Receivable for securities sold	5,927	50,461	58,864	28,984

Liabilities:
Due to The Penn Mutual Life Insurance Company	5,233	6,426	19,971	10,311
Payable for securities purchased	—	—	—	—

Total Net Assets	$65,670,203	$80,742,017	$247,923,164	$128,702,706

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$18,494,931	$18,443,651	$61,364,274	$33,317,952
Diversifier II/Optimizer/Retirement Planner VA	2,408,374	1,604,728	9,863,080	8,864,551
Inflation Protector Variable Annuity	4,058,121	5,301,637	19,388,651	9,794,831
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	8,635,979	11,018,016	24,634,735	12,435,983
PennFreedom	15,777,172	28,797,558	57,291,734	21,962,425
Smart Foundation Flex	6,352,615	4,762,317	31,304,610	12,898,615
Smart Foundation Plus	4,760,274	5,314,550	22,585,849	15,801,435
Smart Foundation VA	5,182,737	5,499,560	21,490,231	13,626,914
Smart Foundation Advisory VA	—	—	—	—

Total Net Assets	$65,670,203	$80,742,017	$247,923,164	$128,702,706

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$10.76	$13.49	$18.83	$26.92

Diversifier II/Optimizer/Retirement Planner VA	$22.25	$17.08	$42.65	$96.14

Inflation Protector Variable Annuity	$8.86	$9.56	$11.16	$14.58

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$10.77	$13.62	$19.01	$27.17

PennFreedom	$9.57	$11.87	$15.76	$25.69

Smart Foundation Flex	$9.07	$9.59	$10.47	$13.57

Smart Foundation Plus	$9.09	$9.62	$10.50	$13.61

Smart Foundation VA	$9.20	$9.74	$10.62	$13.78

Smart Foundation Advisory VA	$9.96	$10.13	$10.41	$10.70

Number of Shares	65,675,436	6,678,945	16,901,373	9,765,783
Cost of Investments	$65,675,436	$78,059,241	$224,773,098	$103,673,527

The accompanying notes are an integral part of these financial statements.

1

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2017

(continued)

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
Assets:
Investments at fair value	$3,540,326,246	$60,076,034	$232,229,784	$30,019,348
Dividends receivable	—	—	—	—
Receivable for securities sold	859,693	—	—	1,356

Liabilities:
Due to The Penn Mutual Life Insurance Company	288,382	4,754	18,487	2,415
Payable for securities purchased	—	122,804	69,983	—

Total Net Assets	$3,540,897,557	$59,948,476	$232,141,314	$30,018,289

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$676,980,238	$12,501,945	$54,327,060	$9,479,056
Diversifier II/Optimizer/Retirement Planner VA	177,309,972	8,258,321	28,193,588	1,096,150
Inflation Protector Variable Annuity	362,306,386	4,456,808	11,674,050	1,244,318
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	232,151,890	6,414,510	19,904,091	2,769,132
PennFreedom	627,189,089	10,264,595	33,000,053	5,544,383
Smart Foundation Flex	532,168,069	6,664,477	29,209,785	4,739,262
Smart Foundation Plus	443,468,921	5,444,780	28,536,765	2,903,097
Smart Foundation VA	489,053,099	5,943,040	27,295,922	2,242,891
Smart Foundation Advisory VA	269,893	—	—	—

Total Net Assets	$3,540,897,557	$59,948,476	$232,141,314	$30,018,289

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$51.67	$18.37	$15.50	$16.87

Diversifier II/Optimizer/Retirement Planner VA*	$314.02	$18.63	$107.41	$17.27

Inflation Protector Variable Annuity	$20.67	$17.71	$27.03	$19.46

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$52.16	$18.45	$15.65	$17.00

PennFreedom	$37.19	$18.28	$22.00	$16.73

Smart Foundation Flex	$18.40	$15.83	$23.69	$18.16

Smart Foundation Plus	$18.45	$15.88	$23.77	$18.22

Smart Foundation VA	$18.68	$16.07	$24.05	$18.44

Smart Foundation Advisory VA	$11.45	$11.38	$13.26	$12.77

Number of Shares	67,696,156	2,981,265	5,735,173	1,688,454
Cost of Investments	$2,185,896,438	$41,240,903	$136,843,017	$20,007,303

*	The accumulated unit value for Diversifier II Non-Qualified in the Large Growth Stock Fund is $106.53

The accompanying notes are an integral part of these financial statements.

2

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2017

(continued)

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

Assets:
Investments at fair value	$65,497,727	$118,019,923	$83,238,414	$285,145,846
Dividends receivable	—	—	—	—
Receivable for securities sold	80,318	—	—	129,174

Liabilities:
Due to The Penn Mutual Life Insurance Company	4,997	9,154	6,532	22,889
Payable for securities purchased	—	32,784	45,403	—

Total Net Assets	$65,573,048	$117,977,985	$83,186,479	$285,252,131

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$15,050,878	$24,914,559	$22,378,865	$59,727,700
Diversifier II/Optimizer/Retirement Planner VA	21,197,168	26,515,021	10,913,811	19,613,042
Inflation Protector Variable Annuity	2,033,761	3,655,005	3,358,538	23,471,233
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	7,284,565	10,810,107	9,492,113	29,218,488
PennFreedom	7,076,938	27,042,782	16,199,211	64,388,478
Smart Foundation Flex	5,201,512	7,683,053	8,855,980	33,600,042
Smart Foundation Plus	3,820,779	11,046,339	4,918,449	26,214,709
Smart Foundation VA	3,907,447	6,311,119	7,069,512	29,018,439
Smart Foundation Advisory VA	—	—	—	—

Total Net Assets	$65,573,048	$117,977,985	$83,186,479	$285,252,131

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$19.07	$21.69	$16.52	$22.99

Diversifier II/Optimizer/Retirement Planner VA	$19.33	$91.53	$16.75	$36.38

Inflation Protector Variable Annuity	$23.14	$19.80	$19.64	$24.08

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$19.15	$21.90	$16.60	$23.21

PennFreedom	$18.98	$20.66	$16.44	$24.89

Smart Foundation Flex	$20.69	$18.27	$18.60	$21.06

Smart Foundation Plus	$20.75	$18.32	$18.66	$21.12

Smart Foundation VA	$21.00	$18.54	$18.88	$21.38

Smart Foundation Advisory VA	$13.23	$11.41	$11.47	$12.10

Number of Shares	3,026,213	4,153,014	4,463,144	13,044,125
Cost of Investments	$36,952,252	$77,808,136	$54,211,600	$178,128,626

The accompanying notes are an integral part of these financial statements.

3

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2017

(continued)

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

Assets:
Investments at fair value	$79,850,660	$117,475,834	$54,083,413	$49,387,815
Dividends receivable	—	—	—	—
Receivable for securities sold	—	615	—	33,080

Liabilities:
Due to The Penn Mutual Life Insurance Company	6,276	9,399	4,323	4,059
Payable for securities purchased	6,955	—	85,077	—

Total Net Assets	$79,837,429	$117,467,050	$53,994,013	$49,416,836

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$20,462,954	$31,925,729	$13,694,402	$7,502,872
Diversifier II/Optimizer/Retirement Planner VA	7,894,900	11,749,638	1,920,601	882,676
Inflation Protector Variable Annuity	1,998,996	5,634,667	2,743,171	3,352,125
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	8,377,603	10,073,901	5,779,916	2,975,044
PennFreedom	23,628,258	17,689,311	12,186,572	12,195,509
Smart Foundation Flex	6,117,963	12,906,670	5,496,913	10,749,408
Smart Foundation Plus	5,723,461	19,046,722	6,036,437	5,113,460
Smart Foundation VA	5,633,294	8,440,412	6,136,001	6,645,742
Smart Foundation Advisory VA	—	—	—	—

Total Net Assets	$79,837,429	$117,467,050	$53,994,013	$49,416,836

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$14.81	$39.70	$28.35	$23.14

Diversifier II/Optimizer/Retirement Planner VA	$32.55	$52.11	$29.03	$23.47

Inflation Protector Variable Annuity	$20.47	$22.03	$23.51	$22.43

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$14.94	$40.08	$28.57	$23.25

PennFreedom	$23.80	$33.17	$28.13	$23.03

Smart Foundation Flex	$17.93	$20.21	$20.59	$19.87

Smart Foundation Plus	$17.99	$20.27	$20.65	$19.93

Smart Foundation VA	$18.20	$20.51	$20.90	$20.17

Smart Foundation Advisory VA	$12.66	$11.70	$11.11	$12.71

Number of Shares	4,211,166	4,408,122	2,244,320	1,873,423
Cost of Investments	$50,510,824	$73,940,262	$39,281,900	$38,344,060

The accompanying notes are an integral part of these financial statements.

4

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2017

(continued)

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Assets:
Investments at fair value	$54,118,607	$61,261,229	$184,805,685	$60,791,736
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	—	8,031

Liabilities:
Due to The Penn Mutual Life Insurance Company	4,448	4,806	14,664	4,982
Payable for securities purchased	7,738	12,350	77,385	—

Total Net Assets	$54,106,421	$61,244,073	$184,713,636	$60,794,785

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$8,056,198	$17,008,900	$52,657,874	$8,979,068
Diversifier II/Optimizer/Retirement Planner VA	1,509,591	8,905,060	15,612,793	711,260
Inflation Protector Variable Annuity	8,123,188	1,912,791	8,733,889	6,108,778
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	4,092,846	6,250,570	15,985,570	4,452,533
PennFreedom	11,203,832	11,109,438	42,912,753	14,435,082
Smart Foundation Flex	8,444,369	5,862,010	16,041,592	11,336,909
Smart Foundation Plus	5,744,683	5,559,970	18,988,659	5,218,079
Smart Foundation VA	6,931,714	4,635,334	13,780,506	9,553,076
Smart Foundation Advisory VA	—	—	—	—

Total Net Assets	$54,106,421	$61,244,073	$184,713,636	$60,794,785

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$24.60	$25.14	$52.47	$20.18

Diversifier II/Optimizer/Retirement Planner VA	$24.95	$47.43	$77.60	$20.47

Inflation Protector Variable Annuity	$23.23	$19.61	$24.34	$22.19

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$24.72	$25.38	$52.97	$20.28

PennFreedom	$24.49	$15.35	$40.76	$20.09

Smart Foundation Flex	$21.37	$18.92	$20.50	$19.36

Smart Foundation Plus	$21.43	$18.98	$20.56	$19.42

Smart Foundation VA	$21.69	$19.21	$20.81	$19.65

Smart Foundation Advisory VA	$11.26	$12.43	$11.18	$11.33

Number of Shares	1,939,458	1,578,579	4,977,858	2,659,657
Cost of Investments	$40,914,640	$39,861,583	$112,073,145	$45,396,431

The accompanying notes are an integral part of these financial statements.

5

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2017

(continued)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

Assets:
Investments at fair value	$63,086,747	$219,459,799	$114,235,881	$100,535,111
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	5,135	17,345	9,186	8,112
Payable for securities purchased	52,895	31	580	6,094

Total Net Assets	$63,028,717	$219,442,423	$114,226,115	$100,520,905

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$9,515,991	$65,039,349	$25,102,019	$23,813,579
Diversifier II/Optimizer/Retirement Planner VA	709,710	21,656,486	4,015,450	3,748,439
Inflation Protector Variable Annuity	7,474,725	11,623,523	8,940,550	9,345,343
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	5,450,816	20,345,208	9,988,038	8,809,495
PennFreedom	18,109,817	52,732,424	38,101,515	21,223,052
Smart Foundation Flex	9,898,110	18,929,544	12,965,246	11,389,474
Smart Foundation Plus	2,950,350	16,450,964	7,132,718	10,277,094
Smart Foundation VA	8,919,198	12,664,925	7,980,579	11,914,429
Smart Foundation Advisory VA	—	—	—	—

Total Net Assets	$63,028,717	$219,442,423	$114,226,115	$100,520,905

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$12.53	$24.89	$12.16	$31.96

Diversifier II/Optimizer/Retirement Planner VA	$12.71	$55.72	$12.33	$32.72

Inflation Protector Variable Annuity	$14.03	$16.72	$11.91	$19.01

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$12.59	$25.13	$12.21	$32.21

PennFreedom	$12.47	$31.63	$12.10	$31.71

Smart Foundation Flex	$15.00	$15.51	$12.92	$16.90

Smart Foundation Plus	$15.04	$15.55	$12.96	$16.95

Smart Foundation VA	$15.23	$15.74	$13.11	$17.16

Smart Foundation Advisory VA	$12.40	$13.12	$13.45	$10.70

Number of Shares	4,432,760	7,252,471	8,277,920	4,682,302
Cost of Investments	$51,451,204	$149,577,173	$90,974,071	$76,586,496

The accompanying notes are an integral part of these financial statements.

6

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2017

(continued)

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
Assets:
Investments at fair value	$72,348,085	$254,253,581	$329,186,434	$94,790,007
Dividends receivable	—	—	—	—
Receivable for securities sold	—	19,234	102,518	24,740

Liabilities:
Due to The Penn Mutual Life Insurance Company	5,926	20,723	26,829	7,649
Payable for securities purchased	95,726	—	—	—

Total Net Assets	$72,246,433	$254,252,092	$329,262,123	$94,807,098

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$14,441,317	$65,853,107	$64,240,608	$21,924,745
Diversifier II/Optimizer/Retirement Planner VA	727,522	1,894,423	2,262,290	2,155,367
Inflation Protector Variable Annuity	12,177,380	31,529,275	41,510,210	10,023,225
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	5,265,787	22,287,515	39,468,811	12,178,606
PennFreedom	11,518,973	52,759,645	72,011,001	19,495,999
Smart Foundation Flex	8,882,190	39,666,782	43,015,094	8,307,105
Smart Foundation Plus	7,668,719	15,804,327	30,970,477	11,080,477
Smart Foundation VA	11,564,545	24,457,018	35,783,632	9,641,574
Smart Foundation Advisory VA	—	—	—	—

Total Net Assets	$72,246,433	$254,252,092	$329,262,123	$94,807,098

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$17.12	$17.60	$15.74	$14.33

Diversifier II/Optimizer/Retirement Planner VA	$17.36	$17.85	$15.96	$14.53

Inflation Protector Variable Annuity	$18.52	$17.39	$15.66	$13.87

Olympia XT Advisor	$—	$—	$—	$—

Penn Freedom Advisor	$—	$—	$—	$—

Pennant Select	$17.20	$17.68	$15.81	$14.40

PennFreedom	$17.04	$17.52	$15.66	$14.26

Smart Foundation Flex	$17.21	$16.16	$14.60	$13.05

Smart Foundation Plus	$17.26	$16.21	$14.64	$13.09

Smart Foundation VA	$17.47	$16.41	$14.82	$13.25

Smart Foundation Advisory VA	$11.96	$11.71	$11.35	$10.95

Number of Shares	3,763,144	12,933,510	18,805,765	5,978,231
Cost of Investments	$52,796,108	$179,589,013	$235,604,106	$77,041,242

The accompanying notes are an integral part of these financial statements.

7

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2017

(continued)

	Conservative Allocation Fund	High Income Bond Fund II	Financial Services Fund†	Health Care Fund††
Assets:
Investments at fair value	$54,666,729	$77,592	$—	$—
Dividends receivable	—	—	—	—
Receivable for securities sold	4,530	3	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	4,363	6	—	—
Payable for securities purchased	—	—	—	—

Total Net Assets	$54,666,896	$77,589	$—	$—

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$14,647,845	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	567,049	—	—	—
Inflation Protector Variable Annuity	3,515,122	—	—	—
Olympia XT Advisor	—	77,589	—	—
Penn Freedom Advisor	—	—	—	—
Pennant Select	8,434,424	—	—	—
PennFreedom	13,305,445	—	—	—
Smart Foundation Flex	3,078,659	—	—	—
Smart Foundation Plus	6,406,869	—	—	—
Smart Foundation VA	4,711,483	—	—	—
Smart Foundation Advisory VA	—	—	—	—

Total Net Assets	$54,666,896	$77,589	$—	$—

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$12.84	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$13.02	$—	$—	$—

Inflation Protector Variable Annuity	$12.02	$—	$—	$—

Olympia XT Advisor	$—	$25.55	$13.11	$29.45

Penn Freedom Advisor	$—	$24.76	$12.70	$28.55

Pennant Select	$12.90	$—	$—	$—

PennFreedom	$12.78	$—	$—	$—

Smart Foundation Flex	$11.51	$—	$—	$—

Smart Foundation Plus	$11.55	$—	$—	$—

Smart Foundation VA	$11.69	$—	$—	$—

Smart Foundation Advisory VA	$10.60	$—	$—	$—

Number of Shares	3,855,519	11,378	—	—
Cost of Investments	$48,843,359	$71,933	$—	$—

†	Financial Services Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††	Health Care Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

8

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2017

(continued)

	Russell 2000 1.5x Strategy Fund	Nova Fund†††	NASDAQ-100 Fund††††	Technology Fund†††††
Assets:
Investments at fair value	$28,727	$—	$—	$—
Dividends receivable	—	—	—	—
Receivable for securities sold	1	—	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	3	—	—	—
Payable for securities purchased	—	—	—	—

Total Net Assets	$28,725	$—	$—	$—

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—	—
Inflation Protector Variable Annuity	—	—	—	—
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	28,725	—	—	—
Pennant Select	—	—	—	—
PennFreedom	—	—	—	—
Smart Foundation Flex	—	—	—	—
Smart Foundation Plus	—	—	—	—
Smart Foundation VA	—	—	—	—
Smart Foundation Advisory VA	—	—	—	—

Total Net Assets	$28,725	$—	$—	$—

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$27.16	$27.06	$37.07	$25.74

Penn Freedom Advisor	$26.33	$26.23	$35.93	$24.95

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Smart Foundation Flex	$—	$—	$—	$—

Smart Foundation Plus	$—	$—	$—	$—

Smart Foundation VA	$—	$—	$—	$—

Smart Foundation Advisory VA	$—	$—	$—	$—

Number of Shares	385	—	—	—
Cost of Investments	$6,170	$—	$—	$—

†††	Nova Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††††	NASDAQ-100 Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
†††††	Technology Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

9

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2017

(continued)

	Inverse S&P 500 Strategy Fund††††††	Government Long Bond 1.2x Strategy Fund†††††††	U.S. Government Money Market Fund	Utilites Fund††††††††
Assets:
Investments at fair value	$—	$—	$4,104	$—
Dividends receivable	—	—	—	—
Receivable for securities sold	—	—	—	—

Liabilities:
Due to The Penn Mutual Life Insurance Company	—	—	—	—
Payable for securities purchased	—	—	—	—

Total Net Assets	$—	$—	$4,104	$—

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—	—	—
Inflation Protector Variable Annuity	—	—	—	—
Olympia XT Advisor	—	—	—	—
Penn Freedom Advisor	—	—	4,104	—
Pennant Select	—	—	—	—
PennFreedom	—	—	—	—
Smart Foundation Flex	—	—	—	—
Smart Foundation Plus	—	—	—	—
Smart Foundation VA	—	—	—	—
Smart Foundation Advisory VA	—	—	—	—

Total Net Assets	$—	$—	$4,104	$—

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—	$—	$—

Inflation Protector Variable Annuity	$—	$—	$—	$—

Olympia XT Advisor	$1.64	$21.76	$9.00	$21.45

Penn Freedom Advisor	$1.59	$21.09	$8.72	$20.79

Pennant Select	$—	$—	$—	$—

PennFreedom	$—	$—	$—	$—

Smart Foundation Flex	$—	$—	$—	$—

Smart Foundation Plus	$—	$—	$—	$—

Smart Foundation VA	$—	$—	$—	$—

Smart Foundation Advisory VA	$—	$—	$—	$—

Number of Shares	—	—	4,104	—
Cost of Investments	$—	$—	$4,104	$—

††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
†††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.
††††††††	Utilities Fund held no assets at December 31, 2015 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

10

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF ASSETS AND LIABILITIES — DECEMBER 31, 2017

(continued)

	Equity Income Portfolio II	International Stock Portfolio
Assets:
Investments at fair value	$123,912	$36,447
Dividends receivable	—	—
Receivable for securities sold	5	1

Liabilities:
Due to The Penn Mutual Life Insurance Company	10	3
Payable for securities purchased	—	—

Total Net Assets	$123,907	$36,445

TOTAL NET ASSETS REPRESENTED BY:
Net Assets of Contract owners:
Commander/Enhanced Credit VA	$—	$—
Diversifier II/Optimizer/Retirement Planner VA	—	—
Inflation Protector Variable Annuity	—	—
Olympia XT Advisor	123,907	36,445
Penn Freedom Advisor	—	—
Pennant Select	—	—
PennFreedom	—	—
Smart Foundation Flex	—	—
Smart Foundation Plus	—	—
Smart Foundation VA	—	—
Smart Foundation Advisory VA	—	—

Total Net Assets	$123,907	$36,445

Accumulation of Unit Values:
Commander/Enhanced Credit VA	$—	$—

Diversifier II/Optimizer/Retirement Planner VA	$—	$—

Inflation Protector Variable Annuity	$—	$—

Olympia XT Advisor	$22.57	$20.28

Penn Freedom Advisor	$22.18	$19.66

Pennant Select	$—	$—

PennFreedom	$—	$—

Smart Foundation Flex	$—	$—

Smart Foundation Plus	$—	$—

Smart Foundation VA	$—	$—

Smart Foundation Advisory VA	$—	$—

Number of Shares	4,250	2,101
Cost of Investments	$120,754	$31,815

The accompanying notes are an integral part of these financial statements.

11

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2017

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund	Flexibly Managed Fund
Net Investment Income (Loss):
Dividends	$7,679	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	1,015,914	1,106,398	3,359,131	1,699,143	45,600,268
Contract administration charges	112,089	124,646	365,371	179,308	4,826,320

Net investment income (loss)	(1,120,324)	(1,231,044)	(3,724,502)	(1,878,451)	(50,426,588)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	920,047	5,727,043	5,518,610	168,943,407
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	—	920,047	5,727,043	5,518,610	168,943,407
Net change in unrealized gain (loss) of investments	—	508,526	5,624,542	3,673,602	301,177,403

Net realized and unrealized gain (loss) on investments	—	1,428,573	11,351,585	9,192,212	470,120,810

Net increase (decrease) in net assets resulting from operations	$(1,120,324)	$197,529	$7,627,083	$7,313,761	$419,694,222

The accompanying notes are an integral part of these financial statements.

12

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2017

(continued)

	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund	Large Core Growth Fund	Large Cap Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	763,287	2,807,934	374,179	765,408	1,472,625
Contract administration charges	74,879	279,459	40,774	59,281	130,364

Net investment income (loss)	(838,166)	(3,087,393)	(414,953)	(824,689)	(1,602,989)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	3,477,046	19,832,477	2,168,578	4,435,149	6,684,382
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	3,477,046	19,832,477	2,168,578	4,435,149	6,684,382
Net change in unrealized gain (loss) of investments	4,240,781	39,647,839	4,776,294	12,255,570	8,836,600

Net realized and unrealized gain (loss) on investments	7,717,827	59,480,316	6,944,872	16,690,719	15,520,982

Net increase (decrease) in net assets resulting from operations	$6,879,661	$56,392,923	$6,529,919	$15,866,030	$13,917,993

The accompanying notes are an integral part of these financial statements.

13

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2017

(continued)

	Large Core Value Fund	Index 500 Fund	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	1,038,208	3,572,159	957,209	1,530,164	688,080
Contract administration charges	103,904	377,377	99,686	156,221	75,628

Net investment income (loss)	(1,142,112)	(3,949,536)	(1,056,895)	(1,686,385)	(763,708)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	7,783,669	24,815,794	4,653,349	10,153,503	7,953,261
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	7,783,669	24,815,794	4,653,349	10,153,503	7,953,261
Net change in unrealized gain (loss) of investments	3,621,644	27,801,856	13,023,769	8,457,592	(2,168,803)

Net realized and unrealized gain (loss) on investments	11,405,313	52,617,650	17,677,118	18,611,095	5,784,458

Net increase (decrease) in net assets resulting from operations	$10,263,201	$48,668,114	$16,620,223	$16,924,710	$5,020,750

The accompanying notes are an integral part of these financial statements.

14

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2017

(continued)

	SMID Cap Growth Fund	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	617,854	697,848	729,923	2,262,266	767,874
Contract administration charges	67,353	75,179	71,039	236,148	84,723

Net investment income (loss)	(685,207)	(773,027)	(800,962)	(2,498,414)	(852,597)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	2,582,074	5,306,898	3,746,588	18,463,306	5,377,638
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	2,582,074	5,306,898	3,746,588	18,463,306	5,377,638
Net change in unrealized gain (loss) of investments	8,292,148	1,005,794	8,568,208	1,902,879	1,998,325

Net realized and unrealized gain (loss) on investments	10,874,222	6,312,692	12,314,796	20,366,185	7,375,963

Net increase (decrease) in net assets resulting from operations	$10,189,015	$5,539,665	$11,513,834	$17,867,771	$6,523,366

The accompanying notes are an integral part of these financial statements.

15

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2017

(continued)

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund	Aggressive Allocation Fund
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	755,255	2,753,633	1,389,215	1,359,231	875,729
Contract administration charges	83,840	284,481	151,919	147,778	96,263

Net investment income (loss)	(839,095)	(3,038,114)	(1,541,134)	(1,507,009)	(971,992)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	1,793,907	15,633,998	1,239,511	7,540,169	3,253,298
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	1,793,907	15,633,998	1,239,511	7,540,169	3,253,298
Net change in unrealized gain (loss) of investments	10,385,427	41,390,609	29,533,425	(184,182)	8,565,807

Net realized and unrealized gain (loss) on investments	12,179,334	57,024,607	30,772,936	7,355,987	11,819,105

Net increase (decrease) in net assets resulting from operations	$11,340,239	$53,986,493	$29,231,802	$5,848,978	$10,847,113

The accompanying notes are an integral part of these financial statements.

16

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2017

(continued)

	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund	Conservative Allocation Fund	High Income Bond Fund II
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$5,050

Expense:
Mortality and expense risk charges	3,277,439	4,357,582	1,257,996	705,379	954
Contract administration charges	364,812	484,758	139,374	80,512	115

Net investment income (loss)	(3,642,251)	(4,842,340)	(1,397,370)	(785,891)	3,981

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	10,116,983	17,370,932	3,784,068	1,322,704	72
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	10,116,983	17,370,932	3,784,068	1,322,704	72
Net change in unrealized gain (loss) of investments	29,423,299	25,288,786	5,252,570	1,998,712	(39)

Net realized and unrealized gain (loss) on investments	39,540,282	42,659,718	9,036,638	3,321,416	33

Net increase (decrease) in net assets resulting from operations	$35,898,031	$37,817,378	$7,639,268	$2,535,525	$4,014

The accompanying notes are an integral part of these financial statements.

17

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2017

(continued)

	Financial Services Fund†	Health Care Fund††	Russell 2000 1.5x Strategy Fund	Nova Fund†††	NASDAQ-100 Fund††††
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	—	—	375	—	—
Contract administration charges	—	—	39	—	—

Net investment income (loss)	—	—	(414)	—	—

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	—	354	—	—
Realized gains distributions	—	—	762	—	—

Net realized gain (loss) from investment transactions	—	—	1,116	—	—
Net change in unrealized gain (loss) of investments	—	—	3,708	—	—

Net realized and unrealized gain (loss) on investments	—	—	4,824	—	—

Net increase (decrease) in net assets resulting from operations	$—	$—	$4,410	$—	$—

†	Financial Services Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option .
††	Health Care Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option .
†††	Nova Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option .
††††	NASDAQ-100 Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option ..

The accompanying notes are an integral part of these financial statements.

18

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2017

(continued)

	Technology Fund†††††	Inverse S&P 500 Strategy Fund††††††	Government Long Bond 1.2x Strategy Fund†††††††	U.S. Government Money Market Fund	Utilites Fund††††††††
Net Investment Income (Loss):
Dividends	$—	$—	$—	$—	$—

Expense:
Mortality and expense risk charges	—	—	—	60	—
Contract administration charges	—	—	—	7	—

Net investment income (loss)	—	—	—	(67)	—

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	—	—	—	—	—
Realized gains distributions	—	—	—	—	—

Net realized gain (loss) from investment transactions	—	—	—	—	—
Net change in unrealized gain (loss) of investments	—	—	—	—	—

Net realized and unrealized gain (loss) on investments	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations	$—	$—	$—	$(67)	$—

†††††	Technology Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option .
††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option .
†††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option .
††††††††	Utilities Fund held no assets at December 31, 2014 in Account III. However, the fund is an investment option .

The accompanying notes are an integral part of these financial statements.

19

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF OPERATIONS — FOR THE YEAR ENDED DECEMBER 31, 2017

(continued)

	Equity Income Portfolio II	International Stock Portfolio
Net Investment Income (Loss):
Dividends	$1,761	$380

Expense:
Mortality and expense risk charges	1,429	419
Contract administration charges	171	50

Net investment income (loss)	161	(89)

Net Realized and Unrealized Gains (Losses) on Investments:
Realized gain (loss) from redemption of fund shares	81	45
Realized gains distributions	11,685	1,399

Net realized gain (loss) from investment transactions	11,766	1,444
Net change in unrealized gain (loss) of investments	3,411	6,192

Net realized and unrealized gain (loss) on investments	15,177	7,636

Net increase (decrease) in net assets resulting from operations	$15,338	$7,547

The accompanying notes are an integral part of these financial statements.

20

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	Money Market Fund		Limited Maturity Bond Fund		Quality Bond Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(1,120,324)	$(1,294,250)	$(1,231,044)	$(1,296,904)	$(3,724,502)	$(3,885,056)
Net realized gains (losses) from investment transactions	—	—	920,047	592,026	5,727,043	6,641,514
Net change in unrealized gain (loss) of investments	—	—	508,526	1,679,207	5,624,542	4,537,326

Net increase (decrease) in net assets resulting from operations	(1,120,324)	(1,294,250)	197,529	974,329	7,627,083	7,293,784

Variable Annuity Activities:
Purchase payments	4,564,962	6,512,443	2,230,719	2,346,867	9,881,573	11,666,643
Surrender benefits	(28,555,762)	(28,008,247)	(10,250,745)	(6,357,693)	(24,127,795)	(23,127,543)
Net transfers	(2,703,656)	45,936,437	1,542,410	(355,697)	3,476,655	6,787,206
Payments for supplementary contracts without life contingency	—	—	—	—	(271)	(279)
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(718,766)	(764,086)	(695,535)	(765,943)	(2,088,229)	(2,209,365)
Annuity benefits	(1,774,640)	(905,895)	(663,138)	(656,803)	(1,667,933)	(2,974,088)

Net increase (decrease) in net assets resulting from variable annuity activities	(29,187,862)	22,770,652	(7,836,289)	(5,789,269)	(14,526,000)	(9,857,426)

Total increase (decrease) in net assets	(30,308,186)	21,476,402	(7,638,760)	(4,814,940)	(6,898,917)	(2,563,642)
Net Assets:
Beginning of year	95,978,389	74,501,987	88,380,777	93,195,717	254,822,081	257,385,723

End of year	$65,670,203	$95,978,389	$80,742,017	$88,380,777	$247,923,164	$254,822,081

	High Yield Bond Fund		Flexibly Managed Fund		Balanced Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(1,878,451)	$(1,771,558)	$(50,426,588)	$(45,368,538)	$(838,166)	$(785,824)
Net realized gains (losses) from investment transactions	5,518,610	4,291,437	168,943,407	133,903,354	3,477,046	2,904,017
Net change in unrealized gain (loss) of investments	3,673,602	13,394,805	301,177,403	107,109,948	4,240,781	1,494,836

Net increase (decrease) in net assets resulting from operations	7,313,761	15,914,684	419,694,222	195,644,764	6,879,661	3,613,029

Variable Annuity Activities:
Purchase payments	5,436,498	3,968,691	170,046,327	193,528,086	2,164,677	1,605,938
Surrender benefits	(11,927,200)	(9,962,615)	(235,646,224)	(188,758,224)	(4,613,488)	(4,066,297)
Net transfers	3,604,648	1,610,813	71,583,992	94,064,479	732,232	1,593,126
Payments for supplementary contracts without life contingency	(421)	(399)	(1,939)	(1,829)	—	—
Payments for supplementary contracts with life contingency	(2,240)	(2,076)	(4,356)	(4,036)	—	—
Contract administration charges	(1,053,565)	(1,021,833)	(30,104,478)	(27,437,109)	(431,571)	(410,849)
Annuity benefits	(1,187,668)	(1,332,557)	(24,921,535)	(21,480,364)	(683,883)	(782,288)

Net increase (decrease) in net assets resulting from variable annuity activities	(5,129,948)	(6,739,976)	(49,048,213)	49,911,003	(2,832,033)	(2,060,370)

Total increase (decrease) in net assets	2,183,813	9,174,708	370,646,009	245,555,767	4,047,628	1,552,659
Net Assets:
Beginning of year	126,518,893	117,344,185	3,170,251,548	2,924,695,781	55,900,848	54,348,189

End of year	$128,702,706	$126,518,893	$3,540,897,557	$3,170,251,548	$59,948,476	$55,900,848

The accompanying notes are an integral part of these financial statements.

21

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

(continued)

	Large Growth Stock Fund		Large Cap Growth Fund		Large Core Growth Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(3,087,393)	$(2,650,054)	$(414,953)	$(372,290)	$(824,689)	$(746,858)
Net realized gains (losses) from investment transactions	19,832,477	13,848,444	2,168,578	1,568,906	4,435,149	3,325,272
Net change in unrealized gain (loss) of investments	39,647,839	(11,999,726)	4,776,294	(160,935)	12,255,570	(3,317,652)

Net increase (decrease) in net assets resulting from operations	56,392,923	(801,336)	6,529,919	1,035,681	15,866,030	(739,238)

Variable Annuity Activities:
Purchase payments	8,618,147	9,494,056	1,065,864	581,108	1,669,947	1,272,964
Surrender benefits	(15,771,965)	(11,447,021)	(1,727,442)	(1,602,930)	(5,169,061)	(3,517,423)
Net transfers	(376,722)	(2,869,687)	(637,311)	(521,890)	1,830,262	(1,811,292)
Payments for supplementary contracts without life contingency	(1,164)	(989)	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(1,570,494)	(1,428,663)	(210,680)	(200,472)	(291,948)	(274,618)
Annuity benefits	(1,323,632)	(1,552,225)	(220,887)	(124,350)	(374,516)	(573,981)

Net increase (decrease) in net assets resulting from variable annuity activities	(10,425,830)	(7,804,529)	(1,730,456)	(1,868,534)	(2,335,316)	(4,904,350)

Total increase (decrease) in net assets	45,967,093	(8,605,865)	4,799,463	(832,853)	13,530,714	(5,643,588)
Net Assets:
Beginning of year	186,174,221	194,780,086	25,218,826	26,051,679	52,042,334	57,685,922

End of year	$232,141,314	$186,174,221	$30,018,289	$25,218,826	$65,573,048	$52,042,334

	Large Cap Value Fund		Large Core Value Fund		Index 500 Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(1,602,989)	$(1,486,771)	$(1,142,112)	$(1,162,775)	$(3,949,536)	$(3,592,922)
Net realized gains (losses) from investment transactions	6,684,382	5,771,054	7,783,669	6,312,669	24,815,794	17,592,698
Net change in unrealized gain (loss) of investments	8,836,600	5,830,742	3,621,644	945,329	27,801,856	9,510,759

Net increase (decrease) in net assets resulting from operations	13,917,993	10,115,025	10,263,201	6,095,223	48,668,114	23,510,535

Variable Annuity Activities:
Purchase payments	1,999,659	1,889,466	2,004,584	1,943,150	7,658,201	8,435,885
Surrender benefits	(9,101,363)	(8,328,658)	(7,370,115)	(5,943,597)	(20,782,519)	(14,975,964)
Net transfers	2,033,439	(1,600,226)	(3,785,176)	(2,494,062)	(4,492,302)	(472,198)
Payments for supplementary contracts without life contingency	(1,042)	(952)	—	—	(687)	(615)
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(665,885)	(625,282)	(533,676)	(563,293)	(2,337,522)	(2,275,132)
Annuity benefits	(1,066,148)	(904,092)	(964,617)	(892,830)	(2,298,169)	(1,476,473)

Net increase (decrease) in net assets resulting from variable annuity activities	(6,801,340)	(9,569,744)	(10,649,000)	(7,950,632)	(22,252,998)	(10,764,497)

Total increase (decrease) in net assets	7,116,653	545,281	(385,799)	(1,855,409)	26,415,116	12,746,038
Net Assets:
Beginning of year	110,861,332	110,316,051	83,572,278	85,427,687	258,837,015	246,090,977

End of year	$117,977,985	$110,861,332	$83,186,479	$83,572,278	$285,252,131	$258,837,015

The accompanying notes are an integral part of these financial statements.

22

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

(continued)

	Mid Cap Growth Fund		Mid Cap Value Fund		Mid Core Value Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(1,056,895)	$(965,732)	$(1,686,385)	$(1,552,451)	$(763,708)	$(663,928)
Net realized gains (losses) from investment transactions	4,653,349	3,371,254	10,153,503	7,259,954	7,953,261	3,991,797
Net change in unrealized gain (loss) of investments	13,023,769	771,043	8,457,592	9,942,709	(2,168,803)	5,530,402

Net increase (decrease) in net assets resulting from operations	16,620,223	3,176,565	16,924,710	15,650,212	5,020,750	8,858,271

Variable Annuity Activities:
Purchase payments	1,636,713	1,631,428	3,892,806	4,654,910	2,539,181	2,968,388
Surrender benefits	(5,577,151)	(4,692,860)	(7,810,243)	(7,735,377)	(6,498,204)	(3,146,450)
Net transfers	449,552	(1,389,777)	(7,020,403)	(2,488,626)	(572,761)	5,360,388
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(552,724)	(537,227)	(849,892)	(828,778)	(463,756)	(432,109)
Annuity benefits	(518,194)	(533,080)	(968,408)	(913,028)	(701,750)	(229,632)

Net increase (decrease) in net assets resulting from variable annuity activities	(4,561,804)	(5,521,516)	(12,756,140)	(7,310,899)	(5,697,290)	4,520,585

Total increase (decrease) in net assets	12,058,419	(2,344,951)	4,168,570	8,339,313	(676,540)	13,378,856
Net Assets:
Beginning of year	67,779,010	70,123,961	113,298,480	104,959,167	54,670,553	41,291,697

End of year	$79,837,429	$67,779,010	$117,467,050	$113,298,480	$53,994,013	$54,670,553

	SMID Cap Growth Fund		SMID Cap Value Fund		Small Cap Growth Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(685,207)	$(563,384)	$(773,027)	$(672,085)	$(800,962)	$(698,445)
Net realized gains (losses) from investment transactions	2,582,074	1,108,983	5,306,898	2,064,905	3,746,588	2,446,453
Net change in unrealized gain (loss) of investments	8,292,148	1,033,587	1,005,794	8,440,918	8,568,208	1,627,814

Net increase (decrease) in net assets resulting from operations	10,189,015	1,579,186	5,539,665	9,833,738	11,513,834	3,375,822

Variable Annuity Activities:
Purchase payments	3,150,077	1,514,798	1,917,774	2,379,604	1,423,899	1,204,051
Surrender benefits	(2,705,433)	(1,620,966)	(2,959,720)	(2,117,169)	(4,399,635)	(3,770,828)
Net transfers	(269,764)	(745,444)	(3,373,399)	3,066,803	3,326,671	(824,695)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(439,914)	(394,505)	(504,319)	(466,878)	(387,411)	(350,544)
Annuity benefits	(343,274)	(215,010)	(186,559)	(97,444)	(578,262)	(243,954)

Net increase (decrease) in net assets resulting from variable annuity activities	(608,308)	(1,461,127)	(5,106,223)	2,764,916	(614,738)	(3,985,970)

Total increase (decrease) in net assets	9,580,707	118,059	433,442	12,598,654	10,899,096	(610,148)
Net Assets:
Beginning of year	39,836,129	39,718,070	53,672,979	41,074,325	50,344,977	50,955,125

End of year	$49,416,836	$39,836,129	$54,106,421	$53,672,979	$61,244,073	$50,344,977

The accompanying notes are an integral part of these financial statements.

23

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

(continued)

	Small Cap Value Fund		Small Cap Index Fund		Developed International Index Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(2,498,414)	$(2,186,141)	$(852,597)	$(729,087)	$(839,095)	$(720,417)
Net realized gains (losses) from investment transactions	18,463,306	10,740,752	5,377,638	1,862,574	1,793,907	593,000
Net change in unrealized gain (loss) of investments	1,902,879	23,972,842	1,998,325	7,703,755	10,385,427	(404,332)

Net increase (decrease) in net assets resulting from operations	17,867,771	32,527,453	6,523,366	8,837,242	11,340,239	(531,749)

Variable Annuity Activities:
Purchase payments	6,725,642	5,041,204	2,668,002	2,016,818	1,770,480	1,856,350
Surrender benefits	(12,107,608)	(9,720,324)	(3,044,048)	(2,082,317)	(3,233,301)	(1,908,582)
Net transfers	3,170,722	(3,739,541)	(2,142,804)	2,216,794	4,383,339	1,053,990
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	(3,886)	(3,297)	—	—	—	—
Contract administration charges	(1,271,942)	(1,150,928)	(586,337)	(535,639)	(599,243)	(556,399)
Annuity benefits	(1,026,846)	(1,418,768)	(415,720)	(154,230)	(289,030)	(56,606)

Net increase (decrease) in net assets resulting from variable annuity activities	(4,513,918)	(10,991,654)	(3,520,907)	1,461,426	2,032,245	388,753

Total increase (decrease) in net assets	13,353,853	21,535,799	3,002,459	10,298,668	13,372,484	(142,996)
Net Assets:
Beginning of year	171,359,783	149,823,984	57,792,326	47,493,658	49,656,233	49,799,229

End of year	$184,713,636	$171,359,783	$60,794,785	$57,792,326	$63,028,717	$49,656,233

	International Equity Fund		Emerging Markets Equity Fund		Real Estate Securities Fund
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(3,038,114)	$(2,968,443)	$(1,541,134)	$(1,342,066)	$(1,507,009)	$(1,503,668)
Net realized gains (losses) from investment transactions	15,633,998	9,485,530	1,239,511	(600,257)	7,540,169	6,525,903
Net change in unrealized gain (loss) of investments	41,390,609	(19,655,890)	29,533,425	5,794,501	(184,182)	(1,097,931)

Net increase (decrease) in net assets resulting from operations	53,986,493	(13,138,803)	29,231,802	3,852,178	5,848,978	3,924,304

Variable Annuity Activities:
Purchase payments	4,182,547	4,096,698	3,268,431	2,582,906	4,298,611	4,795,307
Surrender benefits	(18,293,944)	(13,979,485)	(6,559,815)	(5,432,405)	(7,100,923)	(7,039,085)
Net transfers	(3,155,866)	(5,239,624)	1,457,497	(3,132,842)	(2,857,096)	(168,184)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	(3,919)	(3,883)
Contract administration charges	(1,582,477)	(1,604,391)	(975,372)	(901,932)	(866,805)	(886,488)
Annuity benefits	(1,560,968)	(1,706,836)	(581,804)	(608,554)	(485,853)	(664,757)

Net increase (decrease) in net assets resulting from variable annuity activities	(20,410,708)	(18,433,638)	(3,391,063)	(7,492,827)	(7,015,985)	(3,967,090)

Total increase (decrease) in net assets	33,575,785	(31,572,441)	25,840,739	(3,640,649)	(1,167,007)	(42,786)
Net Assets:
Beginning of year	185,866,638	217,439,079	88,385,376	92,026,025	101,687,912	101,730,698

End of year	$219,442,423	$185,866,638	$114,226,115	$88,385,376	$100,520,905	$101,687,912

The accompanying notes are an integral part of these financial statements.

24

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

(continued)

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund		Moderate Allocation Fund		Moderately Conservative Allocation Fund
	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(971,992)	$(874,515)	$(3,642,251)	$(3,303,671)	$(4,842,340)	$(4,787,460)	$(1,397,370)	$(1,408,384)
Net realized gains (losses) from investment transactions	3,253,298	2,068,505	10,116,983	11,873,512	17,370,932	13,620,549	3,784,068	3,461,826
Net change in unrealized gain (loss) of investments	8,565,807	2,157,561	29,423,299	4,356,483	25,288,786	7,982,738	5,252,570	2,080,573

Net increase (decrease) in net assets resulting from operations	10,847,113	3,351,551	35,898,031	12,926,324	37,817,378	16,815,827	7,639,268	4,134,015

Variable Annuity Activities:
Purchase payments	3,694,690	1,857,848	5,282,315	7,438,803	7,859,821	8,335,277	1,597,703	3,837,860
Surrender benefits	(2,299,379)	(2,325,384)	(14,228,102)	(12,106,594)	(27,395,275)	(22,651,308)	(7,652,527)	(8,349,376)
Net transfers	1,296,549	(1,591,280)	11,578,181	(15,050,320)	(4,019,715)	(6,175,590)	2,527,114	(1,667,321)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—	—	—
Contract administration charges	(651,245)	(646,879)	(2,483,113)	(2,406,212)	(3,382,182)	(3,490,202)	(850,339)	(876,708)
Annuity benefits	(49,173)	(63,663)	(1,142,183)	(565,055)	(1,988,662)	(3,241,763)	(2,507,417)	(1,324,977)

Net increase (decrease) in net assets resulting from variable annuity activities	1,991,442	(2,769,358)	(992,902)	(22,689,378)	(28,926,013)	(27,223,586)	(6,885,466)	(8,380,522)

Total increase (decrease) in net assets	12,838,555	582,193	34,905,129	(9,763,054)	8,891,365	(10,407,759)	753,802	(4,246,507)
Net Assets:
Beginning of year	59,407,878	58,825,685	219,346,963	229,110,017	320,370,758	330,778,517	94,053,296	98,299,803

End of year	$72,246,433	$59,407,878	$254,252,092	$219,346,963	$329,262,123	$320,370,758	$94,807,098	$94,053,296

	Conservative Allocation Fund	Allocation Fund†	High Income Bond Fund II		Financial Services Fund†		Health Care Fund††
	2017	2016	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(785,891)	$(829,379)	$3,981	$(699)	$—	$—	$—	$—
Net realized gains (losses) from investment transactions	1,322,704	1,906,968	72	44	—	—	—	—
Net change in unrealized gain (loss) of investments	1,998,712	742,568	(39)	5,701	—	—	—	—

Net increase (decrease) in net assets resulting from operations	2,535,525	1,820,157	4,014	5,046	—	—	—	—

Variable Annuity Activities:
Purchase payments	1,267,284	1,141,940	—	—	—	—	—	—
Surrender benefits	(5,744,122)	(6,572,846)	—	(601)	—	—	—	—
Net transfers	4,805,073	(1,121,439)	—	69,130	—	—	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—	—	—
Contract administration charges	(465,967)	(471,004)	—	—	—	—	—	—
Annuity benefits	(501,640)	(166,467)	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(639,372)	(7,189,816)	—	68,529	—	—	—	—

Total increase (decrease) in net assets	1,896,153	(5,369,659)	4,014	73,575	—	—	—	—
Net Assets:
Beginning of year	52,770,743	58,140,402	73,575	—	—	—	—	—

End of year	$54,666,896	$52,770,743	$77,589	$73,575	$—	$—	$—	$—

†	Financial Services Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.
††	Health Care Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

25

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

(continued)

	Russell 2000 1.5x Strategy Fund		Nova Fund†††		NASDAQ-100 Fund††††
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(414)	$(316)	$—	$—	$—	$—
Net realized gains (losses) from investment transactions	1,116	252	—	—	—	—
Net change in unrealized gain (loss) of investments	3,708	5,444	—	—	—	—

Net increase (decrease) in net assets resulting from operations	4,410	5,380	—	—	—	—

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	—	—	—	—	—
Net transfers	(1)	—	—	—	—	—
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(38)	(37)	—	—	—	—
Annuity benefits	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from variable annuity activities	(39)	(37)	—	—	—	—

Total increase (decrease) in net assets	4,371	5,343	—	—	—	—
Net Assets:
Beginning of year	24,354	19,011	—	—	—	—

End of year	$28,725	$24,354	$—	$—	$—	$—

	Technology Fund††††††		Inverse S&P 500 Strategy Fund††††††		Government Long Bond 1.2x Strategy Fund†††††††
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$—	$—	$—	$—	$—	$(100)
Net realized gains (losses) from investment transactions	—	—	—	—	—	3,734
Net change in unrealized gain (loss) of investments	—	—	—	—	—	3,927

Net increase (decrease) in net assets resulting from operations	—	—	—	—	—	7,561

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	—	—	—	—	(1,135)
Net transfers	—	—	—	—	—	(77,848)
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	—	—	—	—	—	(15)
Annuity benefits	—	—	—	—	—	(36,930)

Net increase (decrease) in net assets resulting from variable annuity activities	—	—	—	—	—	(115,928)

Total increase (decrease) in net assets	—	—	—	—	—	(108,367)
Net Assets:
Beginning of year	—	—	—	—	—	108,367

End of year	$—	$—	$—	$—	$—	$—

†††	Nova Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.
††††	NASDAQ-100 Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.
†††††	Technology Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.
††††††	Inverse S&P 500 Strategy Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.
†††††††	Government Long Bond 1.2x Strategy Fund held no assets at December 31, 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

26

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

STATEMENTS OF CHANGES IN NET ASSETS — FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

(continued)

	U.S. Government Money Market Fund		Utilities Fund††††††††		Equity Income Portfolio II
	2017	2016	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(67)	$(719)	$—	$—	$161	$583
Net realized gains (losses) from investment transactions	—	—	—	—	11,766	(10,238)
Net change in unrealized gain (loss) of investments	—	—	—	—	3,411	11,731

Net increase (decrease) in net assets resulting from operations	(67)	(719)	—	—	15,338	2,076

Variable Annuity Activities:
Purchase payments	—	—	—	—	—	—
Surrender benefits	—	—	—	—	—	(2,276)
Net transfers	2	652	—	—	(4)	5,008
Payments for supplementary contracts without life contingency	—	—	—	—	—	—
Payments for supplementary contracts with life contingency	—	—	—	—	—	—
Contract administration charges	(42)	(43)	—	—	—	(19)
Annuity benefits	—	—	—	—	—	(48,894)

Net increase (decrease) in net assets resulting from variable annuity activities	(40)	609	—	—	(4)	(46,181)

Total increase (decrease) in net assets	(107)	(110)	—	—	15,334	(44,105)
Net Assets:
Beginning of year	4,211	4,321	—	—	108,573	152,678

End of year	$4,104	$4,211	$—	$—	$123,907	$108,573

	International Stock Portfolio
	2017	2016
Operations:
Net investment income (loss)	$(89)	$(76)
Net realized gains (losses) from investment transactions	1,444	(6,667)
Net change in unrealized gain (loss) of investments	6,192	3,355

Net increase (decrease) in net assets resulting from operations	7,547	(3,388)

Variable Annuity Activities:
Purchase payments	—	—
Surrender benefits	—	(652)
Net transfers	(2)	2,570
Payments for supplementary contracts without life contingency	—	—
Payments for supplementary contracts with life contingency	—	—
Contract administration charges	—	(5)
Annuity benefits	—	(13,514)

Net increase (decrease) in net assets resulting from variable annuity activities	(2)	(11,601)

Total increase (decrease) in net assets	7,545	(14,989)
Net Assets:
Beginning of year	28,900	43,889

End of year	$36,445	$28,900

††††††††	Utilities Fund held no assets at December 31, 2015 and 2016 in Account III. However, the fund is an investment option.

The accompanying notes are an integral part of these financial statements.

27

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III

Notes to Financial Statements — December 31, 2017

Note 1.    Organization

Penn Mutual Variable Annuity Account III (“Account III”) was established by The Penn Mutual Life Insurance Company (“Penn Mutual”) under the provisions of the Pennsylvania Insurance Law. Account III is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Account III offers units to variable annuity contract owners to provide for the accumulation of value and for the payment of annuities. Account III contains contracts of the Diversifier II, Optimizer, Commander, Penn Freedom, Enhanced Credit Variable Annuity, Pennant Select, Olympia XT Advisor, Penn Freedom Advisor, Retirement Planner VA, Inflation Protector, Smart Foundation Flex, Smart Foundation Plus, Smart Foundation VA and Smart Foundation Advisory VA variable annuity products. Under applicable insurance law, the assets and liabilities of Account III are legally segregated from Penn Mutual’s other assets and liabilities.

Note 2.    Significant Accounting Policies

The preparation of the accompanying financial statements and notes are in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and contract transactions during the reporting period. Actual results could differ significantly with those estimates.

The significant accounting policies of Account III are as follows:

Investments — Assets of Account III are invested into subaccounts which are invested in shares of Penn Series Funds, Inc. (“Penn Series”), an affiliated entity of Penn Mutual: Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds; Federated Insurance Series (“Federated”): High Income Bond Fund II; Rydex Variable Trust (“Rydex”): Financial Services, Health Care, Russell 2000 1.5x Strategy, Nova, NASDAQ-100, Technology, Inverse S&P 500 Strategy, Government Long Bond 1.2x Strategy, U.S. Government Money Market, and Utilities Funds; T. Rowe Price Equity Series, Inc. (“T. Rowe”): Equity Income Portfolio II, and T. Rowe Price International Series, Inc. (“T. Rowe”): International Stock Portfolio.

Penn Series, Federated, Rydex, and T. Rowe are open-end diversified management investment companies.

The investment in shares of these funds or portfolios is carried at fair market value as determined by the underlying net asset value of the respective funds or portfolios. Investment transactions are accounted for on a trade date basis. The resulting net unrealized gains (losses) are reflected in the Statements of Operations. Realized gains (losses) from securities transactions are determined for federal income tax and for financial reporting purposes on the FIFO cost basis.

The amounts shown as receivable for securities sold and payable for securities purchased on the Statements of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the contract owners’ instructions on the first business day subsequent to the close of the period presented.

All dividend distributions received from the underlying Penn Series Funds are reinvested in additional shares of these Funds and are recorded by Account III on the ex-dividend date. The Penn Series Funds have utilized consent dividends to effectively distribute income for income tax purposes. Account III consents to treat these amounts as dividend income for tax purposes although they are not paid by the underlying Penn Series Funds. Therefore, no dividend income is recorded in the statements of operations related to such consent dividends.

28

Note 2.    Significant Accounting Policies (continued)

For the year ended December 31, 2017, consent dividends in Account III were:

Consent Dividends
Money Market Fund	$255
Limited Maturity Bond Fund	1,491,268
Quality Bond Fund	7,569,154
High Yield Bond Fund	6,199,440
Flexibly Managed Fund	284,355,170
Balanced Fund	6,802,869
Large Growth Stock Fund	39,388,881
Large Cap Growth Fund	1,814,781
Large Core Growth Fund	9,015,547
Large Cap Value Fund	8,691,489
Large Core Value Fund	8,902,968
Index 500 Fund	14,356,988
Mid Cap Growth Fund	1,900,782
Mid Cap Value Fund	8,494,319
Mid Core Value Fund	6,072,450
SMID Cap Growth Fund	3,828,726
SMID Cap Value Fund	6,090,465
Small Cap Growth Fund	5,298,471
Small Cap Value Fund	19,435,628
Small Cap Index Fund	4,533,563
Developed International Index Fund	1,334,170
International Equity Fund	25,272,264
Emerging Markets Equity Fund	251,801
Real Estate Securities Fund	5,846,203
Aggressive Allocation Fund	9,938,599
Moderately Aggressive Allocation Fund	34,404,948
Moderate Allocation Fund	48,227,513
Moderately Conservative Allocation Fund	12,727,426
Conservative Allocation Fund	5,124,121

Consent dividends were utilized by the Penn Series Funds only.

Federal Income Taxes — The operations of Account III are included in the federal income tax return of Penn Mutual, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Penn Mutual does not expect to incur federal income taxes on the earnings of Account III to the extent the earnings are credited under the contracts. Based on this, there is no charge to Account III for federal income taxes. Penn Mutual will review, as needed, the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. Account III satisfies the current requirements of the regulations, and Penn Mutual intends that Account III will continue to meet such requirements.

Fair Value Measurement — Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. The inputs to valuation techniques used to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value

29

Note 2.    Significant Accounting Policies (continued)

measurement. Account III has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1 — Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers. iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 — Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. In circumstances where prices from pricing services are reviewed for reasonability but cannot be validated to observable market data as noted above, these security values are recorded in Level 3 in our fair value hierarchy.

Level 3 — Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Penn Mutual’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Prices may also be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on Penn Mutual’s understanding of the market.

The fair value of all the investments in Account III, are at net asset values and the investments are considered actively traded and fall within Level 1.

Note 3.    Purchases and Sales of Investments

The following table shows aggregate cost of shares purchased and proceeds of shares sold for each fund or portfolio for the period ended December, 31, 2017:

	Purchases	Sales
Money Market Fund	$40,081,257	$70,397,061
Limited Maturity Bond Fund	9,961,766	19,027,361
Quality Bond Fund	15,752,341	33,996,542
High Yield Bond Fund	7,336,534	14,341,363
Flexibly Managed Fund	88,067,859	187,426,184
Balanced Fund	3,240,787	6,909,180
Large Growth Stock Fund	12,664,281	26,168,858
Large Cap Growth Fund	2,342,269	4,486,617
Large Core Growth Fund	4,950,445	8,108,080
Large Cap Value Fund	4,927,260	13,328,138
Large Core Value Fund	2,945,926	14,734,869
Index 500 Fund	10,853,405	37,046,860
Mid Cap Growth Fund	4,035,435	9,651,400
Mid Cap Value Fund	3,451,659	17,890,811
Mid Core Value Fund	5,990,539	12,450,118
SMID Cap Growth Fund	7,343,745	8,635,391
SMID Cap Value Fund	6,673,061	12,550,795
Small Cap Growth Fund	5,760,642	7,174,155
Small Cap Value Fund	15,669,150	22,675,846
Small Cap Index Fund	6,785,049	11,156,723
Developed International Index Fund	6,842,257	5,646,665
International Equity Fund	8,916,230	32,357,479
Emerging Markets Equity Fund	8,318,386	13,246,118
Real Estate Securities Fund	5,480,592	14,000,933

30

Note 3.    Purchases and Sales of Investments (continued)

	Purchases	Sales
Aggressive Allocation Fund	$8,796,444	$7,774,315
Moderately Aggressive Allocation Fund	18,256,407	22,882,737
Moderate Allocation Fund	6,111,118	39,870,017
Moderately Conservative Allocation Fund	4,822,211	13,102,447
Conservative Allocation Fund	7,262,056	8,685,763
High Income Bond Fund II	—	1,067
Financial Services Fund	—	—
Health Care Fund	—	—
Russell 2000 1.5x Strategy Fund	—	450
Nova Fund	—	—
NASDAQ-100 Fund	—	—
Technology Fund	—	—
Inverse S&P 500 Strategy Fund	—	—
Government Long Bond 1.2x Strategy Fund	—	—
U.S. Government Money Market Fund	—	108
Utilities Fund	—	—
Equity Income Portfolio II	—	1,600
International Stock Portfolio	—	468

Note 4.    Related Party Transactions and Contract Charges

Penn Mutual received $155,549,902 and $144,709,301 from Account III for mortality and risk expense, contract administration and certain other charges for the years ended December 31, 2017 and 2016. These amounts charged include those assessed through a reduction in unit values as well as those assessed through the redemption of units. Additionally, Penn Series pays Penn Mutual and its affiliates fees for investment advisory and administrative services.

Certain product charges are reflected as a reduction in the unit values. These are stated as a percentage of the account value as follows:

Products	Mortality & Risk Expense	Contract Administration	Maximum Supplemental Rider Charge
Diversifier II/Optimizer	1.25%	None	N/A
Commander	1.25%	0.15%	0.95%
Penn Freedom	1.30%	0.15%	0.95%
Enhanced Credit Variable Annuity	1.25%	0.15%	0.60%
Pennant Select	1.20%	0.15%	0.95%
Olympia XT Advisor	1.25%	0.15%	0.60%
Penn Freedom Advisor	1.45%	0.15%	0.60%
Retirement Planner VA	1.25%	None	0.60%
Inflation Protector Variable Annuity	1.50%	0.15%	2.50%
Smart Foundation Flex	1.50%	0.15%	2.75%
Smart Foundation Plus	1.45%	0.15%	2.75%
Smart Foundation VA	1.25%	0.15%	2.75%
Smart Foundation Advisory VA	0.25%	0.15%	2.50%

Certain product charges are reflected as a redemption of units held by the contract owner. These are as follows:

Products	Annual Contract Charge
Diversifier II/Optimizer	$30 maximum
Commander	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Enhanced Credit Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Pennant Select	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Olympia XT Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Penn Freedom Advisor	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value
Retirement Planner VA	$30 maximum
Inflation Protector Variable Annuity	If Account Value is < $100,000, the lesser of $40 or 2% of the Account Value

31

Note 4.    Related Party Transactions and Contract Charges (continued)

Products	Annual Contract Charge
Smart Foundation Flex	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation Plus	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation VA	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value
Smart Foundation Advisory VA	If Account Value is < $50,000, the lesser of $40 or 2% of the Account Value

Products	Surrender Charge
Diversifier II/Optimizer	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Commander	Maximum charge of 1% of purchase payments received. Charges do not apply after 1 year.
Penn Freedom	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Enhanced Credit Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Pennant Select	Maximum charge of 7% of purchase payments received. Charges do not apply after 7 years.
Olympia XT Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Penn Freedom Advisor	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Retirement Planner VA	Maximum charge of 7% of purchase payments received. Charges do not apply after 10 years.
Inflation Protector Variable Annuity	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Flex	Maximum charge of 8% of purchase payments received. Charges do not apply after 4 years.
Smart Foundation Plus	Maximum charge of 8% of purchase payments received. Charges do not apply after 9 years.
Smart Foundation VA	Maximum charge of 8% of purchase payments received. Charges do not apply after 7 years.
Smart Foundation Advisory VA	Maximum charge of 3% of purchase payments received. Charges do not apply after 3 years.

Premium taxes on purchase payments are withheld from payments prior to the purchase of units. Currently, state premium taxes on purchase payments range from 0.00% to 3.50%.

Note 5.    Accumulation Units

The accumulation units are as follows:

	December 31, 2017			December 31, 2016
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Money Market Fund	4,096,586	(7,080,472)	6,523,638	8,493,155	(6,151,240)	9,507,524
Limited Maturity Bond Fund	899,487	(1,529,389)	6,863,882	1,369,235	(1,791,332)	7,493,784
Quality Bond Fund	1,363,798	(2,194,552)	17,326,308	1,795,183	(1,852,868)	18,157,062
High Yield Bond Fund	560,582	(615,528)	6,415,415	446,429	(606,158)	6,470,361
Flexibly Managed Fund	7,425,829	(3,746,327)	131,680,151	12,166,649	(2,909,663)	128,000,649
Balanced Fund	215,787	(367,906)	3,418,783	228,502	(339,708)	3,570,902
Large Growth Stock Fund	675,108	(1,332,099)	10,539,933	712,092	(1,328,800)	11,196,924
Large Cap Growth Fund	153,685	(260,358)	1,725,751	144,997	(295,332)	1,832,424
Large Core Growth Fund	295,982	(439,642)	3,348,727	100,278	(437,276)	3,492,387
Large Cap Value Fund	312,173	(478,163)	4,789,719	208,307	(603,267)	4,955,709
Large Core Value Fund	190,711	(904,545)	4,848,393	226,129	(824,123)	5,562,227
Index 500 Fund	617,188	(1,597,733)	12,153,473	718,479	(1,201,222)	13,134,018

32

Note 5.    Accumulation Units (continued)

	December 31, 2017			December 31, 2016
Subaccount	Units Issued	Units Redeemed	Ending Unit Balance	Units Issued	Units Redeemed	Ending Unit Balance
Mid Cap Growth Fund	258,556	(545,466)	4,245,080	161,826	(555,045)	4,531,990
Mid Cap Value Fund	200,707	(567,975)	4,060,338	265,996	(437,026)	4,427,606
Mid Core Value Fund	297,003	(479,254)	2,154,550	481,713	(258,134)	2,336,801
SMID Cap Growth Fund	406,859	(420,039)	2,295,943	223,408	(308,250)	2,309,123
SMID Cap Value Fund	330,702	(554,940)	2,343,536	382,654	(233,661)	2,567,774
Small Cap Growth Fund	377,703	(306,738)	2,776,564	129,548	(339,077)	2,705,599
Small Cap Value Fund	673,655	(552,426)	5,286,538	239,836	(461,205)	5,165,309
Small Cap Index Fund	385,850	(578,859)	3,034,031	377,090	(288,239)	3,227,040
Developed International Index Fund	556,238	(438,455)	4,675,582	380,076	(371,717)	4,557,799
International Equity Fund	633,759	(1,339,117)	9,256,935	372,826	(1,100,720)	9,962,293
Emerging Markets Equity Fund	832,513	(1,136,173)	9,271,821	419,002	(1,258,639)	9,575,481
Real Estate Securities Fund	335,021	(501,274)	4,269,151	369,514	(423,952)	4,435,404
Aggressive Allocation Fund	554,570	(439,030)	4,148,630	182,092	(375,887)	4,033,090
Moderately Aggressive Allocation Fund	1,262,542	(1,231,599)	14,854,082	486,293	(2,027,622)	14,823,139
Moderate Allocation Fund	496,240	(2,436,559)	21,448,203	508,039	(2,510,928)	23,388,522
Moderately Conservative Allocation Fund	380,526	(872,696)	6,824,200	425,306	(1,069,385)	7,316,370
Conservative Allocation Fund	631,230	(664,215)	4,396,941	531,900	(1,117,749)	4,429,926
High Income Bond Fund II	—	—	3,037	3,064	(27)	3,037
Financial Services Fund	—	—	—	—	—	—
Health Care Fund	—	—	—	—	—	—
Russell 2000 1.5x Strategy Fund	—	(2)	1,091	—	(2)	1,093
Nova Fund	—	—	—	—	—	—
NASDAQ-100 Fund	—	—	—	—	—	—
Technology Fund	—	—	—	—	—	—
Inverse S&P 500 Strategy Fund	—	—	—	—	—	—
Government Long Bond 1.2x Strategy Fund	—	—	—	—	(5,291)	—
U.S. Government Money Market Fund	—	(5)	470	21,438	(21,443)	475
Utilities Fund	—	—	—	—	—	—
Equity Income Portfolio II	—	—	5,490	5,538	(9,096)	5,490
International Stock Portfolio	—	—	1,797	1,813	(2,764)	1,797

Note 6.    Financial Highlights

Account III is a funding vehicle for a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered within Account III have the lowest and highest total return. Only product designs within each subaccount that has units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered within Account III as contract owners may not have selected all available and applicable contract options.

	January 1, 2017	December 31, 2017			For the Year or Period ended December 31, 2017****
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.01 to $22.53	6,523,638	$8.86 to $22.25	65,675,436	0.01	0.40 to 1.65	(1.62) to (0.19)
Limited Maturity Bond Fund	9.56 to 17.01	6,863,882	9.56 to 17.08	80,748,443	—	0.40 to 1.65	0.02 to 0.42
Quality Bond Fund	10.18 to 41.30	17,326,308	10.41 to 42.65	247,943,135	—	0.40 to 1.65	1.46 to 3.27
High Yield Bond Fund	12.84 to 90.62	6,415,415	10.70 to 96.14	128,713,017	—	0.40 to 1.65	2.53 to 6.09
Flexibly Managed Fund	16.27 to 276.50	131,680,151	11.45 to 314.02	3,541,185,939	—	0.40 to 1.65	5.38 to 13.57
Balanced Fund	14.08 to 16.51	3,418,783	11.38 to 18.63	59,953,230	—	0.40 to 1.65	6.93 to 12.85

33

Note 6.    Financial Highlights (continued)

	January 1, 2017	December 31, 2017			For the Year or Period ended December 31, 2017****
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Large Growth Stock Fund	$11.81 to $81.67	10,539,933	$13.26 to $107.41	232,159,801	—	0.40 to 1.65	11.88 to 31.51
Large Cap Growth Fund	13.24 to 15.43	1,725,751	12.77 to 19.46	30,020,704	—	0.40 to 1.65	11.26 to 26.60
Large Core Growth Fund	14.50 to 17.72	3,348,727	13.23 to 23.14	65,578,045	—	0.40 to 1.65	14.25 to 31.14
Large Cap Value Fund	16.21 to 80.87	4,789,719	11.41 to 91.53	117,987,139	—	0.40 to 1.65	6.72 to 13.18
Large Core Value Fund	14.48 to 17.33	4,848,393	11.47 to 19.64	83,193,011	—	0.40 to 1.65	9.5 to 13.78
Index 500 Fund	17.62 to 30.32	12,153,473	12.10 to 36.38	285,275,020	—	0.40 to 1.65	10.80 to 20.00
Mid Cap Growth Fund	11.81 to 25.94	4,245,080	12.66 to 32.55	79,843,705	—	0.40 to 1.65	12.17 to 25.50
Mid Cap Value Fund	17.49 to 44.93	4,060,338	11.70 to 52.11	117,476,449	—	0.40 to 1.65	6.31 to 16.00
Mid Core Value Fund	18.76 to 26.35	2,154,550	11.11 to 29.03	53,998,336	—	0.40 to 1.65	6.39 to 10.16
SMID Cap Growth Fund	15.83 to 18.63	2,295,943	12.71 to 23.47	49,420,895	—	0.40 to 1.65	10.44 to 25.98
SMID Cap Value Fund	19.22 to 22.36	2,343,536	11.26 to 24.95	54,110,869	—	0.40 to 1.65	10.28 to 11.60
Small Cap Growth Fund	12.47 to 38.47	2,776,564	12.43 to 47.43	61,248,879	—	0.40 to 1.65	9.67 to 23.29
Small Cap Value Fund	18.57 to 70.00	5,286,538	11.18 to 77.6	184,728,300	—	0.40 to 1.65	8.84 to 10.86
Small Cap Index Fund	17.29 to 19.82	3,034,031	11.33 to 22.19	60,799,767	—	0.40 to 1.65	7.67 to 12.38
Developed International Index Fund	10.16 to 12.40	4,675,582	12.40 to 15.23	63,033,852	—	0.40 to 1.65	8.59 to 22.98
International Equity Fund	11.97 to 42.85	9,256,935	13.12 to 55.72	219,459,768	—	0.40 to 1.65	8.75 to 30.05
Emerging Markets Equity Fund	8.96 to 9.85	9,271,821	11.91 to 13.45	114,235,301	—	0.40 to 1.65	12.07 to 33.36
Real Estate Securities Fund	16.00 to 30.84	4,269,151	10.70 to 32.72	100,529,017	—	0.40 to 1.65	1.84 to 6.07
Aggressive Allocation Fund	14.39 to 15.68	4,148,630	11.96 to 18.52	72,252,359	—	0.40 to 1.65	7.96 to 18.59
Moderately Aggressive Allocation Fund	13.98 to 15.37	14,854,082	11.71 to 17.85	254,272,815	—	0.40 to 1.65	7.10 to 16.13
Moderate Allocation Fund	13.02 to 14.18	21,448,203	11.35 to 15.96	329,288,952	—	0.40 to 1.65	5.59 to 12.59
Moderately Conservative Allocation Fund	12.06 to 13.38	6,824,200	10.95 to 14.53	94,814,747	—	0.40 to 1.65	3.93 to 8.62
Conservative Allocation Fund	11.00 to 12.40	4,396,941	10.60 to 13.02	54,671,259	—	0.40 to 1.65	2.33 to 5.06
High Income Bond Fund II	23.53 to 24.22	3,037	24.76 to 25.55	77,595	6.61	1.40 to 1.60	5.25 to 5.46
Financial Services Fund	11.17 to 11.50	—	12.70 to 13.11	—	—	1.40 to 1.60	13.74 to 13.97
Health Care Fund	23.61 to 24.31	—	28.55 to 29.45	—	—	1.40 to 1.60	20.92 to 21.16
Russell 2000 1.5x Strategy Fund	22.29 to 22.95	1,091	26.33 to 27.16	28,728	—	1.40 to 1.60	18.11 to 18.35
Nova Fund	20.23 to 20.83	—	26.23 to 27.06	—	—	1.40 to 1.60	29.70 to 29.95
NASDAQ-100 Fund	27.84 to 28.67	—	35.93 to 37.07	—	—	1.40 to 1.60	29.05 to 29.30
Technology Fund	19.11 to 19.68	—	24.95 to 25.74	—	—	1.40 to 1.60	30.53 to 30.79
Inverse S&P 500 Strategy Fund	1.96 to 2.01	—	1.59 to 1.64	—	—	1.40 to 1.60	(18.66) to (18.50)
Government Long Bond 1.2x Strategy Fund	19.55 to 20.13	—	21.09 to 21.76	—	—	1.40 to 1.60	7.89 to 8.11
U.S. Government Money Market Fund	8.86 to 9.13	470	8.72 to 9.00	4,104	0.01	1.40 to 1.60	(1.56) to (1.37)
Utilities Fund	19.03 to 19.59	—	20.79 to 21.45	—	—	1.40 to 1.60	9.26 to 9.48
Equity Income Portfolio II	19.47 to 19.78	5,490	22.18 to 22.57	123,917	1.53	1.40 to 1.60	13.90 to 14.13
International Stock Portfolio	15.62 to 16.08	1,797	19.66 to 20.28	36,448	1.13	1.40 to 1.60	25.86 to 26.11

	January 1, 2016	December 31, 2016			For the Year ended December 31, 2016
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.15 to $22.81	9,507,524	$9.01 to $22.53	95,978,389	0.01	1.25 to 1.65	(1.62) to (1.23)
Limited Maturity Bond Fund	9.48 to 16.79	7,493,784	9.56 to 17.01	88,380,777	—	1.25 to 1.65	0.91 to 1.32
Quality Bond Fund	9.92 to 40.09	18,157,062	10.18 to 41.30	254,822,081	—	1.25 to 1.65	2.61 to 3.02
High Yield Bond Fund	11.29 to 79.34	6,470,361	12.84 to 90.62	126,518,893	—	1.25 to 1.65	13.76 to 14.21
Flexibly Managed Fund	15.29 to 258.80	128,000,649	16.27 to 276.50	3,170,251,548	—	1.25 to 1.65	6.42 to 6.84
Balanced Fund	13.21 to 15.42	3,570,902	14.08 to 16.51	55,900,848	—	1.25 to 1.65	6.61 to 7.03
Large Growth Stock Fund	11.84 to 81.80	11,196,924	11.81 to 81.67	186,174,221	—	1.25 to 1.65	(0.55) to (0.15)
Large Cap Growth Fund	12.68 to 14.80	1,832,424	13.24 to 15.43	25,218,826	—	1.25 to 1.65	4.23 to 4.65
Large Core Growth Fund	14.69 to 17.99	3,492,387	14.50 to 17.72	52,042,334	—	1.25 to 1.65	(1.51) to (1.12)
Large Cap Value Fund	14.76 to 73.36	4,955,709	16.21 to 80.87	110,861,332	—	1.25 to 1.65	9.79 to 10.23
Large Core Value Fund	13.41 to 16.09	5,562,227	14.48 to 17.33	83,572,278	—	1.25 to 1.65	7.76 to 8.19
Index 500 Fund	16.06 to 27.53	13,134,018	17.62 to 30.32	258,837,015	—	1.25 to 1.65	9.70 to 10.14

34

Note 6.    Financial Highlights (continued)

	January 1, 2016	December 31, 2016			For the Year ended December 31, 2016
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Mid Cap Growth Fund	$11.26 to $24.68	4,531,990	$11.81 to $25.94	67,779,010	—	1.25 to 1.65	4.68 to 5.10
Mid Cap Value Fund	15.17 to 38.81	4,427,606	17.49 to 44.93	113,298,480	—	1.25 to 1.65	15.29 to 15.75
Mid Core Value Fund	15.54 to 21.73	2,336,801	18.76 to 26.35	54,670,553	—	1.25 to 1.65	20.76 to 21.25
SMID Cap Growth Fund	15.15 to 17.75	2,309,123	15.83 to 18.63	39,836,129	—	1.25 to 1.65	4.54 to 4.95
SMID Cap Value Fund	15.61 to 18.08	2,567,774	19.22 to 22.36	53,672,979	—	1.25 to 1.65	23.16 to 23.65
Small Cap Growth Fund	11.64 to 35.83	2,705,599	12.47 to 38.47	50,344,977	—	1.25 to 1.65	6.94 to 7.36
Small Cap Value Fund	15.13 to 56.82	5,165,309	18.57 to 70.00	171,359,783	—	1.25 to 1.65	22.72 to 23.21
Small Cap Index Fund	14.61 to 16.74	3,227,040	17.29 to 19.82	57,792,326	—	1.25 to 1.65	18.41 to 18.88
Developed International Index Fund	10.27 to 12.53	4,557,799	10.16 to 12.40	49,656,233	—	1.25 to 1.65	(1.29) to (0.89)
International Equity Fund	12.83 to 45.75	9,962,293	11.97 to 42.85	185,866,638	—	1.25 to 1.65	(6.71) to (6.33)
Emerging Markets Equity Fund	8.61 to 9.44	9,575,481	8.96 to 9.85	88,385,376	—	1.25 to 1.65	4.07 to 4.49
Real Estate Securities Fund	15.42 to 29.61	4,435,404	16.00 to 30.84	101,687,912	—	1.25 to 1.65	3.77 to 4.18
Aggressive Allocation Fund	13.59 to 14.83	4,033,090	14.39 to 15.68	59,407,878	—	1.25 to 1.65	5.71 to 6.13
Moderately Aggressive Allocation Fund	13.21 to 14.47	14,823,139	13.98 to 15.37	219,346,963	—	1.25 to 1.65	5.77 to 6.19
Moderate Allocation Fund	12.37 to 13.42	23,388,522	13.02 to 14.18	320,370,758	—	1.25 to 1.65	5.22 to 5.64
Moderately Conservative Allocation Fund	11.57 to 12.78	7,316,370	12.06 to 13.38	94,053,256	—	1.25 to 1.65	4.30 to 4.72
Conservative Allocation Fund	10.68 to 11.99	4,429,926	11.00 to 12.40	52,770,743	—	1.25 to 1.65	3.00 to 3.42
High Income Bond Fund II	20.82 to 21.39	3,037	23.53 to 24.22	73,575	—	1.40 to 1.60	13.00 to 13.23
Financial Services Fund	9.80 to 10.07	—	11.17 to 11.50	—	—	1.40 to 1.60	13.99 to 14.22
Health Care Fund	26.56 to 27.30	—	23.61 to 24.31	—	—	1.40 to 1.60	(11.13) to (10.95)
Russell 2000 1.5x Strategy Fund	17.37 to 17.85	1,093	22.29 to 22.95	24,354	—	1.40 to 1.60	28.35 to 28.61
Nova Fund	17.76 to 18.25	—	20.23 to 20.83	—	—	1.40 to 1.60	13.89 to 14.12
NASDAQ-100 Fund	26.69 to 27.43	—	27.84 to 28.67	—	—	1.40 to 1.60	4.30 to 4.51
Technology Fund	17.48 to 17.97	—	19.11 to 19.68	—	—	1.40 to 1.60	9.31 to 9.53
Inverse S&P 500 Strategy Fund	2.26 to 2.32	—	1.96 to 2.01	—	—	1.40 to 1.60	(13.40) to (13.23)
Government Long Bond 1.2x Strategy Fund	19.93 to 20.48	—	19.55 to 20.13	—	0.37	1.40 to 1.60	(1.91) to (1.71)
U.S. Government Money Market Fund	9.01 to 9.25	475	8.86 to 9.13	4,211	—	1.40 to 1.60	(1.58) to (1.38)
Utilities Fund	16.62 to 17.08	—	19.03 to 19.59	—	—	1.40 to 1.60	14.50 to 14.73
Equity Income Portfolio II	16.65 to 16.87	5,490	19.47 to 19.78	108,573	2.96	1.40 to 1.60	16.97 to 17.21
International Stock Portfolio	15.54 to 15.97	1,797	15.62 to 16.08	28,900	0.65	1.40 to 1.60	0.51 to 0.71

	January 1, 2015	December 31, 2015			For the Year ended December 31, 2015
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.30 to $23.10	7,165,609	$9.15 to $22.81	$74,501,987	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Bond Fund	9.56 to 16.86	7,915,881	9.48 to 16.79	93,195,717	—	1.25 to 1.65	(0.87) to (0.47)
Quality Bond Fund	10.04 to 40.44	18,214,747	9.92 to 40.09	257,385,723	—	1.25 to 1.65	(1.27) to (0.87)
High Yield Bond Fund	11.88 to 83.14	6,630,090	11.29 to 79.34	117,344,185	—	1.25 to 1.65	(4.95) to (4.57)
Flexibly Managed Fund	14.80 to 249.59	118,743,663	15.29 to 258.80	2,924,695,781	—	1.25 to 1.65	3.28 to 3.69
Balanced Fund	13.34 to 15.51	3,682,108	13.21 to 15.42	54,348,189	—	1.25 to 1.65	(0.97) to (0.57)
Large Growth Stock Fund	10.87 to 74.95	11,813,632	11.84 to 81.80	194,780,086	—	1.25 to 1.65	8.70 to 9.14
Large Cap Growth Fund	12.89 to 15.07	1,982,759	12.68 to 14.80	26,051,679	—	1.25 to 1.65	(1.79) to (1.39)
Large Core Growth Fund	14.66 to 17.99	3,829,385	14.69 to 17.99	57,685,922	—	1.25 to 1.65	0.02 to 0.42
Large Cap Value Fund	15.69 to 77.66	5,350,669	14.76 to 73.36	110,316,051	—	1.25 to 1.65	(5.92) to (5.54)
Large Core Value Fund	13.72 to 16.49	6,160,221	13.41 to 16.09	85,427,687	—	1.25 to 1.65	(2.43) to (2.04)
Index 500 Fund	16.17 to 27.60	13,616,761	16.06 to 27.53	246,090,977	—	1.25 to 1.65	(0.65) to (0.25)
Mid Cap Growth Fund	12.12 to 26.52	4,925,209	11.26 to 24.68	70,123,961	—	1.25 to 1.65	(7.32) to (6.95)
Mid Cap Value Fund	16.76 to 42.71	4,598,636	15.17 to 38.81	104,959,167	—	1.25 to 1.65	(9.49) to (9.13)
Mid Core Value Fund	16.04 to 22.34	2,113,222	15.54 to 21.73	41,291,697	—	1.25 to 1.65	(3.13) to (2.74)
SMID Cap Growth Fund	15.64 to 18.25	2,393,965	15.15 to 17.75	39,718,070	—	1.25 to 1.65	(3.13) to (2.74)
SMID Cap Value Fund	16.83 to 19.41	2,418,781	15.61 to 18.08	41,074,325	—	1.25 to 1.65	(7.24) to (6.86)
Small Cap Growth Fund	11.77 to 36.16	2,915,128	11.64 to 35.83	50,955,125	—	1.25 to 1.65	(1.29) to (0.90)
Small Cap Value Fund	16.27 to 60.85	5,386,678	15.13 to 56.82	149,823,984	—	1.25 to 1.65	(7.01) to (6.63)

35

Note 6.    Financial Highlights (continued)

	January 1, 2015	December 31, 2015			For the Year ended December 31, 2015
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Small Cap Index Fund	$15.65 to $17.94	3,138,189	$14.61 to $16.74	$47,493,658	—	1.25 to 1.65	(6.67) to (6.30)
Developed International Index Fund	10.57 to 12.88	4,549,440	10.27 to 12.53	49,799,229	—	1.25 to 1.65	(3.00) to (2.61)
International Equity Fund	12.59 to 44.72	10,690,187	12.83 to 45.75	217,439,079	—	1.25 to 1.65	1.90 to 2.30
Emerging Markets Equity Fund	9.83 to 10.74	10,415,118	8.61 to 9.44	92,026,025	—	1.25 to 1.65	(12.35) to (11.99)
Real Estate Securities Fund	14.90 to 28.49	4,489,842	15.42 to 29.61	101,730,698	—	1.25 to 1.65	3.50 to 3.91
Aggressive Allocation Fund	14.01 to 15.32	4,226,885	13.59 to 14.83	58,825,685	—	1.25 to 1.65	(3.20) to (2.81)
Moderately Aggressive Allocation Fund	13.59 to 14.82	16,364,468	13.21 to 14.47	229,110,017	—	1.25 to 1.65	(2.76) to (2.37)
Moderate Allocation Fund	12.65 to 13.66	25,391,411	12.37 to 13.42	330,778,517	—	1.25 to 1.65	(2.18) to (1.79)
Moderately Conservative Allocation Fund	11.79 to 12.97	7,960,449	11.57 to 12.78	98,299,803	—	1.25 to 1.65	(1.85) to (1.46)
Conservative Allocation Fund	10.85 to 12.13	5,015,775	10.68 to 11.99	58,140,402	—	1.25 to 1.65	(1.56) to (1.16)
High Income Bond Fund II	21.71 to 22.27	—	20.82 to 21.39	—	—	1.40 to 1.60	(4.12) to (3.93)
Financial Services Fund	10.37 to 10.63	—	9.80 to 10.07	—	—	1.40 to 1.60	(5.51) to (5.32)
Health Care Fund	25.82 to 26.48	—	26.56 to 27.30	—	—	1.40 to 1.60	2.87 to 3.08
Russell 2000 1.5x Strategy Fund	19.41 to 19.90	1,095	17.37 to 17.85	19,011	—	1.40 to 1.60	(10.52) to (10.34)
Nova Fund	18.18 to 18.64	—	17.76 to 18.25	—	—	1.40 to 1.60	(2.29) to (2.10)
NASDAQ-100 Fund	25.06 to 25.70	—	26.69 to 27.43	—	—	1.40 to 1.60	6.52 to 6.74
Technology Fund	17.57 to 18.02	—	17.48 to 17.97	—	—	1.40 to 1.60	(0.49) to (0.29)
Inverse S&P 500 Strategy Fund	2.40 to 2.46	—	2.26 to 2.32	—	—	1.40 to 1.60	(5.95) to (5.76)
Government Long Bond 1.2x Strategy Fund	21.34 to 21.88	5,291	19.93 to 20.48	108,367	1.06	1.40 to 1.60	(6.60) to (6.41)
U.S. Government Money Market Fund	9.15 to 9.38	480	9.01 to 9.25	4,321	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	18.23 to 18.69	—	16.62 to 17.08	—	—	1.40 to 1.60	(8.83) to (8.65)
Equity Income Portfolio II	18.21 to 18.42	9,048	16.65 to 16.87	152,678	2.32	1.40 to 1.60	(8.58) to (8.40)
International Stock Portfolio	15.94 to 16.34	2,748	15.54 to 15.97	43,889	0.91	1.40 to 1.60	(2.48) to (2.28)

	January 1, 2014	December 31, 2014			For the Year ended December 31, 2014
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.46 to $23.38	7,921,693	$9.30 to $23.10	$84,205,368	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Bond Fund	9.70 to 17.05	8,296,587	9.56 to 16.86	99,241,901	—	1.25 to 1.65	(1.47) to (1.07)
Quality Bond Fund	9.72 to 38.97	18,064,025	10.04 to 40.44	267,380,170	—	1.25 to 1.65	3.38 to 3.79
High Yield Bond Fund	11.86 to 82.66	6,794,756	11.88 to 83.14	130,586,100	—	1.25 to 1.65	0.19 to 0.59
Flexibly Managed Fund	13.42 to 225.40	102,865,327	14.80 to 249.59	2,675,763,880	—	1.25 to 1.65	10.29 to 10.73
Balanced Fund	12.37 to 14.32	3,872,213	13.34 to 15.51	57,974,055	—	1.25 to 1.65	7.86 to 8.29
Large Growth Stock Fund	10.17 to 70.04	12,005,029	10.87 to 74.95	179,666,252	—	1.25 to 1.65	6.59 to 7.02
Large Cap Growth Fund	11.75 to 13.77	1,925,104	12.89 to 15.07	25,559,973	—	1.25 to 1.65	9.47 to 9.91
Large Core Growth Fund	13.81 to 16.97	4,254,224	14.66 to 17.99	63,644,134	—	1.25 to 1.65	5.97 to 6.39
Large Cap Value Fund	14.33 to 70.65	5,439,377	15.69 to 77.66	122,055,628	—	1.25 to 1.65	9.49 to 9.93
Large Core Value Fund	12.51 to 15.06	6,653,466	13.72 to 16.49	93,653,609	—	1.25 to 1.65	9.46 to 9.90
Index 500 Fund	14.51 to 24.67	13,430,873	16.17 to 27.60	245,906,551	—	1.25 to 1.65	11.40 to 11.85
Mid Cap Growth Fund	11.22 to 24.53	5,132,228	12.12 to 26.52	78,166,078	—	1.25 to 1.65	7.70 to 8.13
Mid Cap Value Fund	14.99 to 38.05	4,362,483	16.76 to 42.71	116,883,765	—	1.25 to 1.65	11.81 to 12.26
Mid Core Value Fund	14.01 to 19.44	2,411,786	16.04 to 22.34	49,675,998	—	1.25 to 1.65	14.47 to 14.93
SMID Cap Growth Fund	15.80 to 18.37	2,106,682	15.64 to 18.25	36,346,943	—	1.25 to 1.65	(1.04) to (0.64)
SMID Cap Value Fund	15.66 to 17.99	2,287,099	16.83 to 19.41	42,139,410	—	1.25 to 1.65	7.46 to 7.89
Small Cap Growth Fund	11.07 to 33.95	2,951,597	11.77 to 36.16	53,215,549	—	1.25 to 1.65	6.07 to 6.50
Small Cap Value Fund	15.44 to 57.51	5,155,973	16.27 to 60.85	163,561,074	—	1.25 to 1.65	5.39 to 5.82
Small Cap Index Fund	15.27 to 17.50	2,935,703	15.65 to 17.94	47,586,006	—	1.25 to 1.65	2.50 to 2.91
Developed International Index Fund	11.42 to 13.92	4,425,645	10.57 to 12.88	49,365,626	—	1.25 to 1.65	(7.64) to (7.27)
International Equity Fund	12.44 to 43.98	10,688,903	12.59 to 44.72	220,667,570	—	1.25 to 1.65	1.26 to 1.67
Emerging Markets Equity Fund	10.51 to 11.45	10,420,329	9.83 to 10.74	104,566,513	—	1.25 to 1.65	(6.47) to (6.09)
Real Estate Securities Fund	11.63 to 22.15	4,345,139	14.90 to 28.49	98,707,472	—	1.25 to 1.65	28.10 to 28.61
Aggressive Allocation Fund	13.31 to 14.59	4,272,252	14.01 to 15.32	61,333,257	—	1.25 to 1.65	5.03 to 5.45

36

Note 6.    Financial Highlights (continued)

	January 1, 2014	December 31, 2014			For the Year ended December 31, 2014
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Moderately Aggressive Allocation Fund	$13.00 to $14.12	16,602,015	$13.59 to $14.82	$239,600,535	—	1.25 to 1.65	4.54 to 4.96
Moderate Allocation Fund	12.17 to 13.10	26,498,357	12.65 to 13.66	353,318,651	—	1.25 to 1.65	3.90 to 4.32
Moderately Conservative Allocation Fund	11.41 to 12.50	8,253,338	11.79 to 12.97	104,042,468	—	1.25 to 1.65	3.29 to 3.70
Conservative Allocation Fund	10.63 to 11.84	5,244,717	10.85 to 12.13	61,856,797	—	1.25 to 1.65	2.05 to 2.46
High Income Bond Fund II	21.49 to 21.99	—	21.71 to 22.27	—	—	1.40 to 1.60	1.06 to 1.26
Financial Services Fund	9.36 to 9.58	—	10.37 to 10.63	—	—	1.40 to 1.60	10.79 to 11.01
Health Care Fund	21.06 to 21.55	—	25.82 to 26.48	—	—	1.40 to 1.60	22.64 to 22.89
Russell 2000 1.5x Strategy Fund	18.91 to 19.36	1,097	19.41 to 19.90	21,285	—	1.40 to 1.60	2.63 to 2.84
Nova Fund	15.57 to 15.94	8,677	18.18 to 18.64	161,737	—	1.40 to 1.60	16.70 to 16.94
NASDAQ-100 Fund	21.68 to 22.19	6,241	25.06 to 25.70	160,407	—	1.40 to 1.60	15.58 to 15.81
Technology Fund	16.22 to 16.60	—	17.57 to 18.02	—	—	1.40 to 1.60	8.34 to 8.55
Inverse S&P 500 Strategy Fund	2.85 to 2.92	—	2.40 to 2.46	—	—	1.40 to 1.60	(15.81) to (15.64)
Government Long Bond 1.2x Strategy Fund	16.10 to 16.48	—	21.34 to 21.88	—	0.90	1.40 to 1.60	32.54 to 32.80
U.S. Government Money Market Fund	9.30 to 9.52	485	9.15 to 9.38	4,434	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	15.07 to 15.42	—	18.23 to 18.69	—	—	1.40 to 1.60	20.94 to 21.19
Equity Income Portfolio II	17.28 to 17.44	—	18.21 to 18.42	—	—	1.40 to 1.60	5.40 to 5.61
International Stock Portfolio	16.40 to 16.78	—	15.94 to 16.34	—	—	1.40 to 1.60	(2.81) to (2.61)

	January 1, 2013	December 31, 2013			For the Year ended December 31, 2013
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Money Market Fund	$9.62 to $23.68	6,954,194	$9.46 to $23.38	$76,956,135	0.01	1.25 to 1.65	(1.63) to (1.23)
Limited Maturity Bond Fund	9.87 to 17.28	7,386,747	9.70 to 17.05	90,783,913	—	1.25 to 1.65	(1.72) to (1.33)
Quality Bond Fund	10.85 to 40.66	19,038,523	9.72 to 38.97	282,321,370	—	1.25 to 1.65	(4.56) to (4.17)
High Yield Bond Fund	12.00 to 77.56	6,274,698	11.86 to 82.66	129,687,090	—	1.25 to 1.65	6.14 to 6.57
Flexibly Managed Fund	12.54 to 186.64	88,472,789	13.42 to 225.40	2,307,823,488	—	1.25 to 1.65	20.29 to 20.77
Balanced Fund	12.05 to 12.42	3,925,130	12.37 to 14.32	54,699,169	—	1.25 to 1.65	14.84 to 15.30
Large Growth Stock Fund	7.41 to 50.98	11,752,079	10.17 to 70.04	161,971,873	—	1.25 to 1.65	36.84 to 37.39
Large Cap Growth Fund	9.68 to 11.37	2,041,041	11.75 to 13.77	24,532,544	—	1.25 to 1.65	21.08 to 21.56
Large Core Growth Fund	10.16 to 12.51	4,522,560	13.81 to 16.97	63,350,383	—	1.25 to 1.65	35.65 to 36.19
Large Cap Value Fund	11.85 to 53.70	5,345,802	14.33 to 70.65	112,888,785	—	1.25 to 1.65	31.03 to 31.55
Large Core Value Fund	9.78 to 11.80	7,030,020	12.51 to 15.06	89,601,755	—	1.25 to 1.65	27.65 to 28.17
Index 500 Fund	12.06 to 18.95	12,586,679	14.51 to 24.67	208,588,587	—	1.25 to 1.65	29.71 to 30.23
Mid Cap Growth Fund	8.32 to 18.17	5,535,316	11.22 to 24.53	77,594,155	—	1.25 to 1.65	34.48 to 35.02
Mid Cap Value Fund	12.20 to 28.29	4,193,502	14.99 to 38.05	106,660,713	—	1.25 to 1.65	33.98 to 34.51
Mid Core Value Fund	12.59 to 15.24	2,275,915	14.01 to 19.44	41,597,269	—	1.25 to 1.65	27.04 to 27.55
SMID Cap Growth Fund	12.70 to 13.02	1,766,184	15.80 to 18.37	31,138,018	—	1.25 to 1.65	40.50 to 41.06
SMID Cap Value Fund	12.54 to 13.20	1,886,430	15.66 to 17.99	32,550,681	—	1.25 to 1.65	35.74 to 36.28
Small Cap Growth Fund	8.16 to 24.98	2,917,099	11.07 to 33.95	51,089,120	—	1.25 to 1.65	35.35 to 35.90
Small Cap Value Fund	13.41 to 41.91	4,764,039	15.44 to 57.51	156,251,206	—	1.25 to 1.65	36.66 to 37.20
Small Cap Index Fund	11.54 to 12.88	2,690,652	15.27 to 17.50	42,520,607	—	1.25 to 1.65	35.88 to 36.42
Developed International Index Fund	9.57 to 10.88	3,986,475	11.42 to 13.92	47,446,590	—	1.25 to 1.65	19.10 to 19.58
International Equity Fund	12.87 to 42.03	10,332,974	12.44 to 43.98	219,057,521	—	1.25 to 1.65	4.24 to 4.65
Emerging Markets Equity Fund	10.80 to 10.96	10,320,290	10.51 to 11.45	110,201,487	—	1.25 to 1.65	(2.75) to (2.36)
Real Estate Securities Fund	12.89 to 21.75	4,377,026	11.63 to 22.15	81,177,328	—	1.25 to 1.65	1.44 to 1.85
Aggressive Allocation Fund	11.03 to 12.11	3,971,887	13.31 to 14.59	54,093,458	—	1.25 to 1.65	20.49 to 20.97
Moderately Aggressive Allocation Fund	11.90 to 12.00	15,957,864	13.00 to 14.12	220,885,284	—	1.25 to 1.65	17.21 to 17.68
Moderate Allocation Fund	11.52 to 11.63	26,480,729	12.17 to 13.10	340,334,339	—	1.25 to 1.65	12.24 to 12.69
Moderately Conservative Allocation Fund	11.28 to 11.58	8,751,729	11.41 to 12.50	107,070,466	—	1.25 to 1.65	7.56 to 7.99
Conservative Allocation Fund	10.81 to 11.48	5,663,658	10.63 to 11.84	65,545,737	—	1.25 to 1.65	2.72 to 3.13
High Income Bond Fund II	20.41 to 20.84	36	21.49 to 21.99	785	19.02	1.40 to 1.60	5.29 to 5.50
Financial Services Fund	7.46 to 7.62	—	9.36 to 9.58	—	—	1.40 to 1.60	25.53 to 25.78

37

Note 6.    Financial Highlights (continued)

	January 1, 2013	December 31, 2013			For the Year ended December 31, 2013
Subaccount	Unit Value	Units	Unit Value	Net Assets	Investment Income Ratio*(%)	Expense Ratio**(%)	Total Return***(%)
Health Care Fund	$15.09 to $15.41	—	$21.06 to $21.55	$—	—	1.40 to 1.60	39.56 to 39.84
Russell 2000 1.5x Strategy Fund	12.12 to 12.38	5,970	18.91 to 19.36	115,066	—	1.40 to 1.60	56.05 to 56.36
Nova Fund	10.62 to 10.85	7,882	15.57 to 15.94	125,652	0.06	1.40 to 1.60	46.63 to 46.92
NASDAQ-100 Fund	16.37 to 16.72	4,187	21.68 to 22.19	92,916	—	1.40 to 1.60	32.48 to 32.75
Technology Fund	12.17 to 12.43	—	16.22 to 16.60	—	—	1.40 to 1.60	33.25 to 33.51
Inverse S&P 500 Strategy Fund	3.94 to 4.03	—	2.85 to 2.92	—	—	1.40 to 1.60	(27.68) to (27.54)
Government Long Bond 1.2x Strategy Fund	20.01 to 20.44	—	16.10 to 16.48	—	0.93	1.40 to 1.60	(19.55) to (19.39)
U.S. Government Money Market Fund	9.45 to 9.65	737	9.30 to 9.52	6,850	—	1.40 to 1.60	(1.59) to (1.39)
Utilities Fund	13.48 to 13.77	—	15.07 to 15.42	—	—	1.40 to 1.60	11.82 to 12.05
Equity Income Portfolio II	13.57 to 13.67	131	17.28 to 17.44	2,290	1.18	1.40 to 1.60	27.35 to 27.61
International Stock Portfolio	14.61 to 14.92	49	16.40 to 16.78	26	0.26	1.40 to 1.60	12.24 to 12.47

*	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccounts within Account III from the underlying mutual fund, net of management fees and expenses assessed by the fund manager, divided by the average net assets of the respective subaccounts. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reduction in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying funds in which the subaccount invests and, to the extent the underlying fund utilizes consent dividend rather than paying dividends in cash or reinvested shares, Account III does not record investment income.
**	These ratios represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying subaccount are excluded. Certain previously disclosed expense ratios were changed according to the revisions stated in Footnote 2.
***	These ratios represent the total return for the periods indicated, including changes in the value of the underlying subaccount, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period and reflects a range of actual product total returns.
****	On July 3, 2017 a new product was launched, Smart Foundation Advisory VA, which resulted in a partial year of total return ratios for 2017.

Note 7.    Subsequent Events

Management has evaluated events subsequent to December 31, 2017 and through the Account III Financial Statement date of issuance of April 4, 2018 and has determined that there were no subsequent events requiring recognition of disclosure in the financial statements.

38

PM8442  05/18

PennMutual®
The Penn Mutual
Life Insurance Company
2017 Statutory Financial Statements

PricewaterhouseCoopers LLP, Two Commerce Square — Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042 T: (267) 330 2110, F: (267) 330 3300, www.pwc.com/us

Report of Independent Auditors

To the Board of Trustees of

The Penn Mutual Life Insurance Company:

We have audited the accompanying statutory financial statements of The Penn Mutual Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2017 and 2016, and the related statutory statements of income and changes in surplus and cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America are material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1.

February 16, 2018

($ in Thousands)

Statements of Admitted Assets, Liabilities and Surplus

As of December 31,	2017	2016

ADMITTED ASSETS
Bonds	$9,209,554	$8,629,523
Stocks:
Preferred	112,008	107,952
Common — affiliated	503,949	478,379
Common — unaffiliated	64,362	83,659
Real estate	34,547	33,441
Policy loans	330,687	318,808
Cash and short-term investments	299,313	213,173
Alternative assets	528,493	483,258
Derivatives	95,569	69,966
Other invested assets	557,474	507,515

TOTAL INVESTMENTS	11,735,956	10,925,674

Investment income due and accrued	104,559	114,116
Premiums due and deferred	89,731	78,734
Deferred tax asset	218,068	224,409
Corporate owned life insurance	221,652	213,410
Amounts recoverable from reinsurers	29,720	26,579
Other assets	240,148	220,266
Separate account assets	8,029,575	7,302,608

TOTAL ASSETS	$20,669,409	$19,105,796

LIABILITIES
Reserves and funds for payment of insurance and annuity benefits	$8,885,673	$8,428,158
Dividends to policyholders payable in the following year	96,395	58,304
Policy claims in process	51,629	45,528
Interest maintenance reserve	160,106	147,441
Asset valuation reserve	141,481	118,526
Drafts outstanding	36,896	25,109
Funds held under coinsurance	849,354	707,302
Other liabilities	386,999	316,187
Derivatives	333,901	216,017
Separate account liabilities	8,029,575	7,302,608

TOTAL LIABILITIES	18,972,009	17,365,180

SURPLUS
Surplus notes	389,816	389,606
Unassigned surplus	1,307,584	1,351,010

TOTAL SURPLUS	1,697,400	1,740,616

TOTAL LIABILITIES AND SURPLUS	$20,669,409	$19,105,796

The accompanying notes are an integral part of these financial statements.

2017 Statutory Financial Statements	Page 1

($ in Thousands)

Statements of Income and Changes in Surplus

For the Years Ended December 31,	2017	2016

REVENUE
Premium and annuity considerations	$830,599	$1,269,008
Net investment income	553,138	520,466
Other revenue	676,785	547,979

TOTAL REVENUE	2,060,522	2,337,453

BENEFITS AND EXPENSES
Benefits paid to policyholders and beneficiaries	1,108,084	1,269,437
Increase in reserves for payment of future insurance and annuity benefits	408,268	653,172
Commissions	146,628	148,544
Operating expenses	306,622	314,974
Other expenses	254,450	83,066
Net transfer (from) separate accounts	(200,019)	(234,134)

TOTAL BENEFITS AND EXPENSES	2,024,033	2,235,059

GAIN FROM OPERATIONS BEFORE DIVIDENDS AND FEDERAL INCOME TAX BENEFITS	36,489	102,394

Dividends to policyholders	96,924	60,637

(LOSS)/GAIN FROM OPERATIONS BEFORE FEDERAL INCOME TAX EXPENSE	(60,435)	41,757

Federal income tax (benefit)	(87,848)	(31,661)

GAIN FROM OPERATIONS	27,413	73,418

Net realized capital (losses)/gains, net of tax	(67,901)	25,943

NET (LOSS)/INCOME	$(40,488)	$99,361

SURPLUS
Net (loss)/income	$(40,488)	$99,361
Change due to reinsurance	53,080	(3,100)
Change in asset valuation reserve	(22,955)	(37,014)
Change in net unrealized capital losses, net of tax	(38,974)	(62,326)
Change in net deferred income tax	(90,706)	(5,827)
Change in funded status of postretirement plans, net of tax	(83)	(3,080)
Change in surplus notes	210	194
Change in nonadmitted assets	96,700	(35,284)

Change in surplus	(43,216)	(47,076)

Surplus, beginning of year	1,740,616	1,787,692

Surplus, end of year	$1,697,400	$1,740,616

The accompanying notes are an integral part of these financial statements.

Page 2	The Penn Mutual Life Insurance Company

($ in Thousands)

Statements of Cash Flows

For the Years Ended December 31,	2017	2016

OPERATIONS
Premium and annuity considerations	$1,341,507	$1,486,589
Net investment income	624,375	547,503
Other revenue	259,755	280,996

CASH PROVIDED BY OPERATIONS	2,225,637	2,315,088

Benefits paid	1,062,133	1,207,770
Commissions and operating expenses	679,538	531,564
Net transfers (from)/to separate accounts	(218,787)	(255,747)
Dividends to policyholders	14,578	15,621
Taxes (refunded)/paid on operating income and realized investment losses	(4,316)	(19,674)

CASH USED IN OPERATIONS	1,533,146	1,479,534

NET CASH PROVIDED BY OPERATIONS	692,491	835,554

INVESTMENT ACTIVITIES
Investments sold, matured or repaid:
Bonds	1,318,097	1,097,483
Preferred and common stocks	71,032	58,665
Limited partnerships, real estate and other invested assets	108,246	45,801
Net (losses)/gains on cash, cash equivalents short-term investments	(2)	11
Derivatives	4,655	110,834

NET PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID	1,502,028	1,312,794

Cost of investments acquired:
Bonds	1,899,406	1,587,777
Preferred and common stock	71,789	175,400
Limited partnerships, real estate and other invested assets	214,240	190,118
Derivatives	(7,964)	63,594

TOTAL COST OF INVESTMENTS ACQUIRED	2,177,471	2,016,889

Net increase in policy loans	(4,069)	(7,365)

NET CASH USED IN INVESTMENT ACTIVITIES	(679,512)	(711,460)

FINANCING AND MISCELLANEOUS
Net withdrawals on deposit-type contracts	38,349	(162,484)
Other cash applied, net	34,812	6,492

NET CASH PROVIDED BY/(USED IN) FINANCING AND MISCELLANEOUS	73,161	(155,992)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	86,140	(31,898)

Cash and short-term investments:
Beginning of year	213,173	245,071

End of year	$299,313	$213,173

…continued -

2017 Statutory Financial Statements	Page 3

($ in Thousands)

Statements of Cash Flows (cont’)

For the Years Ended December 31,	2017	2016

Supplemental Disclosure of Cash Flow Information for Non-Cash Transactions:
Common stock acquired as a return of capital/dividend	$5,753	$6,002
Premiums paid from benefits	16,447	27,366
Premiums paid by dividend	44,255	35,002
Premiums paid by policy loan	7,811	6,716
Capitalized interest	1,059	1,463
Bond exchange	46,985	6,179
Other	10,226	5,452

The accompanying notes are an integral part of these financial statements.

Page 4	The Penn Mutual Life Insurance Company

($ in Thousands)

Notes to Financial Statements

Note 1.  NATURE OF OPERATIONS AND BASIS OF PRESENTATION

NATURE OF OPERATIONS  The Penn Mutual Life Insurance Company (the “Company”) is a mutual life insurance company, domiciled in Pennsylvania, which concentrates primarily in the sale of individual life insurance and annuity products. The primary products that the Company currently markets are traditional whole life, one year non-renewable and level term, universal life, indexed universal life, variable universal life, immediate annuities and deferred annuities, both fixed and variable. The Company markets its products through a network of career advisers, and independent advisers. The Company is licensed to write business in all fifty states and the District of Columbia.

On December 31, 2016, the Company acquired Vantis Life Insurance Company (“Vantis”), a Connecticut domiciled direct writer of individual tax deferred annuities and ordinary and group life insurance. Vantis is licensed to write life insurance and annuity products in forty-nine states and the District of Columbia. Vantis was acquired under the statutory purchase method at a cost of $75,779, which included goodwill of $21,401.

BASIS OF PRESENTATION  The accompanying financial statements of the Company have been prepared in conformity with the National Association of Insurance Commissioner’s (“NAIC”) Practices and Procedures manual and with statutory accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (collectively “SAP” or “statutory accounting principles”). Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company currently has no permitted practices.

Statutory accounting principles are different in some respects from U.S. Generally Accepted Accounting Principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows:

(a)	certain acquisition costs, such as commissions and other variable costs, that are directly related to the successful acquisition of new business, are charged to current operations as incurred, whereas GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over premium payment period;
(b)	statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method (“CRVM”) or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity, and interest assumptions;
(c)	bonds are generally carried at amortized cost, whereas GAAP would generally report bonds at fair value;
(d)	undistributed earnings from alternative assets are included in unrealized gains and losses, whereas GAAP would treat these changes as net investment income;
(e)	deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would generally include the change in deferred taxes in net income;
(f)	payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances;
(g)	assets are reported at “admitted asset” value, and “nonadmitted assets” are excluded through a charge against surplus, whereas GAAP would record these assets net of any valuation allowance;
(h)	majority-owned subsidiaries are accounted for using the equity method. The Penn Insurance and Annuity Company (“PIA”), Hornor Townsend & Kent, Inc. (“HTK”), Vantis, Penn Mutual Asset Management, LLC (“PMAM”), and certain assets of Independence Square Properties, LLC (“ISP”) and Dresher Run I, LLC (“Dresher Run”) are admitted assets. Certain assets of ISP and Dresher Run are nonadmitted assets. Under GAAP, these majority-owned subsidiaries would be consolidated;
(i)	the Company’s investment in PMAM’s Private Funds, the PMAM Global Unconstrained Bond Fund (“GUBF”) and the Credit Opportunities Fund (“Credit Ops”), is accounted for using the equity method. Under GAAP, the Company’s investment would be treated as a variable interest entity and consolidated, with noncontrolling interest portions separately reported.

2017 Statutory Financial Statements	Page 5

($ in Thousands)

(j)	surplus notes are reported in surplus, whereas GAAP would report these notes as debt. Costs associated with these notes are expensed, whereas GAAP would capitalize these expenses and amortize them into income over the life of the notes;
(k)	reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset;
(l)	an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the carrying value of stocks, real estate investments, partnerships, limited liability companies (“LLCs”), low income housing tax credit (“LIHTC”) investments, and certain credit related derivative instruments as well as credit-related declines in the value of bonds, whereas GAAP would not record this reserve;
(m)	after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas GAAP would report these gains and losses as revenue at time of sale;
(n)	changes in the fair value of the derivative financial instruments are recorded as changes in surplus, unless deemed an effective hedge when it is carried at amortized cost with no resulting changes in fair value. Changes in fair value for GAAP would be reported as income for ineffective cash flow hedges and effective fair value hedges; changes in fair value for GAAP would be reported as other comprehensive income for effective cash flow hedges;
(o)	comprehensive income is not presented, whereas GAAP would present changes in unrealized capital gains and losses, changes in funded status of pension and postretirement plans, and foreign currency translations as other comprehensive income;
(p)	embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately;
(q)	policyholder dividends are recognized when declared, whereas GAAP would recognize these over the term of the related policies;
(r)	identification of other-than-temporary impairment (“OTTI”) uses an “intent and ability to hold” criteria, whereas GAAP would use an “intent and ability not to sell” criteria; and
(s)	investments in Federal Home Loan Bank stock are reported as an investment in common stock, unaffiliated, whereas GAAP would report these within other invested assets.

The Company’s net income, excluding net income related to non-controlling interest, as presented in its consolidated financial statements prepared in conformity with GAAP was $593,974 and $210,816 for the years ended December 31, 2017 and 2016, respectively. The Company’s equity, as presented in its consolidated financial statements prepared in conformity with GAAP was $4,188,492 and $3,362,755 as of December 31, 2017 and 2016, respectively.

Note 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES  The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material reported amounts and disclosures that require extensive use of estimates are:

◇	Carrying value of certain invested assets and derivatives
◇	Liabilities for reserves and funds for payment of insurance and annuity benefits
◇	Accounting for income taxes and valuation of deferred income tax assets and liabilities and unrecognized tax benefits
◇	Litigation and other contingencies
◇	Pension and other postretirement and postemployment benefits

Page 6	The Penn Mutual Life Insurance Company

($ in Thousands)

INVESTMENTS  Bonds with an NAIC designation of 1 to 5 are valued at amortized cost. All other bonds are valued at the lower of cost or fair value. Fair value is determined using an external pricing service or management’s pricing models.

For fixed income securities that do not have a fixed schedule of payments, including asset-backed and mortgage-backed securities, the effect on amortization or accretion is revalued three times per year based on the current estimated cash flows, using the retrospective method, except for favorable changes in expected cash flows for structured securities where the possibility of non-interest loss is other than remote. In these cases, income is recognized on the prospective method over the remaining life of the securities. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as original term, age, and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly adjusted. Cash flow assumptions for structured securities are obtained from broker dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

Preferred Stock  with an NAIC designation of 1 to 3 is valued at amortized cost. All other preferred stock is valued at the lower of cost or market. Fair value is determined using an external pricing service or management’s pricing model.

Common Stock  of the Company’s insurance affiliates, with the exception of Vantis, is carried at its underlying audited statutory equity. The Company’s investment in Vantis is carried at underlying audited statutory equity plus the unamortized goodwill related to the Company’s purchase of Vantis. The goodwill is being amortized over 10 years. Common stock of audited non-insurance affiliates is admitted at the GAAP-basis equity. Common stock of unaudited non-insurance affiliates is nonadmitted. Unaffiliated common stock is carried at fair value. Dividends are recognized in net investment income on the ex-dividend date. Other changes in the carrying value of affiliates, including amortization of goodwill related to the Company’s purchase of Vantis, are recognized as changes in unrealized gains or losses in surplus. The investment in capital stock of the Federal Home Loan Bank of Pittsburgh (“FHLB-PGH”) is carried at par, which approximates fair value. See the “Federal Home Loan Bank Borrowings” caption within this footnote for additional information on FHLB-PGH.

Real Estate  occupied by the Company is carried at depreciated cost. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income. The Company obtains an external appraisal on a tri-annual basis. The most recent appraisal was obtained in 2016.

Policy Loans  are carried at the aggregate balance of unpaid principal and interest.

Cash, Cash Equivalents and Short-term investments  Cash Equivalents include investments purchased with maturities of three months or less and money market mutual funds. Short-term investments, which are carried at amortized cost and approximate fair value, consist of investments purchased with maturities greater than three months and less than or equal to 12 months.

Alternative Assets  consists primarily of limited partnerships. The Company accounts for the value of its investments at their underlying GAAP equity. Dividends and income distributions from limited partnerships are recorded as investment income. Undistributed earnings are included in the unrealized gains and losses balance and are reflected in surplus, net of deferred taxes. Distributions that are recorded as a return of capital reduce the carrying value of the limited partnership investment. Due to the timing of the valuation data received from the partnership, these investments are reported in accordance with the most recent valuations received, which are primarily on a one quarter lag. Refer to Note 3 for additional information regarding investments in alternative assets.

2017 Statutory Financial Statements	Page 7

($ in Thousands)

Derivatives  The Company may utilize derivative financial instruments in the normal course of business to manage risk, in conjunction with its management of assets and liabilities and interest rate risk. The accounting treatment of specific derivatives depends on whether the financial instrument is designated and qualifies as a highly effective hedge. Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are reported and valued in a manner that is consistent with the assets hedged. The change in fair value of these derivatives is recognized as an unrealized capital gain/(loss) until they are closed, at which time they are recorded in realized capital gains/(losses). Derivatives used in risk management transactions that do not meet the criteria of an effective hedge are accounted for at fair value, with changes in fair value recorded in unrealized capital gains/ (losses). Derivatives with a positive fair value or carrying value are reported as admitted assets. Derivatives with a negative fair value or carrying value are reported in Other liabilities. Realized gains and losses that are recognized upon termination or maturity of the derivatives used in economic hedges of interest rate and currency risk of the fixed income portfolio, regardless of accounting treatment, are transferred, net of taxes, to the IMR. All other realized gains and losses are recognized in net income upon maturity or termination of the derivative contracts.

The Company has entered into interest rate swaps and equity options in the form of call spreads that qualify for hedge accounting. The interest rate swaps have been designated to qualify as cash flow and fair value hedges of the impact of changing interest rates on bonds in the corporate bond portfolio. The equity options in the form of call spreads have been designated to qualify as cash flow hedges of cash flows associated with indexed credits related to the annual return of the S&P 500 Index on Indexed Universal Life (“IUL”) and Variable Universal Life (“VUL”) policies.

The Company may enter into interest rate swaps, total return swaps, inflation swaps, financial futures and equity options to hedge risks associated with the offering of equity market-based guarantees in the Company’s annuity and indexed universal life insurance product portfolio, which do not meet the criteria of an effective hedge.

Interest rate caps, credit default swaps, and receiver swaps, a type of interest rate swap, are carried at fair value. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security. Receiver swaps protect the Company from credit risk in the fixed income portfolio. These do not meet the criteria of an effective hedge.

Investment income is recorded on an accrual basis. Amounts payable or receivable under total return, currency, credit default, interest rate and inflation swap agreements are recognized as investment income or expense when incurred. The Company does not engage in derivative financial instrument transactions for speculative purposes. Refer to Note 6 for additional disclosures regarding derivatives.

Other Invested Assets  The Company invests in LIHTC investments, which generate tax credits for investing in affordable housing projects. Investments in LIHTC are included in other invested assets and are accounted for under the proportional amortized cost method. The delayed equity contributions for these investments are unconditional and legally binding and therefore, have been recognized as a liability. LIHTC investments are reviewed for OTTI, which is accounted for as a realized loss. See Note 3 for additional information regarding investments in LIHTC.

Other invested assets also include notes receivable from Janney Montgomery Scott LLC (“JMS”), an affiliate, and the Company’s investments in ISP, PMAM, PMAM’s Private Fund(s) and receivables for unsettled investment transactions. Refer to Note 11 for additional information regarding these other invested assets.

OTTI EVALUATION  Bonds, mortgage-backed and asset-backed securities  The Company considers an impairment to be other-than-temporary if: (a) the Company’s intent is to sell, (b) the Company will more likely than not be required to sell, (c) the Company does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis, or (d) the Company does not expect to recover the entire amortized cost basis. The Company conducts a periodic management review of all bonds including those in default, not-in-good standing, or otherwise designated by management. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value, default rates, delinquency rates, percentage of nonperforming loans, prepayments, and severities. If the impairment is other-than-temporary, the non-interest loss portion of the impairment is recorded through realized losses, and the interest related portion of the loss is disclosed in the notes to the financial statements.

Page 8	The Penn Mutual Life Insurance Company

($ in Thousands)

The non-interest portion is determined based on the Company’s “best estimate” of future cash flows discounted to a present value using the appropriate yield. The difference between the present value of the best estimate of cash flows and the amortized cost is the non-interest loss. The remaining difference between the amortized cost and the fair value is the interest loss.

Alternative Assets OTTI — The Company’s evaluation for OTTI takes into consideration the remaining life of a partnership and the performance of the underlying assets when evaluating the facts and circumstances surrounding the recovery of the cost for a partnership. Any such impairments are accounted for as a realized loss.

LIHTC OTTI — For LIHTC investments, OTTI is determined by comparing the book value of the investment with the present value of future tax benefits. The investment is written down if the book value is higher than the present value, and the impairment is accounted for as a realized loss.

INVESTMENT INCOME DUE AND ACCRUED  Investment income due and accrued consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) bonds delinquent more than 90 days or where collection of interest is improbable; and (c) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

PREMIUMS DUE AND DEFERRED  Deferred premium is the portion of premium not earned at the reporting date, net of loading. Loading is an amount obtained by subtracting the net premium from the gross premium and generally includes allowances for acquisition costs and other expenses. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Uncollected premium is gross premium that is due and unpaid as of the reporting date, net of loading and nonadmitted receivables that are greater than 90 days in age. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income. The deferred and uncollected amounts and loading were as follows at December 31:

	2017				2016

	New	Renewal	Group	Total	New	Renewal	Group	Total
Uncollected premium	$265	$11,998	NA		$508	$9,502	NA
Uncollected loading	(231)	(951)	NA		(435)	(954)	NA

Net uncollected	34	11,047	298	11,379	73	8,548	$382	$9,003

Deferred premium	17,571	68,669	NA		16,175	58,868	NA
Deferred loading	(15,222)	8,389	NA		(12,876)	8,440	NA

Net deferred	$2,349	$77,058	$6	$79,413	$3,299	$67,308	$5	$70,612

Subtotal — gross deferred and uncollected				90,792				79,615
Nonadmitted				(1,061)				(881)

Premiums due and deferred , net				$89,731				$78,734

FEDERAL INCOME TAX  The Tax Cut and Jobs Act of 2017 (“Tax Reform”) was enacted on December 22, 2017, reducing the statutory federal income tax rate from 35% to 21%, effective January 1, 2018. Changes primarily relate to the rate change on the Company’s net deferred tax assets existing at the date of enactment and is recorded as a reduction of Surplus through Change in Net deferred income tax. The impact of Tax Reform is based on the best information currently available and may change as a result of changes in interpretations and the Company’s assumptions. The impact of Tax Reform is included in Note 9.

2017 Statutory Financial Statements	Page 9

($ in Thousands)

The Company files a consolidated federal income tax return with its insurance and non-insurance subsidiaries. Each subsidiary’s tax liability or refund is accrued on a separate company basis. The Company reimburses subsidiaries for losses utilized in the consolidated return based on inter-company tax allocation agreements. The provision for federal income taxes is computed in accordance with the section of the Internal Revenue Code applicable to life insurance companies and is based on income that is currently taxable.

Uncertain tax positions (“UTPs”) are established when the merits of a tax position are evaluated against certain measurement and recognition tests. UTP changes are reflected as a component of income taxes.

Deferred income tax assets and liabilities are established to reflect the impact of temporary differences between the amount of assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. These deferred tax assets or liabilities are measured by using the enacted tax rates expected to apply to taxable income in the period in which the deferred tax liabilities or assets are expected to be settled or realized. Changes in the deferred tax balances are reported as adjustments to surplus. Deferred tax assets in excess of the statutory limits are treated as nonadmitted assets and charged to surplus.

CORPORATE OWNED LIFE INSURANCE  The Company purchases life insurance policies on certain officers and employees on which the Company is designated as the beneficiary. The Company recognizes the cash surrender value of the policies as an asset on the Statement of Admitted Assets, Liabilities and Surplus. Changes in the cash surrender value of the policies are recorded as an adjustment to the premiums paid for the insurance coverage, which is recognized as part of interest credited to policyholders within Benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus.

REINSURANCE  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under excess coverage and coinsurance contracts. The Company has set its retention limit for acceptance of risk on life insurance policies at various levels up to $5,000 for single life and $7,500 for joint lives.

In addition to excess coverage and coinsurance contracts, the Company also utilizes other forms of reinsurance such as coinsurance funds withheld and coinsurance/modified coinsurance.

Reinsurance does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the risk transfer of its reinsurance contracts and the financial strength of potential reinsurers. The Company regularly monitors the financial condition and ratings of its existing reinsurers to ensure that amounts due from reinsurers are collectible.

Insurance liabilities are reported net of the effects of reinsurance. Estimated reinsurance recoverables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Refer to Note 10 for further discussion.

OTHER ASSETS  Computer equipment and packaged software is reported at cost of $107,025 and $105,153, less accumulated depreciation of $88,648 and $85,008 at December 31, 2017 and 2016, respectively. Computer equipment and packaged software is depreciated using the straight-line method over the lesser of its useful life or three years. Depreciation expense on computer equipment and packaged software charged to operations in 2017 and 2016 was $3,640 and $3,541, respectively. Furniture is depreciated on a straight-line basis over the estimated useful lives of the related assets. Leasehold improvements are depreciated over the remaining life of the lease. Building and property improvements are depreciated to the lesser of contractor estimate or the remaining life of the building.

Other assets also includes receivables related to centrally cleared derivative transactions, receivables for collateral remitted to counterparties, and amounts due from affiliates under the terms of service agreements. See Note 6 for additional information regarding derivative transactions and Note 11 for additional information regarding related party transactions.

SEPARATE ACCOUNT ASSETS AND LIABILITIES  The Company has separate account assets and liabilities representing segregated funds administered and invested by the Company primarily for the benefit of variable life

Page 10	The Penn Mutual Life Insurance Company

($ in Thousands)

insurance policyholders and annuity and pension contractholders, including the Company’s benefit plans. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The Separate accounts have varying investment objectives.

Separate account assets are stated at the fair value of the underlying assets, which are shares of mutual funds. The value of the assets in the Separate accounts reflects the actual investment performance of the respective accounts and is not guaranteed by the Company. The liability represents the policyholders’ interest in the account and includes accumulated net investment income and realized and unrealized capital gains/ (losses) on the assets, which reflects fair value. The investment income and realized capital gains/ (losses) from separate account assets accrue to the policyholders and are not included in the Statements of Income. Mortality, policy administration, surrender charges assessed and asset management fees charged against the accounts are included in other revenue in the accompanying Statements of Income and Changes in Surplus.

The Company issues variable annuity contracts in the separate accounts in which the Company provides various forms of guarantees to benefit the related contract holders called Guaranteed Minimum Death Benefits (“GMDB”), Guaranteed Minimum Accumulated Benefits (“GMAB”), GMAB/Guaranteed Minimum Withdrawal Benefits (“GMWB”), and GMWB with inflation protection. In accordance with guarantees provided, if the investment proceeds in the separate accounts are insufficient to cover the guarantees for the product, the policyholder proceeds will be remitted by the general account. See Note 4 for a discussion of the Company’s obligation regarding these product features.

NONADMITTED ASSETS  Assets designated as nonadmitted by the NAIC include furniture, certain electronic data processing equipment, unamortized software, the amount of the deferred tax asset that is in excess of limits prescribed by SAP, the pension plan assets, certain investments in partnerships for which financial audits are not performed, certain other receivables, advances and prepayments, and uncollected premiums greater than 90 days from the due date. Such amounts are excluded from the Statements of Admitted Assets, Liabilities and Surplus. As of December 31, 2017 and 2016, the Company’s total nonadmitted assets were $123,570 and $220,270, respectively.

RESERVES AND FUNDS FOR THE PAYMENT OF INSURANCE AND ANNUITY BENEFITS  Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in-force. Any adjustments that are made to the reserve balances are reflected in the Statements of Income in the year in which such adjustments are made, with the exception of changes in valuation bases which are accounted for as charges or credits to surplus.

Reserves and funds for the payment of future life and annuity benefits are developed using actuarial methods based on statutory mortality and interest requirements. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level, modified preliminary term or CRVM methods using the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary (“CSO”) Mortality and American Experience Tables and assumed interest rates ranging from 2.25% to 4.50%. Reserves for substandard policies are computed using multiples of the respective underlying mortality tables. The Company has universal life contracts with secondary guarantee features. The Company establishes reserves according to Actuarial Guideline XXXVIII, unless otherwise noted.

Reserves for Term and Single Life UL with secondary guarantee features are based on the methodology specified by the Life Principle-Based Reserve approach (“VM-20”), starting with 2017 policy issue years. VM-20 specifies the final reserve as the greater of the Net Premium Reserve (“NPR”), Deterministic Reserve (“DR”) and Stochastic Reserve (“SR”). The NPR is a formulaic reserve with prescribed assumptions, including the 2017 CSO Mortality Tables. The DR is based on a single path, deterministic projection with prudent estimate assumptions, including margins for uncertainty. The SR is based on the Conditional Tail Expectation 70 (“CTE70”) of 1000 stochastically generated interest rate return scenarios with prudent estimate assumptions, including margins for uncertainty.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices. Surrender values are not promised in excess of the legally computed reserves.

2017 Statutory Financial Statements	Page 11

($ in Thousands)

Reserves for fixed individual annuity contracts are developed using accepted actuarial methods computed principally under the Commissioners’ Annuity Reserve Valuation Method using applicable interest rates and mortality tables, primarily on the 1949, 1971, 1983, 2000, and 2012 Individual Annuity Mortality Tables and rates ranging from 2.00% to 13.25%. An insignificant amount of reserves uses an assumed interest rate greater than 10%.

The Company also has deferred variable annuity contracts containing GMDB, GMAB and GMWB features. The Company establishes reserves according to requirements prescribed by the NAIC in Actuarial Guideline XLIII (VACARVM). See Note 4 for further discussion.

Reserves for group annuity contracts are developed using accepted actuarial methods computed principally on the 1971 and 1983 Group Annuity Mortality Tables and 1994 Group Annuity Reserving Tables with assumed interest rates ranging from 4.50% to 13.25%. Approximately 1% of reserves use an assumed interest rate greater than 10%.

The Company had $5,595,880 and $7,035,410 and as of December 31, 2017 and 2016, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standards of valuation set by the Commonwealth of Pennsylvania.

The tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released have been determined by formula.

LIABILITIES FOR DEPOSIT-TYPE CONTRACTS  Reserves for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting future cash flows using current market rate.

The tabular interest for funds not involving life contingencies is determined as the change in reserves less funds added during the year less other increases, plus funds withdrawn during the year.

POLICYHOLDERS’ DIVIDENDS  The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends to be paid to policyholders in the following year. Policyholders’ dividends incurred are recorded in the Statements of Income. Dividends expected to be paid to policyholders in the following year are approved annually by the Company’s Board of Trustees. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses, and income tax charges. See Note 12 for additional discussion of terminal dividends in regard to recent litigation.

POLICY CLAIMS IN PROCESS  include provisions for payments to be made on reported claims and claims incurred but not reported.

INTEREST MAINTENANCE RESERVE  The IMR captures the realized capital gains/(losses) that result from changes in the overall level of interest rates and amortizes them into income over the calendar years to expected maturity.

ASSET VALUATION RESERVE The  AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of common stocks, real estate investments, partnerships, LIHTC investments, and LLCs as well as non-interest related declines in the value of bonds, and certain derivatives. The AVR is reported in the Statements of Admitted Assets, Liabilities and Surplus, and the change in AVR is reported in the Statements of Income and Changes in Surplus.

DRAFTS OUTSTANDING  that have not been presented for payment are recorded as a liability.

OTHER LIABILITIES  Other liabilities primarily include accruals for general and operating expense, life insurance premiums received in advance of the due date, net transfers due from the separate accounts, and liabilities related to postretirement benefit plans in an underfunded position. Refer to Note 8 for additional disclosures on the Company’s benefit plans.

Page 12	The Penn Mutual Life Insurance Company

($ in Thousands)

BENEFIT PLANS  The Company recognizes a liability for the funded status of defined benefit pension and post retirement plans where the projected benefit obligation exceeds plan assets (underfunded) and nonadmits assets for the funded status of defined benefit pension and post retirement plans where the fair value of plan assets exceed the projected benefit obligation (overfunded). See Note 8 for additional disclosures on the Company’s benefit plans.

CONTINGENCIES  Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual. See Note 12 for further discussion.

SURPLUS NOTES  On July 1, 2010, the Company issued Surplus Notes (“2010 Notes”) with a principal balance of $200,000, at a discount of $8,440. The 2010 Notes bear interest at 7.625%, and have a maturity date of June 15, 2040. The 2010 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 7.625% 2010 Notes is scheduled to be paid semiannually on March 31 and September 30 of each year. At December 31, 2017 and 2016, the amortized cost basis of the 2010 Notes was $192,310 and $192,182, respectively. Interest paid on the 2010 Notes was $15,250 and $15,250 for the years ended December 31, 2017 and 2016, respectively. Total interest paid since the issuance of the 2010 Notes is $110,563.

On June 23, 2004, the Company issued Surplus Notes (“2004 Notes”) with a principal balance of $200,000, at a discount of $3,260. The 2004 Notes bear interest at 6.65%, and have a maturity date of June 15, 2034. The 2004 Notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended and are administered by a U.S. bank as registrar/paying agent. Interest on the 6.65% 2004 Notes is scheduled to be paid semiannually on April 1 and October 1 of each year. At December 31, 2017 and 2016, the amortized cost basis of the 2004 Notes was $197,510 and $197,424, respectively. Interest paid on the 2004 Notes was $13,300 and $13,300 for the years ended December 31, 2017 and 2016, respectively. Total interest paid since the issuance of the 2004 Notes is $176,520.

Interest expense on surplus notes requires prior approval from the Pennsylvania Insurance Department.

RISK-BASED CAPITAL  Life insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, minimum amounts of statutory surplus are required to be maintained based on various risk factors related to it. At December 31, 2017, the Company’s surplus exceeds these minimum levels.

PREMIUM AND RELATED EXPENSE RECOGNITION  Life insurance premium revenue is generally recognized as revenue on the gross basis when due from the policyholders under the terms of the insurance contract. Annuity premium on policies with life contingencies is recognized as revenue when received. Both premium and annuity considerations are recorded net of reinsurance premiums. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits. Benefit payments are reported net of the amounts received from reinsurers.

The Company accounts for deposit-type contracts (those that do not subject the Company to mortality or morbidity risk) under the deposit method. Amounts received from and payments to policyholders related to these contracts are recorded directly against the related policy reserves. Interest credited to policyholder accounts is reflected in benefits paid to policyholders and beneficiaries. Fees charged to policyholder accounts are reflected in Other revenue.

OTHER REVENUE  Other revenue includes commission and expense allowance recognized by the Company pursuant to reinsurance agreements, as well as reserve adjustments relating to coinsurance/modified coinsurance/funds withheld reinsurance agreements entered into with a third parties. Other revenue also includes fees charged to policyholders.

OTHER EXPENSES  Other expenses includes amounts paid to reinsurers relating to interest earned on the funds withheld assets held by the Company under reinsurance agreements structured as funds withheld and co/modco reinsurance. Other expenses also includes benefits paid by the Company under reinsurance agreements with PIA relating to index credits on certain universal life policies.

2017 Statutory Financial Statements	Page 13

($ in Thousands)

REALIZED AND UNREALIZED CAPITAL GAINS AND LOSSES  Realized capital gains and losses, net of taxes, excludes gains and losses transferred to the IMR. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related derivative activities for derivatives backing assets are transferred to the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses, net of deferred federal income taxes, are recorded as a change in surplus.

FEDERAL HOME LOAN BANK BORROWINGS  The Company is a member of the FHLB-PGH, which provides access to collateralized advances, collateralized funding agreements, and other FHLB-PGH products. Collateralized advances from the FHLB-PGH are classified in “Borrowed money.” Collateralized funding agreements issued to the FHLB-PGH are classified as liabilities for deposit-type funds and are recorded within Reserves and funds for payment of insurance and annuity benefits. FHLB-PGH is a first-priority secured creditor.

The Company’ s membership in FHLB-PGH requires the ownership of member stock, and borrowings from FHLB-PGH require the purchase of FHLB-PGH activity based stock in an amount equal to 4% of the outstanding borrowings. All FHLB-PGH stock purchased by the Company is classified as restricted general account investments within Common stock - unaffiliated. The Company’s borrowing capacity is determined by the lesser of the assets available to be pledged as collateral to FHLB-PGH or 10% of the Company’s prior period admitted general account assets. The fair value of the qualifying assets pledged as collateral by the Company must be maintained at certain specified levels of the borrowed amount, which can vary, depending on the nature of the assets pledged. The Company’s agreement allows for the substitution of assets and the advances are pre-payable. Current borrowings are subject to prepayment penalties.

As of December 31, 2017 and 2016, borrowings from the FHLB-PGH, segregated by those classified as advances and funding agreements, including the maximum outstanding during the years ended December 31 were as follows:

	2017	Maximum during 2017	2016	Maximum during 2016

Debt — Advances	$—	$—	$—	$—
Funding Agreements	350,000	800,000	300,000	600,000

Total	$350,000	$800,000	$300,000	$600,000

NEW ACCOUNTING STANDARDS

Effective December 31, 2017, the Company adopted NAIC revisions to SSAP No. 2, “Cash, Drafts and Short-term Investments.” The revision requires money market funds previously classified as short-term investments to be moved to cash equivalents, and be recorded at fair value with net asset value (NAV) allowed as a practical expedient to estimate fair value. The adoption of this guidance is not material to the Company.

Effective January 1, 2017, the Company adopted NAIC additional revisions to SSAP No. 26, and SSAP No. 43R. The guidance added disclosure requirements related to the amount such prepayment penalties and acceleration fees received disaggregated by certain types of call features. The impact of this revised guidance in the Company’s financial statements is reflected in Note 3.

Principle Based Reserves (VM -20) became effective January 1, 2017. The regulation allows insurers to develop reserves that are more reflective of the risks embedded in the products through the use of the Company’s own experience in the development of the critical assumptions used in the calculation. The regulation impacts new issues prospectively and there is a three year safe harbor until full compliance is required. The Company elected to implement the methodology for new issues of Fixed Universal Life with Secondary Guarantees and Term while exercising the safe harbor for all other products.

Page 14	The Penn Mutual Life Insurance Company

($ in Thousands)

In November 2016, the NAIC adopted revisions to SSAP No. 56, “Separate Accounts,” that removed the requirement to disclose the total maximum guarantee for separate account products by the general account of a reporting entity. The revised guidance is effective for the year ending December 31, 2016. The Company is no longer disclosing this amount in Note 5.

In November 2016, the NAIC adopted revisions to SSAP No. 26, “Bonds, Excluding Loan-backed and Structured Securities” (“SSAP No. 26”), and SSAP No. 43R, “Loan-Backed and Structured Securities” (“SSAP No. 43R”), that added clarification to certain existing disclosure requirements. The revisions clarified that loan backed securities are within the scope of the disclosure of carrying value, fair value, and gross unrealized gains and gross unrealized losses for bonds. The revisions also clarified that bonds classified as short-term investments are to be included in the scope of the disclosure of carrying value and fair value disaggregated by maturity periods. The new guidance is effective for the year ending December 31, 2016. The impact of this revised guidance on the Company’s disclosures is included in Note 3.

In June 2016, the NAIC adopted revisions to SSAP No. 1, “Disclosure of Accounting, Policies, Risks & Uncertainties, and Other Disclosures” (“SSAP No. 1”), which require disclosure of the nature, amount, and location within the financial statements of any assets received as collateral and related offsetting liabilities. The revised guidance is effective for the year ending December 31, 2016. The impact of this revised guidance in the Company’s financial statements is reflected in Note 6.

In June 2016, the NAIC adopted additional revisions to SSAP No. 1. The guidance promulgated a disclosure requirement for investments in securities with an NAIC designation of 5*. The new disclosure requires a comparative presentation of the number of such securities held, aggregate carrying value and aggregate fair value, disaggregated by certain general investment categories. The guidance became effective upon adoption and is applicable for the year ended December 31, 2016. The adoption of this guidance was not material to the Company.

In June 2016, the NAIC adopted revisions to SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SSAP No. 97”), that clarified the types of SCAs that fall within the scope of this disclosure. The additional revisions also provide a template for a tabular disclosure presentation. The impact of this adopted guidance on the Company’s financial statement disclosures is reflected in Note 11.

Note 3.  INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class (except for U.S. Treasury and U.S. Government guaranteed securities), geographic region, industry group, economic characteristic, investment quality, or individual investment.

BONDS AND PREFERRED STOCK  The following summarizes the admitted value and estimated fair value of the Company’s investment in bonds and preferred stock as of December 31:

		Gross Unrealized Capital
2017	Admitted Value	Gains	Losses	Estimated Fair Value

U.S. Treasury, U.S. Agency and other governmental securities	$748,332	$25,236	$5,202	$768,366
States and political subdivisions	1,211,498	149,886	4,205	1,357,179
Corporate securities	4,040,845	426,303	9,922	4,457,226
Hybrids	183,289	9,309	535	192,063
Residential mortgage-backed securities	475,193	13,785	3,077	485,901
Commercial mortgage-backed securities	1,734,690	79,150	9,115	1,804,725
Asset-backed securities	815,707	54,209	2,794	867,122

Total bonds	9,209,554	757,878	34,850	9,932,582
Redeemable preferred stock	112,008	5,165	513	116,660

Total bonds and preferred stock	$9,321,562	$763,043	$35,363	$10,049,242

2017 Statutory Financial Statements	Page 15

($ in Thousands)

		Gross Unrealized Capital
2016	Admitted Value	Gains	Losses	Estimated Fair Value
U.S. Treasury, U.S. Agency and other governmental securities	$223,027	$7,815	$7,032	$223,810
States and political subdivisions	1,166,572	120,143	9,482	1,277,233
Corporate securities	4,008,242	305,577	48,335	4,265,484
Hybrids	174,008	2,674	2,784	173,898
Residential mortgage-backed securities	307,964	12,184	3,327	316,821
Commercial mortgage-backed securities	1,678,683	44,769	18,322	1,705,130
Asset-backed securities	1,071,027	30,735	10,633	1,091,129

Total bonds	8,629,523	523,897	99,915	9,053,505
Redeemable preferred stock	107,952	3,143	3,456	107,639

Total bonds and preferred stock	$8,737,475	$527,040	$103,371	$9,161,144

Included in the table above are securities restricted for use under various reinsurance agreements with an admitted value and fair value totaling $1,421,296 and $1,573,852, respectively, as of December 31, 2017 and $1,039,806 and $1,119,265, respectively as of December 31, 2016.

Included in admitted value and estimated fair value for Residential mortgage-backed securities above are $54,334 and $56,238, respectively, of subprime mortgages.

The following table summarizes the admitted value and estimated fair value of debt securities as of December 31, 2017 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Securities that are not due on a single maturity are included as of the final maturity.

	Admitted Value	Estimated Fair Value

Due in one year or less	$153,962	157,510
Due after one year through five years	478,017	497,034
Due after five years through ten years	1,050,839	1,109,107
Due after ten years	4,413,380	4,922,351
Residential mortgage-backed securities (1)	489,896	500,244
Commercial mortgage-backed securities (1)	1,803,141	1,874,127
Asset-backed securities (1)	820,319	872,209

Total bonds	9,209,554	9,932,582
Redeemable preferred stock	112,008	116,660

TOTAL BONDS AND PREFERRED STOCK	$9,321,562	$10,049,242

(1) Includes U.S. Treasury/Agency structured securities

Mortgage and other asset-backed securities consist of commercial and residential mortgage pass-through holdings, securities backed by various forms of collateral, with the largest being collateralized loan obligations. These securities follow a structured principal repayment schedule and are rated investment grade, other than $101,057, primarily in asset-backed securities. The mortgage and other asset-backed securities portfolios are presented separately in the maturity schedule due to the potential for prepayment. The weighted average life of this portfolio is 6.27 years.

Page 16	The Penn Mutual Life Insurance Company

($ in Thousands)

Investments on deposit with regulatory authorities as required by law were $4,265 and $3,848 at December 31, 2017 and 2016, respectively. Investments pledged as collateral for derivative contracts were $237,280 and $2,194 at December 31, 2017 and 2016, respectively. These investments are not available for use by the Company. The Company also has pledged collateral in the form of cash for certain derivative transactions. Refer to Note 6 for additional disclosures on derivatives and related collateral.

At December 31, 2017, the largest industry concentration of the Company’s portfolio was investments in the Electric sector of $648,800, representing 7.0% of the total debt securities portfolio.

CREDIT LOSS ROLLFORWARD  The following represents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was not recognized in earnings:

As of December 31,	2017	2016

Balance, beginning of period	$30,146	$30,731
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(4,748)	(585)
Credit loss impairments previously recognized on securities impaired to fair value during the period		—
Credit loss impairment recognized in the current period on securities not previously impaired		—
Additional credit loss impairments recognized in the current period on securities previously impaired		—

Balance, end of period	$25,398	$30,146

UNREALIZED LOSSES ON INVESTMENTS  Management has determined that the unrealized losses on the Company’s investments in equity and fixed maturity securities at December 31, 2017 are temporary in nature.

The following tables are an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31:

	Less than 12 months		Greater than 12 months		Total
2017	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

U.S. Treasury, U.S. Agency and other governmental securities	$94,739	$598	$49,077	$4,604	$143,816	$5,202
States and political subdivisions	47,240	270	77,013	3,935	124,253	4,205
Corporate securities	165,742	2,384	180,684	7,538	346,426	9,922
Hybrids	1,997	3	11,698	532	13,695	535
Residential mortgage-backed securities	133,583	1,725	43,982	1,352	177,565	3,077
Commercial mortgage-backed securities	212,241	3,859	78,557	5,256	290,798	9,115
Asset-backed securities	36,951	315	64,178	2,479	101,129	2,794

Total bonds	692,493	9,154	505,189	25,696	1,197,682	34,850
Redeemable preferred stock	11,838	149	9,482	364	21,320	513

Total bonds and redeemable preferred stock	$704,331	$9,303	$514,671	$26,060	$1,219,002	$35,363

2017 Statutory Financial Statements	Page 17

($ in Thousands)

	Less than 12 months		Greater than 12 months		Total
2016	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss	Fair Value	Gross Unrealized Capital Loss

U.S. Treasury, U.S. Agency and other governmental securities	$33,551	$2,728	$33,250	$4,304	$66,801	$7,032
States and political subdivisions	253,077	7,917	15,482	1,565	268,559	9,482
Corporate securities	941,205	31,974	206,014	16,361	1,147,219	48,335
Hybrids	57,930	1,827	15,967	957	73,897	2,784
Residential mortgage-backed securities	157,939	3,151	17,457	176	175,396	3,327
Commercial mortgage-backed securities	419,994	7,644	250,223	10,678	670,217	18,322
Asset-backed securities	308,589	6,725	122,060	3,908	430,649	10,633

Total bonds	2,172,285	61,966	660,453	37,949	2,832,738	99,915
Redeemable preferred stock	62,882	3,433	1,152	23	64,034	3,456

Total bonds and redeemable preferred stock	$2,235,167	$65,399	$661,605	$37,972	$2,896,772	$103,371

Included in the December 31, 2017 amounts above is the interest portion of other-than-temporary impairments on securities of $871.

Unrealized losses on debt securities that were in an unrealized loss position less than twelve months at December 31, 2017, totaled 26% of the Company’s total fixed maturities unrealized loss, and unrealized losses on securities in an unrealized loss position greater than twelve months totaled 74% of the Company’s total fixed maturities unrealized loss. Of the total amount of debt securities unrealized losses, $30,444 or 86% is related to unrealized losses on investment grade securities. Investment grade is defined as a security having a credit rating in accordance with the NAIC methodology of 1 or 2.

Unrealized losses on fixed maturity securities with a rating below investment grade represent $4,919 or 14% of the Company’s total fixed maturities unrealized losses.

The decrease in the gross unrealized loss position is primarily related to the decrease in treasury yields; the 10 year and 30 year treasury rates fell four basis points and 33 basis points, respectively. Additionally, spreads on investment grade and high yield fell 29 basis points and 66 basis points, respectively.

U.S. Treasury, U.S. Agency and Other Governmental Securities  Unrealized losses on the Company’s investments in U.S. Treasury, U.S. Agency and other governmental obligations were $5,202 or 15% of the Company’s unrealized losses for debt securities. Gross unrealized losses were spread over 16 securities.

States and Political Subdivisions  Unrealized losses on the Company’s investments in states and political subdivisions were $4,205 or 12% of the Company’s unrealized losses for debt securities. Gross unrealized losses were spread over 41 securities.

Corporate Securities  Unrealized losses on corporate securities were $9,922 or 28% of the total unrealized losses for debt securities. The amount of unrealized losses on the Company’s investment in corporate securities is spread over 108 individual securities with varying interest rates and maturities. There was one corporate security with a fair value below 80% of the security’s amortized cost with a $233 unrealized capital loss for greater than 12 months

Hybrid Securities  Unrealized losses on corporate securities were $535 or 2% of the total unrealized losses for debt securities. The amount of unrealized losses on the Company’s investment in corporate securities is spread over 3 individual securities with varying interest rates and maturities. There were no hybrid securities with a fair value below 80% of the security’s amortized cost.

Page 18	The Penn Mutual Life Insurance Company

($ in Thousands)

Residential and Commercial Mortgage-Backed Securities  Unrealized losses on mortgage-backed securities were $12,192 or 34% of the total unrealized losses for debt securities. These losses were spread across 101 fixed and variable rate securities, 95% of which are investment grade. There was 1 mortgage-backed security that was priced below 80% of the security’s amortized cost. Management believes the collateral is sufficient to recover amortized cost. The Company measures its mortgage-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of the security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other than temporarily impaired. The Company also evaluates these securities for other than temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows.

Asset-Backed Securities  Unrealized losses on asset-backed securities were $2,794 or 8% of the total unrealized losses for debt securities. These losses are spread across 22 securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security’s credit rating and whether the security has an unrealized loss. When the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired. The Company also evaluates these securities for other-than-temporary impairments based on facts and circumstances, even if there has been no negative change in estimated future cash flows. There were no asset-backed securities that were priced below 80% of the security’s amortized cost.

Redeemable Preferred Stock  Unrealized capital losses on redeemable preferred stock were $513 or 1% of the total unrealized capital losses for debt securities. The amount of unrealized capital losses on the Company’s investment in redeemable preferred stock is spread over 21 individual securities. There were no redeemable preferred stocks that were priced below 80% of the security’s amortized cost.

COMMON STOCK — UNAFFILIATED The following summarizes the cost and estimated fair value of the Company’s investment in unaffiliated common stock:

		Gross Unrealized Capital
	Amortized Cost	Gains	Losses	Estimated Fair Value

December 31, 2017	$72,087	$169	$7,894	$64,362
December 31, 2016	95,609	467	12,417	83,659

The following presents the gross unrealized capital losses and fair values for unaffiliated common stock with unrealized capital losses that are deemed to be only temporarily impaired and length of time that individual securities have been in an unrealized capital loss position, at:

	Less than 12 months		Greater than 12 Months		Total
	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses	Fair Value	Gross Unrealized Capital Losses

December 31, 2017	$11,486	$593	$34,039	$7,301	$45,525	$7,894
December 31, 2016	8,097	661	50,652	11,756	58,749	12,417

The amount of unrealized capital losses on the Company’s investment in unaffiliated common stock is spread over 10 individual securities. There were 2 unaffiliated common stock securities that were priced below 80% of the security’s cost. Management has determined that the unrealized losses on the Company’s investments in unaffiliated common stock at December 31, 2017 are temporary in nature. For further discussion on how the Company evaluates the impairment, see Note 2.

2017 Statutory Financial Statements	Page 19

($ in Thousands)

Federal Home Loan Bank  The Company’s investment in the FHLB-PGH Class B Membership Capital Stock as of December 31, 2017 and 2016 was $1,767 and $1,578, respectively. The Company also invested $14,000 and $12,000 in FHLB-PGH Activity Stock as of December 31, 2017 and 2016. The Class B Membership Capital Stock held by the Company is subject to written notices of requests for redemption followed by a five year waiting period.

As of December 31, 2017 and 2016, the Company’s borrowing capacity with the FHLB-PGH was $1,180,319 and $792,580, respectively.

The following represents the amount of collateral pledged to the FHLB-PGH, and the maximum amount of collateral pledged is as follows:

	December 31, 2017	Maximum during 2017	December 31 2016	Maximum during 2016

Carrying value	$395,694	$883,761	$344,103	$650,743
Fair value	422,033	928,375	363,639	720,196

The amount of interest paid to FHLB-PGH on borrowings classified as funding agreements for the years ended December 31, 2017 and 2016 was $3,249 and $3,839, respectively.

OTHER THAN TEMPORARY IMPAIRMENTS  For the year ended December 31, 2017, the Company recognized other than temporary impairments on loan-backed securities due to the Company’s:

December 31, 2017	Amortized Cost Prior to OTTI	OTTI
		Interest	Non-Interest	Fair Value

Intent to sell	$—	$—	$—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	—	—	—	—

Total other-than-temporary impairments	$—	$—	$—	$—

For the year ended December 31, 2016, the Company recognized other than temporary impairments on loan-backed securities due to the Company’s:

December 31, 2016	Amortized Cost Prior to OTTI	OTTI
		Interest	Non-Interest	Fair Value

Intent to sell	$—	$—	$—	$—
Lack of intent to hold to recovery	—	—	—	—
Expected PV of cash flows less than cost	13,046	—	6,645	6,401

Total other-than-temporary impairments	$13,046	$—	$6,645	$6,401

In addition, during the years ended December 31, 2017 and 2016, the Company recognized realized losses of $195 and $1,191, respectively, related to the impairment of non-loan-backed debt securities.

REAL ESTATE  Investments in real estate consist of the Company’s home office property. As of December 31, 2017 and 2016, accumulated depreciation on real estate amounted to $22,891 and $21,127, respectively.

Page 20	The Penn Mutual Life Insurance Company

($ in Thousands)

ALTERNATIVE ASSETS  The following table presents the Company’s Alternative assets portfolio as of December 31:

2017	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Venture capital	$200,342	$136,447
MBO	81,043	112,948
Distressed	47,775	75,433
Real asset	74,854	90,436
Mezzanine	18,751	21,107
Infrastructure*	16,304	123	Semi-annually	30 Days
Hedge funds	3,234	0	Monthly	5-90 Days
Secondaries	14,514	17,329
Fund of funds	15,429	6,510
Senior mezzanine	7,176	8,679
Direct lending	4,565	1,402
Growth	30,506	32,914
Credit	14,000	16,000

Total Alternative Assets	$528,493	$519,328

*	Redemption option only applies to one infrastructure fund (Value = $7,095; Unfunded Commitment = $0)

2016	Carrying Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Venture capital	$192,444	$138,265
MBO	72,259	107,545
Distressed	48,390	64,431
Real asset	63,286	42,725
Mezzanine	18,729	19,422
Infrastructure*	17,730	123	Semi-annually	30 Days
Hedge funds	32,340	—	Monthly	5-90 Days
Secondaries	9,076	20,520
Fund of funds	13,409	8,729
Senior mezzanine	8,758	9,218
Direct lending	6,837	1,802

Total Alternative Assets	$483,258	$412,780

*	Redemption option only applies to one infrastructure fund (Value = $7,045; Unfunded Commitment = $0)

The investment values are provided per the partnerships’ capital account statements. The Company has reviewed events that have occurred since the date the values were calculated and has determined that no adjustments to the calculated values are necessary. With the exception of two open-ended investments within the portfolio, the Company’s interest cannot be redeemed. Instead, distributions from each fund result from the liquidation of the underlying assets. The period over which unredeemable investments are expected to be liquidated ranges from 5 to 10 years.

As of December 31, 2017, none of these investments exceed 10% of the Company’s admitted assets. The Company recognized realized losses of $4,787 and $6,393 for the years ended December 31, 2017 and 2016, respectively, associated with other-than-temporary impairments of certain partnership investments.

The Company recognized realized gains of $59 and $258 for the years ended December 31, 2017 and 2016, respectively, associated with liquidations of the company’s interest in partnerships.

2017 Statutory Financial Statements	Page 21

($ in Thousands)

OTHER INVESTED ASSETS  The components of other invested assets as of December 31, 2017 and 2016 were as follows:

December 31,	2017	2016

LIHTC	$46,466	$58,552
Receivable for securities	5,539	4,022
Other invested assets-affiliated	504,088	443,560
Other invested assets-unaffiliated	1,381	1,381

Total other invested assets	$557,474	$507,515

Other invested assets, affiliated represents the Company’s investment in subsidiaries ISP, PMAM, PMAM’s Private Fund(s) and notes receivable held by the Company from JMS, a subsidiary of ISP. Refer to Note 11 for additional discussion on other invested assets, affiliated.

Low Income Housing Tax Credits  The Company has no LIHTC properties under regulatory review at December 31, 2017 and 2016. There were no write-downs due to forfeiture of eligibility and there were no impairments for 2017 or 2016.

Commitments of $19,128 and $20,362 for the years ended December 31, 2017 and 2016, respectively, have been recorded in Other liabilities related to unconditional and legally binding delayed equity contributions associated with investments in LIHTC. The Company has unexpired tax credits with remaining lives ranging between 7 and 11 years and required holding periods for its LIHTC investments between 9 and 14 years.

NET INVESTMENT INCOME AND REALIZED CAPITAL GAINS/(LOSSES) The following table summarizes the major categories of net investment income for the years ended:

December 31,	2017	2016

Income:
Bonds and preferred stock	$480,627	$452,442
Common stocks — affiliated	—	5,300
Unaffiliated	6,530	9,575
Real estate	3,519	3,036
Policy loans	15,753	15,981
Alternative assets	60,696	47,659
Other invested assets	36,789	32,903
Other	11,726	1,845
Derivatives	(4,160)	3,839
IMR amortization	(12,145)	(4,091)

Total investment income	599,335	568,489

Expenses:
Surplus note interest	28,759	28,744
Depreciation of real estate	1,765	1,287
Other investment expenses	15,673	17,992

Total investment expenses	46,197	48,023

NET INVESTMENT INCOME	$553,138	$520,466

There was no nonadmitted accrued investment income at December 31, 2017 and 2016.

Included in the table above (Debt securities) is $3,712 of investment income attributable to securities disposed of as a result of a callable feature, spread over 57 securities.

Page 22	The Penn Mutual Life Insurance Company

($ in Thousands)

During 2017 and 2016, proceeds from sales of bonds, preferred stock, and common stocks, and related gross realized gains and losses on those sales were as follows for the years ended December 31:

	2017			2016

	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses	Proceeds From Sales	Gross Realized Gains	Gross Realized Losses
Bonds	$473,864	$40,273	$5,099	$426,152	$55,749	$8,764
Preferred stock	—	—	—	4,950	—	71
Common stock	70,573	2,026	1,384	51,825	1,556	6,343

There was no nonadmitted accrued investment income at December 31, 2017 and 2016.

Realized capital gains are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended:

December 31,	2017	2016

Realized capital gains	$36,091	$64,004
Less:
Amount transferred to IMR (net of related taxes of $(31,291) in 2017 and $(25,943) in 2016)	(519)	11,078
Income tax effect on realized capital gains	(31,291)	26,983

NET REALIZED CAPITAL GAINS	$67,901	$25,943

Portions of realized capital gains and losses that were determined to be interest related were transferred to the IMR. The Company did not sell any securities with the NAIC’s designation 3 or below during the years ended December 31, 2017 and 2016 that were reacquired within 30 days of the sale date.

STRUCTURED NOTES  The following table represents structured notes held by the Company as of December 31:

2017
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Y/N)

3136F9RQ8	$1,294	$1,570	$1,481	N
89356BAB4	3,000	3,248	3,000	N
912810FD5	193	251	192	N
912810RA8	25,005	26,245	25,599	N
912810RL4	45,035	47,373	46,040	N
912810RR1	402,685	422,590	410,422	N
912810RW0	50,218	53,092	50,608	N

2016
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value	Mortgage- Referenced Security (Y/N)

3136F9RQ8	$1,294	$1,582	$1,451	N
912810FD5	182	237	181	N
912828C99	51,317	52,223	51,785	N

2017 Statutory Financial Statements	Page 23

($ in Thousands)

Note 4.   RESERVES AND FUNDS FOR PAYMENT OF ANNUITY BENEFITS

The Company’s separate accounts are non-guaranteed. The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts are illustrated below as of December 31:

2017	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	—	$—	—%
At book value less surrender charges	246,377	—	246,377	2%
At fair value	—	6,776,889	6,776,889	67%

Subtotal	246,377	6,776,889	7,023,266	69%

At book value — without adjustment	2,001,511	—	2,001,511	20%
Not subject to discretionary withdrawal	1,013,066	149,817	1,162,883	11%

Total annuity reserves and deposit liabilities gross	3,260,954	6,926,706	10,187,660	100%

Less: reinsurance ceded	(4,002)	—	(4,002)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$3,256,952	$6,926,706	$10,183,658

2016	General Account	Separate Account	Total	% of Total

Subject to discretionary withdrawal-with adjustments:
With fair value adjustment	$—	$—	$—	—%
At book value less surrender charges	324,973	—	324,973	4%
At fair value	—	6,145,775	6,145,775	64%

Subtotal	324,973	6,145,775	6,470,748	68%

At book value — without adjustment	1,628,409	—	1,628,409	17%
Not subject to discretionary withdrawal	1,319,846	141,936	1,461,782	15%

Total annuity reserves and deposit liabilities gross	3,273,228	6,287,711	9,560,939	100%

Less: reinsurance ceded	(4,296)	—	(4,296)

TOTAL ANNUITY RESERVES AND DEPOSIT LIABILITIES, NET	$3,268,932	$6,287,711	$9,556,643	—%

The following summarizes total annuity actuarial reserves and liabilities for deposit-type contracts at December 31:

	2017	2016

Statutory Statements of Admitted Assets, Liabilities and Surplus:
Policyholders’ reserves — group annuities	$226,168	$243,571
Policyholders’ reserves — individual annuities	2,166,093	2,207,355
Liabilities for deposit-type contracts	846,351	796,696
VACARVM reserves	18,340	21,310

Subtotal	3,256,952	3,268,932

Separate Account Annual Statement:
Annuities	6,926,674	6,287,681
Supplementary contracts with life contingencies	14	13
Other annuity contract-deposit-funds	18	17

Subtotal	6,926,706	6,287,711

TOTAL RESERVES	$10,183,658	$9,556,643

Page 24	The Penn Mutual Life Insurance Company

($ in Thousands)

As of December 31, 2017 and 2016, the Company has recorded reserves of $350,848 and $300,363, respectively, related to outstanding borrowings from the FHLB-PGH classified as funding agreements.

The Company has variable annuity contracts containing GMDB provisions that provide a specified minimum return upon death as follows:

RETURN OF PREMIUM  provides the greater of the account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net purchase payments.” This guarantee is a standard death benefit on all individual variable annuity products.

STEP-UP  provides a variable death benefit equal to the greater of the account value and the highest variable account value adjusted for withdrawals and transfers from any prior contract anniversary date.

RISING FLOOR  provides a variable death benefit equal to the greater of the current account value and the variable purchase payments accumulated at a set rate and adjusted for withdrawals and transfers.

The following table summarizes the account values and net amount at risk (death benefit in excess of account value), net of reinsurance for variable annuity contracts with guarantees invested in the separate account as of December 31:

	2017	2016

Account value	$6,985,083	$6,383,890
Net amount at risk	26,301	59,621

The Company has variable annuity contracts that have GMAB and GMAB/GMWB Rider options. The GMAB provides for a return of principal at the end of a ten-year period. The GMAB/GMWB combination rider allows for guaranteed withdrawals from a benefit base after a selected waiting period. The GMWB riders are also available with inflation or death benefit protection. The benefit base is calculated as the maximum of principal increase at a roll up rate less any partial withdrawals during the accumulation phase, the current account value, and the highest anniversary value over the first ten years. The withdrawal amount is stated as a percentage of the benefit base and varies based on whether the annuitant selects lifetime withdrawals or a specified period. One version of this rider has an inflation adjustment applied to the Guaranteed Withdrawal Amount.

The following table summarizes the account values for the different benefit types as of December 31, 2017:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,738	$222,764	$215,168
GMWB w/inflation	16,013	2,913,202	2,873,278
GMAB/GMWB	12,649	2,470,545	2,406,795
GMWB w/ DB	1,311	224,733	216,859

Total	31,711	$5,831,244	$5,712,100

The following table summarizes the account values for the different benefit types as of December 31, 2016:

Rider Type	Contracts	Fund Value	Cash Value

GMAB	1,706	$192,907	$184,605
GMWB w/inflation	12,922	2,121,709	2,072,861
GMAB/GMWB	16,360	2,810,253	2,736,035
GMWB w/ DB	1,032	163,474	156,076

Total	32,020	$5,288,343	$5,149,577

2017 Statutory Financial Statements	Page 25

($ in Thousands)

Reserves for living and death benefits are based on the methodology specified in Actuarial Guideline XLIII (VACARVM), which specifies the final reserve as the greater of standard and stochastic scenarios floored at the basic adjusted reserve and cash value. The standard scenario is based on a single path, deterministic projection with stipulated assumptions. The stochastic scenario is based on the Conditional Tail Expectation (“CTE”) 70% of 1000 stochastically generated interest rate scenarios. Prudent estimate assumptions including margins for uncertainty are used to calculate the stochastic amount. Key assumptions needed in valuing the liability include full withdrawals, partial withdrawals, mortality, the Consumer Price Index, investment management fees and revenue sharing, expenses, fund allocations and other policyholder behavior. In addition, a method for projecting interest rates and equity returns is required. The stochastic process also requires the projection of in-force general account assets, assets from reinvested cash flows and in-force hedge assets that support the liabilities. The key assumptions needed in valuing the assets include reinvestment asset mix, reinvestment credit spreads, default rates, implied volatility and swap interest rates. At December 31, 2017 and 2016, the standard scenario was the greater of the two measures and was used as the final reserve. The final reserve balance for policies that fall within the scope of Actuarial Guideline XLIII, which covers both Living and Death Benefit guarantees, is $6,870,443 and $6,254,404, as of December 31, 2017 and 2016, respectively. During 2017 and 2016, there was no release of reserves as a result of the annual assumption review.

Note 5.  SEPARATE ACCOUNTS

Separate Accounts Registered with the SEC  The Company maintains separate accounts, which are registered with the Securities Exchange Commission (“SEC”), for its individual variable life and annuity products with assets of $7,873,429 and $7,155,006 at December 31, 2017 and 2016, respectively. The assets for these separate accounts, which are carried at fair value, represent investments in shares of the Company’s Penn Series Funds and other non-proprietary funds.

Separate Accounts Not Registered with the SEC  The Company also maintains separate accounts, which are not registered with the SEC, with assets of $156,146 and $147,602 at December 31, 2017 and 2016, respectively. While the product itself is not registered with the SEC, the underlying assets are comprised of SEC registered mutual funds. The assets in these separate accounts are carried at fair value.

Information regarding the Separate accounts of the Company, all of which are nonguaranteed, is as follows:

Years Ended December 31,	2017	2016

Premiums considerations and deposits	$330,116	$358,081
Reserves at December 31, at market value	7,890,645	7,145,135
Subject to discretionary withdrawal at market value	7,890,645	7,145,135

The following table reconciles the amounts transferred to and from the separate accounts as reported in the financial statements of the separate accounts to the amount reported in the Statements of Income and Changes in Surplus:

Years Ended December 31,	2017	2016

Transfers as reported in the financial statements of the separate accounts:
Transfers to separate accounts	$330,116	$358,080
Transfers from separate accounts	(530,135)	(592,214)

Transfers as reported in the Statements of Income	$(200,019)	$(234,134)

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and transactions. For the current reporting year, the Company reported assets and liabilities from variable life and annuity product lines into a separate account.

Page 26	The Penn Mutual Life Insurance Company

($ in Thousands)

The assets of the separate accounts, which are legally insulated from the general account, are comprised of the following product mix as of December 31:

Product Description	2017	2016

Enhanced Deferred Individual Annuity	$6,500,100	$5,901,830
Single Life Variable Universal Life	687,429	605,533
Basic Deferred Individual Annuity	403,654	388,288
Joint Life Variable Universal Life	282,246	259,355
Deferred Group Annuity	156,146	147,602

Total	$8,029,575	$7,302,608

Certain separate account liabilities are guaranteed by the general account. To compensate the general account for the risk taken, the separate account paid risk charges to the general account totaling $57,547 and $53,865 for the years ended December 31, 2017 and 2016, respectively and $202,964 for the four-year period between 2014 and 2017.

For the years ended December 31, 2017 and 2016, the general account of the Company has paid $778 and $808, respectively, towards separate account guarantees, and $4,213 cumulatively over the last five years.

Note 6.  DERIVATIVES

The Company utilizes derivatives to achieve its risk management goals. Exposure to risk is monitored and analyzed as part of the Company’s asset/liability management process, which focuses on risks that impact liquidity, capital, and income. The Company may enter into derivative transactions to hedge exposure to interest rate, credit, liability, currency, and cash flow risks. The Company uses swaps, swaptions, futures, forward contracts, caps and options to hedge these risks.

When entering into a derivative transaction, there are several risks, including but not limited to basis risk, credit risk, and market risk. Basis risk is the exposure to loss from imperfectly matched positions, and is monitored and minimized by modifying or terminating the transaction. Credit risk is the exposure to loss as a result of default or a decline in credit rating of a counterparty. Credit risk is addressed by establishing and monitoring guidelines on the amount of exposure to any particular counterparty. Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. The Company manages the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken. Also, the Company requires that an International Swaps and Derivatives Association Master agreement govern all Over-the-Counter (“OTC”) derivative contracts. In addition, as a result of Dodd Frank Title VII, interest rate swaps are centrally cleared through an exchange.

For the year ended December 31, 2017, the Company did not have any derivative instruments designated and qualifying as hedging instruments. The following table presents the notional values, fair values and carrying values of derivative instruments designated and qualifying as hedging instruments for the year ended December 31, 2016. Derivative instruments with carrying values showing a gain are reported as admitted assets. Derivative instruments with carrying values showing a loss are reported in liabilities.

2017 Statutory Financial Statements	Page 27

($ in Thousands)

Derivative Instruments Designated and Qualifying as Hedging Instruments

December 31,	2017						2016
		Notional Value	Fair Value		Carrying Value			Notional Value	Fair Value		Carrying Value
	Number		Gain	(Loss)	Gain	(Loss)	Number		Gain	(Loss)	Gain	(Loss)

Cash flow hedges:
Equity options	—	$—	$—	$—	$—	$—	64	$1,981,354	$89,232	$—	$59,412	$—
Currency swaps	—	—	—	—	—	—	—	—	—	—	—	—
Interest rate swaps	—	—	—	—	—	—	1	50,000	—	(1,116)	—	—
Fair value hedges:
Interest rate swaps	—	—	—	—	—	—	2	45,000	—	(3,945)	—	—

Total designated and qualifying as hedges	—	$—	$—	$—	$—	$—	67	$2,076,354	$89,232	$(5,061)	$59,412	$—

The following table presents the notional and fair values of derivative financial instruments not designated and not qualifying as hedging instruments. Fair values showing a gain are reported as admitted assets. Fair values showing a loss are reported in liabilities. For the derivative instruments shown below, fair values equal carrying values.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

December 31,	2017				2016
		Notional Value	Fair Value			Notional Value	Fair Value
	Number		Gain	(Loss)	Number		Gain	(Loss)

Credit default swaps	1	$5,000	$—	$(393)	1	$5,000	$—	$(518)
Equity futures	200	26,760	—	(50)	400	44,724	—	(105)
Equity options	6	491,720	2,686	(3,009)	8	431,620	5,360	(1,672)
Inflation swaps	2	125,000	—	(7,206)	2	125,000	—	(8,012)
Interest rate futures	13,900	3,400,776	555	(132)	2,600	357,451	1,084	(2,832)
Interest rate swaps	63	5,666,700	16,978	(100,409)	24	2,593,400	4,110	(82,650)
Swaptions	2	330,000	—	(1,076)	4	350,000	—	(1,945)
Total return swaps	32	2,506,347	74,184	(221,552)	15	657,628	—	(101,363)
Treasury forwards	3	102,000	1,166	(74)	3	115,712	—	(16,920)

Total not designated and not qualifying as hedges	14,209	$12,654,303	$95,569	$(333,901)	3,057	$4,680,535	$10,554	$(216,017)

The impact of derivative instruments reported on the Statements of Income for the years ended December 31, 2017 and 2016, segregated by derivatives designated and qualifying as hedging instruments and derivatives not designated and not qualifying as hedging instruments, is reported in the tables below:

Derivative Instruments Designated and Qualifying as Hedging Instruments

For the Years Ended December 31,	2017			2016
	Net Investment Income/(Loss)	Net Investment Gains/(Losses)	Benefits paid to policyholders and beneficiaries	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]	Benefits paid to policyholders and beneficiaries

Cash flow hedges:
Equity options	$—	$—	$78,855	$—	$—	$ (4,636)
Interest rate swaps	—	—	—	641	—	—
Currency swaps	—	—	—	61	3,124	—
Fair value hedges:
Interest rate swaps	—	—	—	(1,056)	—	—

Total qualifying hedges	$—	$—	$78,855	$(354)	$3,124	$(4,636)

1	Net investment gains/(losses) were transferred to the IMR.

Page 28	The Penn Mutual Life Insurance Company

($ in Thousands)

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

YEARS ENDED DECEMBER 31,	2017		2016
	Net Investment Income/(Loss)	Net Investment Gains/(Losses)	Net Investment Income/(Loss)	Net Investment Gains/(Losses)[1]

Credit default swaps	$ (190)	$—	$(253)	$(2)
Equity options	—	15,691	—	(23,817)
Equity futures	—	12,076	—	668
Inflation swaps	(1,457)	—	(161)	—
Interest rate futures	—	(2,228)	—	3,086
Interest rate swaps	(9,060)	7,048	(698)	67,312
Swaptions	—	3,388	—	1,474
Total return swaps	6,547	(89,159)	5,305	(25,360)
Treasury forwards	—	(12,880)	—	9,245

Total nonqualifying hedges	$(4,160)	$(66,064)	$4,193	$32,606

1	$13,852 of the net investment gains/(losses) were transferred to the IMR for the year ended December 31, 2016, respectively.

Derivative Instruments Designated and Qualifying as Hedging Instruments

While effective, the valuation of the derivative follows the valuation of the hedged asset. The variable rate fixed income securities are carried at amortized cost. Amortized cost for the derivative is zero. Therefore, for an effective hedge, the derivative is not recorded on the balance sheet. If the hedge is no longer effective or if the hedging arrangement is discontinued, the derivative is accounted for at fair value and the change in fair value is recorded as unrealized gains or losses. At termination, the gain/(loss) on the derivative would be realized and tax-affected. The tax-affected amount is allocable to the IMR, because it is attributable to changes in interest rates and is on a derivative that was hedging a financial asset, and is amortized into income over the remaining life of the derivative.

During the year ended December 31, 2017, the Company elected to voluntarily discontinue hedge accounting for two interest rate swaps. One swap was used for a cash flow hedge of cash flows related to the variability of interest rate payments associated with holdings of 3-month LIBOR variable rate fixed income securities. The other swap had been designated as fair value hedges of changes in the market values of specific bonds in the corporate bond portfolio due to changes in interest rates. An additional interest rate swap the Company had designated for hedge accounting no longer qualified as an effective hedge.

As a result, the Company did not have any derivative instruments designated and qualifying for hedge accounting for the year ended December 31, 2017.

The Company has purchased equity options in the form of call spreads that qualify for hedge accounting. These were designated as cash flow hedges of cash flows related to the annual return of the S&P 500 Index. These call spreads are used to hedge the increase in liability associated with indexed credits on IUL and VUL policies. As these are derivatives in a highly effective hedge, they are carried at cost in a manner consistent with the firm commitment being hedged. At termination, a realized gain amount, net of the cost basis, is recognized within benefits paid to policyholders and beneficiaries on the Statements of Income and Changes in Surplus, consistent with the change in liability associated with the account value. In the event that the hedge fails to qualify as being highly effective at any of the accounting measurement points, the hedge will be considered ineffective and the derivative will be marked to market and the associated change will be recognized as unrealized gain/(loss). At the time of exercise or expiration of the derivative, the associated realized gain or loss will flow through net investment gain/(loss) on the income statement.

2017 Statutory Financial Statements	Page 29

($ in Thousands)

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company enters into interest rate caps, interest rate and equity futures, credit default swaps, forward contracts, interest rate swaps, inflation swaps and equity options that do not qualify for hedge accounting.

These instruments are carried at fair value and are classified as either derivative assets or derivative liabilities in the Statements of Admitted Assets, Liabilities and Surplus. The Company’s use of interest rate caps is designed to manage risk associated with rising interest rates. Credit default swaps protect the Company from a decline in credit quality of a specified security resulting in bankruptcy or the failure to pay. The Company may use “to be announced” forward contracts to gain exposure to the investment risk and return of mortgage-backed securities.

The Company uses interest rate swaps, interest rate futures, treasury forwards and swaptions to reduce market risks from changes in interest rates; the Company uses inflation swaps as an economic hedge to reduce inflation risk associated with inflation-indexed liabilities.

Total return swaps, equity options and equity futures are used to hedge the company’s liability risk exposure to declines in the equity markets.

The Company offers IUL products which have embedded options with guaranteed returns. The Company uses equity options in the form of call spread options for protection from rising equity levels and rising volatility.

The change in unrealized capital gains/(losses) for derivative instruments not designated and not qualifying as hedging instruments are as follows for the years ended December 31:

	2017	2016

Credit default swaps	$125	$86
Equity futures	55	1,087
Equity options	(5,550)	21,493
Inflation swaps	806	3,455
Interest rate futures	2,170	90
Interest rate swaps	(4,890)	(37,969)
Swaptions	(486)	58
Total return swaps	(46,005)	(71,179)
Treasury forwards	18,013	(16,414)

Total	$(35,762)	$(99,293)

The Company offers a variety of variable annuity contracts with GMAB or GMWB (described further in Note 4). The contractholders may elect to invest in equity funds. Adverse changes in the equity markets expose the Company to losses if the changes result in contractholder’s account balances falling below the guaranteed minimum. To mitigate the risk associated with these liabilities, the Company enters into various derivative instruments. The changes in value of the derivative instruments will offset a portion of the changes in the annuity accounts relative to changes in the equity market.

CREDIT RISK

The Company is exposed to credit related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to minimum transfer amounts that are functions of the counterparty’s credit rating. As of December 31, 2017 and 2016, the Company was fully collateralized thereby eliminating the potential for an accounting loss. Additionally, certain agreements with counterparties allow for contracts in a positive position to be offset by contracts in a negative position. This right of offset also reduces the Company’s exposure. As of December 31, 2017 and 2016, the Company pledged collateral of $380,520 and $155,897, respectively, in the form of securities and cash. The cash received from held collateral that is not invested in an interest bearing money market fund is invested mainly in fixed income securities.

Page 30	The Penn Mutual Life Insurance Company

($ in Thousands)

As of December 31, 2017 and 2016, the Company pledged collateral for futures contracts of $1,769 and $6,984, respectively, in the form of cash. Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments.

Note 7.   FAIR VALUE OF FINANCIAL INSTRUMENTS AND OFF-BALANCE-SHEET RISK

FAIR VALUE MEASUREMENT  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurement is based on assumptions market participants would make in pricing an asset or liability. Inputs to valuation techniques to measure fair value are prioritized by establishing a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to prices derived from unobservable inputs. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its fair value measurement.

The Company has categorized its assets and liabilities into the three-level fair value hierarchy based upon the priority of the inputs. The following summarizes the types of assets and liabilities included within the three-level hierarchy:

Level 1	Fair value is based on unadjusted quoted market prices in active markets for identical assets or liabilities that are accessible at the measurement date. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following for the measured asset/liability: i) many transactions, ii) current prices, iii) price quotes not varying substantially among market makers, iv) narrow bid/ask spreads and v) most information publicly available. Prices are obtained from readily available sources for market transactions involving identical assets and liabilities.

Level 2	Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Prices for assets classified as Level 2 are primarily provided by an independent pricing service or are internally priced using observable inputs. In circumstances where prices from pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the fair value hierarchy.

Level 3	Fair value is based on significant inputs that are unobservable for the asset or liability. These inputs reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability. These are typically less liquid fixed maturity securities with very limited trading activity. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, market approach and other similar techniques. Prices may be based upon non-binding quotes from brokers or other market makers that are reviewed for reasonableness, based on the Company’s understanding of the market but are not further corroborated with other additional observable market information.

The determination of fair value, which for certain assets and liabilities is dependent on the application of estimates and assumptions, can have a significant impact on the Company’s results of operations. The following sections describe the valuation methodologies used to determine fair values as well as the key estimates and assumptions surrounding certain assets and liabilities, measured at fair value on a recurring basis, that could have a significant impact on the Company’s results of operations or involve the use of significant unobservable inputs.

The fair value process is monitored on a quarterly basis by financial and investment professionals who utilize additional subject matter experts as applicable. The purpose is to monitor the Company’s asset valuation policies and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues, changes to valuation methodologies and pricing sources. To assess the continuing appropriateness of third party pricing service security valuations, the Company regularly monitors the prices and

2017 Statutory Financial Statements	Page 31

($ in Thousands)

reviews price variance reports. In addition, the Company performs an initial and ongoing review of the third party pricing services methodologies, reviews inputs and assumptions used for a sample of securities on a periodic basis. Pricing challenges are raised on valuations considered not reflective of market and are monitored by the Company.

BONDS  The fair values of the Company’s debt securities are generally based on quoted market prices or prices obtained from independent pricing services or internally developed pricing.

In order to validate reasonability of valuations received from independent pricing services, prices are reviewed by internal investment professionals through comparison with directly observed recent market trades or color or by comparison of significant inputs used by the pricing service to the Company’s observations of those inputs in the market. In circumstances where prices from independent pricing services are reviewed for reasonability but cannot be corroborated to observable market data as noted above, these security values are recorded in Level 3 in the Company’s fair value hierarchy. Under certain conditions, the Company may conclude pricing information received from third party pricing services is not reflective of market activity and may over-ride that information with an internally developed valuation that utilizes market information and activity. As of December 31, 2017, there were 2 debt securities carried at a fair value of 5,868 that were valued in this manner. As of December 31, 2016, there were no debt securities carried at fair value that were valued in this manner.

In circumstances where market data such as quoted market prices or vendor pricing is not available, estimated fair value is calculated internally using internal estimates based on significant observable inputs are used to determine fair value. Inputs considered in developing internal pricing vary by type of security; however generally include: public debt, industrial comparables, underlying assets, credit ratings, yield curves, type of deal structure, collateral performance, loan characteristics and various indices, as applicable. Internally priced securities using significant observable inputs are classified within Level 2 of the fair value hierarchy which generally include the Company’s investments in privately-placed corporate securities and investments in certain ABS that are priced using observable market data. Inputs considered for these securities generally include: public corporate bond spreads, industry sectors, average life, internal ratings, security structure, liquidity spreads, credit spreads and yield curves, as applicable. If the discounted cash flow model incorporates significant unobservable inputs, these securities would be reflected within Level 3 in the Company’s fair value hierarchy.

In circumstances where significant observable inputs are not available, estimated fair value is calculated internally by using unobservable inputs. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset, and are therefore included in Level 3 in the Company’s fair value hierarchy. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security.

The Company’s Level 3 debt securities generally include certain ABS priced using one or multiple broker quotes, asset backed trust preferred debt, auction rate securities, and certain public and private debt securities priced internally based on observable and unobservable inputs.

Significant inputs used in valuing the Company’s Level 3 debt securities include: issue specific credit adjustments, illiquidity premiums, estimation of future collateral performance cash flows, default rate assumptions, acquisition cost, market activity for securities considered comparable and non-binding quotes from certain market participants. Certain of these inputs are considered unobservable, as not all market participants will have access to this data.

The methodologies followed for valuing the Company’s significant Level 3 debt securities include:

•

Asset backed securities — These assets are valued based upon broker quotes which are updated regularly. The quoted valuation is based upon a discounted cash flow model and the assumptions underlying the model include swap curve rates, prepayment and default assumptions and an illiquidity premium. On a periodic basis, management reviews the underlying assumptions with the quoting broker and reviews the final quotes for reasonableness.

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•

Asset backed trust preferred securities — The process used to value these assets consists of determining the current market price and credit spread of the underlying floating rate security that will be received at maturity of the trust. That value is then discounted based upon a rate consisting of the applicable swap yield to maturity, the discount margin and an illiquidity premium established by management.

EQUITY SECURITIES  Equity securities consist principally of investments in common and preferred stock of publicly traded companies, exchange traded funds, closed-end funds, and FHLB-PGH capital stock.

Common Stock  The fair values of most publicly traded common stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. Fair value for the FHLB capital stock approximates par value and is classified within Level 3 of the Company’s fair value hierarchy.

Preferred Stock  The fair values of publicly traded preferred stock are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the Company’s fair value hierarchy. The fair values of non-exchange traded preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with recent market trades we have directly observed. Accordingly, these securities are classified within Level 2 in the Company’s fair value hierarchy. Preferred stock that is internally priced utilizes less observable inputs. The specific natures of the inputs are evaluated on a security by security basis by our investment professionals; however, securities of this type are generally classified within Level 3 of the fair value hierarchy.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS  Short-term investments and cash equivalents carried at Level 1 consist of money market funds and investments purchased with maturities less than or equal to 12 months. These are carried at amortized cost and approximate fair value.

DERIVATIVE INSTRUMENTS  The fair values of derivative contracts are determined based on quoted prices in active exchanges or prices provided by counterparties, exchanges or clearing members as applicable, utilizing valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns and liquidity as well as other factors.

The Company’s exchange traded futures include index futures that are valued using quoted prices in active markets and are classified within Level 1 in our fair value hierarchy.

Derivative positions traded in the OTC derivative market where fair value is determined based upon values received form counterparties are classified within Level 2. These investments include: interest rate swaps, interest rate caps, total return swaps, swaptions, equity options, inflation swaps, forward contracts, and credit default swaps. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, broker-dealer quotations, third-party pricing vendors and/or recent trading activity. In order to validate reasonability of prices received by counterparties, prices are reviewed by our investment professionals through comparison with directly observed recent market trades, comparison with internal valuations estimated through use of valuation models maintained on an industry standard analytical and valuation platform, or comparison of all significant inputs used by the pricing service to our observations of those inputs in the market. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Refer to Note 6 for additional disclosures regarding derivatives.

SEPARATE ACCOUNT ASSETS  Separate account assets primarily consist of mutual funds. The fair value of mutual funds is based upon quoted prices in an active market, resulting in classification within Level 1 of the Company’s fair value hierarchy.

2017 Statutory Financial Statements	Page 33

($ in Thousands)

The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2017	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$287	$—	$287
Commercial MBS	—	—	3,660	3,660

Total Bonds	—	287	3,660	3,947
Common stock — unaffiliated	48,584	—	15,778	64,362
Derivatives
Futures	555	—	—	555
Interest rate swaps	—	16,978	—	16,978
Total return swaps	—	74,184	—	74,184
Equity options	—	2,686	—	2,686
Treasury Forward	—	1,166	—	1,166

Total derivatives	555	95,014	—	95,569

Total investments	49,139	95,301	19,438	163,878
Separate account assets (1)	8,029,575	—	—	8,029,575

Total assets	$8,078,714	$95,301	$19,438	$8,193,453

Liabilities:
Derivatives
Interest rate swaps	$—	$(100,409)	$—	$(100,409)
Credit default swaps	—	(393)	—	(393)
Futures	(182)	—	—	(182)
Equity options	—	(3,009)	—	(3,009)
Inflation swaps	—	(7,206)	—	(7,206)
Swaptions	—	(1,076)	—	(1,076)
Total return swaps	—	(221,552)	—	(221,552)
Treasury Forward	—	(74)	—	(74)

Total liabilities	$(182)	$(333,719)	$—	$(333,901)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Surplus.

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The following table presents the financial instruments carried at fair value by caption on the Statements of Admitted Assets, Liabilities and Surplus and by valuation hierarchy (as described above).

December 31, 2016	FV Level 1	FV Level 2	FV Level 3	Total

Assets:
Bonds:
Corporate securities	$—	$1,494	$—	$1,494
Commercial MBS	—	—	—	—
Asset-backed securities	—	—	1,514	1,514

Total Bonds	—	1,494	1,514	3,008
Redeemable preferred stock	—	—	7,544	7,544
Common stock — unaffiliated	70,070	—	13,589	83,659
Derivatives
Futures	1,084	—	—	1,084
Interest rate swaps	—	4,110	—	4,110
Equity options	—	5,360	—	5,360

Total derivatives	1,084	9,470	—	10,554

Total investments	71,154	10,964	22,647	104,765
Separate account assets (1)	7,302,608	—	—	7,302,608

Total assets	$7,373,762	$10,964	$22,647	$7,407,373

Liabilities:
Derivatives
Interest rate swaps	$—	$(82,650)	$—	$(82,650)
Credit default swaps	—	(518)	—	(518)
Futures	(2,937)	—	—	(2,937)
Equity options	—	(1,672)	—	(1,672)
Inflation swaps	—	(8,012)	—	(8,012)
Swaptions	—	(1,945)	—	(1,945)
Total return swaps	—	(101,363)	—	(101,363)
Treasury forwards	—	(16,920)	—	(16,920)

Total liabilities	$(2,937)	$(213,080)	$—	$(216,017)

(1)	Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Surplus.

SIGNIFICANT TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2  There were no significant transfers between Level 1 and Level 2.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS  When a determination is made to classify a financial instrument within Level 3, the determination is based upon the significance of the unobservable parameters to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated to external sources); accordingly, the gains and losses in the table below include changes in fair value due in part to observable factors that are part of the valuation methodology.

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($ in Thousands)

The Company recognizes transfers into Level 3 as of the end of the period in which the circumstances leading to the transfer occurred. The Company recognizes transfers out of Level 3 at the beginning of a period in which the circumstances leading to the transfer occurred.

One asset received an NAIC 6 rating in 2017 due to a change in modeling breakpoints and is now carried at fair value in Level 3. One asset had the fair value increase above the amortized cost and is no longer carried at fair value as a Level 3.

The tables below include a rollforward of the Statements of Admitted Assets, Liabilities and Surplus amounts for the years ended December 31, 2017 and 2016 (including the change in fair value), for financial instruments classified by the Company within Level 3 of the valuation hierarchy.

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2017	$—	$1,514	$7,544	$13,589	$22,647
Transfers in	3,660	—	—	—	3,660
Transfers out	—	—	(7,544)	—	(7,544)
Total gains or losses (realized/ unrealized) included in:
Income/(loss)	—	(37)	—	—	(37)
Surplus	—	113	—		113
Amortization/Accretion		—	—	—	—
Purchases/(Sales):
Purchases	—	—	—	12,189	12,189
(Sales)	—	(1,590)	—	(10,000)	(11,590)

Balance December 31, 2017	$3,660	$—	$—	$15,778	$19,438

	Commercial MBS	Asset- Backed Securities	Preferred Stock	Common Stock	Total Assets

Balance January 1, 2016	$8,000	$1,579	$—	$20,484	$30,063
Transfers in	—	—	—	—	—
Transfers out	(4,194)	—	—	—	(4,194)
Total gains or losses (realized/unrealized) included in:
Income/(loss)	(5,359)	15	(56)	—	(5,400)
Surplus	1,932	(8)	—	—	1,924
Amortization/Accretion	68	—	—	—	68
Purchases/(Sales):
Purchases	—	—	7,600	65	7,665
(Sales)	(447)	(72)	—	(6,960)	(7,479)

Balance December 31, 2016	$—	$1,514	$7,544	$13,589	$22,647

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($ in Thousands)

The following summarizes the fair value, valuation techniques and significant unobservable inputs of the Level 3 fair value measurements that were developed as of December 31, 2017:

	Fair Value	Valuation Technique	Significant Unobservable Inputs	Rate/Range or/ weighted avg.

Assets:
Investments
Bonds
Commercial MBS	3,660	Property, appraisal and credit support	Not available	N/A

Common stock
Unaffiliated	11	Cost	Not available	N/A
FHLB Membership Stock	15,767	Set by issuer-FHLB-PGH(1)	Not available	N/A

Total investments	19,438

(1)	Fair Value approximates carrying value. The par value of the FHLB capital stock is $100 and set by the FHLB. The capital stock is issued, redeemed and repurchased at par.

The following tables summarizes the aggregate fair value for all financial instruments and the level within the fair value hierarchy in which the fair value measurements in their entirety fall, for which it is practicable to estimate fair value, at December 31:

2017	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$9,932,582	$9,209,554	$616,591	$9,136,146	$179,845
Redeemable preferred stock	116,660	112,008	67,404	39,388	9,868
Common stock-unaffiliated	64,362	64,362	48,584	—	15,778
Cash and short-term investments	299,313	299,313	299,313	—	—
Derivatives	95,569	95,569	555	95,014	—
Separate Account assets	8,029,575	8,029,575	8,029,575	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,434,677	$2,418,185	$—	$—	$2,434,677
Derivatives	333,901	333,901	182	333,719	—
Separate Account liabilities	8,029,575	8,029,575	8,029,575	—	—

2016	Aggregate Fair Value	Admitted Value	Level 1	Level 2	Level 3

Financial Assets:
Bonds	$9,053,505	$8,629,523	$83,838	$8,814,309	$155,358
Redeemable preferred stock	107,639	107,952	60,621	37,537	9,481
Common stock-unaffiliated	83,659	83,659	70,070	—	13,589
Cash and short-term investments	213,173	213,173	213,173	—	—
Derivatives	99,785	69,966	1,084	98,701	—
Separate Account assets	7,302,608	7,302,608	7,302,608	—	—

Financial Liabilities:
Investment-Type Contracts
Individual annuities	$2,474,216	$2,458,512	$—	$—	$2,474,216
Derivatives	221,078	216,017	2,937	218,141	—
Separate Account liabilities	7,302,608	7,302,608	7,302,608	—	—

2017 Statutory Financial Statements	Page 37

($ in Thousands)

During 2017, securities totaling $6,503 were transferred from Level 2 to Level 3 primarily due to internal estimates using significant unobservable estimates, as well as securities no longer being priced by an independent service using observable inputs and broker quotes. During 2017, securities with a fair value totaling $20,069 were transferred from Level 3 to Level 2 due to a change in pricing methodology from broker quote to internal estimates using significant observable inputs and being priced by independent services using observable inputs.

During 2016, securities with a fair value totaling $616,717 were transferred from Level 3 to Level 2 due to a change in pricing methodology from broker quote to internal estimates using significant observable inputs and being priced by independent services using observable inputs.

Note 8.   BENEFIT PLANS

The Company maintains both funded and unfunded non-contributory defined benefit pension plans covering all eligible employees. The Company also has other postretirement benefit plans (health care plans) covering eligible existing retirees and limited other eligible employees. The Company uses a measurement date of December 31 for all plans.

PENSION PLANS  The Company has both funded (“qualified pension plan”) and unfunded (“nonqualified pension plans”) non-contributory defined benefit pension plans covering all eligible employees (collectively, the “pension plans”). The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act (“ERISA”) of 1974. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

The Company approved the freezing of benefits under its qualified pension plan and nonqualified Tax Equity and Fiscal Responsibility Act (“TEFRA”) pension plans. Therefore, no further benefits are accrued for participants.

OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS  The Company provides certain life insurance and health care benefits (“other postretirement healthcare plans”) for its retired employees and advisers, and their beneficiaries and covered dependents.

OTHER PLANS  The Company has non-qualified deferred compensation plans that permit eligible key employees, advisers, and trustees to defer portions of their compensation to these plans. Certain Company contributions in excess of allowable qualified plan limits may also be credited to these plans. Company contributions are recorded as expenses and earnings/(losses) on investments are recorded to interest credited to policyholder funds in the Statements of Income and Changes in Surplus. To hedge against volatility for the investment earnings credited, the Company has purchased corporate-owned life insurance contracts.

BENEFIT OBLIGATIONS  Accumulated benefit obligations represent the present value of pension benefits earned as of the measurement date based on service and compensation and do not take into consideration future salary increases. Projected benefit obligations for defined benefit plans represent the present value of pension benefits earned as of the measurement date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

The following table sets forth the plans’ change in projected benefit obligation of the defined benefit pension and other postretirement plans as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2017	2016	2017	2016

Change in projected benefit obligation
Projected benefit obligation at beginning of year	$176,512	$172,191	$19,152	$22,023
Service cost	—	—	339	401
Interest cost	7,193	7,520	698	790
Actuarial loss/(gain)	11,690	6,136	(633)	(2,756)
Benefits paid	(10,075)	(9,335)	(1,170)	(1,306)

Projected benefit obligation at end of year	$185,320	$176,512	$18,386	$19,152

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The weighted-average assumptions used to measure the actuarial present value of the projected benefit obligation were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2017	2016	2017	2016

Discount rate(1)	3.60%	4.20%	3.60%	4.00%
Rate of compensation increase	N/A	N/A	N/A	N/A

(1) 2017 discount rates are 3.44%, 3.38%, and 2.73% for the various Penn Mutual Nonqualified Pension Plans.

The discount rate is determined at the annual measurement date of the plans and is therefore subject to change each year. The rate reflects prevailing market rates for high quality fixed-income debt instruments with maturities corresponding to expected duration of the benefit obligations on the measurement date. The rate is used to discount the future cash flows of benefits obligations back to the measurement date.

The assumed health care cost trend rates used in determining the benefit obligation for the other postretirement healthcare plans were as follows as of December 31:

	2017		2016
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	7.10%	7.60%	6.90%	8.10%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%	4.50%	4.50%
Year that the rate reaches the ultimate trend rate	2025	2025	2025	2025

PLAN ASSETS   The change in plan assets of pension plans and other postretirement healthcare plans represents a reconciliation of beginning and ending balances of the fair value of the plan assets used to fund future benefit payments. The following table sets forth the change in plan assets as of December 31:

	Pension Benefits		Other Benefits
	2017	2016	2017	2016

Change in plan assets:
Fair value of plans assets at beginning of year	$178,248	$174,859	$—	$—
Actual return on plan assets	22,260	10,118	—	—
Employer contribution	3,021	2,606	1,170	1,306
Benefits paid	(10,075)	(9,335)	(1,170)	(1,306)

Fair value of plan assets at end of year	$193,454	$178,248	$—	$—

The plan assets of the qualified pension plan consist primarily of investments in mutual funds through a group annuity contract with Penn Mutual. The fair value of those funds is based upon quoted prices in an active market, resulting in a classification of Level 1. During 2017, the qualified pension plan also invested in bond funds that are managed by a subsidiary of the Company. The fair value of these funds are based upon the net asset value used as a practical expedient obtained from the investment manager, resulting in a classification of Level 2.

2017 Statutory Financial Statements	Page 39

($ in Thousands)

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2017:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$94,280	$—	$—	$94,280
Bond funds	47,556	43,641	—	91,197
Money market funds	7,977	—	—	7,977

Total	$149,813	$43,641	$—	$193,454

The following table presents the financial instruments carried at fair value in the Company’s qualified pension plan assets as of December 31, 2016:

Asset Category	FV Level 1	FV Level 2	FV Level 3	Total

Equity funds	$85,744	$—	$—	$85,744
Bond funds	49,020	36,315	—	85,335
Money market funds	7,169	—	—	7,169

Total	$141,933	$36,315	$—	$178,248

The Company’s overall investment strategy with respect to pension assets is growth, preservation of principal, preservation of purchasing power and partial immunization through asset/liability matching while maintaining return objectives over the long term. To achieve these objectives, the Company has established a strategic asset allocation policy. Plan assets are diversified both by asset class and within each asset class in order to provide reasonable assurance that no single security or class of security will have a disproportionate impact on the plan. The target allocation for 2017 and 2016 was a 40%-60%/ 40%-60% allocation between equity and bond funds. The Company will continue its policy to rebalance the portfolio on an annual basis. Performance of investment managers, liability measurement and investment objectives are reviewed on a regular basis.

The Company’s qualified pension plan asset allocation and target allocations at December 31, 2017 and 2016 are as follows:

	2018 Target Allocation	Percentage of Plan Assets As of December 31,
Asset Category		2017	2016

Equity funds	50.0%	48.8%	48.1%
Bond funds	50.0%	47.1%	47.9%
Money market funds	—%	4.1%	4.0%

Total	100%	100.0%	100.0%

The expected rate of return on plan assets was estimated utilizing a variety of factors including the historical investment returns achieved over a long-term period, the targeted allocation of plan assets, and expectations concerning future returns in the marketplace for both equity and debt securities. Lower returns on plan assets result in higher net periodic benefit cost.

AMOUNTS RECOGNIZED IN THE STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS

The funded status of the defined benefit pension plans and other postretirement healthcare plans is a comparison of the projected benefit obligations to the assets related to the respective plan, if any. The difference between the two represents amounts that have been appropriately recognized as expenses in prior periods that appear as the

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($ in Thousands)

net amount recognized or represent amounts that will be recognized as expenses in the future through the amortization of the unrecognized net actuarial gains or losses and unrecognized prior service costs or credits.

The following table sets forth the funded status of the plans as of December 31, 2017 and 2016 as of the measurement date:

	Pension Plans		Other Postretirement Healthcare Plans
	2017	2016	2017	2016

Benefit obligation	$(185,320)	$(176,512)	$(18,386)	$(19,152)
Fair value of plan assets	193,454	178,248	—	—

Funded Status	$8,134	$1,736	$(18,386)	$(19,152)

The funded status reconciles to amounts reported in the Statement of Admitted Assets, Liabilities and Surplus as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2017	2016	2017	2016

Prepaid pension asset (nonadmitted)	$35,571	$28,795	$—	$—
Accrued benefit cost and liability for benefits recognized (other liabilities)	(27,437)	(27,059)	(18,386)	(19,152)

	8,134	1,736	(18,386)	(19,152)
Unrecognized transition liability	—	—	—	—

Funded Status	$8,134	$1,736	$(18,386)	$(19,152)

The breakout of the fair value of plan assets, projected benefit obligation and accumulated benefit obligation for plans in an overfunded status, where the fair value exceeded the projected benefit obligation, and plans in an underfunded status, where the projected benefit obligation exceeded the fair value of plan assets were as follows as of December 31:

	Overfunded Pension Plans		Underfunded Pension Plans
	2017	2016	2017	2016

Projected benefit obligation	$(157,883)	$(149,453)	$(27,437)	$(27,059)
Fair value of plan assets	193,454	178,248	-—	—

Funded Status	$35,571	$28,795	$(27,437)	$(27,059)

Accumulated benefit obligation	$(157,883)	$(149,453)	$(27,437)	$(27,059)

SURPLUS ITEMS NOT YET RECOGNIZED  The amounts in surplus that have not yet been recognized as part of net periodic benefit cost/(credit) were as follows as of December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2017	2016	2017	2016

Unrecognized prior service cost	$—	$—	$1,757	$1,756
Unrecognized actuarial (gain)/loss	39,848	39,173	(2,493)	(1,962)

Total	$39,848	$39,173	$(736)	$(206)

2017 Statutory Financial Statements	Page 41

($ in Thousands)

The following represents activity relating to amounts recognized in surplus or included in the remaining unrecognized transition liability from the adoption of SSAP No. 92, “Accounting for Postretirement Benefits Other Than Pensions,” during the year ended December 31, 2017 and 2016, including reclassification adjustments for those amounts recognized as components of net periodic benefit cost/(credit), for the years ended December 31:

	Pension Benefits		Other Benefits
	2017	2016	2017	2016

Items not yet recognized as a component of net periodic benefit cost/(credit) — prior year	$39,173	$31,778	$(206)	$2,549
Net prior service cost arising during the period	—	—	—	—
Net prior service (cost)/credit recognized to net periodic benefit cost/(credit)	—	—	1	1
Net actuarial loss/(gain) arising during the period	1,653	8,014	(634)	(2,756)
Net actuarial (loss) recognized to net periodic benefit cost/(credit)	(978)	(619)	103	—

Items not yet recognized as a component of net periodic benefit cost — current year	$39,848	$39,173	$(736)	$(206)

Amounts in surplus expected to be recognized as components of net periodic benefit cost/(credit) in 2018 are as follows:

	Pension Plans	Other Postretirement Healthcare Plans

Amortization of net prior service credit	$—	$(1)
Amortization of actuarial net (gain)/loss	1,004	(103)

NET PERIODIC BENEFIT COST/(CREDIT)  The components of net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2017	2016	2017	2016

Service cost	$—	$—	$339	$401
Interest cost	7,194	7,520	698	790
Expected return on plan assets	(12,225)	(11,996)	—	—
Amortization of prior service cost/(credit)	—	—	(1)	(1)
Amortization of actuarial losses/(gains)	978	619	(103)	—

Total net periodic benefit (credit)/cost	$(4,053)	$(3,857)	$933	$1,190

The weighted-average assumptions used to determine net periodic benefit cost/(credit) were as follows for the years ended December 31:

	Pension Plans		Other Postretirement Healthcare Plans
	2017	2016	2017	2016

Discount rate	4.20%	4.50%	4.00%	4.20%
Expected return on plan assets	7.00%	7.00%	N/A	N/A
Rate of compensation increase	N/A	N/A	N/A	N/A

Page 42	The Penn Mutual Life Insurance Company

($ in Thousands)

The assumed health care cost trend rates used in determining net periodic benefit cost were as follows for the years ended December 31:

	2017		2016
	Pre-65	Post-65	Pre-65	Post-65

Health care cost trend rate assumed for next year	6.90%	8.10%	7.25%	7.75%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%	5.00%	5.00%
Year that the rate reaches the ultimate trend rate	2025	2025	2025	2025

Assumed health care trend rates have a significant effect on the amounts reported for the health care plans. A one percentage point change in assumed health care cost trend rates would have the following effects:

	One-Percentage Point
	Increase	Decrease

Impact on total service and interest cost components	$60	$(52)
Impact of postretirement benefit obligation	916	(817)

ACTUAL CONTRIBUTIONS AND BENEFITS  The contributions made and the benefits paid from the plans at December 31 were as follows:

	Pension Benefits		Other Benefits
	2017	2016	2017	2016

Employer Contributions	$3,004	$2,606	$1,170	$1,306
Benefits Paid	$(10,075)	$(9,335)	$(1,170)	$(1,306)

CASH FLOWS  The Company’s funding policy is to contribute an amount at least equal to the minimum required contribution under ERISA. The Company may increase its contribution above the minimum based upon an evaluation of the Company’s tax and cash positions and the plan’s funded status.

In 2018, the Company expects to make the minimum required contribution to the qualified pension plan, currently estimated to be $0. The Company expects to contribute to the nonqualified pension plans and other postretirement healthcare plans in amounts equal to the expected benefit costs of approximately $10,337 and $1,417, respectively.

The estimated future benefit payments are based on the same assumptions as used to measure the benefit obligations as of December 31, 2017 and 2016. The following benefit payments, which reflect expected future service, as appropriate, are expected to be paid:

	Pension Plans	Other Post Retirement Healthcare Plans

2018	$10,337	$1,417
2019	10,604	1,415
2020	10,766	1,410
2021	10,877	1,405
2022	10,957	1,399
Years 2023-2027	55,085	6,454

Total	$108,626	$13,500

2017 Statutory Financial Statements	Page 43

($ in Thousands)

DEFINED CONTRIBUTION PLANS  The Company maintains three defined contribution pension plans for substantially all of its employees and full-time advisers. For two plans, designated contributions of up to 4 or 6% of annual compensation are eligible to be matched by the Company. Contributions for the third plan are based on tiered earnings of full-time advisers. For the years ended December 31, 2017, and 2016, the expense recognized for these plans was $6,782 and $6,807, respectively.

Note 9.  FEDERAL INCOME TAXES

On December 22, 2017, the U.S. government enacted new tax legislation. The legislation makes broad and complex changes to the U.S. tax code and accordingly it will take time to assess and interpret the changes. Given the timing of the enactment date and impact of the legislation, the SEC issued Staff Accounting Bulletin (“SAB”) 118, with similar provisions extended by the FASB staff for non-public companies. SAB 118 provisions allow registrants to implement elements of tax reform under three scenarios:

1.	Measurement of certain income tax effects are complete in accordance with the new tax law.

2.	Measurement of certain income tax effects can be reasonably estimated (also referred to as “provisional” amounts).

3.	Measurement of certain income tax effects cannot be reasonably estimated.

SAB 118 provides that the measurement period is complete when a company’s accounting is complete and in no circumstances should the measurement period extend beyond one year from the enactment date. If a company discloses elements of tax reform under scenario 2 or 3 and new information or further analysis is needed which results in a revised estimate, the revision will be considered a change in estimate recorded in the period identified rather than an error during this one year relief period.

The NAIC’s SAP Working Group adopted INT 18-01: Updated Tax Estimates Under the Tax Cuts and Jobs Act, that adopts similar concepts related to “complete” and “incomplete” estimates and those for which a reasonable estimate cannot be determined. It also provides a limited time exception to SSAP 9, Subsequent events, which allows companies not to adjust the audited statutory statements when there is a change in estimate of year-end 2017 amounts after the annual statement has been filed up to one year from enactment. In addition, INT 18-01 provides guidance on allocating the remeasurement of DTAs and DTLs due to the change in the tax rate to three components of surplus: change in net unrealized capital gain/loss, change in net deferred income tax, and change in nonadmitted assets.

The company has adopted the provisions of INT 18-01 for the year ended December 31, 2017. Based on a preliminary understanding of the new legislation, the Company recorded a provisional charge of $117,352, after-tax, for the estimated impact of U.S. Tax Reform on policyholder liabilities and net deferred tax assets, including the reduction in the U.S. federal corporate income tax rate and the impact of specific life insurance regulations which limits the deductibility of reserves for U.S. federal income tax purposes. This provisional charge may change materially in the future, following a more comprehensive review of the legislation, including changes in interpretations and tax assumptions made in the valuation of policy liabilities as well as implementation of and guidance from the Internal Revenue Service and other bodies, and as a result of any future changes or amendments to that legislation.

The Company follows Statement of Statutory Accounting Principles No. 101 — Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 includes a calculation for the limitation of gross deferred tax assets for insurers that maintain a minimum of 300% of their authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2017 and 2016.

The Company is required to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable income exclusive of

Page 44	The Penn Mutual Life Insurance Company

($ in Thousands)

reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused; although the realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. The Company has not recorded a valuation allowance as of December 31, 2017 and 2016.

The components of deferred tax asset (DTAs) and deferred tax liabilities (DTLs) recognized by the Company are as follows as of December 31:

Description	2017			2016

	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$358,295	$55,719	$414,014	$446,195	$85,635	$531,830

Adjusted gross deferred tax assets	358,295	55,719	414,014	446,195	85,635	531,830
Adjusted gross deferred tax assets nonadmitted	(28,298)	(21,167)	(49,465)	(127,156)	(26,095)	(153,251)

Subtotal — admitted adjusted deferred tax asset	329,997	34,552	364,549	319,039	59,540	378,579
Gross deferred tax liabilities	(128,222)	(18,259)	(146,481)	(123,336)	(30,834)	(154,170)

Net admitted deferred tax asset	$201,775	$16,293	$218,068	$195,703	$28,706	$224,409

Description	Changes during 2017

	Ordinary	Capital	Total
Gross deferred tax assets/(liabilities)	$(87,900)	$(29,916)	$(117,816)

Adjusted gross deferred tax assets	(87,900)	(29,916)	(117,816)
Adjusted gross deferred tax asset nonadmitted	98,858	4,928	103,786

Subtotal — admitted adjusted deferred tax asset	10,958	(24,988)	(14,030)
Gross deferred tax (liability)/asset	(4,886)	12,575	7,527
Net admitted deferred tax asset	$6,072	$(12,413)	$(6,503)

Admitted DTA’s are comprised of the following admission components based on paragraph 11 of SSAP No. 101 as of December 31:

Description	2017			2016

	Ordinary	Capital	Total	Ordinary	Capital	Total
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below)	$201,775	$16,293	$218,068	$195,703	$28,706	$224,409
1. Adjusted gross DTA expected to be realized following the balance sheet date	201,775	16,293	218,068	258,612	28,708	287,320
2. Adjusted gross DTA allowed per limitation threshold	—	—	219,143			224,409
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	128,222	18,259	146,481	123,336	30,834	154,170

DTA admitted as the result of application of SSAP No.101	$329,997	$34,552	$364,549	$319,039	$59,540	$378,579

2017 Statutory Financial Statements	Page 45

($ in Thousands)

Description	Changes during 2017

	Ordinary	Capital	Total
Adjusted gross DTA expected to be realized (excluding the amount of DTA from above) after application of the threshold limitation (the lesser of 1 and 2 below))	$6,072	$(12,413)	$(6,341)
1. Adjusted gross DTA expected to be realized following the balance sheet date	(56,837)	(12,415)	(69,252)
2. Adjusted gross DTA allowed per limitation threshold	—	—	5,266
Adjusted gross DTA (excluding the amount of DTA from above) offset by gross DTL	4,886	(12,575)	(7,689)

DTA admitted as the result of application of SSAP No. 101	$10,958	$(24,988)	$(14,030)

The authorized control level RBC and total adjusted capital computed without net deferred tax assets utilized when determining the amount of admissible net deferred tax assets was as follows:

December 31	2017	2016

Ratio percentage used to determine recovery period and threshold limitation amount	495%	537%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation	$1,697,501	$1,694,373

The impact of tax planning strategies on the determination of adjusted gross DTA’s and net admitted DTA’s is as follows:

Adjusted gross DTA’s

Percentage of adjusted gross deferred tax assets attributable to the impact of tax planning strategies

December 31, 2017			December 31, 2016			Change

Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
17%	100%	30%	61%	96%	66%	(44)%	—%	(36%)

Net admitted DTA’s

Percentage for net admitted adjusted gross deferred tax assets admitted because of the impact of tax planning strategies

December 31, 2017			December 31, 2016			Change

Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
17%	100%	24%	70%	100%	74%	(53)%	—%	(50%)

The Company’s tax planning strategies include the use of reinsurance. There are no temporary differences for which a DTL has not been established.

Significant components of income taxes incurred

Current income taxes incurred consist of the following major components for the years ended December 31:

Description	2017	2016

Current federal income tax expense/(benefit)	$(87,848)	$(31,661)

Federal income tax (benefit)/expense	(87,848)	(31,661)
Income tax effect on realized capital gains/(losses)	31,291	26,983

Federal and foreign income taxes incurred	$(56,557)	$(4,678)

Page 46	The Penn Mutual Life Insurance Company

($ in Thousands)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows as of December 31:

	2017	2016	Change

DTA resulting in book/tax difference in:
Ordinary:
Future policy benefits	$81,602	$48,140	$33,462
DAC	71,219	111,111	(39,892)
Dividend to policyholders	14,700	20,300	(5,600)
Deferred compensation	23,384	36,610	(13,226)
Nonadmitted assets	12,773	18,083	(5,310)
AMT credits	1,913	2,000	(87)
LIHTC credits	51,396	40,874	10,522
NOL Carryforward	40,190	72,922	(32,732)
Reinsurance transaction	1,956	6,188	(4,232)
Coinsurance transaction	6,343	10,571	(4,228)
PML Reserve Financing	36,343	60,572	(24,229)
PML Reinsurance	12,911	—	12,911
Other — ordinary	3,565	18,824	(15,259)

Subtotal — Gross ordinary DTAs	358,295	446,195	(87,900)
Nonadmitted ordinary DTAs	(28,298)	(127,156)	98,858

Admitted ordinary DTAs	329,997	319,039	10,958

Capital:
Net unrealized capital losses	37,469	56,927	(19,458)
OTTI on Investments	16,293	28,708	(12,415)
Other — Capital	1,957	—	1,957

Gross capital DTAs	55,719	85,635	(29,916)
Nonadmitted capital DTAs	(21,167)	(26,095)	4,928

Admitted capital DTAs	34,552	59,540	(24,988)

Admitted DTAs	364,549	378,579	(14,030)

DTLs resulting in book/tax differences in:
Ordinary:
Investments — ordinary	(68,330)	(111,834)	43,504
Future Policy Benefits — 8 year spread	(53,078)	—	(53,078)
Other	(6,814)	(11,502)	4,688

Ordinary DTLs	(128,222)	(123,336)	(4,886)

Capital:
Alternative asset investments	(18,259)	(30,834)	12,575

Capital DTLs	(18,259)	(30,834)	12,575

DTLs	(146,481)	(154,170)	7,689

Net deferred tax asset	$218,068	$224,409	$(6,341)

2017 Statutory Financial Statements	Page 47

($ in Thousands)

The change in deferred income taxes, exclusive of the effect of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statements of Changes in Surplus, is comprised of the following:

	2017	2016	Change

Total deferred tax assets	$414,014	$531,830	$(117,816)
Total deferred tax liabilities	(146,481)	(154,170)	7,689

Net deferred tax asset	267,533	377,660	(110,127)

	267,533	377,660
Tax effect of net unrealized gains/(losses)			19,466
Tax effect of postretirement liability			(45)

Change in net deferred income tax			$(90,706)

Reconciliation of Federal Income Tax Rate to Actual Effective Rate

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing the differences as of December 31, 2017 are as follows:

Description	Amount	Tax Effect	Effective Tax Rate

Income before taxes	$(96,525)	$(33,784)	35.00%
Income from affiliates	(36,455)	(12,759)	13.22%
Separate account dividend received deduction	(35,836)	(12,542)	12.99%
LIHTC	0	(10,494)	10.87%
Executive benefits	(10,940)	(3,829)	3.97%
IMR tax adjustment	12,145	4,251	-4.40%
Dividends received deduction	(5,735)	(2,007)	2.08%
Tax Reform Impact	335,291	117,352	-121.58%
Other	(34,397)	(12,039)	12.47%

Total	$127,548	$34,149	-35.38%

Federal income taxes incurred		$(56,557)	58.59%
Change in net deferred income tax		90,706	-93.97%

Total Statutory Taxes		$34,149	-35.38%

The effective tax rate is primarily driven by the following components: (1) the reversal of income from affiliates, the tax on which is recorded in their separate company financial statements, (2) the separate account dividends received deduction, (3) low income housing tax credits, and (4) impact of tax reform.

At December 31, 2017, the Company had $191,383 of net operating loss carryforwards available that will begin to expire in 2027. In addition, the Company had LIHTC available of $51,396 that will expire starting in 2030.

At December 31, 2017, the Company had $1,913 Alternative Minimum Tax (“AMT”) credit carryforwards with no expiration.

There was no income tax expense for 2017, 2016 and 2015 that is available for recoupment in the event of future net losses. The Company has not made any deposits regarding the suspension of running interest (protective deposits) pursuant to Internal Revenue Code Section 6603.

The Company’s federal income tax return is consolidated with its majority owned subsidiaries listed below. The method of tax allocation among the companies is subject to a written agreement, whereby the tax allocation is made on a benefits for loss basis. The tax share agreement allows for each direct Subsidiary of Parent that owns stock of another Subsidiary to be treated as the Intermediate Parent of the Intermediate Parent Group.

Page 48	The Penn Mutual Life Insurance Company

($ in Thousands)

A listing of the companies included in the consolidated return is as follows:

Penn Insurance & Annuity Company

PIA Reinsurance Company of Delaware I

Hornor, Townsend & Kent, Inc.

HTK Insurance Agency, Inc.

Longevity Insurance Company, Inc.

Tax years 2014 and subsequent are still subject to audit by the Internal Revenue Service.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits, as a component of tax expense. During the years ended December 31, 2017 and 2016, the Company did not recognize or accrue penalties or interest.

The Company had no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within the next twelve months of the reporting date.

Note 10.  REINSURANCE

The Company has assumed and ceded reinsurance on certain life and annuity contracts under various agreements. Reinsurance ceded permits recovery of a portion of losses from reinsurers.

The table below highlights the reinsurance amounts shown in the accompanying financial statements.

	Gross Amount	Assumed	Ceded	Net Amount

December 31, 2017:
Premium and annuity considerations	$1,816,358	$7,624	$993,383	$830,599
Reserves and funds for payment of insurance and annuity benefits	11,591,730	3,453	2,709,510	8,885,673

December 31, 2016:
Premium and annuity considerations	$1,880,224	$84,731	$695,947	$1,269,008
Reserves and funds for payment of insurance and annuity benefits	10,540,803	41,979	2,154,624	8,428,158

The Company entered into a coinsurance fund withheld agreement with an authorized, non-affiliated reinsurer, effective September 30, 2017, and amended October 1, 2017, to coinsure an existing block of whole life policies issued from 1995 through 2014 on a 20% quota share basis. The agreement generated an after-tax gain of $61,750, which was a direct increase to surplus and will be amortized into income over the emerging earnings of the business. The Company recognized $269 of this gain for the year ended December 31, 2017. The unamortized amount of the gain from this agreement was $61,481 as of December 31, 2017. The ceded reserves related to this agreement totaled $177,533 and the funds withheld liability was $82,533 as of December 31, 2017. In addition to the whole life policies, this agreement reinsured on a YRT basis certain Universal Life policies on a 85% quota share basis.

The Company has entered into an indemnity reinsurance agreement with a single non-affiliated reinsurer, whereby the Company cedes its risk associated with the Disability Income line of business. Under the agreement, 95% of the assets and liabilities were transferred to the reinsurer, and the assets were placed in a trust that names the Company as beneficiary. As of December 31, 2017 and 2016, the Company had a related reserve credit of $198,591 and $209,499, respectively, which was secured by investment grade securities with a market value of $231,050 and $216,829, respectively, held in trust.

2017 Statutory Financial Statements	Page 49

($ in Thousands)

The Company entered into a coinsurance agreement with an authorized, non-affiliated reinsurer, effective January 1, 2013, to coinsure an existing block of guaranteed term products issued from 2007 through 2012. The coinsurance agreement generated an after-tax gain of $30,200, which was a direct increase to surplus and will be amortized into income over the emerging earnings of the business. The Company did not recognize any amortization of this gain for the years ended December 31, 2017 and 2016. The unamortized amount of the gain from this coinsurance agreement was $30,200 as of December 31, 2017 and 2016, respectively.

INTERCOMPANY REINSURANCE  The Company maintains various reinsurance agreements with affiliates. The following table summarizes premium and reserves balances associated with such agreements as of and for the years ended December 31:

		Assumed/(Ceded)
		2017		2016
	Affiliate	Premium	Reserves	Premium	Reserves

Coinsurance Funds Withheld	PIA	$(43,022)	$(1,125,131)	$(47,429)	$(1,037,921)
IUL Inforce	PIA	(64,244)	(305,859)	(72,135)	(238,910)
Coinsurance	PIA	(176,887)	(715,600)	(176,493)	(551,859)
IUL	PIA	0	0	77,424	38,712
YRT — Over retention	PIA	2,519	323	2,308	272

Total		$(281,634)	$(2,146,267)	$(216,325)	$(1,789,706)

Coinsurance Funds Withheld  At December 31, 2014, the Company entered into a contract to cede reserves pursuant to transactions subject to the requirements of Section 7 of the NAIC XXX and AXXX Reinsurance Model Regulation. PIA contemporaneously reinsured the policies to PIA Reinsurance Company of Delaware I (“PIAre I”), an authorized, affiliated reinsurer.

The table below highlights the support for the Company reserve credit relating to its agreement with PIA, as well as the unamortized gain from the 2014 inforce transaction as of December 31:

	2017	2016

Reserve Credit	$1,125,131	$1,037,921
Assets supporting reserve:
Primary Assets	766,822	707,302
Other Assets — PIAre I	358,309	330,619
Unamortized initial gain	$173,062	$173,062

IUL Inforce  Effective January 1, 2015, PML ceded to PIA an inforce block of single life index universal life policies issued by PML between 2012 and 2014. The Company ceded 100% of the risk, net of inuring reinsurance. The Company transferred $113,021 of reserves and $81,000 in securities, and received $32,021 in ceding commission. The after-tax gain of $20,814 was a direct increase to surplus and will be amortized into income over the emerging earnings of the business. The Company recognized amortization of $8,402 and $3,100 related to this gain for the years ended December 31, 2017 and 2016. The unamortized gain related to this agreement was $9,312 and $17,714 as of December 31, 2017 and 2016, respectively.

Coinsurance  The Company cedes certain insurance risks to PIA on a coinsurance basis.

IUL  The Company assumes the equity risk associated with PIA’s Indexed UL products on a YRT basis. The Company no longer accepts index account segments with buy dates after December 31, 2016.

Page 50	The Penn Mutual Life Insurance Company

($ in Thousands)

YRT Over Retention  The Company assumed from PIA policies issued after October 1, 2006 and before October 1, 2014 which resulted in retention greater than $1,000 per life.

Note 11.   RELATED PARTIES

The Company entered into revolving loan agreements with JMS.

Effective Date	Maturity Date	Maximum Amount	Interest Rate

March 2009	March 2028	$65,000	Market Based at time of draw
January 2010	January 2029	50,000	Market Based at time of draw
January 2013	January 2033	80,000	3-Month Libor +250bps
September 2016	September 2036	100,000	3-Month Libor +250bps

The Company recorded $11,838 and $11,349 in interest income on these notes for the years ended December 31, 2017 and 2016, respectively. At December 31, 2017 and 2016, the Company had outstanding principle receivables from JMS of $195,000 and $165,000 and interest receivables of $3,162 and $2,879, respectively, relating to these agreements.

On December 31, 2016, the Company acquired Vantis, a Connecticut domiciled direct writer of individual tax deferred annuities and ordinary and group life insurance. Vantis is licensed to write life insurance and annuity products in forty-nine states and the District of Columbia. Vantis was acquired under the statutory purchase method at a cost of $75,779, which includes goodwill of $21,401. There was $2,140 and $0 amortization of goodwill in 2017 and 2016, respectively.

In 2017, the Company invested in Credit Ops. The Company’s investment in Credit Ops at December 31, 2017 of $51,552 represents a majority ownership of the fund and is therefore considered to be an affiliate.

The Company’s investment in GUBF at December 31, 2017 and 2016 of $86,923 and $91,510, respectively, represents a majority ownership of the fund and is therefore considered to be an affiliate.

The following table summarizes the gross, nonadmitted, and net admitted value of the Company’s investment in SCA entities, segregated by line item classification within the Statements of Income:

December 31			2017				2016

	%	Gross	Nonadmitted	Net Admitted	%	Gross	Nonadmitted	Net Admitted
Common stock, affiliated:
PIA	100%	$431,547	$—	$431,547	100%	$393,919	$—	$393,919
HTK	100%	7,536	—	7,536	100%	8,681	—	8,681
Vantis	100%	64,866	—	64,866	100%	75,779	—	75,779

Subtotal		503,949	—	503,949		478,379	—	478,379
Other invested assets:
ISP	95.79%	175,452	(13,275)	162,177	95.78%	200,325	(13,274)	187,051
PMAM	100%	8,436	—	8,436	100%	2,079	(2,079)	—

Subtotal		183,888	(13,275)	170,613		202,404	(15,353)	187,051

Total		$687,837	$(13,275)	$674,562		$680,783	$(15,353)	$665,430

The Company files the non-insurance company SCA, HTK, with the NAIC SVO. The most recent filing was the Sub-2 filing in May 2017. The NAIC Valuation method for this SCA was 8b(iii) and no resubmissions were required. The Company has received a rating equivalent to an NAIC 1 for the notes receivable from JMS.

2017 Statutory Financial Statements	Page 51

($ in Thousands)

The Company’s unconsolidated subsidiaries had combined assets of $9,144,358 and $8,287,070 and combined liabilities of $8,468,180 and $7,618,988 as of December 31, 2017 and 2016, respectively. The admitted value of the Company’s investments in subsidiaries includes goodwill of $60,794 and $62,929 and other intangible assets of $150 and $234 at December 31, 2017 and 2016, respectively.

The Company made capital contributions in the form of cash to ISP in the amount of $800 and $250 and to PIA in the amount of $30,000 and $0, during 2017 and 2016, respectively.

The Company had return of capital of $20,000 from ISP in 2017. JMS drew down $30,000 in additional subdebt in 2017.

Under a variety of intercompany agreements, the Company provides its subsidiaries with administrative services, leases, and accounting services. For 2017 and 2016, the total expenses incurred by subsidiaries under these agreements were $75,340 and $36,136, respectively. The amount due to the Company was $20,710 and $12,760 at December 31, 2017 and December 31, 2016, respectively. Under the terms of an investment management agreement, the Company incurred expenses from PMAM of $6,492 and $5,974 for 2017 and 2016, respectively.

Note 12.  COMMITMENTS, CONTINGENCIES AND UNCERTAINTIES

LITIGATION  The Company and its subsidiaries are involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. In addition, the regulators within the insurance and brokerage industries continue to focus on market conduct and compliance issues. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

During 2017, further developments occurred in the class action lawsuit against Penn Mutual in which complainants argued that insurance company law imposes an upper limit on the amount of surplus that Pennsylvania-domiciled mutual life insurance companies (such as Penn Mutual) may maintain and it requires the distribution to participating policyholders by policy dividend of any surplus held by Penn Mutual that exceeds the surplus limit under the law. Complainants further allege that Penn Mutual failed to pay dividends owed under their interpretation. Penn Mutual denies Complainant’s allegations. While the case is not yet concluded, the parties’ settlement of the action was approved by the Court in late 2017. Given the developments in the case after year-end 2016, a $26,000 liability has been recorded in 2017 for terminal dividends in Dividend payable to policyholders in the following year. Related expenses of $12,800 have been recognized in Other expenses.

For some matters, the Company is able to estimate a possible range of loss. For such matters in which a loss is probable, an accrual has been made. For matters where the Company, however, believes a loss is reasonably possible, but not probable, no accrual is required. For matters for which an accrual has been made, but there remains a reasonably possible range of loss in excess of the amounts accrued or for matters where no accrual is required, the Company develops an estimate of the unaccrued amounts of the reasonably possible range of losses.

GUARANTY FUNDS  The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The liability for estimated guaranty fund assessments net of applicable premium tax credits as of December 31, 2017 and 2016 was $175 and $175, respectively. The Company monitors sales materials and compliance procedures and makes extensive efforts to minimize any potential liabilities in this area. The Company believes such assessments in excess of amounts accrued will not materially impact its financial statement position, results of operation, or liquidity.

LEASES  The Company has entered into an agreement in 2013 to sell and subsequently leaseback certain assets. Furniture and equipment was sold for $4,005 with a leaseback arrangement of $72 for 60 months. At the end of the lease term, the Company has the option to return the equipment, purchase it at fair value or extend the lease. The Company has also entered into other leases, primarily for field offices.

Page 52	The Penn Mutual Life Insurance Company

($ in Thousands)

As of December 31, 2017 future minimum payments under noncancellable leases are as follows:

For the year ending:

2018	12,123
2019	10,575
2020	9,350
2021	7,683
2022	6,161
Thereafter	14,170

Rent expense was $18,904 and $18,194 as of December 31, 2017 and 2016, respectively.

COMMITMENTS  In the normal course of business, the Company extends commitments relating to its investment activities. As of December 31, 2017, the Company had outstanding commitments totaling $522,889 relating to these investment activities. The fair value of these commitments approximates the face amount.

PIA has provided a guaranty to maintain Longevity’s authorized control level RBC ratio at a minimum of 400%, up to a maximum exposure of $250,000. PML has agreed to limit PIA’s exposure under the guaranty to $50,000, resulting in a maximum exposure to PML of $200,000. As of December 31, 2017, Penn Mutual has not recognized any loss contingencies related to this guaranty.

UNCLAIMED PROPERTY  Significant attention has been focused on life insurance companies’ processes and procedures used to identify unreported death claims and whether life insurance companies use the Social Security Master Death File (“SSMDF”) to identify deceased policy and contract holders. The Company received notification from 14 states of their intent to examine compliance with their respective abandoned and unclaimed property acts. It is possible that other jurisdictions may pursue similar examinations. These actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company’s procedures. While the Company is not currently able to estimate these additional possible costs, the Company does not believe they will have a material impact to its financial position or liquidity.

LOW INTEREST RATE ENVIRONMENT  A period of sustained low interest rates could negatively impact the Company’s profitability as the interest margin could decline. Declines in our interest margin or instances where the returns on our general account investments are not enough to support the interest rate guarantees could have a material adverse effect on our businesses or results of operations. The Company recognizes this risk and has been proactive in our investment strategies, product designs, crediting rate strategies, and overall asset-liability practices to mitigate the risk of unfavorable consequences in this type of environment.

In periods when interest rates are declining or remain at low levels, we may have to reinvest the cash we receive as interest or return of principal on our investments in lower yielding instruments reducing our interest margin. Moreover, borrowers may prepay fixed-income securities and mortgage-backed securities in our general account in order to borrow at lower market rates, which exacerbates this risk. Lowering interest crediting rates helps to mitigate the effect of margin compression on some of our products. However, because many of our contracts have guaranteed minimum interest or crediting rates, our margin could still decrease and potentially become negative.

During a period of low interest rates, policy reserves may not be sufficient to meet future obligations and may need to be strengthened, which would reduce net income in that reporting period. No additional policyholder reserves were established in 2017 or 2016 as a result of the low interest rate environment.

2017 Statutory Financial Statements	Page 53

($ in Thousands)

Note 13.  DEBT

The Company has entered into repurchase agreements with financial institutions in the normal course of investment activities; however, there were no open positions as of December 31, 2017 and 2016.

Note 14.  SUBSEQUENT EVENTS

The Company made a $30,000 capital contribution to PIA on January 31, 2018.

The Company has evaluated events subsequent to December 31, 2017 and through the financial statement issuance date of February 16, 2018 and has determined that there were no other significant events requiring recognition in the financial statements and no additional events requiring disclosure in the financial statements.

Page 54	The Penn Mutual Life Insurance Company

PennMutual®
Our Noble Purpose
Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that purchasing life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.
© 2018 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com
PM8440
05/18

Part C

Other Information

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements included in Part B:

Financial Statements of Penn Mutual Variable Annuity Account III:

Report of Independent Registered Public Accounting Firm
Statements of Assets and Liabilities - December 31, 2017
Statements of Operations - For the Year Ended December 31, 2017
Statements of Changes in Net Assets - For the Years Ended December 31, 2017 and 2016
Notes to Financial Statements – December 31, 2017

Financial Statements of The Penn Mutual Life Insurance Company:

Report of Independent Auditors
Statements of Admitted Assets, Liabilities and Surplus for the Years Ended December 31, 2017 and 2016
Statements of Income and Changes in Surplus for the Years Ended December 31, 2017 and 2016
Statements of Cash Flows for the Years Ended December 31, 2017 and 2016
Notes to Financial Statements

(b)	Exhibits

	1. (a)	Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing the establishment of Penn Mutual Variable Annuity Account III (the “Registrant”). Incorporated herein by reference to Exhibit 1(a) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

	(b)	Resolutions of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company authorizing investments of the Registrant. Incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62825), as filed with the U.S. Securities and Exchange Commission on April 27, 1999 (EDGAR Accession No. 0000950116-99-000834).

	2.	Not applicable.

	3. (a)(1)	Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Incorporated herein by reference to Exhibit 3(a) to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

	(a)(2)	Schedule I to the Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Incorporated herein by reference to Exhibit 3(a)(2) of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

	(b)	Distribution Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, Inc., a wholly-owned subsidiary of Penn Mutual. Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

(c)	Form of Agent’s Agreement relating to broker-dealer supervision. Incorporated herein by reference to Exhibit 3(c) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

(d)	Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(d) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

(e)	Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(e) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

(f)	Schedule A to the Broker-Dealer Selling Agreement, Broker-Dealer Selling Agreement - Form A-2 and Corporate Insurance Agent Selling Agreement - Form A-1 (Edition of May 2012). Incorporated herein by reference to Exhibit 3(f) to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

4. (a)	Individual Variable and Fixed Annuity Contract (Form BVA-00). Incorporated herein by reference to Exhibit 4(a) to the Registrant’s Registration Statement on Form N-4 (File No. 333-39804), as filed with the U.S. Securities and Exchange Commission on June 21, 2000 (EDGAR Accession No. 0000950116-00-001502).

(b)	Rider — Guaranteed Minimum Death Benefit—Step Up (GDBSU-98). Incorporated herein by reference to Exhibit 4(a) to the Registrant’s Registration Statement on Form N-4 (File No. 333-39804), as filed with the U.S. Securities and Exchange Commission on June 21, 2000 (EDGAR Accession No. 0000950116-00-001502).

(c)	Endorsement-Charitable Remainder Trust (1718-01). Incorporated herein by reference to Exhibit 4(c) to the Registrant’s Registration Statement on Form N-4 (File No. 333-39804), as filed with the U.S. Securities and Exchange Commission on April 19, 2001 (EDGAR Accession No. 0000950116-000684).

(d)	Rider — Estate Enhancement Death Benefit (EEDB-01). Incorporated herein by reference to Exhibit 4(k) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on April 20, 2001 (EDGAR Accession No. 0000950116-01-000692).

(e)	Rider — Form of active allocation annuity contract. Incorporated herein by reference to Exhibit 4(e) to the Registrant’s Registration Statement on Form N-4 (File No. 333-39804), as filed with the U.S. Securities and Exchange Commission on March 21, 2002 (EDGAR Accession No. 0000950116-02-000397).

(f)	Rider — Death Benefit Enhancement – Step-Up. Incorporated herein by reference to Exhibit 4(d) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on May 22, 2002 (EDGAR Accession No. 0000950116-02-001203).

(g)	Rider — Optional Guaranteed Minimum Accumulation Benefit. Incorporated herein by reference to Exhibit 4(g) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on April 28, 2006 (EDGAR Accession No. 0000950116-06-001383).

(h)	Rider — Optional Guaranteed Minimum Accumulation Benefit and Guaranteed Minimum Withdrawal Benefit. Incorporated herein by reference to Exhibit 4(h) to the Registrant’s Registration Statement on Form N-4 (File No. 333-88824), as filed with the U.S. Securities and Exchange Commission on April 28, 2006 (EDGAR Accession No. 0000950116-06-001383).

(i)	Rider — Guaranteed Lifetime Withdrawal Benefit. Incorporated herein by reference to Exhibit 4(i) to the Registrant’s Registration Statement on Form N-4 (File No. 333-69386), as filed with the U.S. Securities and Exchange Commission on April 30, 2007 (EDGAR Accession No. 0000893220-07-001539).

(j)	Rider – Growth and Income Advantage. Incorporated herein by reference to Exhibit (4)(q) to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on April 24, 2009 (EDGAR Accession No. 0001104659-09-026746).

(k)	Rider – Purchasing Power Protector. Incorporated herein by reference to Exhibit (4)(r) to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on April 24, 2009 (EDGAR Accession No. 0001104659-09-026746).

5. (a)	Application (Form PM0487) for Individual Variable Annuity Contract. Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-4 (File No. 33-39804), as filed with the U.S. Securities and Exchange Commission on September 20, 2000 (EDGAR Accession No. 0000950116-00-002423).

(b)	Form of application for active allocation annuity contract. Incorporated herein by reference to Exhibit 5(b) to the Registrant’s Registration Statement on Form N-4 (File No. 333-39804), as filed with the U.S. Securities and Exchange Commission on March 21, 2002 (EDGAR Accession No. 0000950116-02-000397).

6. (a)	Charter of The Penn Mutual Life Insurance Company (May 1983). Incorporated herein by reference to Exhibit 6(a) to the Registrant’s Registration Statement on Form N-4 (File No. 333-62811), as filed with the U.S. Securities and Exchange Commission on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(b)	By-Laws of The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(b) to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

7.	None.

8.	Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Incorporated herein by reference to Exhibit 8 of Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

9.	Opinion and Consent of Franklin L. Best, Jr., Esq., Managing Corporate Counsel of The Penn Mutual Life Insurance Company, as to the legality of the variable annuity contracts being registered. Incorporated herein by reference to the Exhibit 9 to the Registrant’s Registration Statement on Form N-4 (File No. 333-39804), as filed with the U.S. Securities and Exchange Commission on April 19, 2001 (EDGAR Accession No. 0000950116-000684).

10. (a)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, is filed herewith.

(b)	Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

11.	Not applicable.

12.	Not applicable.

13. (a)	Powers of Attorney for Messrs. Cook, Santomero, Notebaert, Rock, Chappell and Mmes. Carter and Lillie. Incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

(b)	Power of Attorney of Ms. Pudlin. Incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-4 (File No. 333-39804), as filed with the U.S. Securities and Exchange Commission on April 19, 2013 (EDGAR Accession No. 0001193125-13-162940).

(c)	Power of Attorney of Ms. Waring dated April 4, 2014. Incorporated herein by reference to Exhibit 13(c) to Post-Effective Amendment No. 16 to Registrant’s Registration Statement on Form N-4 (File No. 333-39804), as filed with the U.S. Securities and Exchange Commission on April 18, 2014 (EDGAR Accession No. 0001193125-14-149113).

(d)	Power of Attorney of Mr. Hunt dated December 21, 2016. Incorporated herein by reference to Exhibit 13(d) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-4 (File No. 333-177543), as filed with the U.S. Securities and Exchange Commission on December 27, 2016 (EDGAR Accession No. 0001193125-16-803623).

Item 25.	Directors and Officers of the Depositor

The following table sets forth the names of the officers and trustees of the Depositor who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Depositor. Unless otherwise noted, the principal business address of each of the Trustees and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania 19172.

Name and Principal Business Address	Position and Offices with Depositor
Eileen C. McDonnell	Chairman and Chief Executive Officer

David O’Malley	President and Chief Operating Officer

Kevin T. Reynolds	Senior Vice President, Human Resources and Chief Legal Officer

Susan T. Deakins	Executive Vice President, Chief Financial Officer, and Treasurer

Joan P. Carter	Trustee of Penn Mutual

Robert E. Chappell	Trustee of Penn Mutual

William R. Cook	Trustee of Penn Mutual

Charisse R. Lillie	Trustee of Penn Mutual

Helen P. Pudlin	Trustee of Penn Mutual

Edmond F. Notebaert	Trustee of Penn Mutual

Robert H. Rock	Trustee of Penn Mutual

Anthony M Santomero	Trustee of Penn Mutual

Susan D. Waring	Trustee of Penn Mutual

James S. Hunt	Trustee of Penn Mutual

Item 26.	Persons Controlled By or Under Common Control with the Depositor or Registrant

Penn Mutual Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware

Penn Mutual Asset Management, LLC.	Investment Adviser	Pennsylvania

Penn Series Funds, Inc.	Investment Company	Maryland

Penn Mutual Payroll Administration, LLC	Payroll	Pennsylvania

Independence Square Properties, LLC*	Holding Company	Delaware

Hornor, Townsend & Kent, Inc.	Registered Broker-Dealer and Investment Adviser	Pennsylvania

Vantis Life Insurance Company	Life Insurance Company	Connecticut

Vantis Life Insurance Company

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Vantis Life Insurance Company of New York (a NY Corporation)	Life Insurance	New York

*	Independence Square Properties, LLC is 95.79% owned by Penn Mutual and 4.21% owned by The Penn Insurance and Annuity Company

Penn Insurance and Annuity Company

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
PIA Reinsurance Company of Delaware I	Reinsurance	Delaware

Dresher Run I, LLC	Holding Company	Delaware

Longevity Insurance Company, Inc.	Life Insurer	Texas

Independence Square Properties, LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware
LEAP Systems, LLC	Software	Delaware

Janney Montgomery Scott LLC

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation

JMS Resources, Inc.	Investments	Pennsylvania

Janney Capital Management, LLC	Investments	Delaware

JMS Resources, Inc.

Wholly-Owned Subsidiaries

Janney Private Equity Company, Inc. Investments	Delaware

Hornor, Townsend & Kent, Inc.

Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
HTK Insurance Agency, Inc.	Insurance Agents or Brokers	Pennsylvania

Item 27.	Number of Contract Owners

As of March 31, 2018, there were:

4,365 - Owners of qualified individual variable annuity contracts; and

1,904 - Owners of nonqualified individual variable annuity contracts

Item 28.	Indemnification

Section 6.2 of the By-Laws of The Penn Mutual Life Insurance Company provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-Laws are filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to the Penn Mutual Variable Annuity Account III Registration Statement on Form N-4 (File No. 333-177543) and are incorporated herein by reference.

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons.

Penn Mutual owns a directors and officers liability insurance policy covering liabilities directors and officers of Penn Mutual and its subsidiaries may incur in acting as directors and officers.

Selling Agreements currently entered into by The Penn Mutual Life Insurance Company (“Penn Mutual”) and its subsidiary, Hornor, Townsend & Kent, Inc. (“HTK”) with securities brokers and insurance agents generally provide for indemnification of Penn Mutual and HTK and their directors and officers in the event of liability resulting from unauthorized acts of the brokers and insurance agents.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

Hornor Townsend & Kent, Inc. serves as principal underwriters of the securities of the Registrant. Hornor Townsend & Kent, Inc. also serves as distributor of variable annuity contracts issued through Penn Mutual Variable Annuity Account III, a separate account of Penn Mutual.

Hornor, Townsend & Kent, Inc. — Directors and Officers*

Timothy N. Donahue	President, Chief Executive Officer and Director
Thomas H. Harris	Chairman and Director
Susan T. Deakins	Director
Kevin T. Reynolds	Director
Greg J. Driscoll	Senior Vice President, Chief Information Officer
David Raszeja	Vice President, Chief Ethics and Risk Officer
Michael W. Williams	Assistant Vice President, Distribution
Robert Kaehler	Chief Compliance Officer
Franklin L. Best, Jr.	Counsel and Secretary
Charles Ingulli	Treasurer and Controller
Christopher G. Jahn	Auditor
Jessica Swarr	Tax Director

*	The principal business address of the directors and officers is The Penn Mutual Life Insurance Company, Philadelphia, Pennsylvania, 19172.

Commissions and Other Compensation Received By Each Principal Underwriter During Last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, Inc.	$5,923	$0	$0	$0

Item 30.	Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

Item 31.	Management Services

See “Administrative and Recordkeeping Services” in Part B of this Registration Statement.

Item 32.	Undertakings

The Penn Mutual Life Insurance Company hereby undertakes:

(a)	to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b)	to include either (1) as part of any application to purchase a contract or account offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c)	to deliver any statement of additional information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

Restrictions on withdrawals under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Individual Variable and Fixed Annuity Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Registrant.

SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and that it has duly caused this Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania, on this 16th day of April, 2018.

PENN MUTUAL VARIABLE ANNUITY ACCOUNT III (Registrant)

By:	THE PENN MUTUAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Eileen C. McDonnell
Eileen C. McDonnell
Chairman and Chief Executive Officer

As required by the 1933 Act, this Post-Effective Amendment No. 20 to the Registration Statement on Form N-4 has been signed by the following persons, in the capacities indicated, on the 16th day of April, 2018.

Signature	Title

/s/ Eileen C. McDonnell Eileen C. McDonnell	Chairman and Chief Executive Officer

/s/ David O’Malley David O’Malley	President and Chief Operating Officer

*JOAN P. CARTER	Trustee

*WILLIAM R. COOK	Trustee

*ROBERT E. CHAPPELL	Trustee

*CHARISSE R. LILLIE	Trustee

*HELEN P. PUDLIN	Trustee

*EDMOND F. NOTEBAERT	Trustee

*ROBERT H. ROCK	Trustee

*ANTHONY M SANTOMERO	Trustee

*SUSAN D. WARING	Trustee

*JAMES S. HUNT	Trustee

*By /s/ Eileen C. McDonnell Eileen C. McDonnell, attorney-in-fact

Exhibit Index

EXHIBIT No.	EXHIBIT

EX-99.(10)(A)	Consent of PricewaterhouseCoopers, LLP

EX-99.(10)(B)	Consent of Morgan, Lewis & Bockius LLP